UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 5 )

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ABLE ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(1) Title of each class of securities to which transaction applies:
Common stock, par value $0.001 per share
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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ABLE ENERGY, INC.
198 GREEN POND ROAD
ROCKAWAY, NEW JERSEY 07866
(973) 625-1012
Dear Stockholder:

          We cordially invite you to attend a special meeting of stockholders to be held at 10:00 a.m. on _________, 2006 at the offices of Able Energy, 1140 6th Avenue, Suite 1800, New York, New York 10036.

          At the special meeting, you will be asked to approve, for purposes of NASD Marketplace Rule 4350(i) and Delaware Section 203 of the Delaware General Corporation Law, an issuance of our common stock which will result in the acquisition of substantially all of the assets of All American Plazas, Inc., or All American, a Pennsylvania corporation, pursuant to the Stock Purchase Agreement, dated as of June 16, 2005, by and among the shareholders of All American and us (as amended and restated into the Asset Purchase Agreement as of the same date). Our board of directors recommends the approval of this proposal.

          You will also be asked to approve, for purposes of NASD Marketplace Rule 4350(i) only, the potential issuance of our common stock through the exercise of certain convertible debentures we issued in connection with a $2.5 million sale of such debentures which took place in July 12, 2005. A description of this convertible debenture financing together with the financing documents are disclosed in Form 8-K filed July 15, 2005.

          In addition, you will be to approve an increase in the number of shares of common stock which we may issue from 10 million to 75 million. This increase in the number of shares of common stock is not only necessary in order to issue the shares the acquisition of the All American assets described above, but will likely also be necessary in order to provide us adequate capitalization on a going forward basis. Our board of directors recommends the approval of this proposal.

          Finally, you will be asked to act on such other business as may properly come before the special meeting.

          Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisition. Whether or not you plan to attend the special meeting, we urge you to read this material carefully. I look forward to seeing you at the meeting.

Sincerely,

Gregory D. Frost
Chief Executive Officer and Chairman of the Board,

This proxy statement is dated _______, 2006 and is first being mailed to our stockholders on or about _______, 2006.

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

ABLE ENERGY, INC.
198 GREEN POND ROAD
ROCKAWAY, NEW JERSEY 07866

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _________, 2006

TO THE STOCKHOLDERS OF ABLE ENERGY, INC.:

          NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Able Energy, Inc., a Delaware corporation, will be held at 10:00 a.m. eastern time, on ___________, 2006, at the offices of Able Energy, 1140 6th Avenue, Suite 1800, New York, New York 10036, for the following purposes:

•
to consider and vote upon a proposal, for purposes of NASD Marketplace Rule 4350 and Section 203 of the Delaware General Corporation Law to effect an issuance of our common stock which will result in the acquisition of substantially all of the assets of All American Plazas, Inc., or All American, pursuant to the Stock Purchase Agreement, dated as of June 16, 2005 (as amended and restated into the Asset Purchase Agreement as of the same date), among All American and us;

•
to consider and vote upon a proposal, for purposes of NASD Marketplace Rule 4350(i) only, the potential issuance of our common stock through the exercise of certain convertible debentures and warrants we issued in connection with a $2.5 million sale of such debentures which took place in July 12, 2005;

•	to consider and vote upon a proposal to increase the number of shares we are authorized to issue from 10 million to 75 million; and

•	to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

    In connection with a July 12, 2005 financing transaction, we seek approval from the shareholders of an issuance of common stock which exceeds 20% of our issued and outstanding common stock as of July 11, 2005. Note that on November 16, the additional investment right described in Section 4.17 of the Securities Purchase Agreement dated July 12, 2005 was eliminated, and, in its place, investors were granted warrants to purchase shares of our common stock at an exercise price of $7.50. If fully exercised, these additional warrants granted on November 16, 2005 would aggregate 5.25 million. As of July 11, 2005, the Company’s total number of issued shares of common stock was 2,449,520. Twenty percent of the Company’s total outstanding shares of common stock as of such date was 489,904. We estimate the total number of shares which may be issued in connection with the July 12, 2005 financing transaction as follows: (a) upon conversion of convertible debentures, including estimated interest - 415,361 shares of common stock; (b) upon exercise of the warrants granted in connection with the original July 12, 2005 transaction - 192,308 shares of common stock; and (c) upon exercise of warrants granted in connection with the November 16, 2005 amendment - 5,250,000 shares of common stock. Thus, we are seeking the approval to issue up to an additional 5,367,765 shares of our common stock along with any other shares which we may issue as a result of any interest or anti-dilution adjustment which is also described in the Securities Purchase Agreement.

          The proceeds of the July 12, 2005 financing was used for working capital purposes and to make a loan to All American Plazas, Inc. On July 27, 2005, the Company made a loan in the amount of $1,730,000 to All American. All American executed and delivered a Promissory Note for the full amount of the loan in favor of our company. Under the terms of the Promissory Note, the outstanding principal of the loan bears interest at the rate of 3.5% per annum. The maturity date of the Promissory Note has been extended to March 30, 2006 and has since been further extended, in consideration of an increase of the interest rate to 6.5% per annum, to the earlier of either the closing of the acquisition or the closing of a financing transaction relating to the conveyance of All American’s real estate assets to us (see our Current Report on Form 8-K filed March 27, 2006 with the SEC).

          Background relating to the acquisition of All American’s assets is contained in the “Q&A” section that follows as well as throughout this proxy statement.

          The board of directors has fixed the close of business on __________, 2006 as the date for which our stockholders are entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. Only the holders of record of our common stock on that date are entitled to have their votes counted at the special meeting and any adjournments or postponements thereof.

    We will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement by our board of directors.

    Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record of our common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

    Our board of directors unanimously recommends that you vote “FOR” the proposal to effect an issuance of our common stock which will result in our acquisition of All American.

By Order of the Board of Directors,

Gregory D. Frost
Chief Executive Officer and Chairman of the Board
_________, 2006

QUESTIONS AND ANSWERS ABOUT THE MATTERS SUBJECT TO VOTE
What is being voted on?

               You are being asked to consider and vote upon a proposal, for purposes of NASD Marketplace Rule 4350 and Section 203 of the Delaware General Corporation Law, to effect an issuance of our common stock which will result in our acquisition of All American Plazas, Inc., or All American, pursuant to the Asset Purchase Agreement, dated as of June 16, 2005, by and among All American and us (which agreement was originally entered into as the Stock Purchase Agreement, but was thereafter amended and restated as such Asset Purchase Agreement). We refer to this transaction in places throughout this proxy as the “acquisition”.

               You will also be asked to approve, for purposes of NASD Marketplace Rule 4350(i) only, the potential issuance of our common stock through the exercise of certain convertible debentures we issued in connection with a $2.5 million sale of such debentures which took place in July 12, 2005. A description of this convertible debenture financing together with the financing documents are disclosed in the Current Report on Form 8-K filed July 15, 2005. We refer to this financing transaction in places throughout this proxy as the “financing”.

               In addition, you are also being asked to consider and vote upon a proposal to amend our Certificate of Incorporation to authorize 75 million shares of our common stock to be issued. Our current Certificate of Incorporation permits us to issue up to 10 million shares of common stock and 10 million shares of preferred stock. Approval of an increase in the number of shares of our common stock will be necessary to complete the acquisition since the acquisition contemplates the issuance of 11,666,667 shares of common stock. Regardless of whether or not the acquisition is completed, however, our Board of Directors believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including other potential acquisitions or as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the such amendment. We refer to this proposal in places throughout this proxy as the “charter amendment”.

Why are we proposing the acquisition and seeking approval for the financing?

                We will continue to operate in the same manner following our acquisition of All American in the home heating oil and HVAC business. The Board and management of the Company believe that based upon the acquisition, we will be able to expand our distribution of home heating oil. We believe that the increased buying power resulting from the acquisition will result in our ability to negotiate more financially advantageous fuel purchase credit terms. Also we plan to utilize the All American truck stop locations as additional distribution centers to store fuel and house home heating oil delivery vehicles for the sale of its primary product. As part of the relationship established between us and All American, both companies purchase their fuel requirements primarily through TransMontaigne Product Services, Inc. In addition, both us and All American have created additional business relationships with TransMontaigne. In this regard, we have an operations subsidiary named PriceEnergy.com which has created a network of distributors with the assistance of TransMontaigne and All American to deliver fuel upon receiving orders through use of the internet.

                We plan with the assistance of All American, to continue to expand our third party dealer network to enable PriceEnergy.com to deliver home heating oil throughout the United States.

               As a result, we believe that the acquisition of All American will provide our stockholders with an opportunity to acquire, and participate in, a company with significant growth potential.

What vote is required to approve the financing and charter amendment?

               Approval of the financing and charter amendment requires the affirmative vote of a majority of the shares entitled to vote at the special meeting.

What vote is required in order to approve the acquisition proposal?

               The approval of the acquisition of All American will require the vote of 66-2/3% of our outstanding voting common stock or two-thirds of the votes cast, in person or by proxy, at the special meeting, exclusive of shares of common stock held by All American.

Why are we seeking approval for the acquisition and the financing?

               As a result of being listed for trading on the Nasdaq Capital Market, issuances of our common stock are subject to the NASD Marketplace Rules, such as Rule 4350. For example, under Rule 4350(i)(1)(B) and 4350(i)(1)(D), respectively, stockholder approval must be sought when (a) the issuance or potential issuance will result in a change of control of the issuer or (b) in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Furthermore, under Rule 4350(i)(1)(C), stockholder approval must be sought in connection with an acquisition of the stock or assets of another company if any director, officer or substantial shareholder of the issuer has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more.

               Pursuant to the asset purchase agreement relating to the acquisition, we have agreed to issue shares of our common stock in consideration for substantially all of the assets of All American. The issuance of common stock to All American may result in a violation of the foregoing provisions of Rule 4350, absent stockholder approval for such issuance and the resulting acquisition. In addition, with respect to the financing, a total of 789,970 shares of our common stock may be issued assuming full conversion of all debentures and warrants issued in connection with the financing. On July 12, 2005, the date in which we entered into the documents relating to the financing, our closing price per share of our common stock was $17.90 (which was greater than the book value of our shares). The exercise price of debentures and warrants issued in connection with the financing is less than the closing price for our shares on July 12, 2005.

               The Company is subject to Section 203 of the Delaware General Corporation Law (“Section 203”), which restricts certain transactions and business combinations between a corporation and an “interested stockholder” for a period of three years from the date the stockholder becomes an interested stockholder. An “interested stockholder” is any entity (or related entities) which owns 15% or more of a corporation’s outstanding voting stock. Subject to certain exceptions (which do not apply to the acquisition), unless the transaction is approved by the Board of Directors and the holders of at least 66-2/3% of the outstanding voting stock of the corporation (excluding shares held by any interested stockholder), Section 203 prohibits significant business transactions such as a merger with, disposition of assets to, or receipt of disproportionate financial benefits by the interested stockholder, or any other transaction that would increase the interested stockholder’s proportionate ownership of any class or series of a corporation’s stock.

               On December 15, 2004, Timothy Harrington, our CEO at that time, sold an aggregate of 1,007,300 shares of our common stock to All American. The purchase price for the sale was $7,500,000, of which $2,750,000 was paid in cash and All American issued promissory notes in the aggregate principal amount of $4,750,000 to Mr. Harrington. As a result of Mr. Harrington’s sale, All American became an “interested stockholder” for purposes of Section 203 as described above. Additional details regarding Mr. Harrington’s sale of his common stock to All American were described in the Current Report on Form 8-K filed with the SEC on December 21, 2004. In addition, as a result of the acquisition, we estimate that All American will own approximately 12.7 million shares of our common stock (out of a total of approximately 14.7 million issued and outstanding). Thus, approval under Section 203 is required by 66-2/3% of the stockholders of the company because All American’s common stock ownership of the company will increase from 32% as of the date hereof to approximately 85%. All of All American’s shares received in connection with the acquisition will be restricted shares and not subject to any registration requirement. In addition, approximately up to 2.5 million of the 11.67 million shares of restricted common stock All American will receive in the acquisition will be escrowed and may be cancelled in the event that holder of certain convertible debentures issued by All American elect to convert their respective debentures into shares of our common stock, thus reducing All American’s stock interest to approximately 68%. For additional information see “Recent Financing of All American” under the heading, “The Acquisition Proposal”.

What will the name of the company be after the acquisition and financing?

               Following the completion of the acquisition, the combined company’s name will remain “Able Energy, Inc.”

What will I receive in the acquisition or the financing?

               Holders of our securities will continue to hold the Able Energy, Inc. securities they currently own, and will not receive any of the cash paid in connection with the acquisition or the financing. We are simply acquiring substantially all of the outstanding assets of All American and obtaining certain financing for working capital purposes. All American will receive all of our shares of common stock being issued by us in the acquisition.

Who will manage us upon completion of the acquisition of All American?

               Upon completion of the acquisition, we will be managed by the following persons: Gregory D. Frost will be our Chief Executive Officer and Chairman; Steven Vella will be our Chief Financial Officer; Christopher P. Westad will be our President; and Richard Mitstifer will become a director of our company and be also the Executive Vice President of our new All American Division or subsidiary.

               The financing itself will not result in any changes to our management or Board of Directors other than as stated herein.

How are you paying for the acquisition?

               At the closing, we will issue to All American 11,666,667 restricted shares of our common stock at $3.00 per share for an aggregate purchase price of $35,000,000. The pricing for this transaction was determined by taking the average of a 20 consecutive day closing price of a share of our common stock in February 2005. The closing price of our common stock on May 30, 2006 was $6.17 per share and the market value of the shares to be issued to All American, at the close of business on May 30, 2006, was approximately $71.98 million. The value of the shares of our common stock to be issued to All American will be subject to change with the fluctuation of the trading price of our common stock on the Nasdaq Capital Market.

The issuance will result in All American owning approximately 85% of our outstanding common stock on a post-issuance basis. Note, however, that All American has agreed to escrow up to 2.5 million shares and that one share of such escrowed common stock will be cancelled for each share of common stock which is issued pursuant to our assumption of certain All American convertible debentures. We do not intend to modify the number of shares to be issued to All American based on changes to the price of our common stock. The number of shares of our common stock to be issued to All American reflects our Board's and All American's determination of the relative long-term worth of Able Energy after the acquisition of All American's assets, which long term worth may not be reflected, or which may be inappropriately adjusted by, fluctuations in our stock price. Additionally, fluctuations in our stock price may reflect factors that are independent of the respective valuations of All American and Able Energy upon which the acquisition consideration is based.

What happens if the acquisition or the financing is not approved?

               If the acquisition is not approved, then we will not be able to consummate the acquisition upon the terms currently contemplated by the asset purchase agreement. We may attempt to renegotiate the terms of the acquisition and seek stockholder approval at a later date.

               If the financing is not approved, then we may restructure the financing or rescind the financing and return all funds to the current debenture and warrant holders.

When do you expect the acquisition and the financing to be completed?

               It is currently anticipated that the acquisition will be completed promptly following our special meeting of stockholders on _________, 2006. The financing transaction has been completed, subject to approval of our stockholders.

If I am not going to attend the special meeting of stockholders in person, should I return my proxy card instead?

               Yes. After carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the enclosed proxy card in the return envelope provided herewith as soon as possible, so that your shares may be represented at the special meeting.

What will happen if I abstain from voting or fail to vote?

               Abstentions are treated as shares present or represented and entitled to vote at the special meeting and will have the same effect as a vote against the acquisition or financing proposals. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the proposal.

What do I do if I want to change my vote?

               If you wish to change your vote, please send a later-dated, signed proxy card to Gregory D. Frost at Able Energy, Inc. prior to the date of the special meeting or attend the special meeting and vote in person. You also may revoke your proxy by sending a notice of revocation to Gregory D. Frost at the address of our corporate headquarters.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

               No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions provided by your broker.

Do I need to turn in my old certificates?

               No. If you hold your securities in certificate form, as opposed to holding them through your broker, you do not need to exchange them for new certificates. Your current certificates will represent your rights in Able Energy, Inc.

Who can help answer my questions?

               If you have questions about the acquisition, you may write or call Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866, (973) 625-1012, Attention: Gregory D. Frost or Christopher Westad.

SUMMARY

               This summary discusses the material items of the acquisition proposal and the financing, which are also described elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you. See “Where You Can Find More Information.”

Acquisition of All American

All American Plazas, Inc.

               All American, which is headquartered in Myerstown, Pennsylvania, is in the business of owning, operating and developing truck stops. Its operations include, but are not limited to, the ancillary merchandising of rights, products, and other goods and services. All American operates 11 multi-service truck stops in the United States that sell diesel fuel and related services to approximately 5,000 trucking accounts and other independent consumers. Its operations are located at primary interchanges servicing major truck routes in the northeast region of the United States, and its facilities, known as “All American Plazas,” offer a broad range of products, services, and amenities, including diesel fuel, gasoline, home-style restaurants, truck washes, truck preventive maintenance centers, and retail merchandise stores that market primarily to professional truck drivers and other highway motorists.

The Acquisition

               The asset purchase agreement provides for the acquisition by us of substantially all of All American’s assets. We will assume all of All American’s liabilities, except for its debt liabilities. The asset purchase agreement has an effective date of June 16, 2005. We will enter into a number of leases with All American for each of its 11 multi-service truck stops. All America intends that the rental payments under such leases be used to service All American’s debt obligation on its properties. We will issue 11,666,667 restricted shares of our common stock, par value $.001 per share, at $3.00 per share to purchase the All American business an aggregate purchase price of $35,000,000. The closing price of our common stock on May 30, 2006 was $6.17 per share and the market value of the shares to be issued to All American, at the close of business on May 30, 2006, was approximately $71.98 million. The value of the shares of our common stock to be issued to All American will be subject to change with the fluctuation of the trading price of our common stock on the Nasdaq Capital Market. All American has agreed to escrow up to 2.5 million (but not less than 1.67 million) shares of common stock which will be cancelled on a share for share basis for each share of common stock which we issue in connection with certain convertible debenture obligations which we will assume. We do not intend to modify the number of shares to be issued to All American based on changes to the price of our common stock. The number of shares of our common stock to be issued to All American reflects our Board's and All American's determination of the relative long-term worth of Able Energy after the acquisition of All American's assets, which long term worth may not be reflected, or which may be inappropriately adjusted by, fluctuations in our stock price. Additionally, fluctuations in our stock price may reflect factors that are independent of the respective valuations of All American and Able Energy upon which the acquisition consideration is based.

               All American and we plan to complete the acquisition promptly after the special meeting, provided that:

•	our stockholders have approved the asset purchase agreement; and

•	the other conditions specified in the asset purchase agreement have been satisfied or waived.

               The asset purchase agreement is included as Annex A to this proxy statement. We encourage you to read the asset purchase agreement in its entirety. See “Asset Purchase Agreement.”

The Financing

               Pursuant to the terms of the Securities Purchase Agreement dated as of July 12, 2005 (the “SPA”) among us and the various purchaser parties named therein, the purchasers purchased debentures in the aggregate amount of $2.5 Million Dollars evidenced by a Variable Rate Convertible Debenture also dated July 12, 2005 (the “Debentures”). The Debentures are scheduled to be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to the LIBOR for the applicable interest period, plus 4% payable on a quarterly basis on April 1st, July 1st, October 1st and January 1st, beginning on the first such date after the date of issuance of the Debentures. The Debentures may be converted at the option of the various purchasers into shares of our common stock at a conversion price of $6.50 per share. In addition, the purchasers shall have the right to receive five (5) year warrants to purchase 192,308 of common stock at an exercise price of $7.15 per share. Pursuant to the SPA, we shall also have an optional redemption right (which right shall be mandatory upon the occurrence of an event of default) to repurchase all of the Debentures for 125% of the face amount of the Debentures plus all accrued and outstanding interest and expenses, as well as a right to repurchase all of the Debentures in the event of the consummation of a new financing in which we sell securities at a purchase price that is below the conversion price of $6.50 per share. The conversion price for the Debentures may be adjusted for various customary events effecting the capitalization of the Company such as stock splits.

               On November 16, 2005, certain rights of the Purchasers to make additional investments in us were removed and replaced with warrants to purchase our common stock. Under the terms of such November 16, 2005 amendment, up to 5,250,000 shares of common stock may be obtained by the Purchasers upon the exercise of such warrants. Such warrants have an exercise price of $7.50 per share.

               Pursuant to the Registration Rights Agreement among the parties, the Purchasers shall have demand registration rights with respect to all shares of our common stock obtained by them through the conversion of the Debentures, and we filed an effective Registration Statement on Form S-1/A on December 20, 2005 registering the resale of such common stock obtain upon conversion of such debentures and a portion of the warrants described above.

               The proceeds of the July 12, 2005 financing was used for working capital purposes and to make a loan to All American Plazas, Inc. On July 27, 2005, the Company made a loan in the amount of $1,730,000 to All American. All American executed and delivered a Promissory Note for the full amount of the loan in favor of our company. Under the terms of the Promissory Note, the outstanding principal of the loan bears interest at the rate of 3.5% per annum. The maturity date of the Promissory Note has been extended to March 30, 2006 which has since been further extended to the earlier of either the closing of the acquisition or the closing of a financing transaction relating to the conveyance of All American’s real estate assets to the Company.

               The documents relating to the financing are attached as exhibits to the Current Reports on Form 8-K, filed July 15, 2005 and November 18, 2005 with the SEC. We recommend that you review these documents.

The Charter Amendment

               Our Certificate of Incorporation, as amended, currently authorizes the issuance of up to 20,000,000 shares of stock of which, the total number of shares of common stock that are authorized to be issued is 10,000,000. Our Board has approved, subject to stockholder approval, an amendment to our charter to increase the number of authorized shares of stock to 85,000,000, of which, the total number of shares of common stock that are authorized to be issued is 75,000,000. The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized. A copy of the proposed amendment to our charter is attached to this proxy statement as Annex C.

               As of May 9, 2006, there were 3,128,923 shares of our common stock outstanding.

               In the event that the acquisition is approved by the appropriate vote of the stockholders, additional shares of our common stock will be issued to All American as described in this proxy statement. The additional shares of common stock authorized by the charter amendment could also be issued at the direction of our Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in the Company’s business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. The holders of shares of common stock do not presently have preemptive rights to subscribe for any of our securities and holders of common stock will not have any such rights to subscribe for the additional common stock proposed to be authorized. Any future issuances of authorized shares of common stock may be authorized by the Board without further action by the stockholders.

               Although our Board will issue common stock only when required or when the Board considers such issuance to be in our best interests, the issuance of additional common stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of stockholders. Furthermore, since Delaware law requires the vote of a majority of shares of each class of stock in order to approve certain mergers and reorganizations, the proposed amendment could permit the Board to issue shares to persons supportive of management’s position. Such persons might then be in a position to vote to prevent a proposed business combination that is deemed unacceptable to the Board, although perceived to be desirable by some stockholders, including, potentially, a majority of stockholders. This could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law, and could enhance the ability of our Directors to retain their positions. Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions that might otherwise be desirable to stockholders.

               Except for (i) shares which may be issued in connection with the acquisition, (ii) shares of common stock reserved for issuance under our stock option plans, (iii) shares of common stock which we would be required to issue upon the exercise of outstanding warrants (including warrants in connection with the financing, if approved by the stockholders) and (iv) shares of common stock that may be issuable upon the conversion of senior notes for which the Company has issued a notice under SEC Rule 135c on March 24, 2006, the Board has no current plans to issue additional shares of common stock. However, our Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the charter amendment. The issuance of the shares of common stock upon the conversion of the senior notes is expected to be subject to stockholder approval under Nasdaq Marketplace Rules.

               Accordingly, the Board has voted unanimously  “FOR” the adoption of the Charter Amendment and has submitted this proposal to you for consideration and vote.

Special Meeting of Our Stockholders

               Date, time and place. The special meeting of our stockholders will be held at 10:00 a.m., eastern time, on _________, 2006, at Able Energy, Inc., 1140 6th Avenue, Suite 1801, New York, NY to vote on the proposal to approve the acquisition proposal.

Approval of All American’s Stockholders

               All American will concurrently solicit the approval of its shareholders to consummate the transactions contemplated in the Asset Purchase Agreement.

Voting Power; Record Date

               You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock as of the close of business on ________, 2006, which is the record date for the special meeting. You will have one vote for each share of common stock you owned at the close of business on the record date.

Vote Required to Approve the Acquisition Proposal and the Financing

               The approval of the issuance of our common stock which will result in the acquisition of the All American assets will require the affirmative vote of at two-thirds of the eligible votes cast, in person or by proxy, at the special meeting of those stockholders. All American currently owns approximately 32% of our common stock which, according to Section 203 of the Delaware General Corporation Law, a company which owns greater than 15% of a company is an “interested stockholder”. For the purposes of the acquisition, All American is an “interested stockholder” and, hence, ineligible to vote in favor of the acquisition.

               The approval or ratification by the stockholders of the financing relating to our issuance of certain debentures and warrants will require the affirmative vote of a majority of the votes cast, in person or by proxy, at the special meeting of the stockholders.

Appraisal or Dissenters Rights

               No appraisal rights are available under the Delaware General Corporation Law for our stockholders in connection with the acquisition proposal.

Proxies

               Proxies may be solicited by mail, telephone or in person.

               If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

Costs of Solicitation of Proxies

               The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by our directors, officers or employees. No additional compensation will be paid for such solicitation.

               This proxy statement and the accompanying proxy are being mailed on or about __________, 2006 to all stockholders entitled to notice of, and to vote at, the special meeting.

Stock Ownership

                Of the 3,128,923 outstanding shares of our common stock, our officers and directors, who directly own an aggregate of approximately 1.0% of our outstanding shares of common stock, have agreed to vote such shares in favor of the acquisition proposal.

Our Board of Directors’ Recommendation

               After careful consideration, our board of directors has determined unanimously that both the acquisition proposal and the financing are fair to, and in the best interests of our stockholders.

               In reaching its decision relating to the acquisition, the board considered the opinion of Ehrenkrantz King Nussbaum Inc., that, as of the date of its opinion, and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as Ehrenkrantz King Nussbaum Inc. considered relevant, the consideration to be provided by us in connection with the All American acquisition is fair to our current stockholders from a financial point of view. See “Fairness Opinion.”

               With respect to the financing, our board also considered two alternative proposals regarding similar financing which were offered by other parties and accessed the Company’s ability to service such debt or convert such debt into equity and determined after consideration in several meetings that the terms of the financing were the most favorable terms to the Company.

               Our board also considered certain operational difficulties which may arise from the acquisition. For example, our current business does not involve the operation or management of trucking plazas so significant administrative expenses may be incurred to integrate the operating businesses of the combined companies. In addition, our current business is cyclical in nature (cold weather months are historically the peak business months for the home heating oil business) whereas the truck plaza operation and management business is year-around, and therefore integration of the two businesses may require a period of administrative and managerial adjustment for a year-around operation. We currently offer one primary product in a largely discrete geographic market whereas All American operates over a more widespread geographic region and offers various product lines, hence additional administrative costs and may be required to expand our business in order to take full advantage of the distribution advantages offered by the acquisition. After consideration of these factors, our board determined that the advantages offered by the acquisition were greater than the likelihood of one-time or short-term transition expenses.

               Accordingly, our board has unanimously approved and declared advisable the acquisition and unanimously recommends that you vote or instruct your vote to be cast “FOR” the approval of the acquisition proposal.

Interests of Our Directors and Officers in the Acquisition or Financing

               When you consider the recommendation of our board of directors that you vote in favor of adoption of the acquisition proposal, you should keep in mind that certain of our directors and officers have interests in the acquisition that are different from, or in addition to, your interest as a stockholder.

               Frank Nocito, our Vice President, Business Development, has an interest in All American. Since 2004, Mr. Nocito has been Vice President of All American. In 2003, Mr. Nocito, as Vice President of All American Industries Corp., a nominee holding company created for purposes of such acquisition, acquired all of the issued and outstanding stock of All American. In 2004, Mr. Nocito and his wife, Sharon Chelednik, created, for the benefit of their family members, including seven children, the Chelednik Family Trust, and all the issued and outstanding stock of All American was transferred to this Trust. In addition, pursuant to an agreement between Gregory Frost, our CEO and Chairman, and this Trust, Mr. Frost, through Crystal Heights, LLC, an entity controlled by Mr. Frost, is also the beneficial holder of 15.05% of the outstanding common stock of All American. Mr. Frost and Jonathan Austern are co-trustees of the Chelednik Family Trust.

               It is anticipated that our current board of directors will remain on the board following the acquisition. In addition, Richard A. Mitstifer, who is currently the President of All American, will join of our board of directors after the acquisition, and become an officer of the Company i.e. Executive Vice President of the new All American division or subsidiary, and Christopher Westad will be our President.

Interests of Directors and Officers of All American in the Acquisition or Financing

               You should understand that some of the current directors and officers of All American have interests in the acquisition that are different from, or in addition to, your interest as a stockholder. In particular, Richard A. Mitstifer, who is currently the President of All American, will become our Executive Vice President of our All American division or subsidiary. Gregory D. Frost, our CEO, currently holds a 15% interest in All American. Also, Sharon Chelednik, All American’s Vice Chairman of the board of directors, could be deemed to be a majority shareholder of All American through the Chelednik Family Trust, so it is possible that potential conflicts of interest may arise with respect to her obligations as both a director and shareholder of All American. Note, however, that in response to certain regulatory questions relating to the acquisition, both All American and the Chelednik Family Trust have agreed to a voting lock-up of any shares they receive in the acquisition with respect to any matters relating to Board membership until such time as All American and the Chelednik Family Trust no longer hold a majority of our issued and outstanding shares of common stock.

Conditions to the Completion of the Acquisition

               The obligations of All American and us to complete the acquisition are subject to the satisfaction or waiver of specified conditions before completion of the acquisition, including the following:

               Conditions to our obligations:

•	receipt of stockholder approval from our stockholders;

•
the accuracy of the representations and warranties made by All American in the asset purchase agreement as of the closing date and the absence of material adverse changes to the assets, liabilities, business, finances or operations of All American prior to the closing;

•
the performance of and compliance with all of the covenants made, and obligations to be performed, by All American pursuant to the asset purchase agreement at or prior to the closing, including the delivery of certain required documents;

•	the requisite third-party consents shall have been obtained; and

•
the absence of claims by third parties regarding the ownership of a material portion of the assets being acquired (other than as disclosed in the asset purchase agreement) or the entitlement to a portion of the purchase price.

               Conditions to the obligations of All American:

               The obligation of All American to complete the acquisition is further subject to the following conditions:

•
the accuracy of the representations and warranties made by us in the asset purchase agreement as of the closing date and the absence of material adverse changes to our assets, liabilities, business, finances or operations taken as a whole prior to the closing;

•	receipt of stockholder approval from All American’s shareholders;

•
the performance of and compliance with all of the covenants made, and obligations to be performed, by us pursuant to the asset purchase agreement at or prior to the closing, including the delivery of certain required documents;

•	the requisite third-party consents shall have been obtained; and

•	the absence of any injunction or other order that prohibits the sale of a material portion of the assets being acquired by us.

Termination, Amendment and Waiver

               The asset purchase agreement may be terminated at any time prior to the completion of the acquisition, whether before or after receipt of the approval of our stockholders, by mutual written consent of us and All American.

               In addition, either All American or we may terminate the asset purchase agreement if:

•	a material breach of any representation, warranty or obligation contained in the asset purchase agreement exists that may not be cured within 30 days written notice of such breach; or

•	any condition contained in the asset purchase agreement have not been fulfilled.

               If permitted under applicable law, either All American or we may waive conditions for our own respective benefit and consummate the acquisition even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the acquisition will occur. In the event we waive a material condition to the closing on the part of All American’s obligations, we will amend the proxy statement accordingly and resolicit proxies under such amended proxy statement.

Regulatory Matters

               The acquisition and the transactions contemplated by the asset purchase agreement are not subject to any federal or state regulatory requirement or approval.

SELECTED FINANCIAL INFORMATION

               We are providing the following financial information to assist you in your analysis of the financial aspects of the acquisition. The All American historical information is derived from the audited financial statements of All American as of and for each of the years ended September 30, 2005, 2004, 2003, 2002 and 2001and its unaudited financial statements for the six month period ended March 31, 2005. Our historical information is derived from our unaudited financial statements for the three and nine month period ended March 31, 2005 and our audited financial statements as of June 30, 2005, 2004, 2003, 2002 and 2001. The information is only a summary and should be read in conjunction with each company's historical consolidated financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of either All American or us.

		Able Energy Inc. and Subsidiaries
		For the fiscal year ended June 30,
Results from Continuing Operations	Nine Month Period Ended March 31, 2006	2005	2004	2003	2002	2001
Net Sales	$61,736,954	$61,964,825	$42,882,327	$43,409,488	$24,851,039	$18,189,597
Operating Income	(1,812,990)	(1,142,598)	(1,971,745)	328,463	(1,852,533)	(717,763)
Income (loss) from continuing operations	(4,763,555)	(2,110,257)	(2,700,102)	53,322	(1,947,539)	(725,223)
Depreciation and Amortization	974,457	1,183,144	1,152,906	1,070,046	1,027,144	1,183,144
Income (loss) per share	(1.76)	(.99)	(1.34)	.03	(.97)	(.36)
Book Value per share	1.59	0.84	1.69	1.73	1.62	2.38
Weighted Average Number of Shares Outstanding - Basic	2,700,748	2,140,813	2,013,250	2,012,708	2,001,332	2,140,813
		As of the year ended June 30,
Balance Sheet Data	As of December 31, 2005	2005	2004	2003	2002	2001
Total Assets	$15,523,171	$12,754,560	$12,443,695	$12,612,582	$10,477,891	$11,756,530
Long Term Obligations	3,927,360	4,146,095	3,724,691	3,616,461	1,657,071	1,828,401
Total Stockholders Equity	4,883,846	2,058,115	3,398,051	3,487,292	3,261,140	4,758,932

1. The results of operation data for the years ended June 30, 2003 and June 30, 2002 have been adjusted to reflect the discontinued operations of Able Propane, LLC. For further information regarding this adjustment, see Note 23 to the financial statements contained in our Annual Report on Form 10-K for the year ended June 30, 2004, filed by us with the SEC on September 28, 2004.

2. Due to the Company changing its fiscal year during 2001, the results of operation for the year ended June 30, 2001 in the above table are for the period January 1, 2001 to June 30, 2001.

3. We have never paid a cash dividend on our common stock. It is the current policy of our Board of Directors to retain any earnings to finance the operations and expansion of our business. The payment of dividends in the future will depend upon our earnings, financial condition and capital needs and on other factors deemed pertinent by the Board of Directors.

ALL AMERICAN HISTORICAL FINANCIAL INFORMATION

		All American Plazas, Inc. and Subsidiaries
		For the fiscal year ended September 30,
Results from Continuing Operations	Six Month Period Ended March 31, 2006	2005	2004	2003	2002	2001
Net Sales	$83,865,566	$149,625,495	$131,017,165	$124,395,490	$117,869,866	$137,265,691
Operating Income	(1,770,070)	357,450	509,673	(408,666)	456,874	(301,093)
Income (loss) from continuing operations	(3,570,141)	(1,506,491)	53,705	(901,266)	(319,783)	753,649
Depreciation and Amortization	1,610,575	2,105,489	1,825,940	1,752,533	1,734,589	7,748,446
Income (loss) per share	(136.70)	(57.68)	2.06	(34.09)	(12.24)	28.86
Book Value per share	N/A	181.66	430.79	187.45	221.77	236.02
Weighted Average Number of Shares Outstanding - Basic	26,117	26,117	26,117	26,117	26,117	26,117

		As of the year ended September 30,
Balance Sheet Data	As of March 31, 2006	2005	2004	2003	2002	2001
Total Assets	$63,787,865	$62,249,073	$40,327,763	$26,826,123	$27,525,997	$30,719,056
Long Term Obligations	6,796,641	13,201,188	14,005,637	14,171,591	15,044,437	17,925,627
Total Stockholders Equity	(12,840,624)	4,744,486	11,250,977	4,895,755	5,792,021	6,164,224

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Set forth below is selected pro forma financial information for the year ended June 30, 2005 and the six month period ended December 31, 2005, which reflects our acquisition of the assets of All American. The information presented below reflects the purchase method of accounting and is intended to provide you with a better picture of what our businesses might have looked like had we actually completed the acquisition of the assets of All American. The combined financial information may have been different had the companies actually been combined. The selected unaudited pro forma combined financial information does not reflect the effect of asset dispositions, if any, or cost savings that may result from the acquisition. You should not rely on the selected unaudited pro forma combined financial information as being indicative of the historical results that would have occurred had we completed the acquisition or the future results that may be achieved after the acquisition of All American’s assets. The following selected unaudited pro forma combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes thereto included in Annex E of this proxy statement.

Able Energy and All American Plazas, Inc. - Pro Forma Consolidated
Results from Continuing Operations	For the fiscal year Ended June 30, 2005	For the Nine Month Period Ended March 31, 2006
Net Sales	$211,290,320	$186,582,769
Operating Income	$(5,309,328)	$(7,182,685)
Income (loss) from continuing operations	$(4,299,909)	$(9,700,583)
Depreciation and Amortization	$3,288,633	$2,817,034
Income (loss) per share	$(0.31)	$(0.68)
Weighted Average Number of Shares Outstanding - Basic	13,807,480	14,828,953
Balance Sheet Data	As of June 30, 2005	As of March 31, 2006
Total Assets	$61,593,333	$64,407,378
Long Term Obligations	$1,239,458	$4,155,939
Total Stockholders Equity	$37,058,115	$43,333,846

RISK FACTORS

               You should carefully consider the following risk factors, together with all of the other information included in the statement, before you decide whether to vote or instruct your vote to be cast to adopt the acquisition proposal. Unless expressly stated otherwise, these risk factors assume the consummation of the transactions contemplated by the acquisition and the ratification by the stockholders of the financing (July 2005 sale of Debentures by us). Unless otherwise indicated in the context, all references in this section (Risk Factors) and this section alone to “us”, “we”, “our” be deemed to reflect conditions existing following the proposed acquisition.

Limited Operating History; Management of Growth; Substantial Long-Term Debt

               Able Energy, Inc. was incorporated in March 1997 to act as a holding company for its operating subsidiaries. Our remaining subsidiaries have limited operating histories upon which evaluation of their prospects can be made. Although All American has been in business as a owner and/or operator of trucking stops for over 20 years, we are purchasing the assets of All American and its operating business and there are no guarantees that current management or employees will agree to continue their respective employment with us. Furthermore, there can be no assurance that the subsidiaries, other than Able Oil, will generate substantial revenues or attain profitable operations.

               Our growth has required, and will continue to require, increased investment in management personnel, financial and management systems and controls and facilities. Our past expansion has placed, and any future expansion would place, significant demands on our administrative, operational, financial and other resources. We intend to continue to expand its business and operations, including entry into new markets, that will place additional strain on our management and operations. Our future operating results will depend, in part, on its ability to continue to broaden our senior management group and administrative infrastructure, and its ability to attract, hire and retain skilled employees. Our success will also depend on the ability of our officers and key employees to continue to implement and improve our operational and financial control systems and to expand, train and manage its employee base. In addition, our future operating results will depend on our ability to expand its sales and marketing capabilities and expand its customer support operations commensurate with its growth, should such growth occur. If our revenues do not increase in proportion to its operating expenses, our management systems do not expand to meet increasing demands, we fail to attract, assimilate and retain qualified personnel, or our management otherwise fails to manage our expansion effectively, there would be a material adverse effect on our business, financial condition and operating results. As of March 31, 2006, we had long term liabilities of $3,927,360. Our ability to satisfy such obligations will depend on our future operating performance, which will be affected by, among other things, prevailing economic conditions and financial, business and other factors, many of which are beyond our control. There can be no assurance that we will be able to service its indebtedness. If we are unable to service its indebtedness, it will be forced to examine alternative strategies that may include actions such as reducing or delaying capital expenditures, restructuring or refinancing its indebtedness, or the sale of assets or seeking additional equity and/or debt financing. There can be no assurance that any of these strategies could be effected on satisfactory terms, if at all.

Seasonal Factors

               Following the acquisition, substantially all of our revenues and income will be derived from the home heating oil business and the truck stop business. Our home heating oil business is seasonal and is and will remain following the acquisition a material portion of our business. A substantial portion of the home heating oil business is conducted during the fall and winter months. Weather patterns during the winter months can have a material adverse impact on our revenues. Although temperature levels for the heating season have been relatively stable over time, variations can occur from time to time, and warmer than normal winter weather will adversely affect the results of the Company's fuel oil operations.

        Approximately 65% of our revenues from our home heating oil business are earned and received from October through March. During the spring and summer months, revenues from the sale of diesel and gasoline fuels increase due to the increased use of automobiles and construction apparatus.

               This seasonality will be less pronounced following the acquisition than prior to the acquisition, but our revenues from the home heating oil business is still expected to constitute 25-33% of the total revenues of the post-acquisition company. Thus, our company will still be affected by seasonality issues.

Fuel Pricing and the Effect on Profitability

               Disruption of fuel supply and fuel pricing would adversely affect our profitability. For instance sharp increases in fuel prices at truck stops historically tend to lead to a temporary decline in fuel margins. Similarly, increases in the pricing for home heating oil will also adversely affect our profit margins associated with our home heating oil business since we may not be able to pass on our proportional increases to our home heating oil customers. Fuel prices have risen sharply recently and may continue to rise.

               Other factors which may have a significant effect on fuel prices include: natural disasters, particularly those which have devastated the Gulf Coast (areas that are major producers, distributors or refiners of petroleum-based products); major global conflicts, especially those involving the U.S. and/or oil producing countries, strikes or political conflict in oil producing countries.

               In the future, interruptions in the world fuel markets may cause shortages in, or total curtailment of, fuel supplies. Moreover, a substantial portion of the oil refining capacity in the United States is controlled by major oil companies. These companies, for various reasons (for e.g. new standards imposed by EPA) could in the future decide to limit the amount of fuel sold to independent operators such as us. Any material decrease in the volume of fuel sold for any extended period of time could have a material adverse effect on the results of operations. Similarly, an extended period of instability in the price of fuel could adversely affect our results.

               In addition, fuel supply could also impact upon our other operations, including our restaurant and non-fuel operations. Therefore any significant reductions in fuel supplies or fuel volume would materially affect our results.

Growth Dependent Upon Unspecified Acquisitions

               Our growth strategy includes the acquisition of existing fuel distributors and truck stops. There can be no assurance that our will be able to identify new acquisition candidates or, even if a candidate is identified, that we will have access to the capital necessary to consummate such acquisitions. Furthermore, the acquisition of additional companies involves a number of additional risks. These risks include the diversion of management's attention from our operations, possible difficulties with the assimilation of personnel and operations of acquired companies, the amortization of acquired intangible assets, and the potential loss of key employees of acquired companies. The future success of our business will depend upon our ability to manage its growth through acquisitions.

Government Regulation

               Federal, state and local laws, particularly laws relating to the protection of the environment and worker safety, can materially affect our operations. The transportation of fuel oil, diesel fuel, propane and gasoline is subject to regulation by various federal, state and local agencies, including the U.S. Department of Transportation ("DOT"). These regulatory authorities have broad powers and we are subject to regulatory and legislative changes that can affect the economies of the industry by requiring changes in operating practices or influencing demand for, and the cost of providing, its services. Additionally, we are subject to random DOT inspections. Any material violation of DOT rules or the Hazardous Materials Transportation Act may result in citations and/or fines on us. In addition, we depend on the supply of petroleum products from the oil and gas industry and, therefore, we may be affected by changing taxes, price controls and other laws and regulations relating to the oil and gas industry generally. We cannot determine the extent to which future operations and earnings may be affected by new legislation, new regulations or changes in existing regulations.

               The technical requirements of these laws and regulations are becoming increasingly expensive, complex and stringent. These laws may impose penalties or sanctions for damages to natural resources or threats to public health and safety. Such laws and regulations may also expose us to liability for the conduct or conditions caused by others. Sanctions for noncompliance may include revocation of permits, corrective action orders, administrative or civil penalties and criminal prosecution. Certain environmental laws provide for joint and several liabilities for remediation of spills and releases of hazardous substances. In addition, companies may be subject to claims alleging personal injury or property damages as a result of alleged exposure to hazardous substances, as well as damage to natural resources.

Potential Environmental Liability

               Our operations are subject to all of the operating hazards and risks that are normally incidental to handling, storing, transporting and delivering fuel oils, gasoline, diesel and propane, which are classified as hazardous materials. We face potential liability for, among other things, fuel spills, gas leaks and negligence in performing environmental clean-ups for our customers. Specifically, we maintain fuel storage facilities on sites owned or leased by us, and could incur significant liability to third parties or governmental entities for damages, clean-up costs and/or penalties in the event of certain discharges into the environment. Such liability can be extreme and could have a material adverse effect on our financial condition or results of operations. Although we believe that it is in compliance with existing laws and regulations, there can be no assurance that substantial costs for compliance will not be incurred in the future. Any substantial violations of these rules and regulations could have an adverse affect upon our operations. Moreover, it is possible that other developments, such as more stringent environmental laws, regulations and enforcement policies thereunder, could result in additional, presently unquantifiable, costs or liabilities to us.

Litigation

               We are not currently involved in any legal proceeding that is likely to have a material adverse effect on our results of operations or our financial condition. From time to time, we may become a party to litigation incidental to its business. There can be no assurance that any financial legal proceedings will not have a material adverse affect on us.

No Assurance of Adequate Insurance Protection

               We maintain insurance policies in such amounts and with coverage and deductibles as our management believes are reasonable and prudent. There can be no assurance, however, that such insurance will be adequate to protect us from liabilities and expenses that may arise from claims for personal and property damage arising in the ordinary course of business or that such levels of insurance will be maintained by us or will be available at economic prices.

Franchising

               We intend to expand franchise arrangements to expand its operations and revenue base. Our future growth may be dependent upon new franchisees and the manner in which they operate and develop our locations to promote and develop our concept and our reputation for quality and value. In addition, because we believe that a potential franchisee's total estimated investment relating to an location for our home heating oil business is generally low, we may be more likely to attract franchisees with limited franchise experience and limited financial resources. As a result of its franchising activity, we are subject to Federal Trade Commission ("FTC") regulation and various state laws that govern the offer, sale and termination of, and refusal to renew, franchises. Several state laws also regulate substantive aspects of the franchisor-franchisee relationship. The FTC requires us to furnish prospective franchisees a franchise offering circular containing prescribed information. A number of states in which we might consider franchising also regulate the sale of franchises and require registration of the franchise offering circular with state authorities. Substantive state laws that regulate the franchisor-franchisee relationship presently exist in many states, and bills have been introduced in Congress from time to time which would provide for federal regulation of the franchisor-franchisee relationship in certain respects. The state laws often limit, among other things, the duration and scope of non-competition provisions and the ability of a franchisor to terminate or refuse to renew a franchise.

Trademarks and Service Marks

               We believe that our trademarks and service marks have significant value and are important to the marketing of its products and services, especially if we are successful in implementing our franchise program. There can be no assurance, however, that our proprietary marks do not or will not violate the proprietary rights of others, that our marks would be upheld if challenged or that we would not be prevented from using its marks, any of which could have an adverse effect on us. In addition, there can be no assurance that we will have the financial resources necessary to enforce or defend its trademarks and service marks against infringement.

Competition from Alternative Energy Sources (for Home Heating Oil Segment)

               Our retail home heating business competes for customers with suppliers of alternate energy products, principally natural gas and electricity. Every year, a small percentage of our oil customers convert to other home heating sources, primarily natural gas. In addition, we may lose additional customers due to conversions during periods in which the cost of its services exceeds the cost of alternative energy sources.

Concentration of Wholesale Suppliers for Home Heating Oil

               We have three supply contracts for the purchase of Number 2 Heating Oil, representing 10% of our annual heating fuel purchases. We purchase its remaining fuel supplies on the spot market. We satisfy our inventory requirements with seven different suppliers, the majority of which have significant domestic fuel sources, and many of which have been suppliers to us for over 5 years. Our current suppliers are Conective Oil Corporation, Sprague Energy, Petrocom Energy Group Ltd., Gulf-Catamont, Velero, Rio, TransMontaigne Inc., Center Marketing, Inc. and Sun Co., Inc. (R&M). We monitor the market each day and determines when to purchase its oil inventory and from whom.

               Three of these suppliers (Conectiv Energy, Petrocom Energy and Rio Energy) provided Able Oil with approximately 60% of its heating oil requirements for the year ended June 30, 2004.

               TransMontaigne, Inc. provided Able Melbourne with approximately 99% of its diesel fuel product requirements for the year ended June 30, 2005 and one major suppliers provided Able Melbourne with approximately 99% of its lubricant and related product requirements for the year ended June 30, 2005.

               Management believes that if our supply of any of the foregoing products was interrupted, we would be able to secure adequate supplies from other sources without a material disruption in its operations. However, there can be no assurance that adequate supplies of such products will be readily available in the future.

Absence of Written Agreements

               Approximately 50% of our home heating customers do not have written agreements with us and can terminate services at any time, for any reason. Although we have never experienced a significant loss of its customers, if we were to experience a high rate of terminations, our business and financial condition could be adversely affected.

Risks Associated with Expansion into New Markets

               A significant element of our future growth strategy involves the expansion of our business into new geographic and product markets. Expansion of our operations depend, among other things, the success of our marketing strategy in new markets, successfully establishing and operating new locations, hiring and retaining qualified management and other personnel, and obtaining adequate financing for vehicle and site purchases and working capital purposes.

Dependence on Key Personnel

               Our future success will depend, to a significant extent, on the efforts of key management personnel, including Gregory Frost, our CEO and Chairman, Christopher Westad, our President, and Steven Vella our Chief Financial Officer. The loss of one or more of these key employees could have a material adverse effect on our business. In addition, we believe that its future success will depend, in large part, upon its continued ability to attract and retain highly qualified management, technical and sales personnel. There can be no assurance that we will be able to attract and retain the qualified personnel necessary for its business.

Restaurants (Truck Plaza Segment Only)

               Each of our truck stops includes a restaurant which provides an ‘All American Menu’. By operating restaurant facilities we will face risks relating to:

•	our ability to obtain and maintain necessary governmental licenses, permits, and approvals relating to the preparation and sale of food;
•	health inspection scores;
•	food quality;
•	the availability and timely delivery of high-quality fresh ingredients, including fresh produce, diary products, and meat; and
•	food-borne illnesses.

               If we are unable to effectively manage these risks, we may experience negative publicity related to these matters which may impact negatively on the our brand name and image. Such negative publicity could reduce guest traffic at our truck stop restaurants and subsequently affect the results of the operations.

Competition

               The truck stop industry is highly competitive and fragmented, and our competitors may have greater resources or other competitive advantages. Certain of our competitors have substantially financial and marketing resources than we do. If our competitors adopt pricing strategies or marketing policies that we do not meet, if they provide products or services that we do not offer, or if we are otherwise unable to compete effectively, our competitors could gain market share and have an adverse effect on our operating results.

               Our home heating business is also highly competitive. In addition to competition from alternative energy sources, we compete with distributors offering a broad range of services and prices, from full service distributors similar to ours, to those offering delivery only. Competition with other companies in the retail home heating industry is based primarily on customer service and price. Longstanding customer relationships are typical in the home heating industry. Many companies, including ours, deliver fuel to their customers based upon weather conditions and historical consumption patterns without the customers making an affirmative purchase decision each time fuel is needed. In addition, most companies, including ours, provide equipment repair service on a 24 hour a day basis, which tends to build customer loyalty. We compete against companies that may have greater financial resources than ours. As a result, we may experience difficulty in acquiring new retail customers due to existing relationships between potential customers and other retail home heating distributors.

Highly Dependent on Financial Condition of Trucking Industry (Truck Plaza Segment Only)

               Our business is dependent upon the trucking industry in general and upon long-haul trucks in particular. In turn, the trucking industry is dependent on economic factors, such as the level of domestic economic activity and interest rates and operating factors such as fuel prices and fuel taxes, over which we have no control and which could contribute to a decline in truck travel. The long-haul trucking business is also a mature industry that has historically been susceptible to recessionary downturn. Available data indicate that diesel consumption by the trucking industry has grown more slowly than trucking ton-miles, as technological improvements in truck engines have increased their fuel efficiency. In addition, many small trucking companies have filed for bankruptcy protection in recent years. A decline in operations by the long-haul trucking industry would adversely affect us.

Domestic Terrorist Attack

               A domestic terrorist incident, particularly involving a truck, could produce adverse effects on us in several ways, including:

•	a reduction in the volume of truck traffic for more than a brief period;
•	bankruptcy of certain truck companies; and
•
the imposition of additional trucking regulations, increasing expenses of truck operations and businesses that service trucks or provide overnight facilities for trucks and truck drivers, such as the services that we provide - for e.g. extra security measures for parked trucks or trucks that are on our home heating delivery routes.

Other Risk Factors

               Future operations may be impacted by a number of factors that could cause our actual financial results to differ. These factors include worldwide economic and political conditions, terrorist’s activities, industry special factors, and governmental agencies.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other "forward-looking" information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to accurately predict or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in our forward-looking statements, including among other things:

•	changing interpretations of generally accepted accounting principles;

•	outcomes of government reviews, inquiries, investigations and related litigation;

•	continued compliance with government regulations;

•	legislation or regulatory environments, requirements or changes adversely affecting the businesses in which All American is engaged;

•	statements about industry trends;

•	general economic conditions; and

•	geopolitical events and regulatory changes.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to us or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the approval of the acquisition you should be aware that the occurrence of the events described in the "Risk Factors" section and elsewhere in this proxy statement could have a material adverse effect on us upon completion of the acquisition.

THE SPECIAL MEETING

The Special Meeting

We are furnishing this proxy statement to you as part of the solicitation of proxies by our board of directors for use at the special meeting in connection with the proposed acquisition. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting will be held at 10:00 a.m., Eastern time, on ______ ___, 2006, at Able Energy, Inc., 1140 6th Avenue, Suite 1801, New York, New York, to vote on the acquisition proposal.

Purpose of the Special Meeting

At the special meeting, the holders of our common stock are being asked to approve a proposal, for purposes of NASD Marketplace Rule 4350(i), to to effect an issuance of our common stock which will result in the acquisition of All American Plazas, Inc., or All American, pursuant to the Asset Purchase Agreement, dated as of June 16, 2005, by All American and us.

               Our board of directors:

•	has unanimously determined that the acquisition proposal is fair to and in the best interests of the company and our stockholders;

•
has considered the opinion of Ehrenkrantz King Nussbaum Inc. that, as of the date of its opinion, and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as Ehrenkrantz King Nussbaum Inc. considered relevant, the consideration to be paid by us in connection with the All American acquisition is fair to our current stockholders from a financial point of view;

•	has unanimously approved and declared advisable the acquisition proposal; and

•	unanimously recommends that the holders of our common stock vote "FOR" the proposal to effect an issuance of our common stock which will result in the acquisition of All American.

Record Date; Who is Entitled to Vote

The "record date" for the special meeting is _________, 2006. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were __________ outstanding shares of our common stock.

Each share of our common stock is entitled to one vote per share at the special meeting.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of our common stock that you own.

There are two ways to vote your shares of common stock at the special meeting:

•
You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board, “FOR” the approval of the acquisition proposal, the financing and the charter amendment.

•
You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU DO NOT VOTE YOUR SHARES OF COMMON STOCK IN ANY OF THE WAYS DESCRIBED ABOVE, IT WILL HAVE NO EFFECT ON THE ACQUISITION PROPOSAL OR THE FINANCING.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your common stock, you may call Gregory D. Frost or Christopher Westad at (973) 625-1012.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the approval of the acquisition proposal. Under our by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting, if they are not included in the notice of the meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	You may send another proxy card with a later date;

•	You may notify either Gregory D. Frost, our CEO, or Christopher Westad, our President, in writing before the special meeting that you have revoked your proxy; and

•	You may attend the special meeting, revoke your proxy, and vote in person.

Vote Required

The approval of the acquisition of All American and the transactions contemplated by the asset purchase agreement will require the affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the special meeting.

If you abstain from voting or do not vote, either in person or by proxy or by voting instruction, it will have no effect on the approval of the acquisition proposal or the financing.

Abstentions and Broker Non-Votes

If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the proposal to approve the acquisition of All American pursuant to the asset purchase agreement or the financing. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum, and will have no effect on the acquisition proposal or the financing.

Solicitation Costs

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. We and our respective directors and officers may also solicit proxies in person, by telephone or by other electronic means. These persons will not be paid for doing this.

We have not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance necessary. We will pay all fees and expenses related to the retention of any proxy solicitation firm.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy statement materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Stock Ownership

Of the 3,042,655 outstanding shares of our common stock, All American, who owns approximately 32% of our common stock, and our officers and directors, who own an aggregate of approximately 1.0% of our outstanding shares of common stock, have agreed to vote such shares in favor of the acquisition proposal.

THE ACQUISITION PROPOSAL

The discussion in this proxy statement of the acquisition and the principal terms of the asset purchase agreement dated as of June 16, 2005, by and between All American and us is subject to, and is qualified in its entirety by reference to, the asset purchase agreement. A copy of the asset purchase agreement is attached as Annex A to this proxy statement and is incorporated in this proxy statement by reference.

General Description of the Acquisition

Pursuant to the asset purchase agreement, we will acquire substantially all of the assets of All American, including an option to purchase All American’s real estate properties. We will also enter into leases to occupy each of All American’s owned trucking plazas (as further described in this proxy). The aggregate amount of rental payments to All American will also roughly equal to All American’s aggregate debt or mortgage payments.

Background of the Acquisition

The terms of the asset purchase agreement are the result of negotiations between representatives of All American and us. The following is a brief discussion of the background of these negotiations, the acquisition and related transactions.

Initially, All American was introduced to us because of Able's need for a new fuel supplier. Both All American and Able had a business relationship with TransMontaigne, a fuel supplier. TransMontaigne provided All American with the ability to earn additional revenue based upon its supply chain agreement with TransMontaigne. In the course of these initial discussions, All American learned that Tim Harrington, our former CEO, was interested in selling his stock holdings in our company. These discussions began in February 2004, and the sale of Mr. Harrington’s stock to All American occurred in December 2004. TransMontaigne, through extension of fuel credit, enabled All American to close the transaction with Mr. Harrington. Following the sale of Mr. Harrington’s stock, All American Plazas became the owner of approximately 50% of the Company’s issued and outstanding stock. In February 2005, the Company first began discussions relating to an integration of the operating businesses of the Company and All American Plazas. These discussions came at a time when the Company was already in the process of considering alternative merger or joint venture partners. Mr. Harrington’s stock sale to All American brought to the Board’s attention that All American Plazas could be a potential candidate for such a merger or joint venture transaction. Mr. Harrington’s stock sale was not a precursor to the transaction currently being sought for shareholder approval. Mr. Harrington is not receiving any consideration as a result of the proposed asset acquisition of All American Plazas.

At the same time, All American was also seeking financing from other sources. After certain financings failed to consummate by February 2005, we revisited the possibility of acquiring All American in the belief that this would enable the combined entity to have easier access to capital in the public market. Our board of directors then began a period of intense negotiation and discussion relating to the acquisition, and on February 28, 2005, voted to approve the acquisition, pending further discussions and satisfactory due diligence on All American.

     Following this February 28 meeting of the Board, the Board convened a total of five more times (May 17, 2005; May 25, 2005; June 12, 2005; June 13, 2005 (two meetings); June 14, 2005). A summary of those persons present and the general topics discussed at these meetings is presented below:

•
On May 17, 2005 a teleconference meeting was held between Stephen Chalk, Gregory Frost, Patrick O’Neill, Alan Richards and Christopher P. Westad (all of whom are members of the Board). During the meeting the attendees had discussions about the 2002, 2003 and 2004 All American Plazas, Inc.’s financials including any forthcoming opinions from the Company’s auditors and outside consultants retained for the purpose of evaluating the acquisition.

•
On May 25, 2005 there was a meeting attended by Stephen Chalk, Solange Charas, Gregory Frost, Edward C. Miller, Jr., Patrick O’Neill, Alan Richards, Christopher P. Westad (all of whom are Board members), and Joseph Simontacchi and David Miller, from Simontacchi and Company, our outside auditors. During the meeting the Board retained the services of Ehrenkrantz, King, Nussbaum, Inc. (“EKN”), an outside consulting company, to evaluate and, if applicable, render a fairness opinion for the acquisition of the shares of All American Plazas.

•
On June 12, 2005 a teleconference meeting was held between Stephen Chalk, Solange Charas, Gregory Frost, Patrick O’Neill, Alan Richards and Christopher P. Westad (all of whom are members of the Board). During the meeting the attendees further discussed the fairness opinion prepared by EKN and the methodology used to ascertain a valuation of the assets of All American.

•
On June 13 two teleconference meetings took place. The first was between Stephen Chalk, Solange Charas, Gregory Frost, Patrick O’Neill, Alan Richards and Christopher P. Westad (all of whom are members of the Board). During this meeting there were further discussions regarding the fairness opinion and All American’s valuation. The Board reconvened again for a second meeting to invite members of All American for a question and answer session. The second meeting was attended by the attendees of the first meeting and also included Frank Nocito, Jonathan Austern and Richard Mitstifer of All American. During this meeting representatives of All American advised the Board as to their real estate holdings, proposed uses and expectations from the financing matters. After the representatives left the meeting, the Board continued their discussions regarding the EKN fairness opinion.

•
On June 14, 2005, a teleconference meeting was held between Stephen Chalk, Solange Charas, Gregory Frost, Edward C. Miller, Jr., Patrick O’Neill, Alan Richards and Christopher P. Westad (all of whom are members of the Board). During this meeting discussions were had regarding the proposed acquisition of All American. and the share price. All attendees voted in favor of the acquisition with the exception of Gregory Frost who abstained.

The Company and All American were separately represented by counsel in all proceedings relating to the proposed transaction. An independent firm, EKN, was retained to evaluate the transaction for its overall fairness to the shareholders of the Company. Interested directors abstained from the final vote of the Board to approve or disapprove this transaction.

The intention of the Board to enter into an acquisition of All American by Able was announced in an 8-K filing dated March 4, 2005. Our Board elected to use a stock price for said acquisition by looking back for the prior 20 trading days from the February 28, 2005 meeting date to arrive at an average share price of $3.00 per share. Following the announcement of the intention to enter into the acquisition, Able's stock price substantially increased in value.

Effective June 16, 2005, All American and we entered into a stock purchase agreement and related agreements and, on June 17, 2005, publicly announced such agreement through a joint press release. Such stock purchase agreement was thereafter amended and restated to be an asset purchase agreement, whereby we purchased substantially all of the operating assets of All American.

        The asset purchase agreement provides (and the stock purchase agreement provided) for the acquisition by us of substantially all of All American's assets. We will assume all of All American's liabilities, except for its debt liabilities. The asset purchase agreement has an effective date of June 16, 2005. We will issue 11,666,667 restricted shares of our common stock, par value $.001 per share, at $3.00 per share to purchase the All American business. The market value of the shares to be issued to All American, at the close of business on May 30, 2006, was approximately $71.98 million, and the market value of those shares on June 16, 2005 was $211.4 million (based on the closing price of our common stock of $18.12 on that date). Set forth below is a table showing the high and low value of the 11,666,667 restricted shares of common stock we are issuing to purchase the All American business.

Quarter Ended	Closing Market Price		Value of Shares to be issued
	Highest	Lowest	Highest	Lowest
September 30, 2005	$18.90	$11.26	$220,500,006	$131,366,670

December 31, 2005	$13.18	$5.97	$153,766,671	$69,650,002

March 31, 2006	$10.18	$6.20	$118,766,670	$72,333,335

Necessity for Stockholder Approval

Our common stock is traded on the NASDAQ Capital Stock Market under the symbol “ABLE”. Consequently, we are subject to the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc. (“NASD”). The issuance of these shares requires stockholder approval under the NASD Marketplace Rules, such as Rule 4350.

               Under Rule 4350(i)(1)(B) and 4350(i)(1)(D), respectively, stockholder approval must be sought when (a) the issuance or potential issuance will result in a change of control of the issuer (the “Change of Control Rule”) or (b) in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock (the “20% Rule”). Furthermore, under Rule 4350(i)(1)(C), stockholder approval must be sought in connection with an acquisition of the stock or assets of another company if any director, officer or substantial shareholder of the issuer has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company to be acquired or in the consideration to be paid in the transaction and the present or potential issuance of common stock could result in an increase in outstanding common shares or voting power of 5% or more (the “Affiliated Transaction Rule”).

In addition, since All American currently holds more than 15% of our issued and outstanding common stock, approval by at least two-thirds of the stockholders (other than All American) is necessary under Section 203 of the Delaware General Corporations Law (the “Delaware Business Combination Rule”). The voting thresholds for approval under the Delaware Business Combination in this case are greater than the Affiliated Transaction Rule, the discussion below relating to the Affiliated Transaction Rule are for information purposes only since approval of the acquisition under the Delaware Business Combination Rule will also satisfy the requirements under the Affiliated Transaction Rule.

The Change of Control Rule

The Change of Control Rule requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the issuer. Generally, NASD interpretations provide that 20% ownership of the shares of an issuer by one person or group of affiliated persons is deemed to be control of such issuer. Pursuant to the asset purchase agreement (as more fully described under “Asset Purchase Agreement” on page 35 of this proxy statement), in consideration for all of the outstanding shares of All American, we will issue to All American 11,666,667 restricted shares of our common stock, par value $.001 per share, at the closing. This issuance will constitute approximately 78% of our issued and outstanding shares of common stock, and will cause All American to own approximately 85% of our issued and outstanding shares of common stock , on a post-issuance basis. All American owned approximately 32% of our issued and outstanding shares of common stock as of June 16, 2005, the date upon which the asset purchase agreement was executed.

The 20% Rule

The 20% Rule requires Nasdaq-listed issuers to obtain stockholder approval prior to any issuance or potential issuance of securities representing 20% or more of the outstanding common stock or voting power of the issuer (on an as-converted or as-exercised basis) before such issuance for a price less than the greater of the book or market value of the issuer's common stock. For purposes of this rule, the (i) outstanding common stock or voting power of the issuer is determined as of a date the issuer enters into a binding agreement with respect to such issuance or potential issuance, which in the case of the acquisition of All American is June 16, 2005; and (ii) market value of the issuer's common stock is deemed to be the closing bid price of the issuer's common stock immediately prior to entering into such binding agreement, which in the case of the acquisition of All American, is $18.58 per share, the closing bid price of our common stock on June 15, 2005.

At the closing, we will deliver to All American 11,666,667 restricted shares of our common stock at $3.00 per share for an aggregate purchase price of $35,000,000 in exchange for all of All American issued and outstanding common stock. The closing price of our common stock on May 30, 2006 was $6.17 per share and the market value of the shares to be issued to All American, at the close of business on May 30, 2006, was approximately $71.98 million. The value of the shares of our common stock to be issued to All American will be subject to change with the fluctuation of the trading price of our common stock on the Nasdaq Capital Market. Accordingly, the issuance to All American on the closing date and the potential subsequent issuance in connection with the refinancing will represent a below-market issuance of more than 20% of our outstanding common stock as of June 16, 2005. We do not intend to modify the number of shares to be issued to All American based on changes to the price of our common stock. The number of shares of our common stock to be issued to All American reflects our Board's and All American's determination of the relative long-term worth of Able Energy after the acquisition of All American's assets, which long term worth may not be reflected, or which may be inappropriately adjusted by, fluctuations in our stock price. Additionally, fluctuations in our stock price may reflect factors that are independent of the respective valuations of All American and Able Energy upon which the acquisition consideration is based.

The Affiliated Transaction Rule

The Affiliated Transaction Rule requires stockholder approval prior to the issuance of any securities in a transaction in which any director, officer or substantial stockholder of the issuer has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more. All American currently owns approximately 32% of our outstanding common stock and its shareholders receive 11,667,777 shares of our common stock in connection with the acquisition, representing an issuance of approximately 78% of our issued and outstanding common stock on a post-issuance basis.

The Delaware Business Combination Rule

The Delaware Business Combination Rule states that the supermajority consent (two-thirds of the voting shares) is required to approve of any “business combination” involving a “interested stockholder”. Such two-thirds voting consent does not include and voting shares held by the interested stockholder. An “interested stockholder” is, subject to certain exceptions which do not apply to the acquisition, any stockholder (along with its affiliates) who hold or control 15% or more of the outstanding voting stock of the corporation. Through its purchase of Tim Harrington’s 1,007,300 shares of Able’s common stock in December 2004, All American became an interested stockholder for purposes of the Delaware Business Combination Rule. Once a party becomes an interested stockholder, a corporation is prohibited from engaging in any business combination with such interested stockholder for a period of three years unless the appropriate two-thirds majority vote is obtained from the stockholders approving such transaction. A “business combination” under the Delaware Business Combination Rule includes the transactions contemplated by the acquisition.

Recent Financing of All American

As previously disclosed in our Current Report on Form 8-K, dated June 7, 2005, and filed with the Securities and Exchange Commission on June 10, 2005, All American recently consummated a financing that, if the acquisition of All American is consummated, will impact us. The recently completed refinancing by All American allowed All American to pay off approximately $3,000,000 in existing debt and provided All American with approximately $2,000,000 in working capital.

The following description of the terms of All American's refinancing is qualified in its entirety by the terms and provisions contained in the financing documentation included in the Current Report on Form 8-K, dated June 7, 2005, and filed with the Securities and Exchange Commission on June 10, 2005, as Exhibits 99.1 through 99.7.

Pursuant to the terms of the Securities Purchase Agreement dated June 1, 2005 among All American and certain purchasers identified therein, the purchasers loaned All American an aggregate of $5,000,000 (the “June Debentures”), evidenced by secured debentures also dated June 1, 2005. The debentures shall be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR for the applicable interest period, plus 4% payable on a quarterly basis on April 1st, July 1st, October 1st and January 1st, beginning on the first such date after the date of issuance of the debentures. The loan is secured by real estate property owned by All American in Pennsylvania and New Hampshire. In addition, in the event that we do not complete the acquisition of All American prior to the expiration of the 12-month anniversary of the securities purchase agreement, All American shall be considered in default of the loan. Pursuant to the Additional Investment Right among All American and the purchasers, the purchasers may loan All American up to an additional $5,000,000 on the same terms and conditions as the initial $5,000,000 loan, except for the conversion price of the debentures.

The primary purchaser parties of the June Debentures are the same as or affiliated with those purchasers in the financing.

If we consummate the acquisition of All American, upon such consummation, we will not in general assume the debt obligations of All American which include the obligations described by the above referenced Securities Purchase Agreement, the debentures and the Additional Investment Right Agreement. However, we will assume certain contracted obligations relating to the June Debentures through the execution of a Securities Assumption, Amendment and Issuance Agreement, Registration Rights Agreement, Common Stock

Purchase Warrant Agreement and Variable Rate Secured Convertible Debenture Agreement, each between the purchasers of the June Debentures and us. Such documents provide that All American and we shall cause the real estate collateral to continue to secure the loan, until the earlier of full repayment of the loan upon expiration of the debentures or conversion by the purchasers of the debentures into shares of our common stock at a conversion rate of the lesser of (i) the purchase price paid by us for each share of All American common stock in the acquisition, or (ii) $3.00, the conversion price, subject to further adjustment. However, the conversion price with respect to the additional investment right shall be $4.00. In addition, the purchasers shall have the right to receive five-year warrants to purchase 2,500,000 of our common stock at an exercise price of $3.75 per share. We shall also have an optional redemption right (which right shall be mandatory upon the occurrence of an event of default) to repurchase all of the debentures for 125% of the face amount of the debentures plus all accrued and outstanding interest and expenses, as well as a right to repurchase all of the debentures in the event of the consummation of a new financing in which we sell securities at a purchase price that is below the conversion price. Of the 11,666,667 shares of our common stock (valued at $3.00 per share) All American is to receive from the acquisition, All American has agreed to escrow up to 2.5 million shares of the common stock (but not less than 1.67 million shares) for the purpose of transfer to the holders of the June Debentures in the event such holders elect to convert the June Debentures. As a result, assuming approval of the acquisition of All American, conversion of the principal amount of the June Debentures will not result in any significant additional issuances of our common stock.

We do contemplate that the debt obligations of All American will be in general serviced through our payments of rents under leases which we plan to enter into with All American with respect to each of the All American owned properties which will allow us to occupy and operate the businesses we are purchasing from All American.

Pursuant to the Registration Rights Agreement among All American and the purchasers of the June Debentures, if we consummate the acquisition of All American, the purchasers shall have demand registration rights with respect to all shares of our common stock obtained by them through the conversion of the June Debentures. The purchasers shall also have an additional investment right, for a period of nine months after the initial registration statement filed by us with the Securities and Exchange Commission, the SEC, is first declared effective by the SEC, to purchase units consisting of convertible debentures in the aggregate amount of up to $14,000,000, the additional Debentures, and common stock purchase warrants equal to 50% of the face amount of such additional debentures, the additional warrants. The conversion price of the additional debentures shall be $6.50 per share of common stock with respect to the first $7,000,000 of additional debentures purchased, and 80% of the average weighted price of our common stock during the 20 trading days immediately prior to the purchasers’ election to purchase the additional debentures, with respect to the remaining $7,000,000. The additional warrants shall have a five-year term and an exercise price of 110% of the conversion price. In the event of the occurrence of a default with respect to the additional debentures, we shall have identical redemption rights to those described in the immediately preceding paragraph.

If our stockholders approve the acquisition proposal, they will be approving the issuance of the additional securities pursuant to the agreements among the purchasers and us described above as we will assume significantly all of All American’s contractual obligations under such documents upon consummation of the acquisition, other than the obligation to repay the debt evidenced by the June Debentures. Our assumption of the debentures and warrants and the potential issuance of the additional debentures and additional warrants could result in an issuance that may violate the Change of Control Rule and the 20% Rule if stockholder was not being sought pursuant to the acquisition proposal.

Interests of Our Directors and Officers in the Acquisition

In considering the recommendation of our board of directors that you vote in favor of adoption of the acquisition proposal, you should keep in mind that certain of our directors and officers have interests in the acquisition that are different from, or in addition to, your interest as a stockholder. One of our directors, Gregory Frost, holds an aggregate 15.15% beneficial stock interest in All American, and, as such, has abstained from any vote approving the acquisition. It is anticipated, that our current board of directors will remain on the board.

               Our board of directors was aware of these arrangements during its deliberations on the merits of the acquisition and in determining to recommend to our stockholders that they vote for the approval of the acquisition proposal.

Our Reasons for the Acquisition and Financing and Recommendation of Our Board

Our board of directors has concluded that the acquisition of All American and the financing are both in the best interests of our stockholders.

In approving the asset purchase agreement with All American, our board of directors relied on information (including financial information) relating to All American, the regulatory environment and the industry fundamentals. In addition, the board considered Ehrenkrantz King Nussbaum Inc.’s opinion that, based on conditions and considerations described in its opinion, the All American acquisition is fair to our current stockholders from a financial point of view.

In addition, our board of directors considered a wide variety of factors in connection with its evaluation of the acquisition and financing. In light of the complexity of those factors, the board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Some of the positive and negative reasons factors, however, considered by the board are described below:

Positive Reasons -

o	Expansion of Able’s business will help counteract some of the cyclical effects of the home heating oil business, where 65% of our revenues are generated during the late fall and winter months;

o	The increased purchasing power of the combined entities will enable efficiencies of scale and greater vendor discounts resulting in overall cost savings;

o
All American’s real estate properties can be used as current or future distribution centers for our home heating oil business, thus permitting greater efficiencies for our existing distribution routes as well as setting the stage for future expansion into new markets;

Negative Reasons -

o
The current business of Able does not involve the operation or management of trucking plazas so significant administrative expenses may be incurred to integrate the operating businesses of the combined companies;

o
The current business of Able is cyclical in nature (cold weather months are historically the peak business months for the home heating oil business) whereas the truck plaza operation and management business is year-around, and therefore integration of the two businesses may require a period of administrative and managerial adjustment for a year-around operation;

o	The Company currently offers one primary product in a largely discrete geographic market whereas All American Plazas operates over a more widespread geographic region and offers various product lines;

All American's potential for future growth

An important criteria to our board of directors was that the company have established business operations, that it was generating current revenues and that it had the strong potential to experience rapid additional growth. Our board of directors believes that All American, as a recognized brand name in the truck stop industry that has been developed over a period of 17 years has in place a strong business infrastructure and provides a solid platform for our plans.

The experience of All American’s management

Another important criteria to our board of directors was that the company must have a seasoned management team with specialized knowledge of the markets within which it operates and the ability to adapt a company’s business model in a rapidly changing environment. All American’s management team has shown a strong ability to adjust its business plan to changing market factors and to develop additional business opportunities.

The terms of the Asset Purchase Agreement

The terms of the asset purchase agreement, including the closing conditions and termination provisions, are customary and reasonable. In addition, our board of directors believes that, because members of our current management will own a large percentage of the combined company, the combined company will have a management team that will be committed to growing our company and increasing shareholder value. It was important to our board of directors that the asset purchase agreement include customary terms and conditions as it believed that such terms and conditions would allow for a more efficient closing process and lower transaction expenses.

Our board of directors believes that each of the above factors strongly supported its determination and recommendation to approve the acquisition. Our board of directors did, however, consider the following potentially negative factors, among others, in its deliberations concerning the acquisition including the recent financial history of All American.

Certain of our officers and directors may have different interests in the acquisition than our stockholders. Our board of directors considered the fact that certain of our officers and directors may have interests in the acquisition that are different from, or are in addition to, the interests of our stockholders generally, including the matters described under "Interests of Our Directors and Officers in the Acquisition" above.

After deliberation, our board of directors determined that these potentially negative factors were outweighed by the potential benefits of the acquisition above, including the opportunity for our stockholders to share in All American's future possible growth and anticipated profitability.

Fairness Opinion

On May 25, 2005, we engaged Ehrenkrantz King Nussbaum Inc. (“EKN”) to act as financial advisor to us in connection with the All American acquisition. EKN delivered its original written opinion to our board of directors on June 15, 2005, which stated that, as of such date, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the consideration to be paid in the acquisition is fair, from a financial point of view, to our stockholders. At the time EKN delivered its original fairness opinion, the acquisition was structured as a stock purchase by us to all of the issued and outstanding shares of All American. Since the June 15, 2005, the acquisition has been amended be become an asset purchase transaction whereby we would purchase substantially all of the operating assets of All American. In this regard, EKN was then further engaged to render another, final written opinion to us regarding whether in its opinion the restructured transaction would be fair, from a financial point of view, to our stockholders and, on October 7, 2005, EKN issued to us an opinion that the restructured transaction as an asset purchase is fair to the stockholders, from a financial point of view. A copy of EKN’s fairness opinion is attached hereto.

•
You are urged to read the EKN opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by EKN in rendering its opinion.

•
The EKN opinion is not intended to be and does not constitute a recommendation to you as to how you should vote with respect to the acquisition. EKN was not requested to opine as to, and its opinion does not address, our underlying business decision to proceed with or effect the transaction.

In arriving at its opinion, we presented to EKN the form and amount of the consideration and EKN reviewed and took into account:

•	the draft asset purchase agreement between All American and us;

•
certain publicly available information concerning us which EKN deemed to be relevant to its inquiry and analysis including our Annual Reports on Form 10-KSB for the fiscal years ended June 20, 2003 and June 30, 2004, Quarterly Reports on Form 10-QSB for the periods ended March 31, 2005, December 31, 2004 and September 30, 2004, Definitive Proxy Statement on Schedule 14A dated May 3, 2005, Current Report on Form 8-K filed on March 4, 2005 and other Securities and Exchange Commission filings;

•	financial and operating information with respect to the business, operations and prospects of All American Plazas, Inc.;

•	discussions with our counsel and Vice President of Business Development, concerning our current operations, financial condition and future prospects;

•
documentation in connection with a financing transaction among All American and certain investors, completed on June 7, 2005, including a Securities Purchase Agreement, Secured Debenture and Additional Investment Rights Agreement as well as proposed documents among such purchasers and us in the event we complete the acquisition of All American, including a Securities Assumption, Amendment and Issuance Agreement, Variable Rate Secured Convertible Debenture, Common Stock Purchase Warrant and Registration Rights Agreement.

In arriving at its opinion, EKN looked at various valuation methods including the following and applied those methods it deemed appropriate in its judgment:

•	Comparable Company Analysis, which derived a range of implied values for All American by analyzing how the public marketplace values similar private companies.

•	Comparable Transaction Analysis, which derived a range of implied values for All American by analyzing how acquirers value companies or assets similar to All American.

•	Contribution Analysis, which examined the relative value of each entity based on each entity’s contribution to the combined company. This analysis is based on key financial metrics.

•	Liquidation Value, which analyzed the potential liquidation value of All American.

•
Trading History, which consisted of a review of the prices of and trading history of our common stock prior to the filing of our Current Report on Form 8-K on
March 4, 2005, in order to reflect the pre and post transaction indication.

•	Such other financial and comparative analyses as EKN deemed appropriate or necessary for the purpose of rendering its opinion as expressed.

In rendering its opinion, EKN has assumed and relied upon the accuracy and completeness of the financial and other information provided to it or discussed with it by us or otherwise used by EKN in arriving at its opinion without independent verification and further relied upon the assurances of our management that they are not aware of any facts that would make our financial forecasts (including on a pro forma basis) inaccurate or misleading. Based upon the advice of our management, EKN has assumed that such forecasts have been reasonably prepared to reflect the best currently available estimates and judgments of the our management as to our future financial performance (including on a pro forma basis), and that we reasonably expect to perform in accordance with such forecasts. In arriving at its opinion, EKN did not conduct physical inspections of our properties and facilities and did not make or obtain any evaluations, independent or otherwise, or appraisals of our assets, including any proprietary technology, or current or future liabilities. Additionally, we did not authorize EKN to solicit, and it has not solicited any indications of interest from any third party with respect to the purchase or business combination of all or part of its business on a post-transaction basis. EKN’s opinion is necessarily based upon limited market, economic and other conditions as they existed on, and can be evaluated as of, the date of the opinion.

                   EKN has not acted as a financial advisor to us in connection with the initiation, solicitation of or negotiation of any terms of the asset purchase agreement, nor has it had any discussions with the management of All American Plazas.  We did not have a prior relationship with EKN prior to this engagement.

                    EKN is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. Our board of directors determined to use the services of EKN because it is a recognized investment banking firm that has substantial experience in similar matters. EKN has received a fee in connection with the preparation and issuance of its opinion. EKN does not beneficially own any interest in All American or us and has not provided services to either party other than for rendering the fairness opinion to us. In connection with the issuance of the written opinion, EKN was paid an original fee of $150,000 for the services rendered in connection with the original stock purchase transaction and an additional $75,000 for its further analysis relating to the restructuring of the acquisition as an asset purchase agreement.

Alternative Transactions

The Board considered several alternative transactions with respect to both the acquisition and the financing. The Board also considered the alternative of not approving the acquisition or the financing. The other third-party proposals and the option of not approving any transaction were not, in the Board’s exercise of sound business judgment, as favorable to the Company or its stockholders as the acquisition for All American or the financing which was provided by the purchasers of Debentures under the SPA under the July 2005 financing documents.

Business Synergy

With respect to the acquisition, our board of directors felt that All American and our company have compatible existing business models and that the combination of the two companies as contemplated by the Asset Purchase Agreement and related documents will result in certain management and operational efficiencies which would not have been otherwise achieved by each company acting alone including obtaining more favorable credit terms. In addition, the Board believes that diversification of our business in the manner contemplated by the acquisition will assist us in furthering our overall business strategy of achieving vertical integration and supply-chain management. For instance, All American truck stop locations can be used as distribution centers for our home heating oil vehicles. Diversification may also further enable our company to favorably adjust to various fluctuation in the economy, which may be caused by, among other things, the cost and supply of home heating oil.

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law for our stockholders of in connection with the acquisition proposal or the financing.

Material U.S. Federal Income Tax Consequences of the Acquisition

The following discusses the material U.S. federal income tax consequences of the acquisition to All American and our stockholders. We do not anticipate any federal income tax effect to our security holders as a result of the financing. This discussion is based on the United States Internal Revenue Code of 1986, as amended, which we refer to as the Code.

Our security holders will continue to hold their securities and, as a result will not recognize any gain or loss from the acquisition.

There should be no federal income tax consequences to a holder of our common stock as a result of the acquisition.

The conclusions expressed above are based on current United States tax law. Future legislative, administrative or judicial changes or interpretations, which can apply retroactively, could affect the accuracy of those conclusions. No rulings have been or will be sought from the Internal Revenue Service concerning the tax consequences of the transactions contemplated by the asset purchase agreement.

The discussion does not address all of the tax consequences that may be relevant to particular taxpayers in light of their personal circumstances or to taxpayers subject to special treatment under the Code. Such taxpayers include non-U.S. persons, insurance companies, tax-exempt entities, dealers in securities, banks and persons who acquired their shares of capital stock pursuant to the exercise of employee options or otherwise as compensation.

BECAUSE OF THE COMPLEXITY OF THE TAX LAWS, AND BECAUSE THE TAX CONSEQUENCES TO ANY PARTICULAR STOCKHOLDER MAY BE AFFECTED BY MATTERS NOT DISCUSSED ABOVE, EACH ABLE ENERGY, INC. STOCKHOLDER IS URGED TO CONSULT A TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THE ASSET PURCHASE AGREEMENT TO HIM, HER OR IT, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL AND NON-U.S. TAX LAWS, AS WELL AS FEDERAL TAX LAWS.

Regulatory Matters

The acquisition and financing and the transactions contemplated by the asset purchase agreement are not subject to the HSR Act or any other material federal or state regulatory requirement or approval, other than that described in this proxy statement relating to NASD Marketplace Rules and Delaware law.

Consequences if Acquisition Proposal, Financing or Charter Amendment is Not Approved

If the acquisition proposal is not approved by the stockholders, then we will not be able to consummate the acquisition upon the terms currently contemplated by the asset purchase agreement. We may attempt to renegotiate the terms of the acquisition and seek stockholder approval at a later date.

If the financing is not ratified by the stockholders, then we may need to amend the terms of the financing or we may be required to rescind the purchase, which will require that we return to all purchasers of Debentures all proceeds, with interest, which we received in connection with the financing, and possibly together with any costs and expenses incurred by the purchasers as a result of such rescission.

If the charter amendment is not approved by the stockholders, then we will not be able to consummate the transactions contemplated by the acquisition. In addition, we may not be able to engage in discussions relating to any future transactions involving our common stock until our charter is amended to increase the number of authorized shares of common stock.

Required Vote

To be approved by the stockholders, the proposal to approve, for purposes of NASD Marketplace Rule 4350(i), the issuance of securities to All American pursuant to the asset purchase agreement or financing that could violate the Change of Control Rule, 20% Rule and the Affiliated Transaction Rule, which will result in the acquisition of All American, must receive the affirmative votes of a majority of the votes cast, in person or by proxy, at the special meeting.

To be approved by the stockholders, the proposal to approve, for purposes of Section 203 of the Delaware General Corporations Law, the acquisition of the assets from All American pursuant to the asset purchase agreement must receive the affirmative vote of a two-thirds majority of the votes cast, in person or by proxy, at the special meeting. The votes currently held by All American in our company will NOT be included for purposes calculating the votes required by this Section 203 vote.

To be approved by the stockholders, the proposal to approve the charter amendment must receive the affirmative vote of a majority of the votes cast, in person or by proxy, at the special meeting.

Abstentions are treated as shares present or represented and entitled to vote at the special meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

 Recommendation

The Board of Directors believes that it is in the company’s best interests that the stockholders authorize the issuance of common stock to All American pursuant to both the asset purchase agreement and the financing which, absent such authorization, would constitute an issuance in violation of the Change of Control Rule, 20% Rule the Affiliated Transaction Rule and/or the Delaware Business Combination Rule. The Board further believes that it is in the best interests of the company to approve the charter amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ACQUISITION PROPOSAL TO PURCHASE SUBSTANTIALLYALL OF THE OPERATING BUSINESS ASSETS ALL AMERICAN AND TO RATIFY THE FINANCING AGREEMENTS ENTERED INTO BY US IN JULY 2005 WITH RESPECT TO THE SALE OF THE DEBENTURES. THE BOARD OF DIRECTORS ALSO RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE CHARTER AMENDMENT TO INCREASE THE NUMBER OF COMMON STOCK AUTHORIZED BY OUR CERTIFICATE OF INCORPORATION TO 75 MILLION SHARES.

THE ASSET PURCHASE AGREEMENT

The following summary of the material provisions of the asset purchase agreement is qualified by reference to the complete text of the asset purchase agreement, a copy of which is attached as Annex A to this proxy statement. All stockholders are encouraged to read the asset purchase agreement in its entirety for a more complete description of the terms and conditions of the acquisition.

Structure of the Acquisition

At the effective time of the acquisition, All American will continue as an operating company and become our wholly-owned subsidiary.

Purchase Price-Payments

At the closing, we will deliver to All American 11,666,667 restricted shares of our common stock, par value $.001 per share, at $3.00 per share for an aggregate purchase price of $35,000,000 for substantially all of the assets relating to the operating business of All American. The closing price of our common stock on May 30, 2006 was $6.17 per share and the market value of the shares to be issued to All American, at the close of business on May 30, 2006, was approximately $71.98 million. The value of the shares of our common stock to be issued to All American will be subject to change with the fluctuation of the trading price of our common stock on the Nasdaq Capital Market. All American will have 1,666,667 of such shares escrowed and such shares will be kept by us. In the event that any of the June Debentures are exercised (those debentures which were purchased by various investors in All American in June 2005), then we will have the right to direct and effect the cancellation of a like number of these escrowed shares, up to 2.5 million shares of our common stock (but not less than 1.67 million shares). We do not intend to modify the number of shares to be issued to All American based on changes to the price of our common stock. The number of shares of our common stock to be issued to All American reflects our Board's and All American's determination of the relative long-term worth of Able Energy after the acquisition of All American's assets, which long term worth may not be reflected, or which may be inappropriately adjusted by, fluctuations in our stock price. Additionally, fluctuations in our stock price may reflect factors that are independent of the respective valuations of All American and Able Energy upon which the acquisition consideration is based.

We will not be assuming the debt obligations of All American nor will we be taking title to any of the real property which All American owns.

Leases

For tax-related and refinancing purposes, we will not assume title to the real property owned by All American relating to its truck stop (and related) business. We will be conveyed an exclusive option to purchase all equity interests associated with such real property as part of the purchase price consideration. In order to allow us to operate on the various premises which are owned by All American, we will enter into lease agreements. Payments of rent to All American by us under these lease agreements are intended to be used by All American to service its monthly outstanding debt obligations. Our option to purchase the equity interests in All American real properties will be deemed to be increased on a dollar for dollar basis for each dollar which All American applies the principal amount of its outstanding debt obligations. In the event that All American’s monthly debt service obligations materially increase or decrease, the rents we are obligated to pay under our leases with All American will also increase or decrease by the same amounts. As part of our option, we will be granted the right to pay off the debt (including certain other expenses) on any or all of the All American owned properties provided that we receive title to any properties that are encumbered by such debt.

Closing of the Acquisition

Subject to the provisions of the asset purchase agreement, the closing of the acquisition will take place on the first day following the date that our stockholders approve the acquisition, or at such other time as the parties may agree.

Representations and Warranties

The asset purchase agreement contains a number of representations and warranties that All American and we have made to each other. These representations and warranties relate to:

•	organization, power and authority;

•	financial statements (All American only);

•	no material adverse change;

•	absence of certain changes or events since March 31, 2005 (All American only);

•	taxes;

•	employees and employee benefit plans (All American only);

•	litigation;

•	compliance with applicable laws;

•	material contracts (All American only);

•	brokerage;

•	no undisclosed liabilities;

•	related party transactions (All American only);

•	permits (All American only);

•	insurance (All American only);

•	intellectual property (All American only);

•	environmental matters (All American only);

•	bank accounts and books and records (All American only);

•	no knowledge of breach, limitation of representations and warranties;

•	ownership and condition of assets; and

•	investment representations and warranties.

Materiality and Material Adverse Effect

Many of the representations and warranties are qualified by materiality or material adverse effect. For the purposes of the asset purchase agreement, a material adverse effect on All American means a material adverse effect on the business, operations, properties, assets or financial condition of All American (and its subsidiaries), taken as a whole.

Interim Covenants Relating to All American

Under the asset purchase agreement, All American, prior to completion of the acquisition, has agreed to conduct its business in the ordinary course consistent with past practice, except as expressly permitted by the asset purchase agreement. In addition to this agreement regarding the conduct of business generally, subject to specified exceptions, All American has agreed that All American:

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will maintain the fixed assets essential to All American's operations in good operating repair and condition, subject to normal wear and tear, and make repairs and replacements in accordance with prior practices;

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will report to us concerning operational matters of a material nature and otherwise report periodically to us concerning any material changes to status of the business, operations, and finances of All American;

•	will continue to pay and satisfy its liabilities in the ordinary course of business, paying such liabilities in accordance with prior practices ;

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will continue to maintain in full force and effect or renew or replace all policies of insurance now in effect which cover the assets or All American and give all notices and present all material claims under all policies of insurance in due and timely fashion;

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will not enter into any material leases or contracts for the purchase or sale of products, utilities, or services, except (A) those made in the ordinary course of business or (B) those which may be canceled without liability upon not more than thirty (30) days’ notice; or (C) with our approval;

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will use best efforts to preserve the business organization and properties to be transferred hereunder intact, including present operations and relationships with lessors, licensors, customers and employees; use reasonable efforts to preserve for the goodwill of our employees, suppliers, customers, and other persons with whom it has business relations;

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will not enter into any contract, agreement, or understanding with any labor union or other association representing any employee; not enter into, amend, or terminate, fully or partially, any benefit plan; and not withdraw any funds from any benefit plan or trust or other funding arrangement maintained pursuant thereto;

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will not, except for annual merit increases awarded to non-officer employees in the ordinary course of business consistent with past business practices, authorize or grant any wage or salary increase, otherwise directly or indirectly increase post closing compensation to or for any employee, or agree in any manner to any such post closing increase;

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will not create or incur any indebtedness for borrowed money or assume directly or indirectly any debt, obligation, or liability (whether absolute or contingent, whether directly or as surety or guarantor, and whether or not currently due or payable) which will exist after the closing date, except in the ordinary course of business consistent with past business practices and policies and as required for the operation of All American;

•	will not make any material change in its accounting methods, practices, policies, principles, or procedures, except as necessary to perform the asset purchase agreement, without consulting with us;

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will not enter into any lease, sublease, or contract, regarding the acquisition, leasing, or occupancy of any real estate, equipment, vehicles, or other items relating to All American except in the ordinary course of business or upon our approval;

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will not sell, convey, lease, abandon, or otherwise dispose of, or grant, suffer, or permit any lien or encumbrance upon, any of its material assets, except on arm’s length terms or in the ordinary course of business;

•	will not enter into or modify in any manner any material contract to which it is a party except in the ordinary course of business; and

•	will accrue and/or pay all withholding and other taxes on a timely basis.

No Solicitation by All American

Pursuant to the terms of the asset purchase agreement, All American has agreed that it will not directly or indirectly solicit, entertain or encourage inquiries or proposals, or enter into an agreement or negotiate with any other party, to sell, or enter into any merger on consolidation with respect to, the business of All American, All American, a substantial portion of All American's assets or the shares of capital stock of All American.

All American Shareholder Consent

The acquisition is subject also to the consent by a majority of the holders of voting capital stock of All American. All American will, as a further condition to the closing of the acquisition, obtain this required consent prior to the closing.

Access to Information

To aid in the orderly transition of the business of All American, during the period prior to the closing, All American and its representatives will give us and our representatives, reasonable access to the personnel, properties, contracts, books and records and other documents and data concerning All American as we may reasonably request.

Indemnification

If the closing occurs, All American has agreed to indemnify and hold harmless us and our respective consolidated corporate parents and subsidiaries, for any damages, whether as a result of any third party claim or otherwise, and which arise from or in connection with the breach of representations and warranties and agreements and covenants of All American or for any brokerage or finder’s fees or commissions or similar payments in connection with the acquisition. We shall indemnify and hold harmless All American from and against any damages which arise from or in connection with the breach of representations and warranties and agreements and covenants of ours. Claims may be asserted once total damages exceed 1% of the sum of the purchase price. Additionally the aggregate liability for losses under the asset purchase agreement shall not exceed 50% of the purchase price. The liability of All American may be further reduced to the extent any loss is covered by insurance or to the extent the loss provides All American or us with any reduction in taxes, operating costs or other economic benefit. The representations and warranties will survive the closing for a period of two years following closing, provided that certain of the representations and warranties will survive for a longer period.

Fees and Expenses

Except as provided in the asset purchase agreement, All American, on the one hand, and we, on the other, shall be responsible for their own fees and expenses (including the fees and expenses of its own lawyers, accountants and other advisers) in connection with the asset purchase agreement and the transactions contemplated thereby, provided that the All American’s expenses shall include only those expenses incurred by them after March 30, 2005.

Public Announcements

All American and we have agreed that any public announcement or similar publicity with respect to the asset purchase agreement will be issued at such time and in such manner as we determine based upon our requirements as a publicly traded company.

Conditions to the Completion of the Acquisition

Our obligations consummate the acquisition are subject to the following conditions:

•	receipt of stockholder approval from each of our respective stockholders;

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the accuracy of the representations and warranties made by All American in the asset purchase agreement as of the closing date and the absence of material adverse changes to the assets, liabilities, business, finances or operations of All American prior to the closing;

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the performance of and compliance with all of the covenants made, and obligations to be performed, by All American pursuant to the asset purchase agreement at or prior to the closing, including the delivery of certain required documents;

•	the requisite third-party consents shall have been obtained; and

•	the absence of claims by third parties regarding the ownership of All American shares or the entitlement to a portion of the purchase price.

The obligation of All American to consummate the acquisition is subject to the following conditions:

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the accuracy of the representations and warranties made by us in the asset purchase agreement as of the closing date and the absence of material adverse changes to our assets, liabilities, business, finances or operations taken as a whole prior to the closing;

•
the performance of and compliance with all of the covenants made, and obligations to be performed, by us pursuant to the asset purchase agreement at or prior to the closing, including the delivery of certain required documents;

•	the absence of any injunction or other order that prohibits the sale of the assets of All American in the manner contemplated by the asset purchase agreement.

Termination

The asset purchase agreement may be terminated at any time, but not later than the closing, as follows:

•	By mutual written consent of All American and us;

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By either party if a material breach of any representation, warranty or obligation contained in the asset purchase agreement by the other exists that may not be cured within 30 days written notice of such breach; or

•	By either party if any conditions contained in the asset purchase agreement have not been fulfilled by the other party.

Effect of Termination

In the event of termination by either All American or us, the asset purchase agreement will become void and have no effect, without any liability or obligation on the part of All American or us.

Assignment

The rights and obligations of a party under the asset purchase agreement may not be assigned without the prior consent of the other parties, except that we may assign any of our rights under the asset purchase agreement to a subsidiary.

Amendment

Any purported amendment to the asset purchase agreement shall be null and void unless it is in writing and signed by the party to be charged with the amendment.

Further Assurances

All American and we have agreed that it will execute and deliver on or after the date of the asset purchase agreement, all such other documents and will take all reasonable actions as may be necessary to carry out the intent of the asset purchase agreement.

THE SECURITIES PURCHASE AGREEMENT (AND RELATED DOCUMENTS)
RELATING TO THE FINANCING

The documents relating to the financing are attached as exhibits to the Current Reports on Form 8-K, filed July 15, 2005 and November 18, 2005 with the SEC. We recommend that you review these documents. A summary of the financing is included also in this proxy under the section heading “Summary” of this proxy statement.

INFORMATION ABOUT ALL AMERICAN

Introduction

All American, which is headquartered in Myerstown, Pennsylvania, is in the business of owning, operating and developing truck stops. Its operations include, but are not limited to, the ancillary merchandising of rights, products, and other goods and services. All American operates 11 (10 of which are directly owned, with the other plaza owned by an affiliate that will also sell its assets pursuant to the Asset Purchase Agreement) multi-service truck stops in the United States that sell diesel fuel and related services to approximately 5,000 trucking accounts and other independent consumers. Its operations are located at primary interchanges servicing major truck routes in the northeast region of the United States, and its facilities, known as “All American Plazas,” offer a broad range of products, services, and amenities, including diesel fuel, gasoline, home-style restaurants, truck preventive maintenance centers, and retail merchandise stores that market primarily to professional truck drivers and other highway motorists.

During the fiscal year ended September 30, 2005, All American generated revenues of $149,625,495 and had a net worth $2,050,115. In addition, recent appraisals show the fair market value of the real estate owned by All American to be substantially higher than the recorded book value required by generally accepted accounting principles (GAAP) in the United States. When the excess of appraised value real estate over book value is added to the balance sheet, All American’s net worth at the end of fiscal 2004 was approximately $63.9 million.

The Travel Plaza and Truck Stop Industry

Industry Overview

Today's travel plazas and truck stops represent a major departure from their predecessors of a generation ago. These clean and modern multi-million dollar businesses offer a tremendous array of facilities and services to professional drivers and the traveling public. According to statistics obtained by the National Trade Association, there are approximately 4,500 travel plazas, pumping three-fourths of all diesel fuel sold at retail in the United States. The industry’s primary customers consist of commercial trucking fleets and professional truck drivers that comprise the long-haul sector of the trucking industry.

                 The trucking industry is rapidly growing. According to a report published by the Bureau of Transportation Statistics (BTS), truck travel grew by more than 90% between 1980 and 2002 while lane-miles of public roads grew only 5% (www.bts.gov/publications/freight_in_america/html/nations_freight.html). A Federal Highway Administration report estimates that between 1998 and 2020, U.S. freight tonnage is expected to grow by 70% and the value of freight shipments is expected to more than triple to nearly $30 trillion (USDOT FHWA, Freight Facts and Figures 2004).

All American Plazas, Inc.

All American Plazas, Inc. traces its roots to 1980 when the Company's founder, Glen Mitstifer, acquired his first truckstop in Carlisle, PA. The Company at that time was incorporated as All American Auto/Truck Plazas, Inc. A silent partner in the business sold his interest in the early 1980's to Carlos Leffler, who owned other companies involved in the wholesale and retail distribution of motor fuels and propane. By 1987, under the guidance of Mr. Mitstifer and Mr. Leffler, the company prospered and grew to a total of seven travel plazas in central PA.

In the mid 1980's Mr. Leffler had acquired a majority interest in another group of truckstops in central PA, incorporated as Truck Terminal Motels of America, Inc.("TTMA"). In November 1988, the four TTMA truckstops and the seven All American Auto/Truck Plaza locations were merged, and All American Plazas, Inc. was formed.

All American continued to prosper in the early 1990's, adding a twelfth location in Doswell, VA, and completely re-building several locations, such as Milton, Clarks Ferry and the three Gables sites. Mr Mitstifer was also very active in the formation of AMBEST in 1989, an alliance of independently owned travel plazas formed to offer a nationwide network that would allow the independent operator to effectively compete with national chains. Eight of the All American locations were affiliated with AMBEST.

In 1994 Mr. Leffler passed away, which led to the acquisition of his shares by Mr. Mitstifer in June 1995. As a result of this transaction, Mr.Mitstifer held roughly 88% of the Company's voting shares. By late 1995, Mr. Mitstifer had been joined in the business by his two sons, Richard and Mark, who oversaw the financial and operational aspects of the Company, respectively. Richard had sixteen years of experience in commercial banking, and Mark had been with the Company since its inception in 1980.

The competitive environment in the the Pennsylvanian truckstop business changed dramatically in early 1995 when Utah-based chain Flying-J entered the state, choosing to build in Carlisle, Pennsylvania. During the same time period, other national competitors, such as Pilot and Petro Stopping Centers, had built or were planning new sites across the state. In early 1997, two of the larger chains in the industry, Union 76 and Travel Centers of America were merged, both being controlled by the same investment group. This merger impacted All American's Breezewood location, which had been a Union 76 franchise. The loss of a national affiliation at Breezewood opened the door for discussions with Petro and the next major change in Company history.

In December 1997, a written understanding was entered into with Petro, whereby three locations (Breezewood, Milton and Frystown) were to become Petro franchise sites, and a fourth (Carlisle) was to be franchised or sold to Petro. In February, 1998 the Breezewood and Milton sites were converted to Petro's. The Frystown site was going to require significant renovations to meet Petro standards and Carlisle needed to be a ground-up rebuild, so both were put on hold for future consideration. Currently, All American pays Petro approximately $600,000 per year as part of its existing franchise arrangements with Petro. The franchise agreements cover the Breezewood and Milton sites. All American is required to maintain and offer facilities at these two facilities which other Petro locations similarly offer. The franchise agreements allow All American to market the two facilities under the “Petro” brand name, which All American feels currently have significant brand recognition. The franchise agreements are for three year terms and are automatically renewable.

Other company locations were also undergoing changes as a result of the competitive environment, a downturn in the trucking industry and managements decision to franchise with Petro. The SOCO All American in Carlisle had been closed in 1997 and the site put on the market. Part of the agreement with Petro restricted the future use of the site, so that no truckstop competitor would open on the site. Management also decided to sell it's Pine Grove, PA location to an independent operator, because it would reduce debt and the location could not be converted to a Petro. By the end of 1998, All American was operating ten truckstops and a motel.

In 2000, recognizing the amount of capital necessary to convert Carlisle and Frystown to Petro, the decision was made to sell the Carlisle site to Petro. The sale was completed in October 2000, which included the truckstop property and an adjacent motel site. AAP continued to operate the Carlisle All American until June 2001, while Petro built their new truckstop on the frontage that was occupied by the motel. By the end of 2001, a portion of the sale proceeds were used for upgrades at the Breezewood and Milton sites, while a new truck repair shop was constructed in Frystown as part of that Petro conversion. The ultimate conversion of the Frystown site was delayed due to a lack of available funds, as proceeds of the sale were used to pay off mortgage debt on the Doswell, VA location. This location had been under agreement of sale but the agreement was not finalized.

In early 2002, Mr. Mitstifer, decided to begin the process to sell All American and position himself for retirement. Initial discussions were held with Petro, who had a contractual right of first refusal, due to existing franchise agreements. A favorable deal could not be negotiated with Petro, and Petro allowed talks to begin with other interested purchasers. One of the interested parties was a Connecticut based operation that was led by Frank Nocito, who was ultimately the successful bidder. As part of his group of business interests, Mr. Nocito already operated two independent truckstops, one in NY and the other in NJ. In October, 2003 a stock sale was completed to a newly formed entity, All American Industries Corp. The sale price was $27.5MM; approximately $16.5 assumption of debt and the balance of $11.2MM was structured with $4MM due at closing, $3MM due at the first year anniversary of the sale and the balance paid to former shareholders over the next seven years. Mr. Mitstifer, the founder, retired and the company's day to day operation is led by his son, Richard Mitstifer, President, Roger Roberts, Vice President of Operations, Louis Aponte, Vice President and Dan Johnston, Comptroller.

All American operates eleven locations. Eight are part of the original group of All American locations, two locations (Carney’s Point and Strattanville) which were previously managed have been recently acquired and the other location (Belmont) is operated under a management agreement and will be sold by an affiliate pursuant to the Asset Purchase Agreement for the purchase price. , In January 2004, the Company closed a leased site in Carlisle, PA. The lack of profitability at the site did not make renewal fiscally feasible.

During the first year of operation All American implemented various cost saving programs that has returned the Company to profitability. Changes have been implemented in restructuring personnel and operations which has already reduced annual operation costs by more than $1MM and additional improvements will continue. In addition, approximately $500,000 has been saved on an annual basis after having negotiated a new fuel contract with better credit terms and lower prices. Other cost savings have been implemented by reducing the work force by 15% which also resulted in an annual savings of $200,000 in workmen's compensation insurance. In addition, the Company signed-on with a new health insurance provider and implemented a 50/50 employee premium contribution plan which has saved an additional $100,000 to the Company on an annual basis.

Competitive Advantage

Increased competition and consolidation among trucking companies in recent years has heightened truck fleet owners’ focus on reducing their operating costs. This trend has placed additional pressure on diesel fuel margins for all industry participants. In addition, from time to time, All American may face intense price competition in certain geographic markets. Industry studies indicate that approximately 61% of stops made by professional truck drivers are for reasons other than the purchase of fuel. Professional truck drivers rate meals, parking, and cleanliness as key factors in determining which truck stop they use. As a result, All American believes that its average site size, user-friendly facility design, and broad offering of non-fuel products, services, and amenities will continue to attract the professional truck driver and should continue to sustain All American’s competitive advantage in spite of fuel pricing competition.

Regulators concerned with the number of fatigue related accidents have limited the number of hours a professional truck driver is permitted to drive. New hours of service regulations, in effect since January 4, 2004, increased the mandatory rest periods professional truck drivers are required to take. All American believes these new regulations will increase the time that professional truck drivers spend in multi-service travel centers, thereby increasing demand for higher margin merchandise and services. This factor, together with a high driver turnover rate, may also result in trucking fleets being more inclined to promote and encourage their drivers to use full-service truck stop chains, such as an All American Plaza, as a method of improving their driver retention.

Business Strategy

The mission of All American is to steadily become one of the premier truck stop operators in the United States and to achieve ongoing sales revenues from the acquisition and operation of truck stops throughout the United States.

All American believes that there are currently more than 150 truck stops available for acquisition at commercially reasonable terms in the United States. The need for such facilities will continue long into the future and the development of ancillary properties associated with such facilities acquired will maximize revenue. All American intends to target those companies available for acquisition that have a recognized presence, and will work to convert other independent locations into All American-owned facilities.

To improve and maintain sales, All American is currently upgrading signage and gas islands with a completion date of December 2005. All American has also partnered with TransMontaigne Product Services in diesel branding with a desired result of having a nationwide network of the All American brand. We are investigating the feasibility of offering Bio-diesel fuel at our locations via another collaboration with TransMontaigne. We believe this will put us at a competitive advantage since many of our competitors do not and, to our knowledge, do not currently have plans to implement such a program. We believe, however, that the recent natural disasters in the U.S. Gulf Coast has demonstrated that the cost of alternative products will be in demand.

To increase diesel sales, All American has contracted with Truckstops Direct, a well-known marketing group, to market our locations to fleets that do not presently use our locations. With the assistance from Truckstops Direct, All American has been successful in bringing new accounts into the locations.

               All American operates two Petro locations in Milton and Breezewood, PA. A third location, Frystown, PA, is scheduled for conversion to Petro in 2006. When completed, we believe this will enhance our offering at these locations and strengthen our presence.

Business Operations and Strategic Alliances

TMG & Its Fuel Management Platform

All American has entered into a fuel supply agreement with TransMontaigne Product Services, Inc. (“TMG”), which provides All American with direct access to TMG’s “Best Practice Fuel Management Platform”. The TMG platform allows All American to act as its own wholesale fuel distributor to TMG truck stops without any capital investment whatsoever. TMG generates over $9 billion in annual revenues and owns 55 oil and gas refineries throughout the U.S. with a total capacity of 21 million barrels of oil equivalents. In 2004, All American consolidated its fuel supply agreements with TMG and purchased $100 million in fuel from TMG. Based on its agreement with TMG, All American’s fuel supply has been market sensitive with minimum markup. The relationship with TMG has allowed All American to pass along a portion of these cost reductions to its customers, providing it with a distinct competitive advantage in the truck stop marketplace. In addition, TMG provides All American with better credit terms than other retail fuel suppliers. Typically, in the truck stop industry, competitors have 10 or less days to pay for inventory while All American has a 15-day grace period, resulting in improved cash flow and earnings.

TMG

TransMontaigne, Inc., the parent company of TMG, is a refined petroleum products distribution and supply company based in Denver, Colorado, with operations primarily in the Gulf Coast, Midwest and East Coast regions of the United States. TransMontaigne predominantly distributes refined petroleum products, such as gasoline, diesel fuel, heating oil, jet fuel and kerosene, and some fertilizer, chemicals and other commercial liquids. TMG provides integrated terminal, transportation, storage, supply, distribution and marketing services to refiners, wholesalers, distributors, marketers and industrial and commercial end users of refined petroleum products. Its principal activities consist of terminal, pipeline and tug and barge operations and supply, distribution, marketing and supply management services.

TMG has assembled an asset infrastructure and developed a shipping history on common carrier pipelines, which are focused on the distribution of refined petroleum products from the Gulf Coast to the Midwest and East Coast. TMG owns and operates terminal infrastructures that handle refined petroleum products and other commercial liquids with transportation connections by pipelines, tankers, barges, rail cars and trucks to its facilities or to third-party facilities. At its terminals, TMG provides throughput, storage, injection and distribution related services to distributors, marketers, retail gasoline station operators and industrial and commercial end users of refined petroleum products and other commercial liquids. During the fiscal year ended June 30, 2004, TMG owned and operated 55 terminals with an aggregate capacity of approximately 21.4 million barrels of refined petroleum products.

TMG has purchased refined petroleum products primarily from refineries along the Gulf Coasts of Texas and Louisiana, and has such products delivered to its own and third party terminals. TMG sells its products primarily through rack-spot sales, contract sales and bulk sales to cruise ship operators, commercial and industrial end users, independent retailers, distributors, marketers, government entities and other wholesalers of refined petroleum products and also provides supply chain management services to industrial, commercial and governmental customers that have large ground vehicle fleets. TMG’s customer base includes companies involved in the manufacture and distribution of consumer products, express shipping services, waste disposal services, transportation services and state and local government entities.

Best Practice Fuel Management Platform

TMG has developed a proprietary combination of software programs and databases to provide TMG and its customers access to essential real time data with respect to how to purchase and procure fuel from TMG in the optimal manner and at the best prices available. The TMG platform ensures a reduction of fuel costs by facilitating tactical decisions and also provides the opportunity to analyze the data so as to make strategic decisions. The following are some key features of the TMG platform:

Integration of data: Normal day-to-day fuel management involves a number of systems and usually involves much spreadsheet work, duplication of data and manual touches to integrate the different systems. The platform data-level integration eliminates duplication, speeds up production of reports and manual collation of data, integrates different systems with a consistent set of data and provides better and more consistent data for decision making.

Fuel procurement snapshot: The fuel procurement screen provides a snapshot for all sites in a single screen, which allows for quick decision-making. The snapshot includes, in a single screen, a list of all sites and their respective statuses, physical inventory, forecasted consumption and minimum and maximum number of loads that can be dispatched.

Procurement optimization by moving up the supply chain: The platform is not only geared towards providing a reduction of fuel costs by facilitating tactical decisions, but also provides an opportunity to analyze the data so as to make strategic decisions. This is accomplished by encouraging all suppliers to provide a breakup of the delivered costs into product and freight, which facilitates a comparison of the freight component with the freight in that market area, thereby allowing a customer to check for reasonableness and ensure corrections, if necessary. The platform also provides for a comparison of the product price at the rack with industry indexes.

Improved release life-cycle management: The release life cycle starts from the time the release is created to dispatch a load to a site and continues until both the freight and product is paid. A release goes through many steps along the way, from site and hauler actualization to the automated matching process that verifies the validity of the actualization information. The inventory reconciliation process provides yet another check, until the freight and product payables are finally created and interfaced with the financial system. The platform provides user interfaces, reports and automated processes to manage the life cycle of a release thereby providing for an integrated and robust system that conforms to best practices.

Independent Truck Stops

In early 2004, Frank Nocito acquired a 33% equity interest in Truck Stops Direct (“TSD”), which represents 140 independent truck stops across the U.S. and provides certain benefits to its members for a small monthly fee ranging from $600 to $1,000 per month. Mr. Nocito assigned rights he acquired in connection with his interest in TSD to All American. Among the benefits offered by TSD are the following:

•  individualized direct fleet marketing

•  reduced transaction fees with the major fleet cards
•  better than wholesale discounts on shop and store merchandise
•  reduced pricing for TripPak services
•  competitive monthly retainer fee and no “per gallon” marketing fees or other special charges
•  reduced membership retainer fees for multiple locations
•  no lengthy contracts (60-day written notice of termination by either party)
•  limited network of travel centers, with no overlapping of locations

Provided that the acquisition is completed, TSD has orally committed to grant All American the right to acquire the remaining stock of TSD and immediately thereafter, enter into license agreements with the majority of existing TSD members such that each independent truck stop now uses the name “All American Plazas”. The license agreements will provide better credit terms for fuel purchases, cheaper fuel prices, proprietary credit cards and a new customer base utilizing All American’s already existing cost plus contracts with national truck fleets to the truck stop owner(s)/licensees.

Through the licensing agreements with the TSD members and the use of the TMG platform for such TSD members, All American believes it will be able to significantly expand the All American Plaza brand and generate recurring revenues without incurring the initial capital expenses of building or acquiring a new truck stop. These revenues are primarily pre-tax profits, generated without acquiring the actual bricks and mortar, employees, debt, carrying costs and all of the other costs associated with direct truck stop ownership. All American anticipates that it will establish and create non-capital intensive, high profit margins, and recurring revenues during fiscal year 2005 with the implementation and integration of the TMG platform and management assistance.

Cost Plus Supply Agreements with Truck Fleets

    All American has entered into “Cost Plus” supply agreements with a substantial number of major national trucking companies, such as JB Hunt, Werner Enterprises, USA Truck, Pensken Truck Leasing and Prime Inc. These contracts provide that the truck fleets will pay a set margin over All American’s cost of fuel. National truck fleets will not allow their drivers to purchase fuel at truck stops that are not party to cost plus supply agreements with them. The agreements result is increased revenues and stable, predictable profits for All American. The advantage for the truck fleets is that they have long term fuel supply agreements which provide fair pricing over time while lessening the volatility of fuel prices.

    All American Realty & Construction, Inc.

    In 2005, All American formed a wholly owned subsidiary named All American Realty & Construction, Inc. (AARC) for the purpose of real estate development and construction. Future development will create additional revenues from the substantial undeveloped surplus real estate All American owns at its truck plazas. All American has more than 150 acres of real estate which is not being utilized by the truck plaza business and has engaged an outside real estate company to produce a full land use survey.

Competition

    The United States truck stop industry is highly competitive and fragmented. All American has two primary sources of competition: (1) limited service “pumper” truck stops, which focus on providing fuel, typically at discounted prices, while offering only limited additional products and services, and (2) multi-service travel centers, which offer professional drivers and the public a wider range of products and services. All American believes there are approximately 2,400 multi-service and pumper truck stops located in the United States. Approximately 30% of the truck stops are operated by five national chains and such national chains accounted for approximately 83% of all diesel fuel gallons sold over-the-road.

The three industry leaders in truck plazas are Flying J Inc., Pilot Corporation and Petro Stopping Centers, L.P..

Flying J Inc.

Established as a small petroleum marketing company in 1968 with four retail gasoline stations, Flying J Centers Holdings, L.P. has grown to become the largest retail distributor of diesel fuel in North America. Flying J is a fully integrated petroleum company engaged in the exploration, production, refining, transportation, wholesaling and retail marketing of petroleum products. Employing 11,500 people nationwide, the company also owns and operates travel plazas, convenience stores, restaurants, motels and truck service centers. In addition, Flying J’s affiliated companies offer a variety of services including, insurance, financial services, communication services, load and equipment facilitation services, truck fleet sales and other interstate travel services.

Flying J’s sophisticated network of 165 state-of-the-art travel plazas and fuel stops is located along national highways in 41 states and three Canadian provinces. Another 27 facilities are presently under construction or in various stages of the permitting process with openings scheduled throughout the next two years.

Pilot Corporation

Pilot Corporation was founded in 1958 as a single, family-owned gas station in Gate City, Virginia. In 1976, Pilot built its first convenience store and began converting the rest of its locations to convenience stores. Pilot’s first travel center opened in 1981, and travel centers have been the main thrust of its business since then. In 1988, Pilot began concentrating on expanding its travel center operations into a nationwide network. Pilot opened its first travel center with a fast-food concept in 1988.

By 2001, Pilot operated 65 convenience stores and 140 travel centers in 37 states. On September 1, 2001, Pilot and Marathon Ashland Petroleum (MAP) entered into an agreement to form Pilot Travel Centers (PTC). MAP is the sixth largest refiner of petroleum products in the country, and its sales are approximately $20 billion. Pilot is currently the nation’s largest operator of travel centers and largest seller of over-the-road diesel fuel. PTCs sell nearly 18% of all over-the-road diesel fuel sold in the United States. A typical PTC includes one or more nationally known chain restaurants, a broad range of retail merchandise, automobile and truck fueling facilities, and a variety of other services aimed at professional drivers and interstate travelers.

Petro Stopping Centers, L.P.

Petro, generally regarded as the industry’s standard, was founded in 1975 to provide professional drivers the highest standards of friendliness, cleanliness, quality, value, and service. Over the past 30 years, Petro has led the truck stop industry in many innovations such as private, lockable driver showers, segregated truck fueling lanes, chain-wide breakfast, lunch and dinner buffets, 24-hour free movie theatres, a driver loyalty program and Idle/fire HVAC equipment.

Governmental and Other Regulations

Government Regulation

All American is subject to various governmental regulations. These include the collection and payment of taxes, complying with government standards, and maintaining various government permits and licenses.

All fuel island equipment must follow the standards set forth by the Bureau of Weights & Measures. The bureau inspects and tests fuel equipment twice annually. Fuel islands must also have adequate cut-off switches and systems in the event of an accidental spill or fire. The scales at each location are tested annually. Each scale operator must have a public weighmaster license, which is issued by the Bureau of Standard Weights.

Most All American locations have eating establishments that must follow regulations set forth by the applicable State, as well as the posting of a license issued annually by the Department of Agriculture. Inspections of All American restaurants are performed by the respective States to verify compliance with restaurant standards for food storage and preparation. Fire suppression systems are also required in all cooking areas and are subject to periodic inspection.

Each retail store is required to post a Cigarette Dealer license (or similar license). In Pennsylvania this is issued by the Department of Revenue Bureau of Business Trust Fund.

In Pennsylvania, the Department of Health issues a certificate of registration which is required to conduct and maintain a facility in accordance with the provisions of the Controlled Substance, Drug, Device and Cosmetic Act #64, approved September 9, 1972.

All American is also subject to various standard taxes. These taxes include federal and state corporate taxes, sales tax, payroll tax, tire recycling fees, and occupancy taxes. All American also collects motor fuel taxes from customers. These motor fuel taxes are withheld by our suppliers upon our purchase of fuel and the supplier files and pays the motor fuel taxes. All American does not directly file motor fuel tax returns for gasoline or diesel.

In Pennsylvania, all "Pressure Vessels" are regulated by the Bureau of Occupational and Industrial Safety, which is part of the Pennsylvania Department of Labor and Industry. Pressure vessels include boilers that can be a component of a locations hot water and/or heating system, and also all air compressors. Air compressors are used in our truck repair facilities, and could also be part of a locations water delivery or HVAC systems. They must be registered with the State and are inspected annually.

Environmental Regulations

Environmental regulation for All American truckstops generally fall into three primary categories: (a) sewerage treatment plants; (b) stormwater and spill runoff control; (c) tanks and lines used for delivery of petroleum products; and (d) waste product disposal.

All American owns and operates four on-site sewerage treatment plants at Pennsylvania locations - Frystown, Milton, Clarks Ferry and Strattanville. All four plants must be monitored and maintained daily by licensed operators. All American does have some employees who are licensed operators but have also engaged the services of an outside company that specializes in the operation of treatment plants. They collect affluent samples, handle all reports that are submitted monthly to the State and procure any permits as required. The plants must all comply with strict standards of structural integrity and affluent concentrations, as they all discharge directly to streams and rivers.

Stormwater and spill control is critical, especially at those locations that are adjacent to waterways. Most All American locations do have some form of retention basin to catch stormwater, although most are somewhat passive in their process. Others, such as Doswell, VA actually have a system of skimmers and booms in place that are designed to actively filter the outflow. All garages and fuel islands are required to have an Oil/Water separator that is designed to catch any serious spills of petroleum products. These systems are not designed to filter rainwater, but are targeted towards spills that occur on the fuel islands or in the garages. These tanks must be periodically inspected and emptied of any petroleum products. Where possible, they are required to filter into a sewerage treatment plant, while others are piped to a retention pond.

All tanks of a certain size, whether aboveground or underground, are required to be registered with the State and are subject to periodic inspection and testing. Lines leading to pumps are also tested, normally on an annual basis. Most of All American's locations have double walled tanks that employ the use of an interstitial space to actively monitor any leaks in tanks. The leak detection systems electronically send data to the fuel desk area and an alarm would sound if a problem is detected. In addition to the electronic monitoring of tanks, All American is required by law to keep a daily log of fuel levels in the tanks, which log is reconciled daily against deliveries and product sales to spot any shortages that may be the result of a leak. The State of Pennsylvania maintains an active Underground Storage Tank Indemnification Fund ("USTIF"). AAP pays money into the USTIF based on tank capacity for diesel fuel and actual gallons of gasoline purchased.

      All American must also abide by guideline relating to the disposal of waste products. All battery cores are taken back by their original suppliers. Tire casings are collected in trailers and hauled away by a certified recycler, and all oil filters are crushed and drained prior to disposal. Waste oil is either burned in our own heating systems or sold to a certified recycler.

Risk of Loss and Liability Insurance

All American maintains all insurance in types and amounts which are customary in the industry for operations of its scope. All locations are covered by property, liability and boiler and machinery insurance. All American also maintains excess liability insurance. All American does not maintain business interruption insurance. Certain states require that All American maintain disability and/or workman’s compensation insurance, and All American is in compliance with such requirements. Flood insurance is maintained on the Clark’s Ferry property only.

Employees

As of June 16, 2005, All American had a total of 640 employees, of which 570 were full-time and 70 were part-time. At such date, 50 of All American’s full time employees were salaried and performed executive, management, or administrative functions and the remaining 520 employees were paid by the hour. All American has never had a work stoppage and management characterizes its relations with its employees as good.

Litigation

There are no pending material legal proceedings against All American. Moreover, all litigation in the ordinary course of business is covered by insurance.

Indebtedness

All American is party to a number of credit facilities of varying size, terms and conditions, which have been used by All American and its affiliates and subsidiaries to support their operations, for working capital and capital acquisitions for expansion.

In August 1999, All American borrowed $10 million from GMAC, successor in interest to FMAC. The loan collateralized by first mortgages on certain properties owned by All American, and currently has an outstanding balance of approximately $8 million. Bayview Capital loaned All American $8 million, collateralized by a first mortgage on Milton Petro Truck Stop, which loan was subsequently assigned to Capital Crossing Bank and currently has an outstanding balance of approximately $4.5 million. In March 2004, All American borrowed $2.1 million dollar, all of which is currently outstanding, from Fundex Capital Corp., collateralized by a second mortgage on Milton Petro Truckstop. Such loan from Fundex currently accrues interest at the rate of 13.25% per annum and was originally payable in September 2005 but has been extended for an additional nine months.

                On January 9, 2006 a contract of sale was executed, whereby Nova Ten Realty Corp, a wholly owned subsidiary of All American, agreed to purchase all the real estate and assets of a truck stop location for which All American was previously providing management services for the sum of $3,600,000. The purchase price was paid as follows: $2,100,000 to Sovereign Bank to satisfy the outstanding mortgage on the property, and a $1,500,000 Note and second mortgage payable to the Seller. At closing, $2,500,000 was borrowed by All American and Nova Ten Realty (as co-makers) from Bridge Funding, Inc., who has taken a first mortgage lien on the property now owned by Nova Ten Realty. Proceeds of the loan were used to satisfy the Sovereign Bank Loan of $2,100,000 and the balance was used to cover interest reserve, closing costs and a loan to a related party. Repayment terms for this loan are interest only, payable monthly at the Wall Street Journal prime rate plus 8.75%, with a minimum rate of 16% per annum for twelve months. Unpaid principal and accrued interest after twelve months is due in full on February 1, 2007.

All American Industries, Inc. ("AAI"), the majority shareholder of All American,  is the maker of a promissory note to the sellers of All American of which the amount now outstanding is $6.5 Million, and which is secured by second mortgages on Carlisle Gables, Frystown Gables, Doswell, Carlisle Soco, Harrisburg Gables. The promissory note is guaranteed by All American.

On December 15, 2004, Timothy Harrington, the then Chief Executive Officer of Able Energy, Inc. sold an aggregate of 1,007,300 shares of Able’s common stock to All American. The purchase price for the sale was $7,500,000, of which $2,750,000 was paid in cash and All American issued promissory notes in the aggregate principal amount of $4,750,000 to Mr. Harrington. For the first 12 months, only interest was payable to Mr. Harrington. Thereafter, principal and interest shall be payable on a monthly basis. In the event All American and Able were to enter into any transaction pursuant to which the promissory notes become an obligation of Able and Able enters into a material financing transaction, the notes will become immediately due and payable.

On July 27, 2005, Able made a loan in the amount of $1,730,000 to All American and All American executed and delivered a promissory note for the full amount of the loan in favor of Able. Under the terms of such promissory note, the outstanding principal of the loan bears interest at the rate of 3.5% per annum (which has been increased to 6.5% for any period the loan remains outstanding after March 30, 2006). All payments of principal and accrued interest are payable sixty days after the date of the promissory note, although All American may extend the repayment for an additional thirty days upon written request.

On January 12, 2005, All American entered into an agreement to factor accounts receivable with Crown Financial, LLC (“Crown”). In accordance with the account purchase agreement, All American received a $2,000,000 initial advance from Crown. On the 15th and 30th of each month All American has agreed to pay Crown a fee equal to 2.5% of outstanding advances from the proceeding period. All American has agreed to pay Crown a minimum fee of $200,000 for the first 60 days of the agreement. Not withstanding the foregoing, All American will pay Crown a fee on January 15, 2005 equal to a per diem rate of .1666% applied to the initial advance for the period from the initial advance to January 15, 2005 in addition to $10,000 for legal and travel expense associated with the transaction.

All American obtained financing of $6,450,000 from Avatar Income Fund I, LLC and $2,050,000 from Avatar Funding Group, LLC (“Avatar”) on April 14, 2005, which are collateralized by a first, second or third mortgage on certain real estate owned by certain of All American and are guaranteed by an officer of All American. This financing was used to pay certain of All American’s other debt obligations. At closing All American paid total closing fees of $527,385 and any legal and inspection fees required for the financing. Repayment terms for these loans are interest only, payable monthly at the Wall Street Journal prime rate plys 7% with a minimum rate of 11%, starting June 1, 2005. Unpaid principal and accrued interest is due on November 1, 2005, the maturity date. All American has exercised its option to extend these loans for an additional six months and has paid Avatar a 2% extension fee.

In June 2005, All American obtained financing in the amount of $5,000,000 from Lilac Ventures Master Fund Ltd (Lilac) for working capital of All American and for purposes of acquiring from CT Realty LLC, all of the issued and outstanding stock of Yosemite Development Corp. and 100% of the Membership\Unit interests in Mountainside Development, LLC. The loan is evidenced by secured debentures, which shall be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR plus 4%, payable on a quarterly basis beginning October 1, 2005. The loan is collateralized by real estate owned by All American in Pennsylvania and New Hampshire. In the event that Able Energy does not complete the acquisition of certain of All American’s assets by June 2006, All American shall be considered in default of the loan. The mandatory prepayment amount due upon this event of default would be the greater of 125% of the principal amount or an amount as defined in the secured debenture agreement. Pursuant to the Additional Investment Right between All American and Lilac, Lilac may loan All American up to an additional $5,000,000 on the same terms and conditions as the initial $5,000,000 loan, except for the conversion price of the debentures. If the acquisition of certain of All American’s assets by Able Energy is consummated, this loan may be assumed by Able Energy.

On May 26, 2005, All American acquired the real estate of certain properties in New Hampshire from CT Realty in the amount of $6,700,000. This acquisition was funded through the partial proceeds of the loan from Lilac as presented in the above note 7 in the amount of $3,200.000. The remaining amount of $3,500,000 is a note payable to CT Realty at 8% per year with interest only until maturity in May 2010. This note was netted with receivables owed to All American by CT Realty bringing the amount of the note to $3,039,402.

On January 9, 2006, All American obtained financing of $3,500,000 from Columbian Bank & Trust Company (“Columbian”), collateralized by a mortgage position in certain real estate owned by All American. A portion of the financing was used to pay $500,000 of the principal due under a loan with Avatar Funding Group and $500,000 of a loan with Avatar Income Fund, such obligations previously disclosed in Note 9-Long Term Debt. The remaining proceeds of the loan were used as follows: $1,600,000 for working capital, $450,128 in loan closing, legal and title fees, $201,250 held in escrow for an interest reserve and the balance of $248,622 was loaned to a related party. Repayment terms for this loan are interest only, payable monthly at the Wall Street Journal Prime rate plus 4.50%. There is no prepayment penalty on the loan, provided a minimum interest of $201,250 has been accrued and paid as of the date the loan is paid off. Unpaid principal and accrued interest is due in full on July 9, 2006. All American has an option to extend this loan for an additional six months, provided All American pays Columbian an extension fee of 2% of the outstanding balance, plus an amount of interest reserve equal to two months interest at the rate then in effect.

On February 1, 2006, All American obtained financing of $6,500,000 from Columbian, collateralized by a mortgage position in certain real estate owned by All American and Keystone Capital Group. A portion of the financing was used to pay $750,000 of the principal due under a loan with Avatar Funding Group and $750,000 of a loan with Avatar Income Fund. Repayment terms for this loan are interest only, payable monthly at a fixed rate of 11.50%. There is no prepayment penalty on the loan, provided a minimum interest of $186,875 has been accrued and paid as of the date the loan is paid off. Unpaid principal and accrued interest is due in full on August 1, 2006.

Facilities

All American’s facilities are designed to offer a number of benefits to truck fleet operators and drivers. These benefits generally include well-lit and fenced parking lots to enhance security for drivers, trucks, and freight; spacious parking areas and traffic flow patterns designed to reduce accidents; and fewer stops and out-of-route miles through the use of one-stop, multi-service facilities. The facilities offer separate gas and diesel fueling islands, restaurants, truck preventative maintenance and repair services, and travel and convenience stores offering an array of merchandise selected to cater to professional truck drivers’ needs during their long periods away from home. Additionally, All American provides amenities such as telephones, fax machines, computers and other communication services, photocopying and postal services. All American Plazas also offer certified truck weighing scales, truck washes, laundry facilities, private showers, game, television and movie rooms, and barber shops.

Set forth below is information with respect to existing All American Plazas as of December 2005. Full appraisals were conducted on the properties owned by All American by a professional outside appraisal company based in New York that specializes in evaluating properties of this type. All valuations are based on the “as is” market value of the fee simple estate in the facility.

Name of Facility	Description of Facility	Valuation
Frystown All American Bethel, Pennsylvania	The facility is comprised of a full-service truck stop situated on an approximately 50 acre irregularly shaped site conveniently located on the west side of Route 645, less than 1/4 mile south of exit 10 of Interstate 78. The property is equipped with [one- and two-story] restaurant/driver amenities (showers, lounge, etc.)/motel/convenience store facility which was built in 1972, a part metal-and-concrete block five-bay truck repair building, and a metal maintenance building, and is 100% occupied. The improvements encompass approximately 30,000 square feet.	$11,300,000

Clarks Ferry All American Duncannon, Pennsylvania
The facility is comprised of a full-service truck stop situated on an approximately 7.4 acre irregularly shaped site conveniently located on the east side of Benvenue Road (Route 22/322), less than ½ mile south of US Route 11 / 15. The property is equipped with a 17,100 square foot truck stop facility that was built in 1990 and is 100% occupied. The improvements include 8,800 square foot one-story (w/basement) restaurant/driver amenities (showers, lounge, etc)/convenience store facility, a 2,000 square foot two-story single-family house, a 2,500 square foot two-story 8-unit single room facility, a 2,700 square foot two-story management building, and a 1,100 square foot two-story concrete maintenance building.
		$6,300,000

Name of Facility	Description of Facility	Valuation
Breezewood Petro Breezewood, Pennsylvania (Currently operating under a long term lease with an option to purchase to be negotiated.)	The facility is comprised of a full-service truck stop situated on an approximately 7.7 acre irregularly shaped site conveniently located just south of Route 30, just east of Interstate 70 and just west of Interstate 76. The property is equipped with a 16,500 square foot truck stop facility that was built in 1963 and is 100% occupied. The improvements include a 14,400 square foot one-story (w/basement) restaurant/driver amenities /convenience store facility, and an approximately 6,000 square foot two-story concrete-block truck repair building.	$13,200,000

Carlisle Gables Carlisle, Pennsylvania	The facility is comprised of a full-service truck stop situated on an approximately 8.0 acre irregularly shaped site conveniently located off of Interstate 81 (Exit 52) as well as Interstate 76, or the Pennsylvania Turnpike (Exit 16). The site is equipped with a brick 3,500 square foot one-story gasoline station/convenience store and truck wash building that that was built in 1987 and is 100% occupied.	$2,700,000

Frystown Gables Myerstown, Pennsylvania	The facility is comprised of a truck stop situated on an approximately 10 acre irregularly shaped site conveniently located on the east side of Route 645, less than 1/4 mile south of Exit 10 of Interstate 78. The property is equipped with a masonry-panel 2200 square foot one-story gasoline station/convenience store facility including amenities (showers) that was built in 1990 and is 100% occupied. (Note: Approximately 40 adjacent acres is owned by All American and is industrial/commercial zoned land, approved for subdivision, but no plans are currently in place to develop the land).	$7,100,000

Doswell All American Doswell, Virginia
The facility is comprised of a full-service truck stop situated on an approximately 54.3 acre irregularly shaped site conveniently located on the northeast quadrant of King’s Dominion Boulevard (Route 30) and Interstate 95 (Exit 98), approximately 12 miles north of Richmond, Virginia. (Note: Approximately 20 acres consist of business-zoned land that has been approved for a recreational vehicle park.) The property consists of a two-story restaurant, retail, and service building including amenities (showers), a two-story EconoLodge Motel, and a truck wash and service building and was built in 1964. The motel is a concrete block structure with 86 rooms, and the truck wash and service building is a concrete block structure with two wash and five service bays. The building area encompasses approximately 81,400 square feet. The motel, is nearing the end of an extensive renovation and is partially open.
		$10,100,000

Name of Facility	Description of Facility	Valuation
All American Belmont Allegany County, New York (Managed not, owned)	The facility is comprised of a full-service truck stop situated on an approximately 9.4 acre irregularly shaped site conveniently located off of State Route 17 (Exit 30) and at the intersection of State Route 19 and County Road 20. The site is equipped with a frame one-story gasoline station/convenience store building (amenities not included) as well as two ancillary storage sheds (450 SF and 120 SF). The buildings were built in 1977, renovated in 1999, and are 100% occupied.	$2,200,000

All American Carney’s Point Salem County, New Jersey	The facility is comprised of a full-service truck stop situated on an approximately 11.0 acre irregularly shaped site conveniently located off of Interstate 95 (Exit 1), or the New Jersey Turnpike as well as Interstate-295 (Exit 2). The property is equipped with a masonry one-story gasoline station, convenience store/restaurant building (amenities not included) as well as a truck garage building. The buildings were built in 1970, renovated in 1995, and are 100% occupied. The two buildings have an aggregate area of 9,500 square feet.	$3,200,000

Harrisburg Gables Harrisburg, Pennsylvania	The facility is comprised of a full-service truck stop situated on an approximately 9.7 acre irregularly shaped site conveniently located on the north side of Linglestown Road (Route 39), approximately 1/4 mile east of Exit 27 off of Interstate 81 in Harrisburg. The property is equipped with a brick 4,300 square foot one-story gasoline station/convenience store (amenities not included) and Subway franchise that was built in 1991 and is 100% occupied.	$3,000,000

Milton Petro Milton, Pennsylvania	The property is comprised of a full-service truck stop situated on an approximately 71.9 acre irregularly shaped site conveniently located on the south side of Route 254, less than 1/4 mile west of Exit 215 of Interstate 80 in Milton. The property is equipped with concrete-block truck stop facilities encompassing 37,000 square feet. These facilities were built in 1992, are 100% occupied and include a 275-seat restaurant, a travel/convenience store, a driver’s lounge, a truck wash, showers, scales, and a 5-bay truck repair shop.	$15,200,000

Keystone Shortway Strattanville, Pennsylvania	The property is comprised of a full-service truck stop situation on an approximately 63.9 acre irregularly shaped site conveniently located on the north side of Route 322, less than a ¼ mile south of exit 10 of Interstate 78 in Strattanville. Note that approximately 35 acres of this site is considered excess land. The property is equipped with a masonry-panel 16,650 square foot two-story multi-purpose rest area and amenities (showers) and a 5,925 square foot garage facility, the subject improvements are 100% occupied.	$5,400,000

Disclaimer: The areas (square footage and/or acreage) portrayed above are approximate values and have been rounded up or down.

Environmental Matters

Clarks Ferry All American

Clarks Ferry All American has eight registered underground storage tanks (USTs) currently in use. The Clarks Ferry facility has been subject to an ongoing groundwater cleanup program since 1996. A claim was filed with the Pennsylvania Underground Storage Tank Indemnification Fund (USTIF) in 1996 and the claim has been accepted, with UST1F paying 65% of the associated costs. The site characterization and remedial action plan has been handled by Hydrocon Services since 1998. The cleanup process has been slow due to complex geology associated with the facility. Elevated amounts of benzene and MTBE are present in several monitoring wells. All American is not aware of any leaks in USTs or lines and it is likely that the source of the contamination was a gasoline spill of that occurred several years ago as a result of negligence on the part of a fuel delivery driver. After complete characterization of the site and careful consideration of remediation options, Hydrocon Services proposed a remediation program calling for the introduction of reagents to various wells on the facility. Chemical oxidation of the groundwater was completed during November and December of 2002. Upon completion of the March 2003 quarterly sampling, a Remedial Action Progress Report was submitted to the Pennsylvania Department of Environmental Protection (DEP). In addition, a Remedial Action Completion Report for the property specifying the selection of a site specific standard via pathway elimination was submitted in May 2003. A deed restriction regarding the placement of water wells within the site area will be placed on the property and a post remediation care plan instituted. In a letter of November, 2004 the PA DEP has indicated that attainment of cleanup standards have been met at this sit. No further action is required, other than testing of monitoring wells per the post remediation care plan.

               Carlisle Soco All American Truck Stop

In November 1999, a 1,000 gallon waste oil UST was removed from the area outside of the former truck repair building and an adjacent 3,000 gallon heating oil UST was removed in April of 2002. Although no soil contamination was evident, further soil testing revealed elevated levels of lead in the area of the waste oil UST, which prompted further delineation for possible groundwater contamination. All American engaged Hydrocon Services to characterize and remediate this facility. One of six monitoring wells did produce slightly elevated levels of naphthalene above the statewide health standard. A claim was submitted to USTIF for coverage of characterization and remediation costs. The claim has been accepted at 85% reimbursement and quarterly sampling events for the following eight consecutive quarters have been conducted. No actual remediation of groundwater has occurred because the statewide health standard has been achieved. AAP received a relief of liability letter from the DEP dated February 4, 2003 for groundwater contamination at the site. A post remedial care plan will be initiated which will consist of measuring each onsite monitoring well biannually for free product. If at the end of two years, no free product is identified in the downgradient wells and no additional releases occur, the monitoring wells will be closed and the post remedial care plan will be completed. As of this date, these wells have been closed and there is no further environmental concern with this site.

Frystown All American

Frystown All American has 10 USTs in use, seven of which are used for the storage of usable products and three of which are part of oil/water separation systems. The facility also contains several above-ground propane tanks and ASTs used for the storage of motor oil. Frystown All American is subject to an ongoing groundwater cleanup program that started in 1998 when the old tanks and fuel islands were replaced. USTIF has accepted the claim and is covering 100% of the clean up costs. The site characterization, remedial action plan and clean up are being handled by Hafer Environmental Services. The contamination has been traced to line leaks that occurred in the old fuel islands and it is also believed that a heating oil tank replaced in the early 1990’s was an additional source of contamination. A groundwater remediation system was approved by DEP in 2001 and was put into operation in early 2002. The system draws groundwater from four different wells onsite, filters out contaminants and discharges clean water to a wetlands area on the west end of the property. The groundwater treatment system was operated until September, 2005, at which time it was determined that contamination levels had been reduced to acceptable levels. PA DEP has approved the shutdown of the system and Hafer is contemplating a post remedial care plan that will call for testing over the next two years. Final closure is anticipated within the dollar coverage limits established by USTIF.

Harrisburg Gables

Harrisburg Gables has five USTs, each of which is in use. Harrisburg Gables has been identified as having petroleum contamination and Hydrocon Services has been handling the characterization and remediation of the property. The suspected source of the contamination is from old tanks removed in 1991, but is also possibly from runoff resulting from spills that occurred in the truck fueling operation. A Phase I study completed in early 2001 revealed that the DEP never issued any final closure relative to the contamination that occurred in 1991. Even though quarterly sampling events in 1991, 1992, 1993 indicated that groundwater was free from contaminants, the DEP required AAP to perform additional testing in 2001 before it would close the matter. New monitoring wells were drilled in 2001 and MTBE contamination was identified. A Site Characterization Report was submitted to DEP in January 2002. In May 2002, additional monitoring wells were drilled and tested. Hydrocon is has prepared a Remedial Action Completion Report for submittal to the DEP. AAP has chosen to demonstrate attainment of the site specific standard via pathway elimination for site groundwater. A deed restriction will be placed on the property prohibiting groundwater access, other than the existing wells; public water is available on the property. In a letter dated October, 2003 the PA DEP indicated that attainment of cleanup standards have been met at this site, and no further remedial actions are necessary.

               Doswell All American

At one time, a portion of the Doswell All American facility housed an ethanol manufacturing plant. In December 1997, ECS, Ltd. completed the removal of 12 USTs that were used at the ethanol plant. The removal was uneventful in terms of the contamination and in March 1998 a complete closure report was generated by ECS recommending permanent closure with no further action required. In August 2001, under guidelines of ECS, a subcontractor was hired by AAP to remove asbestos linings from three boilers on the facility. All asbestos removal has been completed.

In the last year, this location has had three different issues that required environmental oversight and remediation. The first involved what police and environmental experts feel was an act of vandalism, when an unknown person intentionally dumped some type of used petroleum product into a storm water retention pond on the property. The pond is designed to retain this type of pollutant that occurs from normal parking lot run-off, but the volume of product introduced did require additional expertise and expense to properly control and dispose of the contamination. Cleanup is complete from this incident and there will be no long term impact to the site.

The second incident involved a tanker truck flipping over while turning into our parking lot and spilling a significant portion of its load of diesel fuel. This spill was mostly contained in the asphalt parking lot, but some product did reach a storm sewer that drains to the aforementioned retention pond. Once again, environmental cleanup specialists were brought in due the magnitude of the spill. Cleanup is complete and the cost of such was borne by the company that owned the tanker.

The third area of environmental concern also involves runoff of petroleum product into the retention pond. Several sources of the diesel fuel were suspected, such as the underground lines, transfer that house pumps and the Oil/Water (“O/W”) separator. One by one, the sources were checked for tightness and found to be compliant, with the exception of the O/W separator. It was determined that it had a crack that allows groundwater to fill the separator, thereby causing any petroleum runoff to go straight to the retention pond.

Former Carlisle All American Truck Plaza

Although Carlisle All American Truck Plaza facility was conveyed by All American to Petro Stopping Centers, L.P. in October, 2000, All American has agreed toc omplete the clean up of soils and groundwater at the site, which is contaminated with elevated levels of BTEX constituents and MTBE. A claim was submitted and approved by USTIF for 100% coverage with respect to site characterization and cleanup costs associated with the property. Site characterization activities identified the leaking onsite systems which systems have been removed along with contaminated media. DEP has issued a relief of liability letter for soils based upon the site cleanup activities. With respect to groundwater contamination, Hydrocon Services operated an active pumping and filtering system on the All American property, and has since obtained permission, and moved the system to neighboring properties, where it currently operates. The remediation system is working and it is anticipated that total costs to remediate and close the site will be within the $1MM maximum coverage amount available under the PA USTIF program. Additionally, there has been $500,000 placed in escrow in the event this cleanup exceeds the USTIF coverage.

Former Carlisle Texaco Truck Plaza

This location was taken over by All American in 1984 and operated until January, 2004, when the location was shut down due to continued operating losses. The lease was set to expire in July, 2004 and the closure allowed for All American to begin the process of removing all the UST’s, lines and dispensers, which was required under the terms of the lease. Upon removal of the tanks, contamination was present to the area of the diesel islands, where there had been previous problems with leaking lines. Several tons of contaminated soil were removed in 2004 in connection with the initial tank and line removal. The site has been excepted for coverage under the PA USTIF program, and a Site Characterization and Remediation Action Plan are being completed by Hydrocon Services. With PA USTIF coverage in place, any future cash outlays are expected to be minor at this site.

Related Party Transactions

On December 15, 2004, All American purchased 1,007,300 shares of our common stock, which as of the date of this proxy statement, constitutes approximately 32% of our issued and outstanding common stock.

                On May 13, 2005, the Company entered into a $1,750,000 line-of-credit with Entrepreneur Growth Capital, LLC and a term loan with Northfield Savings Bank for $3,250,000. Both these loans are secured by various assets of the Able Energy, Inc. Fees in the amount of $167,500 were originally paid to Unison Capital Corporation, a company in which a vice president of the Company (Frank Nocito) has a related interest. Mr. Nocito also has a related party interest in All American Plazas, Inc., our largest shareholder. At the time the fees were originally paid to Unison Capital Corporation, Mr. Nocito was not an officer or director of the Company. Subsequent to the payments being made and based on discussions with Unison Capital Corporation, it was determined the $167,500 was an inappropriate payment to a related party and Unison Capital Corporation agreed to reimburse this amount to the Company over a twelve month period beginning in October 2005.

       All American Industries, Inc. ("AAI"), the majority shareholder of All American, is the maker of a promissory note to the sellers of All American of which the amount now outstanding is $6.5 million, and which is secured by second mortgages on Carlisle Gables, Frystown Gables, Doswell, Carlisle Soco and Harrisburg Gables. This promissory note is guaranteed by All American.

Management’s Discussion and Analysis of Financial Condition and Results of Operation of All American Plazas, Inc (for the six months ended March 31, 2006 compared to the six months ended March 31, 2005)

       All American reported revenues of $83,865,566 for the six months ended March, 31, 2006, which was an increase of $15,775,744 over the same period prior year revenues of $68,089,822. This increase can be attributed to significantly higher prices for refined distallates, as a result of the increased commodity prices in world markets. Gallons of diesel fuel sold actually increased by 1,769,416 from period to period, an increase of 7.26%. Gasoline volume decreased company wide by 245,802 gallons or 11.03%.

       Gross profit margin, as a percentage of revenues, declined by 2.70%. Total dollars gross profit declined by $322,979 from $8,391,743 for the six month period ended March, 31, 2005, to $8,068,764 ended for the six months ended March 31, 2006. Of the $322,979, approximately 208,000 is related to liquid fuel and 114,000 is related to Restaurants which is in direct proportion to its drop in sales.

       Operating expenses increased by $343,902 from period to period. Greatest areas of increase were utlities($71,000-11%), building and equipment repairs($36,000-9%), general supplies($44,000-14%), real estate taxes($16,000-11%), trash & snow removal($27,000-25%), franchise fees($60,000-24%) and environmental expenses($85,000-472%). Environmental expenses were due to ongoing investigation and remedial effort that took place at Doswell, VA site.

       General and Administrative Expenses increased by $164,968 from period to period. The key areas of increase were payroll and benefits ($64,000-14%), equipment repairs and depreciation ($21,000-45%), amortization expense ($60,000-461%), officers’ life insurance ($63,000-450%) and real estate taxes ($9,000-43%).

       Income from operations declined by $899,803, for the six month period ended March 31, 2006 compared to the same period of the prior year. The decline is attributable to the aforementioned drop in gross profit and increase in operating and G&A expenses. The remainder is attributable to a decrease in other operating income. Interest expense increased by $1,341,350 due to refinancing of certain debt related to the original acquisition of All American acquisition of Able Energy stock and borrowing for working capital.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of All American (For Twelve Months Ended September 30, 2005, compared to previous period)

All American reported revenues of $149,625,495 for the twelve months ended September 30, 2005, which was an increase of $18,608,330 over the prior years revenues of $131,017,165. This increase can be attributed to significantly higher prices for refined for distillates, as a result of the increased commodity prices in the world oil markets. Gallons of diesel fuel sold actually declined by 7,093,861 from year to year, a drop of 12.55%. Gasoline volume decreased companywide by 12.4%, or 304,663 gallons. The drop in diesel and gas traffic led to volume decreases in other areas by a total of $1,275,000 - marked by a decrease in revenue of 5.5% in the stores, 0.6% in the garages and 7.2% in the restaurants.

Gross Profit Margin, as a percentage of revenues, declined by 1.77%. Total dollar gross profit increased by $718, from $18,571,710 for the twelve months ended 9/30/04, to $18, 572,428 for the twelve months ended 9/30/05. Despite the decline in gas and diesel volume, margins per gallon were up about $.025 on diesel fuel and $.02 on gasoline, leading to a gross margin increase of approx. $750,000 on sales of gas and diesel. The increase in gas and diesel margins was offset by a similar decline in margins in stores, restaurants and garages, due to the aforementioned decline in sales.

Operating expenses decreased by $456,525 from year-to-year. The greatest decline was in payroll, and related benefits and taxes, which declined a total of $581,053 from year-to-year. Approx. $160,000 of the payroll related reduction was the result of closing the Carlisle Truck Plaza in January, 2004. Rent expense also declined by approx. $120,000 which was also a result of the closing of CTP, as well as the corporate office in Carlisle. Some expenses that increased significantly during the year were Supplies (+ $90,000), Utilities (+ $30,000) and Environmental (+ $215,000). The environmental increase was due to an ongoing investigation and remedial effort that took place at the Doswell, VA site.

General and Administrative Expenses increased by $503,735 from year-to-year. Most of the increase ($369,665) was due to Amortization related to loan fees that were charged on various financing activities. Bad Debt expense was also increased by $79,567 and Officers Life Insurance policies were added, resulting in an increase of $60,324.

Income from Operations declined to $357,450 for the twelve months ended 9/30/05, compared to $509,673 for the twelve months ended 9/30/04. With Gross Profit being flat and operating expenses down, the decrease in Operation Income can be attributed to the previously noted increase in G & A Expenses. Interest Expense increased by $1,675,449 during the year as a result of the increased borrowing related to the acquisition of All American shares in October, 2003 and Able Energy shares in December, 2004. A loss of $572,246 on the equity investment in Able Energy, Inc. was also realized. The Net Income (Loss), after an Income Tax Benefit of $805,000, was ($1,506,491), compared to a Net Income of $53,705 the prior year.

Liquidity and Capital Resources

All American’s cash position increased from $1,792,588 at 9/30/04, to $2,795,868 at 9/30/05. During the fiscal year, cash was obtained from several sources in the total amount of approximately $5,200,000. These sources were $1,250,000 borrowed from Crown Financial in a factoring arrangement, $420,000 net proceeds from Avatar Financial re-financing (total Loans were $8,500,000), $1,800,000 net proceeds from Lilac Venture Fund (this was related to All American Acquisition of the assets of the Tenney Mountain development in New Hampshire) and $1,730,000 borrowed from Able Energy, Inc. Primary uses of cash during the year were reductions of principal on Long Term Debt of approximately $900,000, capital improvements to real estate and equipment of approximately $1,100,000, payback of loans due to the companies ESOP shareholders of approximately $720,000, support of operations of managed truckstops in Carneys Pt., Belmont and Strattanville of approximately $2,000,000, and approximately $1,140,000 of loans to related entities.

Stock Sale Completed on October 3, 2003

All outstanding shares of stock were acquired by All American Industries Corp (“AAI”), the nominee for Chelednik Family Trust. The terms of the purchase called for $4,000,000 to be paid to former shareholders at closing and the balance of $7,197,272 to be paid over an eight year period. The Note held by the sellers is collateralized by a second lien on certain company owned real estate. The Note is interest free for six months and bears interest at 8% thereafter. A second lump sum payment of $3,000,000 was due on September 30, 2004 and then monthly payments of principal and interest were to begin and be made for the next seven years. The lump sum payment was not made as due and the payment was extended until December 1, 2005.

In 1991, All American had established an Employee Stock Ownership Plan (“ESOP”) covering full-time employees. The ESOP owned 10.38% of the company stock at the time of the sale. After closing costs charged to the former shareholders, the ESOP received $273,338 at closing, which has been placed into an escrow account by the trustee. The ESOP cannot be terminated until the shareholders are fully funded, therefore it is anticipated that the ESOP will receive full payment of the $721,876 due it when the second lump payment is paid.

Related to the transaction, AAI obtained a loan in the amount of $6,000,000, which is collateralized by certain real estate of ALL AMERICAN. In addition to the $4,000,000 paid to former shareholders at closing, proceeds of this loan were used to satisfy certain obligations of AAI, which included loan fees and legal costs associated with the stock acquisition.

Post Acquisition - Focus on Operational Improvements

After the acquisition, a new management team was assembled with a mission to improve bottom line profitability. Roger Roberts, VP of Operations, who has several years of experience in the operation of truck stops, convenience stores and restaurants, was brought in and immediately started to make changes to improve gross profit margins. In our stores, pricing was analyzed and made consistent across the company, better inventory controls were put in place to deter theft and monitor par levels, and several new suppliers were brought in to bid for our business. All stores were reset to be more appealing and increase sales. Pricing in All American’s restaurants was analyzed and a new menu produced to improve the offering and the bottom line.

All managers have been challenged to reduce expenditures where they can, especially in labor and supplies. In some cases, physical changes to location layout have been made to allow locations to consolidate and reduce the number of cashiers. They have been asked to bid all of their contracts for services, such as equipment repairs, refuse disposal etc. One expenditure that keeps growing by about 10% each year is health insurance. Effective January 1, 2004, the sharing of monthly premiums was modified, so that employees bear a greater share of the cost, and hopefully a greater awareness of their health care.

In August, 2004 a new, companywide inspection program was implemented to improve the overall cleanliness of All American’s sites. Periodic inspections are performed by our operational directors, who now have some oversight and input into all phases of the operation. A re-alignment of directors responsibilities also took place, to better take advantage of the strengths of our personnel.

Carlisle Presence is Reduced

As part of the overall effort to boost the bottom line, management made the decision to close down two sites in Carlisle that were coming to the end of leases. The corporate office that housed several departments, including Accounts Receivable, Human resources and Claims management were moved and consolidated to the Frystown location. There were several employees who decided not to commute to Frystown, which allowed positions to be eliminated and consolidated, resulting in a significant labor savings, in addition to the rent, utilities, etc. Estimated savings are at least $80,000 annually from the closure of this office.

A tougher call was the closing of the Carlisle Truck Plaza, which the company had operated for twenty years. The location had experienced declining sales since 1995 when Flying J opened their Carlisle site, and the slide continued when Pilot opened in 1998 and Petro opened in 2001. Consolidation in the trucking industry had also taken several customers from the site, whose diesel volume was over 600,000 gallons per month in 1994, but had dropped to around 200,000 gallons per month in the last full year of operation. A once profitable location was now losing about $25,000 per month. Several steps had been taken to downsize and cut costs, but all proved futile in the end. The lease actually terminated on July 31, 2004, but the decision was made to close the operation in January, 2004, to reduce the losses. It also allowed us the opportunity to have all UST’s removed and be off the site by the end of the lease.

Strattanville, PA Comes on Board

In April, 2004, All American assumed the operation of the Keystone Shortway Travel Plaza on Route 80 in Pennsylvania. It is a well maintained site that adds a quality stop to our network and offers additional opportunities due to vacant property that can be sold or developed. Several operational improvements have been made at the site and they have adopted the All American name and menu to attract business. Under the Agreement, All American has agreed to operate the site for a specified time period with the option to acquire the site at a predetermined price.

Key Operating Indicators

The key indicator of All American’s business is diesel volume, which will have an impact on sales in other, more profitable departments. Many factors will influence diesel volume, the most critical being competition, commodity prices, seasonality and economic influences that drive freight volume.

Maintaining healthy profit margins throughout a travel plaza is important. Due to the competitive nature of diesel and gasoline sales, there are times when fuel margins are very tight. Other areas of operation, such as stores, restaurants and repair garages must be run properly to minimize the impact of thin margins on liquid sales.

Diesel volume has declined companywide, by 2% in the prior year and by 12% in the most recent year. Most of the decline has occurred at locations that rely on cash buyers who will shop for the lowest price available. The price of fuel averaged around fifty cents per gallon higher than the previous year, with price spikes during the hurricane season greater than one dollar higher when compared to the same period last year. These price increases will also drive fleets to increase fueling efforts at their own terminals, as well as in states where rack prices are more favorable.

While sales are down, profit margins have been strong. Diesel and gas margins were both up about two and one-half cents per gallon over the previous year, leading to an improvement in fuel island operations of approximately $750,000 over the previous year. Margin percentages were consistent with prior years in other areas of operation, although overall dollar gross profits declined as a result of sales declines in stores and restaurants. With diesel and gasoline volume off, overall traffic in the plazas is down, leading to the decline in store and restaurant sales. Truck drivers as well as travelers also have less disposable income as a result of the higher prices being paid for gasoline and diesel fuel.

The volatility of diesel and gas pricing, as a commodity, has had a significant impact on the buying habits of both consumers and trucking fleets. The high price of gas and diesel also has had an impact on the processing fees that are charged by third party processors of credit card and fleet transactions, many of which are percentage based. Both of these factors have made the retail petroleum market very complex in trying to balance the need to remain competitive, with the need to improve margins to cover increasing costs.

Material Trends and Uncertainties

Supply uncertainties have been a concern especially as it relates to impact that the hurricanes in the Gulf of Mexico have had on the petroleum refining and distribution system. While the petroleum industry has returned to some semblance of normalcy, there continue to be general economic concerns relative to price and supply in the future. Weather can have a significant impact on All American’s business in the winter months. Winter storms can virtually shut down a highway or, as is often the case, normal travel routes are changed as drivers seek southern routes to take them around storm systems that impact the northern half of the country. This can serve to divert potential business away from the All American market area.

New competitors that enter All American’s marketing area can have a material adverse impact on business. When a strong, nationwide competitor opens on the same highway as an All American, it can not only drive down volumes, but also can also significantly reduce margins, when there is additional capacity available to satisfy the same amount of demand.

A major trend that seems to be impacting our industry is the need for truckers and four wheelers to make their down time much more efficient. Years ago, the typical truckstop would seat 180-200 people in their restaurants. Today, the optimum financial model calls for full service restaurant capacity to be anywhere from 80 to 120 seats, and a greater emphasis is put on fast food offerings to put travelers back on the highway quickly. All American has reacted to this trend by putting fast food offerings in several locations such as Subway restaurants.

Cash Flows

Cash flow in the travel plaza industry is typically good, because a significant amount of sales are either cash, or credit sales collected in less than seven days. Cash flow at All American is adequate within the core business, but has been negatively impacted by various capital projects, the cash constraints in servicing acquisition related debt and investment in real estate ventures.

Economic or Industry-wide Factors Relevant to All American

The state of the nation’s economy in general can have the largest material impact upon the truck plaza operations of All American. As the economy thrives, goods and materials shipped via truck carriers increases thus having a positive impact upon the revenues and profitability of All American. Conversely, as the economy weakens, this would serve to decrease revenues and profits for All American. Another significant market risk exposure is the changing commodity prices of diesel fuel, which can affect margins, and the cost of carrying accounts receivable. Legislation that impacts the trucking industry could also have a material adverse affect upon the performance of All American if it served to reduce the number of fleets (truck traffic) on the nation’s highways. In general anything that affects the trucking industry, could be a factor relevant to the performance of All American.

Material Short and Long-Term Risks

Material short and long term risks would include the risk factors listed above as well as others in the industry such as changes in interest rates. Fixed interest rate obligations expose the Company to the risk that interest rates might fall and variable interest rate obligations have the risk that interest rates may raise. Shortages of fuel, increase in prices, or rationing of petroleum products can have a materially adverse effect on the operations and profitability of the Company.

Among the actions that All American has taken to address the stated risk issues surround diversification. The Company is taking a concerted effort to focus on reaching a wider audience by offering other travel related services such as greater investment in clean lower cost motel accommodations at its sites. The addition of ‘bio-diesel’ to the products currently offered will provide the Company with a unique opportunity to provide truckers with an alternative, home grown fuel to the traditional diesel offering. In addition, in certain locations, focus is being put on attracting the casual non-truck traveler such as vacationers to adjacent gasoline centers with convenience stores. Also, the Company’s debt is in the process of being restructured so as to limit to a certain extent, the risk factors listed above.

Bio-Diesel Research Program

All American, together with engineers from TransMontaigne Product Services, have done an analysis of the fuel storage and delivery systems at all locations to determine the viability of offering bio-diesel. It was determined that the storage and delivery systems at some of the All American locations are configured to allow a portion of the diesel fueling lanes to be segregated, so that a location could offer both bio-diesel and low sulfur diesel, thereby satisfying all customers. On the other hand, some locations only have the capability of offering a single product, without extensive modifications being made to the fuel dispensing systems.

Contact has been made with Independence Bio-Fuels, the only company currently offering custom bio-diesel blending in Central Pennsylvania. They operate from a terminal in Middletown, Pennsylvania that currently supplies several of the All American locations in central Pennsylvania so we have determined that bio-diesel is available. Independence is currently working to secure terminal sites throughout Pennsylvania to distribute their product, and they have informed us that there are at least six applications currently in front of the PA DEP for approval of bio-diesel manufacturing plants in Pennsylvania. Independence currently trucks all of their product from manufacturing plants in the Midwest, so the presence of local supply in the future is a positive step to insure that bio-diesel will be available in the markets served by All American.

Before All American commits to any large-scale rollout of bio-diesel at its locations, plans are to undertake marketing surveys with our fleet customers and independent drivers to determine the potential demand for bio-diesel. If demand is adequate, the plan will be to start offering bio-diesel on a limited basis at those locations that do not require a significant capital expenditure for storage and delivery. A large-scale rollout is scheduled in the spring of 2006, after some of the concerns about the cold weather performance of bio-diesel have been addressed.

DIRECTORS AND MANAGEMENT OF ABLE ENERGY, INC.
 FOLLOWING THE ACQUISITION OF ALL AMERICAN

As of the completion of the acquisition, our board of directors and executive officers will be as follows:

Name	Age	Position
Gregory D. Frost	58	Chief Executive Officer and Chairman of Able Energy, Inc.
Christopher P. Westad	52	President and Director of Able Energy, Inc.
Steven M. Vella	42	Chief Financial Officer of Able Energy, Inc.
John L. Vrabel	52	Chief Operating Officer of Able Energy, Inc.
Richard A. Mitstifer	48	Executive Vice President of All American Division
Mark Barbera	48	Director of Able Energy, Inc.
Stephen Chalk	60	Director of Able Energy, Inc.
Patrick O'Neill	45	Director of Able Energy, Inc.
Edward C. Miller, Jr.	38	Director of Able Energy, Inc.
Alan E. Richards	68	Director of Able Energy, Inc.
Solange Charas	43	Director of Able Energy, Inc.
Frank Nocito	58	Vice President Business Development of Able Energy, Inc.

The following information with respect to the principal occupation or employment of each director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to us by the respective director nominees:

               GREGORY D. FROST, ESQ. became our CEO and Chairman in October 2005 and our General Counsel and a Director in April 2005. He previously served as General Counsel and a Director of All American Plazas, Inc., which owns approximately 32% of the Company's outstanding shares, until his resignation on March 31, 2005. From 1974 to the present, he has been a practicing attorney in the State of New York and since 1999 has been a partner of the law firm of Ferber Frost Chan & Essner, LLP (formally known as Robson Ferber Frost Chan & Essner LLP) which has in the past performed legal services for Able Energy, Inc. Mr. Frost's main areas of practice have been and continue to be mergers and acquisitions, and general corporate and securities matters. From 1975 through 1980, he was Assistant General Counsel at The Singer Company and RH Macy & Co. Thereafter, Mr. Frost spent approximately 12 years as a partner of the law firm of Bower & Gardner, managing their corporate and securities department. In 1970, Mr. Frost received a B.A. degree from New York University (Stern School). He received his Juris Doctorate in 1973 from New York Law School, and in 1979 obtained a Master of Law Degree (LLM) in Corporate Law from New York University Law School.

               CHRISTOPHER P. WESTAD serves as the President. Since September 1996, Mr. Westad has served as the President of Able Energy and Able Propane and has recently been our Action CEO and Chairman prior to Mr. Frost appointment. From 1991 through 1996, Mr. Westad was a Market Manager and Area Manager for Ferrellgas Partners, L.P., a company engaged in the retail distribution of liquefied petroleum gas. From 1977 through 1991, Mr. Westad served in a number of management positions with RJR Nabisco. In 1975, Mr. Westad received a Bachelor of Arts in Business and Public Management from Long Island University--Southampton, New York.

               STEVEN M. VELLA joined us in August 2005 as Chief Financial Officer. From 2003 through August 2005, he served as Senior Director of Finance and Controller of QMed Inc., a public company that provides fully configured, technology-integrated and interactive disease management. Previous to his work at QMed, Inc., from 1998 through 2002, Mr. Vella served as Vice President of Finance and Corporate Controller of Medical Resources, Inc., a formerly public company that owns and manages fixed-site outpatient medical diagnostic imaging centers. He joined Medical Resources in November 1998, after 12 years of public accounting experience, last as a Senior Manager at Deloitte & Touche LLP. He is a graduate of Fairleigh Dickinson University with a Bachelor of Science in Accounting. He is a member of both the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

               JOHN L. VRABEL became our Chief Operating Officer in August 2003. His current employment contract runs through July 1, 2007. From 2000 through the present, he served as Vice President Business Development of the Company's PriceEnergy subsidiary. From 1996 to 2000, Mr. Vrabel was Vice President Business Development of Conectiv Holdings Vital Services, LLC, a subsidiary of the Company in the energy products and services sector. He received a BBA from the University of Houston, and an Executive MBA from Baldwin-Wallace College.

               RICHARD A. MITSTIFER has served as the President of All American since 2003. He joined All American, which was founded by his father, in 1995. Mr. Mitstifer has more than 25 years of experience in financial services, including a commercial banking career of sixteen years, where he gained exposure to several different types of businesses from retail to manufacturing. A skilled administrator and problem solver, he has been able to make prudent business decisions throughout his career. He graduated from Muhlenberg College in 1979 with a Bachelor of Science degree in Business Administration/Accounting.

               MARK BARBERA became a director in October 2005. Since 1993, he has served as CFO and a Director of Trautman Wasserman & Company Inc., a registered securities broker-dealer. Since 2000, he has also served as CFO and a Director of JIA, Inc., and CFO of Connotate, Inc., both of which are software vending companies. Prior to 1993, Mr. Barbera was Founder, President and principal shareholder of Sphere Capital Corp., a registered broker-dealer. In addition to Sphere Capital, he ran Barbera & Associates, a financial and operational consulting firm serving the registered broker-dealer community. Mr. Barbera also worked with M.D. Sass Associates, a Registered Investment Advisor. Mr. Barbera began his career with the public accounting firm of Deloitte & Touche where he was an auditor and received his license to practice as a Certified Public Accountant in the State of New York. Mr. Barbera serves as the Acting Chief Financial Officer for numerous portfolio companies of Trautman Wasserman. Mr. Barbera earned his BA degree from The State University of New York at Buffalo where he graduated Cum Laude.

               STEPHEN CHALK was appointed to our board of directors effective as of February 28, 2005. From 1981 to the present, Mr. Chalk has served as the President of the Pilgrim Corporation, where he has obtained a strong background in financial management, as well as over 25 years of hotel, resort, restaurant, and real estate development experience. Mr. Chalk is a graduate of Philadelphia University with a BS in Engineering and Design.

               PATRICK O'NEILL has served as a director to the Company since August 1999. Mr. O'Neill has served as the President of Fenix Investment and Development, Inc., a real estate company based in Parsippany, New Jersey for the past five years. Prior to this, Mr. O'Neill served as Vice President of Business Development for AvisAmerica, a Pennsylvania based home manufacturer. Mr. O'Neill holds a B.S. from the United States Military Academy, and has been awarded the Army Achievement Medal for his work with the Army Corps of Engineers.

               EDWARD C. MILLER, JR. has served as a director to the Company since June 2000. He has been the Director of Marketing for the law firm Norris, McLaughlin & Marcus, P.A. in Somerville, New Jersey since July 1999. From May 1991 to July 1999, Mr. Miller served as Practice Development Coordinator for the Morristown, New Jersey law firm Riker, Danzig, Scherer, Hyland & Perretti, LLP. Mr. Miller received his Bachelor of Science in Marketing Management from the Syracuse University School of Management in 1991.

               ALAN E. RICHARDS was appointed to our board of directors effective as of February 28, 2005. Mr. Richards has served as the President of Sorrento Enterprises Incorporated, a forensic accounting firm, from its inception in 1979 to the present. Mr. Richards brings a diverse background and 25 plus years experience in financial services, including work with government agencies such as the United States Internal Revenue Service. Mr. Richards is a graduate of Iona College with a BBA in Finance.

                SOLANGE CHARAS was appointed to our board of directors effective as of May 25, 2005 In 2000, Ms. Charas founded Charas Consulting, Inc. which provides human resources consulting services. From 1999 to 2000, Ms. Charas was the Head of Human Resources for EURO RSCG Worldwide, an advertising firm which is the largest division of France-based Havas Advertising. As Head of Human Resources, she was responsible for the creation and management of all HR programs on a worldwide basis for over 200 agencies which made up EURO RSCG. From 1996 to 1999, Ms. Charas was the National Director at Arthur Anderson where she led all activities promoting a consulting product she was instrumental in creating for the firm. From 1995 to 1996, Ms. Charas was the leader of the International Compensation Team at Towers Perrin and a Senior Consultant with respect to international compensation at the Hay Group. Ms. Charas received an undergraduate degree in International Political Economy from University of California at Berkeley in 1982, and an MBA in Accounting and Finance from Cornell University's Johnson School of Management in 1988.

FRANK NOCITO became our Vice President Business Development in April 2005. Since 2004, Mr. Nocito has been Vice President of All American Plazas, Inc., which owns and operates nine truck plazas located in Pennsylvania and Virginia. All American Plazas owns approximately 38% of the outstanding common stock of our Company. In 2003, Mr. Nocito, as Vice President of All American Industries Corp., acquired all of the issued and outstanding stock of All American Plazas. In 2004, Mr. Nocito and his wife created, for the benefit of their family members, including seven children, the Chelednik Family Trust, and all the issued and outstanding stock of All American Plazas was transferred to this Trust. In 2002, as a consultant to two start-up corporations, American Truck Stop of Belmont Inc. and American Truck Stop of Carney Inc., Mr. Nocito assisted the new entities in acquiring two truck plazas located in the Northeast. Subsequent to the purchase of these two truck plazas, he became in November 2003, and remains, a vice president of both corporations. In 2001, Mr. Nocito was employed by WDF/Keyspan, Inc., as a supervisor in charge of Multi-Million Dollar conversion projects for the New York City School System, converting school facilities from coal to oil and gas systems. It should be noted that in 1996, under color of a 1994 sealed indictment that had never been acted upon, an indictment was issued against Mr. Nocito for conspiracy to commit money laundering. The charge was the result of his political activities as part of the Republican Party and events arising out of the United States Government's support of the Nicaraguan Government under the Sandinista.

Board of Directors Committees

Audit Committee

The Audit Committee consists of Alan E. Richards (Chairman), Edward C. Miller, Jr. and Solange Charas, all of whom are independent as defined by the rules promulgated by the Securities and Exchange Commission and Nasdaq Stock Market. The Audit Committee is responsible for determining the adequacy of our internal accounting and financial controls, reviewing the results of the audit performed by our independent public accountants, and recommending the selection of independent public accountants. The Board has determined that Alan E. Richards is an "audit committee financial expert" as defined by the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of certain executive officers of our executive officers and administers our stock option, and incentive compensation. During 2004, the Compensation Committee held no meetings. The Compensation Committee consists of Mark Barbera,, Patrick O’Neill and Solange Charas (Chairman).

Governance and Nominating Committee

The Board of Directors has established a Governance and Nominating Committee for purposes of nominating directors and for all other purposes outlined in the Governance and Nominating Committee Charter, including nominees submitted to the Board of Directors by shareholders. The Governance and Nominating Committee is composed of Messrs. Mark Barbera (Chairman), Patrick O’Neil and Alan Richards.

BENEFICIAL OWNERSHIP OF OUR SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of May 9, 2006, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our officers and directors; and
•	all of our officers and directors as a group.

               Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address*	Aggregate Number of Shares Beneficially Owned (1)		Percent of Class Outstanding (2)
Gregory D. Frost	1,050,000	(3)	33.6%
Christopher P. Westad	35,000	(4)	1.1%
Patrick O'Neill	0		--
Edward C. Miller, Jr.	0		--
Steven Chalk	0		--
Alan E. Richards	0		--
Solange Charas	0		--
Steven M. Vella	0		--
Frank Nocito	1,050,000	(5)	33.6%
John Vrabel	2,300	(6)	**
Timothy Harrington	0		--
Officers and Directors as a Group (11 persons)	1,137,300	(7)	36.0%
Summitt Ventures, Inc. 9595 Wilshire Boulevard, Suite 510 Beverly Hills, CA 90212	142,857	(8)	4.6%
All American Plazas, Inc. 1267 Hilltop Lane Myerstown, PA 17067	1,000,000	(9)	32.0%

* Unless otherwise indicated, the address for each stockholder is c/o Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866.

** Represents less than 1% of the outstanding common stock.
______________
(1)
The number of shares of common stock beneficially owned by each stockholder is determined under rules promulgated by the SEC. Under these rules, a person is deemed to have “beneficial ownership” of any shares over which that person has or shares voting or investing power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options. To our knowledge, unless otherwise indicated, all of the persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

(2)
The percentage ownership for each stockholder is calculated by dividing (a) the total number of shares beneficially owned by the stockholder on May 9, 2006 by (b) 3,128,923 shares (the number of shares of our common stock outstanding on May 9, 2006), plus any shares that the stockholder has the right to acquire within 60 days after May 9, 2006.

(3)
Includes 50,000 shares owned by Mr. Frost. Also includes 1,000,000 shares owned by All American Plazas, Inc., of which Mr. Frost disclaims beneficial ownership. These 1,000,000 shares owned by All American Plazas, Inc. are held by the Chelednik Family Trust, of which Mr. Frost is a co-trustee. See Note (9) below.

(4)	Includes 5,000 shares and 30,000 shares which may be acquired upon the exercise of outstanding stock options.

(5)
Includes 50,000 shares owned by Mr. Nocito. Also includes 1,000,000 shares owned by All American Plazas, Inc., of which Mr. Nocito disclaims beneficial ownership. Mr. Nocito is Vice President of All American Plazas, Inc., and the shares owned by All American Plazas, Inc., are held by the Chelednik Family Trust, a trust established by Mr. Nocito and his wife for the benefit of their family members. See Note (9) below.

(6)	Includes 2,300 shares.

(7)
Includes 107,300 shares owned by the officers and directors and 30,000 shares which may be obtained upon the exercise of outstanding options held by the officers and directors. Also includes 1,000,000 shares owned by All American Plazas, Inc., of which Messrs. Frost and Nocito disclaim beneficial ownership. See Note (9) below.

(8)
Includes 142,857 shares. On March 1, 2005, we entered into an amendment (the "Agreement") to an existing consultant agreement with Summitt Ventures, Inc. ("Summitt"). The value of the consideration contemplated to be rendered by Summitt to us under the Agreement was $71,428.50, and the Company issued 142,857 shares of the Company's common stock (the "Shares"), valued at $0.50 per share, as payment. The Shares at the time of issue were unregistered, restricted shares and not subject to any registration requirement. The Shares were offered only to Summitt in connection with the Agreement and, thus, were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, as not being a part of any public offering. The Shares are not convertible into any other class or series of equity. No proceeds were received by us at the time of issuance of the Shares and no proceeds have been received by the Company on account of the Agreement. On September 22, 2005, the Company terminated the Agreement with Summitt, with cause, and on October 13, 2005, the Company notified Summitt that it was canceling the certificate evidencing the Shares on the grounds that, among other things, Summitt induced us to enter into the Agreement through misrepresentation. These 142,857 shares are not counted in the 3,042,655 shares of common stock outstanding as of March 31, 2006.

(9)
Includes 1,000,000 shares owned by All American Plazas, Inc. The shares owned by All American Plazas, Inc. are held by the Chelednik Family Trust, a trust established by Mr. Nocito and his wife for the benefit of their family members, of which Mr. Frost is a co-trustee. Mr. Frost is the aggregate beneficial owner of 15.15% of All American Plazas, Inc.

MARKET PRICE INFORMATION AND DIVIDENDS

Our common stock commenced trading on the Nasdaq SmallCap Market (now the Capital Market) under the symbol “ABLE” on June 29, 1999. The closing price per share of our common stock on June 15, 2005, the last trading day prior to the announcement of the execution of the asset purchase agreement, was $18.58.

On October 13, 2005, we received a letter from the Nasdaq, notifying us that we were not in compliance with Marketplace Rule 4310(c)(2)(B)(ii) (the “Rule”). The Rule requires the Company to have a minimum $35 million in market value of listed securities, or $2.5 million in shareholders’ equity, or $500,000 in net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. Nasdaq informed us that we had 30 calendar days, or until November 14, 2005, to regain compliance with the Rule. On October 19, 2005, the Company filed its Form 10-Q for the period ended September 30, 2005 reporting stockholders’ equity of $2,562,617. As a result of discussions with Nasdaq, we filed our Form 10-Q/A on October 21, 2005 to clarify certain line items in the earlier 10-Q. As a result, Nasdaq issued a letter dated October 21, 2005 indicating that the matters of its earlier letter of October 13th, were closed.

There is no established public trading market for the shares of common stock of All American.

The following table sets forth the high and low sales prices for each quarter for our common stock as reported on the Nasdaq Capital Market System from September 30, 2003 through March 31, 2006.

	Common Stock
Quarter Ended	High	Low

September 30, 2003	$3.43	$3.15
December 31, 2003	2.71	2.56
March 31, 2004	2.65	2.50
June 30, 2004	2.65	2.28

September 30, 2004	1.89	1.78
December 31, 2004	3.00	2.77
March 31, 2005	11.82	10.41
June 30, 2005	21.21	7.17
September 30, 2005	18.22	11.45
December 31, 2005	13.04	6.25
March 31, 2006	9.69	6.34

Holders of our common stock should obtain current market quotations for their securities. The market price of our common stock could vary at any time before the acquisition.

Holders of Common Equity

As of May 26, 2006, there were approximately 62 holders of record of our common stock.

Dividends

We have not paid any dividends on its common stock to date and do not intend to pay dividends prior to the completion of the acquisition.

All American

There is no established public trading market for the shares of common stock of All American. There are currently 3 holders of the shares of All American common stock. All American does not have any authorized or outstanding equity compensation plans.

Dividends Upon Completion of the Acquisition

Upon completion of the acquisition of All American, we do not intend to pay any dividends on our shares of common stock. Rather, we intend to reinvest any earnings back into the combined company. At this time, the combined company anticipates that it will retain any earnings and will not pay dividends in the foreseeable future. The combined company also expects that any loan or credit facilities that it enters into will limit its ability to pay dividends.

DESCRIPTION OF OUR SECURITIES

Our total authorized capital stock of consists of 10,000,000 shares of common sock, $.001 par value, and 10,000,000 shares of preferred stock, $.001 par value per share. The following descriptions contain all material terms and features of our securities, are qualified in all respects by reference to our Certificate of Incorporation and By-laws.

Common Stock

               We are authorized to issue 10,000,000 shares of common stock, $.001 par value per share, of which as of the date of this proxy statement, 3,128,923 shares of common stock are outstanding, not including the shares of common stock to be issued to All American pursuant to the asset purchase agreement.

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of common stock are entitled to receive ratably dividends as may be declared by the board of directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up, holders of our common stock are entitled to share ratably in all assets remaining, if any, after payment of liabilities. Holders of common stock have no preemptive rights and have no rights to convert their common stock into any other securities.

Preferred Stock

Our Certificate of Incorporation authorizes the issuance of 10,000,000 shares of preferred stock, $.001 par value per share, with designations, rights and preferences determined from time to time by our Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue classes of preferred stock with voting, liquidation, conversion, or other rights that could adversely affect the rights of the holders of our common stock. Although we have no present intention to issue any shares of our preferred stock, there can be no assurance that we will not do so in the future. Furthermore, we may not issue any preferred stock unless such issuance is approved by our independent directors.

Certain Anti-Takeover Devices

We are subject to Section 203 of the Delaware General Corporation Law, which restricts certain transactions and business combinations between a corporation and an "Interested Stockholder" owning 15% or more of the corporation's outstanding voting stock for a periods of three years from the date the stockholder becomes an Interested Stockholder. Subject to certain exceptions, unless the transaction is approved by the Board of Directors and the holders of at least 66-2/3% of the outstanding voting stock of the corporation (excluding shares held by the Interested Stockholder), Section 203 prohibits significant business transactions such as a merger with, disposition of assets to, or receipt of disproportionate financial benefits by the Interested Stockholder, or any other transaction that would increase the Interested Stockholder's proportionate ownership of any class or series of the corporation's stock. The statutory ban does not apply if, upon consummation of the transaction in which any person becomes an Interested Stockholder, the Interested Stockholder owns at least 85% of the outstanding voting stock of the corporation (excluding shares held by persons who are both directors and officers or by certain stock plans).

STOCKHOLDER PROPOSALS

If the acquisition is not consummated, our special meeting of stockholders will be held on or about _______, 2006 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2007 annual meeting, you need to provide it to us by no later than ________, 2007. You should direct any proposals to our secretary at our principal office. If you want to present a matter of business to be considered at this special meeting, under our by-laws you must give timely notice of the matter, in writing, to our secretary.

EXPERTS

Our annual financial statements included in this proxy statement have been audited by Simontacchi & Company, LLP, independent registered public accounting firm, to the extent and for the period set forth in their report included herein, and are included herein in reliance upon such report given upon authority of said firm as experts in accounting and auditing. On January 4, 2006 and effective the same date, we terminated Simontacchi & Company, LLP and on January 9, 2006, we engaged Marcum & Kliegman LLP as our independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending June 30, 2006 and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended December 31, 2005.

The consolidated financial statements of All American Plazas, Inc. included in this proxy statement have been audited by (a) for the years ended September 30, 2003 and 2002, Beard Miller Company LLP, independent registered public accounting firm, to the extent and for the period set forth in their report included herein, and are included herein in reliance upon such report given upon authority of said firm as experts in accounting and (b) for the year ended September 30, 2004, Maier Markey & Menashi LLP, independent public accounting firm, to the extent and for the period set forth in their report included herein, and are included herein in reliance upon such report given upon authority of said firm as experts in accounting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by us with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, Station Place, 100 F St. NE, Washington DC 20549.

We file our reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on us at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this proxy statement relating to us has been supplied by us, and all such information relating to All American has been supplied by All American. Information provided by either All American or us does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the acquisition, you should contact:

ABLE ENERGY, INC.
198 GREEN POND ROAD
ROCKAWAY, NEW JERSEY 07866
(973) 625-1012

ANNEX A

ASSET PURCHASE AGREEMENT

ANNEX A

ASSET PURCHASE AGREEMENT

BETWEEN

ABLE ENERGY, INC.

AND

ALL AMERICAN PLAZAS, INC.

June 16, 2005

ASSET PURCHASE AGREEMENT

(AS AMENDED AND RESTATED

FROM THE STOCK PURCHASE AGREEMENT DATED AS OF JUNE 16, 2005)

This Asset Purchase Agreement (“Agreement”) is made as of June 16, 2005, by Able Energy, Inc., a Delaware corporation (the “Buyer”) and All American Plazas, Inc., a Pennsylvania corporation (the “Company”).

RECITALS

WHEREAS, the Buyer desires to acquire the Company’s multi-location truck stop business which includes travel stores, restaurants, diesel and gas fueling and lube facilities and motels (the “Business”); and

WHEREAS, the Buyer had previously entered into a Stock Purchase Agreement with all the shareholders of the Company to purchase the issued and outstanding capital stock of the Company; and

WHEREAS, the parties hereto wish to amend and restate the terms of such Stock Purchase Agreement in their entirety in the manner set forth in this Agreement whereby the Buyer will assume the Business through a purchase of substantially all of the assets of the Company; and

WHEREAS, the Buyer plans to issue shares of its unregistered, restricted common stock in consideration for the assets and rights purchased by the Buyer under this Agreement, and the Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “1933 Act”).

NOW, THEREFORE, in consideration of the representations, warranties, promises, covenants, and agreements hereinafter contained and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I.   DEFINITIONS

For purposes of this Agreement, capitalized terms used herein have the meanings specified or referred to in Appendix A attached hereto.

ARTICLE II.   SALE; CLOSING

2.1  Consideration

Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell, assign and transfer substantially all of its assets, rights, liabilities (collectively, the “Assets”) to the Buyer, as set forth in Schedule 2.1, and the Buyer will purchase the Assets from the Company. The Asset shall include, without limitation, an option to purchase the Property Equity Interests. The Assets shall not include fee title to any of the Properties.

2.2  Purchase Price

(a)    The purchase price (the “Purchase Price”) for the Assets will be paid as follows:

(1)
At the Closing, the Buyer shall deliver to the Company that number of aggregate shares of restricted common stock of the Buyer (together with the shares in (2) and (3) below, the “Able Shares”) based upon a Purchase Price of Thirty Five Million ($35,000,000) Dollars for the Assets.

a.
The price of the Able Shares for purposes of calculating the $35,000,000 Purchase Price shall be $3.00 per share, thus the number of Able Shares delivered to the Company under Section 2.2(l) shall be 11,666,667.

b.
The Able Shares reflecting payment of the Purchase Price shall be as soon as practicable following the Closing distributed (in the form of an extraordinary dividend and in compliance with all securities laws) to the stockholders of the Company in proportion to their respective equity holdings of Company, as set forth on Schedule A annexed hereto.

(2)	[Intentionally omitted.]

(3)
It is hereby acknowledged by the parties, that the Company has entered into a term sheet dated June 6, 2005 with a third party institutional lender to refinance the Company’s debt and provide the Company with certain working capital. Such term sheet provides that the loan will be in the amount of approximately Thirty Five Million ($35,000,000) Dollars, at an interest rate of “30-day LIBOR plus spread (adjustable rate) this is equivalent to Prime + 1.75%.”, with a 25-year term and a 25-year amortization schedule. The Company and the Buyer, as appropriate, will secure the loan with a first mortgage on the Properties (including the Property Equity Interests), including improvements thereto (the “Financing”). The Financing shall be assignable without penalty at any time to the Buyer. In the event that the Company completes the Financing on or before December 31, 2005, the Buyer agrees to increase the Purchase Price by an additional Ten Million ($10,000,000) Dollars which Purchase Price shall be paid in restricted common shares on the same basis as set forth in subparagraphs 1(a) and (b) of this paragraph. Notwitstanding anything to the contrary contained in this Agreement, the Buyer shall have the option to receive rightful title, free of any liens or other encumbrances, to any of the Company’s Properties provided that the Buyer assumes all existing debt obligations relating to such applicable Properties. Such options shall be exercisable at all times provided that the Lease relating to the applicable property remains in effect. In the event the Buyer exercises such option, the Company shall cooperate in all respects to facilitate and deliver to the Buyer any documents the Buyer may require to evidence such ownership in the Properties.

(4)
In connection with the Closing, the Buyer shall enter into leases with each of the Properties which be in the form set forth in Exhibit 2.2(4) (collectively, the “Leases”). It is the intention of the parties hereto that the monthly rental payments under the Lease in the aggregate for the Properties equal to the monthly aggregate debt service payments by the Company for the Properties (the “Property Debt Payments”), and the parties hereto agree to make periodic adjustments to the rental payments under the Leases to reflect such intent (including, without limitation, in the event that the Financing is consummated). The parties agree that any amounts of the Property Debt Payments which is applied to the principal balance of the applicable debt shall increase the Property Equity Interests on a dollar-for-dollar basis.

2.3  Closing

The purchase and sale of the Assets (the “Closing”) provided for in this Agreement will take place at the offices of the Buyer’s counsel at 530 Fifth Avenue, New York, New York, on the 1st day following the date the shareholders of the Buyer and the Company approve the within transaction based upon the Buyer’s filing of the requisite proxy statement and the Company’s receipt of its applicable consent its shareholders, or at such other time and place as the parties may agree, but in any event not prior to the receipt of the approvals and/or consents as stated in this Section 2.3.

2.4  Closing Obligations

At the Closing:

(a)   the Company will deliver (or cause to be delivered) to the Buyer:

(i)   a Bill of Sale relating to the purchase of the Assets and any other document, instrument or certificate reasonably requested by the Buyer to evidence the sale, conveyance or transfer of the Assets to the Buyer;

(ii)   the Non-Competition Agreement; and

(iii)   a certificate executed by the Company to the effect that, except as otherwise stated in such certificate, each of the Company’s representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date.

(b)   The Buyer will deliver (or cause to be delivered) to the Company:

(i)   The Able Shares; and

(ii)   a certificate executed by the Buyer to the effect that, except as otherwise stated in such certificate, each of the Buyer's representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date.

                           ARTICLE III.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Buyer as follows:

3.1  Organization and Good Standing

(a)   The Company is a corporation duly organized, validly existing, and in good standing under the laws of Pennsylvania, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under Applicable Contracts. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification and in which the failure to be so qualified would have a Material Adverse Effect on the Buyer's ability to conduct the Company's business following the Closing, with such jurisdictions listed on Schedule 3.1.

(b)   The Company have delivered to the Buyer copies of the Organizational Documents of the Company, as currently in effect.

3.2  Authority; No Conflict; Consents

(a)   Subject to the Petro Franchise Consents (as such term is defined in Section 5.4), this Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by laws regarding bankruptcy, insolvency and other creditors' rights, and by principles of equity. Upon the execution and delivery by the Company of this Agreement, the Bill of Sale and the Noncompetition Agreement (collectively, the “Company Closing Documents”), the Company Closing Documents will constitute the legal, valid, and binding obligations of the applicable the Company, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by laws regarding bankruptcy, insolvency and other creditors' rights, and by principles of equity. The Company have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the Company Closing Documents and to perform their obligations under this Agreement and the Company Closing Documents.

(b)   Subject to the Petro Franchise Consents (as such term is defined in Section 5.4), except as set forth in Schedule 3.2, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

(i)   contravene, conflict with, or result in a violation of (A) any provision of the Organizational Documents of the Company, or (B) any resolution adopted by the board of directors or the stockholders of the Company;

(ii)   contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which the Company, or any of the assets owned or used by the Company, may be subject;

(iii)   contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by the Company or that otherwise relates to the business of, or any of the assets owned or used by, the Company;

(iv)   cause the Buyer or the Company to become subject to, or to become liable for the payment of, any Tax;

(v)         cause any of the assets owned by the Company to be reassessed or revalued by any taxing authority or other Governmental Body;

(vi)   contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; or

(vii)   result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by the Company.

(c)   Except as set forth in Schedule 3.2, the Company is not, nor will it be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

3.3  Title; Capitalization

(a)   [Intentionally omitted.]

(b)   The authorized equity securities of the Company consist of 100,000 shares of Class A common stock, par value $100.00 per share, of which 25,485.16 shares are issued and outstanding as of the date hereof, and 100,000 shares of Class B common stock, par value $100.00, of which 632 shares are issued and outstanding as of the date hereof. The Company’s subsidiaries are set forth on Schedule 3.3. Except as set forth in Schedule 3.3, no legend or other reference to any purported Encumbrance appears upon any certificate representing issued and outstanding equity securities of the Company and no such Encumbrance will be in effect as of Closing. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Schedule 3.3, there are no Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of the Company or options or rights to acquire securities of the Company, that will remain in effect at or after Closing. None of the outstanding equity securities or other securities of the Company was issued in violation of the Securities Act or any other Legal Requirement. The Company does not own, nor has any Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

3.4  Financial Statements

The Company has delivered to the Buyer: (a) audited balance sheets of the Company as at September 30 in each of the years 2002, 2003 and 2004, and the related audited statements of income for each of the fiscal years then ended, (b) an internally prepared balance sheet of the Company as at March 31, 2005 (the “Interim Balance Sheet”), and the related internally prepared statement of income for the fiscal year then ended. Such financial statements and notes fairly and materially present the financial condition and the results of operations of the Company as at the respective dates of and for the periods referred to in such financial statements.

3.5  No Material Adverse Change

Since the date of the Interim Balance Sheet, to the Company’s Knowledge (a) there has not been any material adverse change in the business, operations, properties, assets, or condition of the Company and (b) no event has occurred or circumstance exists that may result in such a material adverse change other than changes, events and circumstances existing in or affecting the capital markets, and general economic and industry conditions.

3.6  Absence of Certain Changes and Events

Except as set forth in Schedule 3.6, and except for transactions expected in connection with the Contemplated Transactions, since the date of the Interim Balance Sheet, the Company has conducted the Business only in the Ordinary Course of Business and there has not been any:

(a)   change in the Company's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of the Company; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

(b)   amendment to the Organizational Documents of the Company;

(c)   payment or increase by the Company of any bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the Ordinary Course of Business) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

(d)   adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Company;

(e)   damage to or destruction or loss of any asset or property of the Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Company;

(f)   entry into, termination of, or receipt of notice of termination of (i) any license, joint venture, credit, or similar agreement, or (ii) any Contract or transaction involving a total remaining commitment by or to the Company of at least $25,000.00;

(g)   cancellation or waiver of any claims or rights with a value to the Company in excess of $25,000.00;

(h)   material change in the accounting methods used by the Company;

(i)   agreement, whether oral or written, by the Company to do any of the foregoing; or

(j)   any notice by a governmental agency or quasi-governmental agency regarding the conduct of the Company’s business.

3.7  Books and Records

The books of account, minute books, stock record books, and other records of the Company, all of which have been made available to the Buyer, are complete and correct in all material respects and have been maintained in accordance with practices that are customary for similar businesses. At the Closing, all of books and records relating to the Assets will be in the possession or control of the Company.

3.8  No Undisclosed Liabilities

Except as set forth in Schedule 3.8, the Company had no material liabilities or obligations of any nature required to be reflected or reserved against in the “Balance Sheet” or the Interim Balance Sheet as of the respective dates thereof in accordance with GAAP that were not so reflected, and has since the date of the Balance Sheet incurred no such liabilities other than current liabilities incurred in the Ordinary Course of Business.

3.9  Environmental Matters

Except as set forth in Schedule 3.9 :

(a)   The Company has not received any notice, report or information regarding any liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), or any corrective, investigatory or remedial obligations, arising under “Environmental and Safety Requirements”, with respect to the past or present operations of the Businesses, the Assets and/or the Assumed Contracts as set forth in Schedule 2.1.

(b)   The Company has obtained, and is in compliance with all terms and conditions of, all permits, licenses and other authorizations required pursuant to Environmental and Safety Requirements with respect to past or present operations of the Businesses and the Assets.

(c)   None of the following exists at any property owned or occupied by the Company: asbestos-containing material in any form or condition; polychlorinated biphenyl-containing materials or equipment.

(d)   No facts, events or conditions relating to the assets of the Company, operations of the Business and/or the Applicable Contracts will (x) prevent, hinder or limit continued compliance by Purchaser with Environmental and Safety Requirements, (y) give rise to any corrective, investigatory or remedial obligations on the part of Purchaser pursuant to Environmental and Safety Requirements, or (z) give rise to any liabilities on the part of Purchaser (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental and Safety Requirements, including, without limitation, those liabilities relating to on-site or off-site hazardous substance releases, personal injury, property damage or natural resources damage.

(e)   The Company has not assumed any liabilities or obligations of any third party under Environmental and Safety Requirements.

3.10  Taxes

(a)   The Company has filed or caused to be filed all Tax Returns that are or were required to be filed by or with respect to it, either separately or as a member of a group of corporations, pursuant to applicable Legal Requirements. The Company has delivered or made available to the Buyer copies of, and Schedule 3.10 contains a complete and accurate list of, all such Tax Returns filed since 2000. The Company has paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by the Company, except such Taxes, if any, as are listed in Schedule 3.10 and are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Balance Sheet and the Interim Balance Sheet.

(b)   The United States federal and state income Tax Returns of the Company have been audited by the IRS or relevant state tax authorities or are closed by the applicable statute of limitations for all taxable years through 2000. Schedule 3.10 contains a complete and accurate list of all audits of all such Tax Returns, including a reasonably detailed description of the nature and outcome of each audit. All deficiencies proposed as a result of such audits have been paid, reserved against, settled, or, as described in Schedule 3.10, are being contested in good faith by appropriate proceedings. Schedule 3.10 describes all adjustments to the United States federal income Tax Returns filed by the Company or any group of corporations including the Company for all taxable years since 1999, and the resulting deficiencies proposed by the IRS. Except as described in Schedule 3.10, the Company has not been given nor has it been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of the Company or for which the Company may be liable.

(c)   The charges, accruals, and reserves with respect to Taxes on the respective books of the Company are adequate (determined in accordance with GAAP) and are at least equal to the Company's liability for Taxes. There exists no proposed tax assessment against the Company except as disclosed in the Balance Sheet or in Schedule 3.10. No consent to the application of Section 341(f)(2) of the IRC has been filed with respect to any property or assets held, acquired, or to be acquired by the Company. All Taxes that the Company is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

(d)   All Tax Returns filed by (or that include on a consolidated basis) the Company are true, correct, and complete. There is no tax sharing agreement that will require any payment by the Company after the date of this Agreement.

3.11  Employees

(a)   Schedule 3.11 contains a complete and accurate list of the following information for each employee or director of the Company, including each employee on leave of absence or layoff status: name; job title; current compensation paid or payable; vacation accrued; and service credited for purposes of vesting and eligibility to participate under the Company's pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership (including investment credit or payroll stock ownership), severance pay, insurance, medical, welfare, or vacation plan, other “Employee Pension Benefit Plan” or “Employee Welfare Benefit Plan”, or any other employee benefit plan or any Director Plan.

(b)   Except as set forth in Schedule 3.11, no employee or director of the Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, non-competition, or proprietary rights agreement, between such employee or director and any other Person (“Proprietary Rights Agreement”) that in any way adversely affects or will affect (i) the performance of his duties as an employee or director of the Company, or (ii) the ability of the Company to conduct its business.

(c)   Schedule 3.11 also contains a complete and accurate list of the following information for each retired employee or director of the Company, or their dependents, receiving benefits or scheduled to receive benefits in the future: name, pension benefit, pension option election, retiree medical insurance coverage, retiree life insurance coverage, and other benefits.

3.12  Employee Benefit Plans

(a)   All material employee benefit plans, contracts or arrangements to which the Company is a party or by which the Company is bound, including without limitation all pension, retirement, deferred compensation, savings, incentive, bonus, profit sharing, stock purchase, stock option, life insurance, death or survivor’s benefit, health insurance, sickness, disability, medical, surgical, hospital, severance, layoff or vacation plans, contracts or arrangements (collectively the “Company Benefit Plans”), but not including the Employment Agreements, are identified in Schedule 3.12. Each of the Company Benefit Plans which is an Employee Pension Benefit Plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); each such Plan being herein called a “Company Pension Plan”) is intended to be exempt from tax under Sections 401 and 501 of the IRC, has been maintained and operated (to the Knowledge of the Company) in material compliance with all applicable provisions of the IRC and ERISA. No transaction has occurred with respect to the Company Pension Plans which would subject the Company to a tax, penalty, or liability for “prohibited transactions” (as such term is defined in Section 4975 of the IRC or in ERISA) There have been no material breaches of fiduciary duty by any fiduciary under or with respect to the Company Pension Plans or any other Company Benefit Plan which is an Employee Welfare Benefit Plan as defined in ERISA, and no claim is pending or threatened with respect to any Company Benefit Plan other than claims for benefits made in the Ordinary Course of Business. The Company has not incurred any material penalty imposed by the IRC or by ERISA with respect to the Company Pension Plans or any other Company Benefit Plan. No Company Benefit Plan is currently under audit by the Department of Labor or the IRS and, to the Knowledge of the Company, no such action is contemplated or under consideration.

3.13  Labor Relations and Employment Agreements

(a)   The Company is not a party to or bound by any collective bargaining agreement. The Company enjoys good working relationships with its employees, and there are no labor disputes pending, or to the Knowledge of the Company, Threatened, that might materially and adversely affect the condition (financial or otherwise), assets, liabilities, business, operations or prosperity of the Company. Except as disclosed in Schedule 3.13, the Company has no employment contract, severance agreement, deferred compensation agreement, consulting agreement or similar obligation (including the amendments and agreement referred to below, an “Employment Obligation”) with any director, officer, employee, agent or consultant. Except as disclosed in Schedule 3.13, as of the Closing Date, the Company will have no liability for employee termination rights arising out of any Employment Obligation.

(b)   No payment that is owed or may become due to any director, officer, employee, or agent of the Company will be non-deductible to the Company or subject to tax under IRC § 280G or § 4999; nor will the Company be required to “gross up” or otherwise compensate any such person because of the imposition of any excise tax on a payment to such person.

(c)   Except as set forth on Schedule 3.13, the consummation of the Contemplated Transactions will not result in the payment, vesting, or acceleration of any benefit.

3.14  Compliance with Legal Requirements, Governmental Authorizations

(a)   Except as set forth in Schedule 3.14:

(i)   the Company is, and at all times since January 1, 2000 has been, in full compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets, the violation of which would have a Material Adverse Effect on the Company;

(ii)   no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a material violation by the Company of, or a material failure on the part of the Company to comply with, any Legal Requirement, or (B) may give rise to any material obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and

(iii)   the Company has not received, at any time since January 1, 2000, any written notice or other communication from any Governmental Body or any other Person regarding any material, actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement which would have a Material Adverse Effect on the Company.

(iv)   Schedule 3.14 contains a complete and accurate list of each Governmental Authorization that is held by the Company or that otherwise relates to the business of, or to any of the assets owned or used by, the Company. Each Governmental Authorization listed or required to be listed in Schedule 3.14 is valid and in full force and effect. Except as set forth in Schedule 3.14:

(v)   the Company is, and at all times since January 1, 2000 has been, in material compliance with all of the terms and requirements of each Governmental Authorization identified or required to be identified in Schedule 3.14;

(vi)   no event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a material violation of or a failure to comply with any term or requirement of any Governmental Authorization listed or required to be listed in Schedule 3.14, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any Governmental Authorization listed or required to be listed in Schedule 3.14;

(vii)   the Company has not received, at any time since January 1, 2000, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any material actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Governmental Authorization, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization listed on Schedule 3.14; and

(viii)   all applications required to have been filed for the renewal of the Governmental Authorizations listed or required to be listed in Schedule 3.14 have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

The Governmental Authorizations listed in Schedule 3.14 collectively constitute all of the Governmental Authorizations necessary to permit the Company to lawfully conduct and operate its business in the manner it currently conducts and operate such business and to permit the Company to own and use its assets in the manner in which it currently owns and uses such assets.

3.15  Legal Proceedings; Orders

(a)   Except as set forth in Schedule 3.15, there is no pending Proceeding:

(i)   that has been commenced by or against the Company or that otherwise relates to or may affect the business of, or any of the assets owned or used by, the Company that would, if determined adversely to the Company, have a Material Adverse Effect on the Company; or

(ii)   that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

To the Knowledge of the Company, (1) no such Proceeding has been Threatened, and (2) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. The Company has delivered to the Buyer copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Schedule 3.15. The Proceedings listed in Schedule 3.15 will not have a Material Adverse Effect on the Company.

(b)   Except as set forth in Schedule 3.15:

(i)   there is no Order to which the Company, or any of the assets owned or used by the Company, is subject to, the violation of or compliance with which would have a Material Adverse Effect on the Company;

(ii)   the Company is not subject to any Order that relates to the business of, or any of the assets owned or used by, the Company, the violation of or compliance with which would have a Material Adverse Effect on the Company; and

(iii)   no officer, director, agent, or employee of the Company is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of the Company.

(c)   Except as set forth in Schedule 3.15:

(i)   the Company is, and at all times since January 1, 2000 has been, in full compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject;

(ii)   no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which the Company, or any of the assets owned or used by the Company, is subject; and

(iii)   the Company has not received, at any time since January 1, 2000, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which the Company, or any of the assets owned or used by the Company, is or has been subject.

3.16  Contracts; No Defaults

(a)   Schedule 3.16(a) contains a complete and accurate list, and the Company has delivered to the Buyer true and complete copies, of:

(i)   each Applicable Contract that involves performance of services or delivery of goods or materials by the Company of an amount or value in excess of $25,000;

(ii)   each Applicable Contract that was not entered into in the Ordinary Course of Business and that involves expenditures or receipts of the Company in excess of $15,000;

(iii)   each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Applicable Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $30,000 or with terms of less than one year);

(iv)   each licensing agreement or other Applicable Contract with respect to patents, trademarks, copyrights, or other intellectual property, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets;

(v)   each collective bargaining agreement and other Applicable Contract to or with any labor union or other employee representative of a group of employees;

(vi)   each joint venture, partnership, and other Applicable Contract (however named) involving a sharing of profits, losses, costs, or liabilities by the Company with any other Person;

(vii)   each Applicable Contract containing covenants that in any way purport to restrict the business activity of the Company or any Affiliate of the Company or limit the freedom of the Company or any Affiliate of the Company to engage in any line of business or to compete with any Person;

(viii)   each Applicable Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods;

(ix)   each power of attorney that is currently effective and outstanding;

(x)   each Applicable Contract entered into other than in the Ordinary Course of Business that contains or provides for an express undertaking by the Company to be responsible for consequential damages;

(xi)   each written warranty, guaranty, and or other similar undertaking with respect to contractual performance extended by the Company other than in the Ordinary Course of Business; and

(xii)   each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

The Applicable Contracts designated by an asterisk on Schedule 3.16(a) shall be considered “Material Contracts”.

(b)   Except as set forth in Schedule 3.16(b), no officer or director of the Company and, to the Knowledge of the Company, no agent, employee, consultant, or contractor of the Company is bound by any Contract that purports to limit the ability of such officer, director, agent, employee, consultant, or contractor to (A) engage in or continue any conduct, activity, or practice relating to the business of the Company, or (B) assign to the Company or to any other Person any rights to any invention, improvement, or discovery.

(c)   Except as set forth in Schedule 3.16(c), to the Knowledge of the Company, each Contract identified or required to be identified in Schedule 3.16(a) is in full force and effect and is valid and enforceable in accordance with its terms.

(d)   Except as set forth in Schedule 3.16(d):

(i)   the Company is in material compliance with all applicable terms and requirements of each Material Contract under which the Company has or had any obligation or liability or by which the Company or any of the assets owned or used by the Company is or was bound;

(ii)   to the Knowledge of the Company, each other Person that has or had any obligation or liability under any Contract under which the Company has or had any rights is, and at all times since January 1, 2000 has been, in full compliance with all applicable terms and requirements of such Contract;

(iii)    to the Knowledge of the Company, no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give the Company or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and

(iv)   the Company has not given to or received from any other Person, at any time since January 1, 2000, any written notice or other communication regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Contract.

(e)   There are no renegotiations of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to the Company under current or completed Contracts with any Person and no such Person has made written demand for such renegotiation.

(f)   The Contracts relating to the provision of services by the Company have been entered into in the Ordinary Course of Business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

3.17  Insurance

(a)   The Company has delivered to the Buyer:

(i)   true and complete copies of all policies of insurance to which the Company is a party or under which the Company, or any director of the Company, is or has been covered at any time within the year preceding the date of this Agreement; and

(ii)   true and complete copies of all pending applications for policies of insurance.

(b)   Schedule 3.17(b) describes:

(i)   any self-insurance arrangement by or affecting the Company, including any reserves established thereunder; and

(ii)   all obligations of the Company to provide insurance for third parties (including such obligations under leases and service agreements) and identifies the policy under which such coverage is provided.

(c)   Except as set forth on Schedule 3.17(c):

(i)   all policies to which the Company is now a party or that now provide coverage to the Company or any director or officer of the Company:

A)	are valid, outstanding, and enforceable;

B)
taken together, provide insurance coverage for the assets and the operations of the Company for all risks normally insured against by a Person carrying on the same business or businesses as the Company;

C)	are sufficient for compliance with all Legal Requirements and Contracts to which the Company is a party or by which any of them is bound;

D)	will continue in full force and effect following the consummation of the Contemplated Transactions; and

E)	do not provide for any retrospective premium adjustment or other experienced-based liability on the part of the Company.

(ii)   the Company has not received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder; and

(iii)   the Company has paid all premiums due, and has otherwise performed all of its obligations, under each policy to which the Company is a party or that provides coverage to the Company or directors thereof.

3.18  Title to and Condition of Assets

Except as disclosed in Schedule 3.18, the Company has good and marketable title to all material personal and real properties and assets reflected in the Interim Balance Sheet or acquired subsequent to December 31, 2002 (other than property and assets disposed of in the Ordinary Course of Business), free and clear of all liens or encumbrances of any kind whatsoever; provided, however, that the representations and warranties contained in this sentence do not cover liens or encumbrances that: (i) are reflected in the Interim Balance Sheet or in Schedule 3.18; (ii) represent liens of current taxes not yet due or which, if due, may be paid without penalty, or which are being contested in good faith by appropriate proceedings; and (iii) represent such imperfections of title, liens, encumbrances, zoning requirements and easements, if any, as are not substantial in character, amount or extent and do not materially detract from the value, or interfere with the present use, of the properties and assets subject thereto.

3.19  Intellectual Property

(a)   Intellectual Property Assets The term “Intellectual Property Assets” means:

(i)   the name “All American Plazas” or any variation or derivation thereof, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications owned, used or licensed to the Company (collectively, “Marks”); and

(ii)   all know-how, trade secrets, confidential information, customer lists, software, technical information, data, and process technology (collectively, “Trade Secrets”) owned, used, or licensed by the Company as licensee or licensor.

                        (b)   Agreements Schedule 3.19(b) contains a complete and accurate list and summary description, including any royalties paid or received by the Company, of all Contracts relating to the Intellectual Property Assets to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $30,000 under which the Company is the licensee. There are no outstanding and, to the Company’s Knowledge, no Threatened disputes or disagreements with respect to any such agreement.

(c)   Know-How Necessary for the Business

(i)   The Company is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all Encumbrances, or has the right to use the Intellectual Property Assets without payment to a third party.

(ii)   To the Company’s Knowledge, except as set forth in Schedule 3.19(c), no employee of the Company has entered into any Contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than the Company.

(d)   Trademarks

                 Schedule 3.19(d) contains a complete and accurate list and summary description of all Marks. The Company is the owner of all right, title, and interest in and to each of the Marks, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

                        (e)   Trade Secrets The Company has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. To Company’s Knowledge, no Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.20  Certain Payments

Except as set forth in Schedule 3.20, since January 1, 2000, neither the Company nor any director, officer, agent, or employee of the Company, or any other Person associated with or acting for or on behalf of the Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, or (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Affiliate of the Company, in violation of any Legal Requirement, or (b) except in the Ordinary Course of Business established or maintained any fund or asset that has not been recorded in the books and records of the Company.

3.21  Related Party Transactions

Except as disclosed in Schedule 3.21, the Company has no contract, extension of credit, business arrangement or other relationship of any kind with any of the following persons: (i) any executive officer or director (including any person who has served in such capacity since January 1, 2000) of the Company; (ii) any shareholder owning five percent (5%) or more of the outstanding Company Common Stock; and (iii) any “associate” (as defined in Rule 405 under the Securities Act) of the foregoing persons or any business in which any of the foregoing persons is an officer, director, employee or five percent (5%) or greater equity owner. Each such contract or extension of credit disclosed in Schedule 3.21, except as otherwise specifically described therein, has been made in the Ordinary Course of Business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable arms’ length transactions with other persons that do not involve more than a normal risk of collectibility or present other unfavorable features.

3.22  Brokers or Finder

[intentionally omitted]

3.23  Legal Representation

The Company has been represented by legal counsel in connection with the Contemplated Transactions.

3.24  Disclosure

Neither this Agreement, nor any financial statement, schedule (including without limitation its Schedules to this Agreement), certificate, or other statement or document delivered by the Company to the Buyer in connection herewith contains any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact or omits to state any material fact necessary to make the statements contained herein or therein not false or misleading.

3.25  Investment Representations

The Company represents and warrants that:

(a)   Investment Purpose The Company is acquiring the Able Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act, except that the Company may distribute the Able Shares to its shareholders in the form of a one-time extraordinary dividend, subject to applicable securities laws.

(b)   Accredited Investor Status The Company and each shareholder who is contemplated to receive any shares of Able Shares in connection with any dividend distribution by the Company as contemplated by this Agreement is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c)   Reliance on Exemptions The Company understands that the Able Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Buyer is relying in part upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Company set forth herein in order to determine the availability of such exemptions and the eligibility of the Company to acquire the Able Shares.

(d)   Information The Company and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Buyer and materials relating to the offer and sale of the Able Shares, which have been requested by the Company. The Company and its advisors, if any, have been afforded the opportunity to ask questions of the Buyer. Neither such inquiries nor any other due diligence investigations conducted by the Company or its advisors, if any, or its representatives shall modify, amend or affect the Company’s right to rely on the Buyer's representations and warranties contained herein. The Company understands that any of its shareholders who may receive Able Shares may be required by the Buyer to execute additional documentation the Buyer may reasonably require to ensure the Buyer’s compliance with applicable securities laws.

(e)   No Governmental Review The Company understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Able Shares or the fairness or suitability of the investment in the Able Shares nor have such authorities passed upon or endorsed the merits of the offering of the Able Shares.

(f)   Transfer or Resale The Company understands that: (i) the Able Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Company shall have delivered to the Buyer an opinion of counsel, in a generally acceptable form, to the effect that such Able Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Company provides the Buyer with reasonable assurance that such Able Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) (“Rule 144”); (ii) any sale of the Able Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Able Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Buyer nor any other person is under any obligation to register the Able Shares for resale under the 1933 Act or any state securities laws or to comply with the terms and conditions of any resale exemption thereunder.

(g)   Legends The Company understands that the certificates or other instruments representing the Able Shares, until such time as the sale of the Able Shares have been registered under the 1933 Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Buyer shall issue a certificate without such legend to the holder of the Able Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Able Shares are registered for sale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Buyer with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Able Shares may be made without registration under the 1933 Act, or (iii) such holder provides the Buyer with reasonable assurance that the Able Shares can be sold, assigned or transferred pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

(h)   Validity; Enforcement This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

ARTICLE IV.   REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer represents and warrants to the Company as follows:

4.1  Organization and Good Standing

The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of New Jersey, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations.

4.2  Authority; No Conflict; Consents

(a)   This Agreement constitutes the legal, valid, and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by laws regarding bankruptcy, insolvency, and other creditors' rights, and by principles of equity. Upon the execution and delivery by the Company of the Company Releases and upon execution and delivery by the Buyer of the Able Shares and the Buyer’s representation herein contained (collectively, the “Buyer's Closing Documents”), the Buyer's Closing Documents will constitute the legal, valid, and binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms, except as such enforceability may be limited by laws regarding bankruptcy, insolvency, and other creditors' rights, and by principles of equity. The Buyer has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and the Buyer's Closing Documents and to perform its obligations under this Agreement and the Buyer's Closing Documents. The Buyer has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement. At the Closing, the Buyer will have the absolute and unrestrictive right, power, authority and capacity to execute and deliver the Buyer’s Closing Documents and to perform its obligations thereunder.

(b)   Except as set forth in Schedule 4.2(b) neither the execution and delivery of this Agreement by the Buyer nor the consummation or performance of any of the Contemplated Transactions by the Buyer will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

(i)   any provision of the Buyer's Organizational Documents;

(ii)   any resolution adopted by the board of directors or the stockholders of the Buyer;

(iii)   any Legal Requirement or Order to which the Buyer may be subject;

(iv)   any Contract to which the Buyer is a party or by which the Buyer may be bound; or

(v)   any transaction or contract which the Buyer is contemplating.

(c)   Except as set forth in Schedule 4.2(b), the Buyer is not and will not be required to obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

4.3  Investment Intent

[intentionally omitted].

4.4  Certain Proceedings

There is no pending Proceeding that has been commenced against the Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To the Buyer's knowledge, no such Proceeding has been Threatened.

4.5  Brokers or Finders

The Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold the Company harmless from any such payment alleged to be due by or through the Buyer as a result of the action of the Buyer or its officers or agents.

4.6  No Undisclosed Liabilities

Except as set forth in Schedule 4.6, the Buyer has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Buyer Financial Statements and current liabilities incurred in the Ordinary Course of Business since the respective dates thereof.

4.7  Taxes

The Buyer has filed or caused to be filed all Tax Returns that are or were required to be filed by or with respect to it, either separately or as a member of a group of corporations, pursuant to applicable Legal Requirements. The Buyer has paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by the Buyer, except such Taxes, if any, as are listed in Schedule 4.7 and are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the financial statements available to the public.

4.8  Compliance with Legal Requirements, Governmental Authorizations

(a)   Except as set forth in Schedule 4.8

(i)   the Buyer is, and at all times since January 1, 2000 has been, in full compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets;

(ii)   no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a violation by the Buyer of, or a failure on the part of the Buyer to comply with, any Legal Requirement, or (B) may give rise to any obligation on the part of the Buyer to undertake, or to bear all or any portion of the cost of, any remedial action of any nature;

(iii)   the Buyer has not received, at any time since January 1, 2000, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible, or potential obligation on the part of the Buyer to undertake, or to bear all or any portion of the cost of, any remedial action of any nature;

(iv)   the Buyer is, and at all times since January 1, 2000 has been, in full compliance with all of the terms and requirements of each Governmental Authorization identified or required to be identified in Schedule 4.8;

(v)   no event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization listed or required to be listed in Schedule 4.8, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any Governmental Authorization listed or required to be listed in Schedule 4.8;

(vi)   the Buyer has not received, at any time since January 1, 2000, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Governmental Authorization, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization; and

(vii)   all applications required to have been filed for the renewal of the Governmental Authorizations listed or required to be listed in Schedule 4.8 have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

The Governmental Authorizations listed in Schedule 4.8 collectively constitute all of the Governmental Authorizations necessary to permit the Buyer to lawfully conduct and operate its business in the manner they currently conduct and operate such businesses and to permit the Buyer to own and use its assets in the manner in which it currently owns and uses such assets.

4.9  No Material Adverse Change

Since the date of the Buyer Interim Balance Sheet, there has not been any Material Adverse Change in the business, operations, properties, assets, or condition of the Buyer and no event has occurred or circumstance exists that may result in such a Material Adverse Change other than changes, events and circumstances existing in or affecting the capital markets, and general economic and industry conditions.

4.10  Disclosure

Neither this Agreement, nor any financial statement, schedule (including without limitation its Schedules to this Agreement), certificate, or other statement or document delivered by the Buyer to the Company in connection herewith contains any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact or omits to state any material fact necessary to make the statements contained herein or therein not false or misleading.

ARTICLE V.   COVENANTS OF THE COMPANY PRIOR TO CLOSING DATE

5.1  Access and Investigation

Between the date of this Agreement and the Closing Date, the Company will, and will cause its Representatives to, (a) afford the Buyer and its Representatives and their Representatives (collectively, the “Buyer's Advisors”) reasonable access, after appropriate notice, to the Company's personnel, properties, contracts, books and records, and other documents and data, (b) furnish the Buyer and the Buyer's Advisors with copies of all such contracts, books and records, and other existing documents and data belonging to the Company as the Buyer may reasonably request, and (c) furnish the Buyer and the Buyer's Advisors with such additional financial, operating, and other data and information relating to the Company as the Buyer may reasonably request. To the extent practicable, the Buyer will so conduct its interviews with personnel as to minimize disruption and shall conduct its review off-site.

5.2  Operation of the Business of the Company

(a)   Between the date of this Agreement and the Closing Date, the Company will conduct its business only in the Ordinary Course of Business, except as set forth in Schedule 5.2.

(b)   Without limiting the generality of the provisions of (a) above, the Company shall (absent the prior written consent of the Buyer and except as set forth in Schedule 5.2):

(i)   not issue any additional shares of capital stock of any class or redeem any outstanding shares of capital stock;

(ii)   maintain the fixed assets essential to the Company's operations in good operating repair and condition, subject to normal wear and tear, and make repairs and replacements in accordance with prior practices;

(iii)   report to the Buyer concerning operational matters of a material nature and otherwise report periodically to the Buyer concerning any material changes to status of the business, operations, and finances of the Company;

(iv)   continue to pay and satisfy the Company’s liabilities in the Ordinary Course of Business, paying such liabilities in accordance with prior practices;

(v)   continue to maintain in full force and effect or renew or replace all policies of insurance now in effect which cover the assets or the Company and give all notices and present all material claims under all policies of insurance in due and timely fashion;

(vi)   not enter into any material leases or contracts for the purchase or sale of products, utilities, or services, except (A) those made in the Ordinary Course of Business or (B) those which may be canceled without liability upon not more than thirty (30) days’ notice; or (C) with approval of the Buyer;

(vii)   use Best Efforts to preserve the business organization and properties to be transferred hereunder intact, including present operations and relationships with lessors, licensors, customers and employees; use reasonable efforts to preserve for the Buyer the goodwill of the Company’s employees, suppliers, customers, and other persons with whom the Company has business relations;

(viii)   not enter into any contract, agreement, or understanding with any labor union or other association representing any employee; not enter into, amend, or terminate, fully or partially, any benefit plan; and not withdraw any funds from any benefit plan or trust or other funding arrangement maintained pursuant thereto;

(ix)   except for annual merit increases awarded to non-officer employees in the Ordinary Course of Business consistent with past business practices not authorize or grant any wage or salary increase, otherwise directly or indirectly increase post Closing compensation to or for any employee, or agree in any manner to any such post Closing increase;

(x)   not create or incur any indebtedness for borrowed money or assume directly or indirectly any debt, obligation, or liability (whether absolute or contingent, whether directly or as surety or guarantor, and whether or not currently due or payable) which will exist after the Closing Date, except in the Ordinary Course of Business consistent with past business practices and policies and as required for the operation of the Company;

(xi)   not make any material change in the accounting methods, practices, policies, principles, or procedures of the Company, except as necessary to perform this Agreement, without consulting with the Buyer;

(xii)   not enter into any lease, sublease, or contract, regarding the acquisition, leasing, or occupancy of any real estate, equipment, vehicles, or other items relating to the Company except in the Ordinary Course of Business or upon approval of the Buyer;

(xiii)   not sell, convey, lease, abandon, or otherwise dispose of, or grant, suffer, or permit any lien or encumbrance upon, any of the Company's material assets, except on arm’s length terms or in the Ordinary Course of Business;

(xiv)   not enter into or modify in any manner any material Contract to which it is a party except in the Ordinary Course of Business, other than as contemplated in clause (viii) above; and

(xv)   accrue and/or pay all withholding and other Taxes on a timely basis.

(c)   Notwithstanding the foregoing, nothing in this Agreement shall be construed to limit the right of the Company to take actions or engage in transactions which are consistent with the obligations under this Agreement. The parties contemplate that the Company may refinance its debt with respect to its Milton, Pennsylvania facility, and the parties shall cooperate with respect thereto.

5.3  Negative Covenant

Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, the Company will not take any affirmative action, or fail to take any common and reasonable action within their or its control, as a result of which any of the changes or events listed in Section 3.6 is likely to occur.

5.4  Required Approvals

As promptly as practicable after the date of this Agreement, the Company shall make all filings required by Legal Requirements to be made by them in order to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, the Company shall, (i) solicit the approval of its shareholders for the transactions contemplated by this Agreement, (ii) cooperate with the Buyer with respect to all filings that the Buyer elects to make or is required by Legal Requirements to make in connection with the Contemplated Transactions and (iii) cooperate with the Buyer in obtaining all consents identified in Schedule 4.2(c) or Schedule 3.2. The approvals required shall include, without limitation, approval of the Contemplated Transaction by Securities and Exchange Commission and all other governmental bodies so required pursuant to the Buyer’s proxy filing, the shareholder approval of Buyer and approval by Petro (the “Petro Franchise Consents”) of the Buyer as a Petro franchisee with respect to the Company’s Milton, Breezewood and Frystown locations, without the payment of any fees to Petro other than as set forth in the Company’s existing franchise agreements with Petro (the “Petro Franchise Agreements”).

5.5  Notification

Between the date of this Agreement and the Closing Date, the Company will promptly notify the Buyer in writing if the Company becomes aware of any fact or condition that causes or constitutes a Breach of any of the Company’s representations and warranties under this Agreement, or if the Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, the Company will promptly notify the Buyer of the occurrence of any Breach of any covenant of the Company in this Section 5 or of the occurrence of any event that is likely to make the satisfaction of the conditions in Section 7 impossible or unlikely.

5.6  No Solicitation of Other Proposals; Ordinary Course Operations

The Company hereby agrees that they will not directly or indirectly solicit, entertain or encourage inquiries or proposals, or enter into an agreement or negotiate with any other party, to sell, or enter into any merger on consolidation with respect to, the Business, the Company, a substantial portion of the Assets.

5.7  Best Efforts

Between the date of this Agreement and the Closing Date, the Company will use their Best Efforts to cause the conditions in Sections 7 and 8 to be satisfied.

ARTICLE VI.   COVENANTS OF THE BUYER

6.1  Prior to Closing

(a)   Approvals of Governmental Bodies

As promptly as practicable after the date of this Agreement, the Buyer will, and will cause each of its Related Persons to, make all filings required by Legal Requirements to be made by them to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, the Buyer will, and will cause each Related Person to, cooperate with the Company and its shareholders with respect to all filings that the Company is required by Legal Requirements to make in connection with the Contemplated Transactions, and (ii) cooperate with the Company in obtaining all consents identified in Schedule 3.2; provided that this Agreement will not require the Buyer to dispose of or make any unreasonable change in any portion of its business or to incur any other unreasonable burden to obtain a Governmental Authorization.

(b)   Best Efforts

Except as set forth in the proviso to Section 6.1, between the date of this Agreement and the Closing Date, the Buyer will use its Best Efforts to cause the conditions in Articles VII and VIII to be satisfied.

(c)   Notification

The Buyer will notify the Company in writing promptly of (a) the occurrence of any Breach by the Buyer, (b) any Knowledge the Buyer may obtain of any Breach by the Company, and (c) the occurrence of any event known to the Buyer that is likely to make the satisfaction of the conditions in Sections 7 or 8 impossible or unlikely.

ARTICLE VII.   CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATION TO CLOSE

The Buyer's obligation to purchase the Assets and to take the other actions required to be taken by the Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Buyer, in whole or in part):

7.1  Accuracy of Representations; Material Adverse Changes

(a)   All of the Company’s representations and warranties in this Agreement must be accurate in all material respects (except in the case of those representations and warranties which are already qualified as to materiality, in which case such additional materiality qualifier shall not apply) as of the Closing Date as if made on the Closing Date, or, if inaccurate, must not have a Material Adverse Effect on the Company's business, finances or operations taken as a whole following Closing.

(b)   Between the date hereof and the Closing Date, there shall not have occurred any change in the assets, liabilities, business, financial condition, operations, or results of operations of the Company which would have a Material Adverse Effect on the Company's business, finances or operations taken as a whole following Closing.

7.2  The Company’s Performance

(a)   All of the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been duly performed and complied with in all material respects.

(b)   Each document required to be delivered by the Company pursuant to Section 2.4(a) must have been delivered.

7.3  Consents

Each of the Consents identified in Schedule 3.2 or Schedule 4.2(c) must have been obtained and must be in full force and effect, including, but not limited to, the Petro Franchise Consents.

7.4  No Proceedings

Since the date of this Agreement, there must not have been commenced or Threatened against the Buyer, or against any Person affiliated with the Buyer, any Proceeding (a) involving any material challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, or (b) that would have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

7.5  No Claim Regarding Stock Ownership or Sale Proceeds

There must not have been made or Threatened by any Person any claim (which is not or cannot be settled or dismissed prior to closing) asserting that such Person (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, any of the Company, or (b) is entitled to all or any portion of the Purchase Price payable for the Assets.

7.6  Shareholder Approval

The shareholders of the Buyer shall have approved this Agreement and the transactions contemplated hereby.

ARTICLE VIII.   CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATION TO CLOSE

The Company’s obligation to sell the Assets and to take the other actions required to be taken by the Company at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company, in whole or in part):

8.1  Accuracy of Representations; Material Adverse Changes

(a)    All of the Buyer's representations and warranties in this Agreement must be accurate in all material respects as of the Closing Date as if made on the Closing Date or, if inaccurate, must not have a Material Adverse Effect on the Company.

(b)   Between the date hereof and the Closing Date, there shall not have occurred any change in the assets, liabilities, business, financial condition, operations, or results of operations of the Buyer which would have a Material Adverse Effect on the Buyer's business, finances or operations taken as a whole following Closing.

8.2  The Buyer’s Performance

(a)   All of the covenants and obligations that the Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(b)   The Buyer must have delivered each of the documents required to be delivered by the Buyer pursuant to Section 2.4(b) and must deliver the Able Shares to the the Company.

8.3  Consents

Each of the Consents identified in Schedule 3.2 or Schedule 4.2(c) must have been obtained and must be in full force and effect, including, but not limited to, the Petro Franchise Consents.

8.4  No Injunction

There must not be in effect any Legal Requirement or any injunction or other Order that (a) prohibits the sale of the Assets by the Company to the Buyer, and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement.

ARTICLE IX.   TERMINATION

9.1  Termination Events

This Agreement may by notice be terminated:

(a)   by either the Buyer or the Company if a material Breach of any representation, warranty or obligation contained in this Agreement has been committed by the other party and such Breach has not been waived or, to the extent the Breach is of the nature which can be cured, not cured within thirty (30) days of written notice of such Breach by the other parties;

(b)   (i) by the Buyer if any of the conditions in Section 7 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Buyer to comply with its obligations under this Agreement) and the Buyer has not waived such condition on or before the Closing Date; or (ii) by the Company, if any of the conditions in Section 8 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Company to comply with their obligations under this Agreement) and the Company has not waived such condition on or before the Closing Date; or

(c)   by mutual consent of the Buyer and the Company.

A party seeking to exercise the rights provided in Section 9.1(a) shall so notify the other party within fifteen (15) days after obtaining Knowledge of the facts, events or circumstances giving rise to the right to terminate, but no later than the Closing Date. In any other case provided for in this Section 9.1, termination may be effected by written notice to the other parties before or at Closing.

9.2  Effect of Termination; Liquidated Damages

If this Agreement is terminated pursuant to Section 9.1(a) or 9.1(b) as a result of a Breach (it being understood that a failure of a condition shall not be considered a Breach unless it is caused by a party’s breach of its representations and warranties, or other obligations, under this Agreement), this Agreement will terminate, except that sections 12.1 and 12.3 will survive.

ARTICLE X.   INDEMNIFICATION; REMEDIES

10.1  Survival

All representations, warranties, covenants, and obligations in this Agreement will survive the Closing, provided that all representations and warranties of the parties shall expire two (2) years after the Closing, relating to title to the Assets, which shall survive indefinitely, Section 3.9, relating to environmental matters, which shall survive for three (3) years, and Section 3.10, relating to taxes, which shall survive until expiration of the applicable statute of limitations), subject to the provisions of Sections 10.4 and 10.5. Neither party shall have any right to indemnification, payment of Damages or other remedy after the Closing based on any inaccuracy or breach of such representations, warranties, covenants, or obligations of which the injured party had any knowledge before the Closing Date, the injured party's sole remedy in such case being to terminate this Agreement and to decline to close pursuant to Section 9.1(a) and, if applicable, to receive the compensation as described in Section 9(2). The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will bar any right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

10.2  Indemnification and Payment of Damages by the Company

Subject to the limitations of Sections 10.1, 10.4 and 10.5, if the Closing has occurred, the Company will indemnify and hold harmless the Buyer and its officers, directors, affiliates or agents (collectively, the “Indemnified Persons”) for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including costs of investigation and defense and reasonable, documented attorneys' fees of outside counsel) whether or not involving a third-party claim (collectively, “Damages”), arising, directly or indirectly, from or in connection with: (a) any Breach of any representation, warranty, covenant or obligation of the Company in this Agreement; or (b) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with or the Company (or any Person acting on their behalf) in connection with any of the Contemplated Transactions.

10.3  Indemnification and Payment of Damages by the Buyer

Subject to the limitations of Sections 10.1, 10.4 and 10.5, the Buyer will indemnify and hold harmless the Company and its successors and assigns, and will pay to the Company, and its successors and assigns, the amount of any Damages arising, directly or indirectly, from or in connection with (a) any Breach of any representation, warranty, covenant or obligation of the Buyer in this Agreement, or in any certificate delivered by the Buyer pursuant to this Agreement, or (b) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with the Buyer (or any Person acting on its behalf) in connection with any of the Contemplated Transactions.

10.4  Limitations

If the Closing occurs, the Company will have no liability (for indemnification or otherwise) with respect to any representation or warranty, unless on or before the date which is two years from the Closing Date (or, in the case of Section 3.9, three years from the Closing Date), the Buyer notifies the Company of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by the Buyer. A claim pursuant to Section 3.10, shall be made no more than six (6) months after the Buyer obtains Knowledge of the same, but in no event after the expiration of the applicable statute of limitations. Any claims made pursuant to this Section 10.4 shall be deemed a “Claim”.

10.5  Limitations on Amount — the Company

(a)   The Company will have no liability (for indemnification or otherwise) with respect to the matters described in Section 10.2 until the total of all Damages with respect to such matters exceeds 1% of the Purchase Price and then only for the amount by which such Damages exceed such amount.

(b)   Notwithstanding any other provision of this Agreement or any other document, the maximum aggregate liability of the Company under this Agreement shall be fifty percent (50%) of the cash equivalent amount of the Purchase Price.

(c)   The Company’s liability hereunder shall be further reduced to the extent (i) the loss, event, liability or matter giving rise thereto is covered by insurance maintained or required to be maintained by the Company or the Buyer; (ii) the loss, event, liability or matter giving rise thereto is reimbursable through government programs, including but not limited to Underground Storage Tank Indemnification Fund; and (iii) the loss, event, liability or matter giving rise thereto provides the Buyer or the Company with any reduction in taxes or other operating costs or any other economic benefit.

10.6  Limitations on Amount—The Buyer

(a)   The Buyer will have no liability (for indemnification or otherwise) with respect to the matters described in clause of Section 10.3 until the total of all Damages with respect to such matters exceeds 1% of the Purchase Price, and then only for the amount by which such Damages exceed such amount. However, this Section 10.6 will not apply to any claim against the Buyer based on failure to pay the Purchase Price.

(b)   The maximum liability of the Buyer under this Section 10.6 shall be fifty percent (50%) of the amount of the Purchase Price paid by the Buyer.

10.7  Procedure for Indemnification—Third Party Claims

(a)   Promptly after receipt by a party of notice of the commencement of any Proceeding against it against which that party is entitled to indemnity under Sections 10.2 or 10.3, such indemnified party will, if it intends to make a claim against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim within 30 (thirty) days of receipt of notice, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice. The indemnified party shall keep the indemnifying party informed with respect to any significant developments with respect to such Proceeding, answer any questions the indemnifying party or its or their representatives may have from time to time with respect thereto and give all reasonable cooperation to the indemnifying necessary to investigate and defend such Proceeding.

(b)   If any Proceeding referred to in subsection (a) of this Section is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel reasonably satisfactory to the indemnified party . After notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. The indemnifying party may, however, assume the defense of a Proceeding while reserving expressly all rights to deny that the claims made in that Proceeding are within the scope of and subject to indemnification in which case (i) the indemnified party may participate in the defense thereof, at the expense of the indemnifying party using counsel of the indemnified party's choosing, (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

(c)   Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent.

(d)   Section 12.5 hereof shall govern jurisdiction over disputes under this Article X.

10.8  Procedure for Indemnification—Other Claims

A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

10.9  Exclusive Remedy

If Closing occurs, a claim for Indemnifiable Damages pursuant to this Article shall be the indemnified party’s sole and exclusive remedy with respect to any Breach of representation or warranty, or covenant in this Agreement, or any other Transaction Document regardless whether such claim arises in contract, tort, breach of warranty or any other legal or equitable theory; provided that the rights and limitations of this Article X shall not apply to any claim for failure to pay the Purchase Price or for breach of any affirmative or negative covenant under this or any other agreement related hereto that occurs after Closing, and the parties shall retain all rights and remedies available hereunder or under applicable law for such breach, subject to any express limits on such remedies contained in the applicable agreement. The Buyer shall be entitled to exercise its rights of set-off set forth in Section 10.7 with respect thereto as provided in that section.

ARTICLE XI.   POST-CLOSING COVENANTS

11.1  Cooperation

The parties will cooperate with and provide such further assurances to each other as are reasonably necessary or requested to perfect (of record or otherwise) and, to the extent possible, effectively vest the Buyer’s title to the Assets, aid in the prosecution, defense, or other action regarding litigation of any rights arising from or affecting title to the Assets, and assist in making a smooth transition in ownership of the Assets from the Company to the Buyer at each party's own expense. The Company, upon reasonable notice, shall be permitted to have access to the records transferred to the Buyer as provided in this Agreement at no charge to the Company.

11.2  Treatment of Confidential Information

(a)   The Company acknowledges that it may have had in the past, and in the future may have, access to confidential information of the Company and the Buyer. The Company agrees that it will keep confidential all such confidential information and, except with the specific prior written consent of the Buyer, will not disclose such confidential information to any person except; (i) representatives of the Buyer, or (ii) its own representatives, provided that such representatives (other than counsel) agree to the confidentiality provisions of this Section. Confidential information shall not include (A) such information that becomes known to the public generally through no fault of the Company, (B) information required to be disclosed by the terms of this Agreement or by law or the order of any governmental authority under color of law, provided that prior to disclosing any information pursuant to this clause (B), the Company shall, if possible, give prior written notice thereof to the Buyer and provide the Buyer with the opportunity to contest such disclosure, or (C) such information that the disclosing party reasonably believes is required to be disclosed in connection with the defense of a lawsuit against the disclosing party. Because of the difficulty of measuring the economic loss that may be incurred as a result of the breach of the covenants above, and because of the immediate and irreparable damage that would be caused for which the injured party would have no other adequate remedy, the Company agrees that the Buyer and/or the Company may enforce the provisions of this section by injunctions and restraining orders against any of them who breaches any of these provisions. Nothing herein shall be construed as prohibiting the Buyer from pursuing any other remedy available at law or in equity for such breach or threatened breach, including the recovery of damages, subject to the limitations of Article 10. The Company understands and acknowledges that certain of its shareholders may have during the course of negotiating the transactions contemplated by this Agreement, acquired confidential information of the Buyer, and the Company agrees to use its best efforts to cause such shareholders to sign confidentiality agreements in favor of the Buyer in a manner no less restrictive as set forth in this Agreement.

(b)   Because of the difficulty of measuring the economic loss that may be incurred as a result of the breach of the covenant above, and because of the immediate and irreparable damage that would be caused for which the injured party would have no other adequate remedy, the Buyer agrees that the Company may enforce the provisions of this section by specific performance.

(c)   The obligations of the parties under this Section 11.2 shall survive the termination of this Agreement.

11.3  Preparation of Tax Returns

The Company agree to prepare and execute applicable tax returns for the Company for any interim or stub period. The Buyer agrees not to amend or otherwise change any tax return for any period ending prior to the Closing Date, or otherwise make any election or similar accounting method change that would have the effect of retroactively increasing the Company’s tax liability without obtaining prior written consent from the Company.

11.4  Employment Arrangements

(a)   From and after the Closing Date, the Buyer shall use its Best Efforts to retain a majority of the present full-time employees of the Company at such employee’s current position (or, if offered to, and accepted by an employee, a position for which the employee is qualified with the Buyer or a Subsidiary of the Buyer at a salary commensurate with the position), and pay compensation to each person who was employed as of the Closing Date and who continues to be employed by the Company on or after the Closing Date, that is at least equal to the aggregate compensation that such person was receiving from the Company prior to the Closing Date.

(b)   For vesting and eligibility purposes for employee benefits under each Company Benefit Plan and/or any employee benefit plan established by the Buyer after the Closing Date, employees and/or directors, former employees and directors, if applicable, of the Company shall receive credit for years of service with the Company.

11.5  No Section 338 Election

The Buyer shall not make an election under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended, or any applicable analogous provision of state or local law, in connection with the Contemplated Transactions.

ARTICLE XII.   GENERAL PROVISIONS

12.1  Expenses

Except as otherwise expressly provided in this Agreement each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, counsel, and accountants. For purposes of the foregoing, the Company’s expenses shall include only those expenses incurred by Sellers after March 30, 2005. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party expressly provided herein arising from a breach of this Agreement by another party.

12.2  Public Announcements; Filings

Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued at such time and in such manner as the Buyer determines based upon the Buyer’s requirements as a publicly traded Company. Unless consented to by the Buyer and the Company in advance, the Company and the Buyer shall keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person. The Company and the Buyer will consult with each other concerning the means by which the Company’s employees, customers, and suppliers and others having dealings with the Company will be informed of the Contemplated Transactions.

12.3  Confidentiality

(a)   Except as otherwise contemplated by this Agreement, between the date of this Agreement and the Closing Date, the Buyer and the Company will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of the Buyer and the Company to maintain in confidence any written, oral, or other information obtained in confidence from another party or the Company in connection with this Agreement or the Contemplated Transactions, unless (i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

(b)   If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

12.4  Notices

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

The Company:    All American Plazas, Inc.
1267 Hilltop Lane
Myerstown, PA 17067
Attn: Richard Mitstifer
Facsimile No.: 717-933-5184

With a copy to:

Jonathan Austern, Esquire
Austern & Austern LLC
Facsimile No.: (631) 929-4543

The Buyer:                                                            Christopher Westad
Able Energy, Inc.
198 Green Pond Road
Rockaway, NJ 07866
Facsimile No.: (973) 586-9866

With a copy to:

Ferber Frost Chan & Essner, LLP
530 Fifth Avenue
New York, NY 10036-5101
Attention: Gregory D. Frost, Esquire
Facsimile No.: 212-944-7630

12.5  Jurisdiction; Service of Process

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in any court of the Commonwealth of Pennsylvania or State of New Jersey, having jurisdiction, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

12.6  Further Assurances

The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

12.7  Waiver

Subject to the limits set forth herein, (a) the rights and remedies of the parties to this Agreement are cumulative and not alternative, (b) neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (x) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (y) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (z) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

12.8  Entire Agreement and Modification

This Agreement supersedes all prior oral and written communications, information, disclosures, bid documents, and agreements between the parties with respect to its subject matter (including memoranda, draft term sheets and correspondence relating thereto) and constitutes (along with the Transaction Documents) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

12.9  Schedules

In the event of any inconsistency between the statements in the body of this Agreement and those in the Schedules, the statements in the Schedule will control.

12.10  Assignments, Successors, and No Third-Party Rights

Neither party may assign any of its rights under this Agreement without the prior consent of the other parties except that the Buyer may assign any of its rights under this Agreement to any Subsidiary of the Buyer. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the heirs, personal representatives, successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement (or their heirs, personal representatives, successors and permitted assigns) any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their heirs, personal representatives, successors and assigns.

12.11  Severability

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

12.12  Section Headings, Construction

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

12.13  Time of Essence

With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

12.14  Governing Law

This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.

12.15  Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Attest                          All American Plazas, Inc.

By:                           By:
Name:                              Name: Richard Mitstifer
Title:    Secretary                           Title: President

    Able Energy, Inc.

     By: ________________________________
Name: Chris Westad
                                 Title:    President

TABLE OF APPENDICES, EXHIBITS AND SCHEDULES
Appendix A	Definitions
Appendix B	The Properties
Exhibit 2.2(4)	Leases
Exhibit 2.2(b)	Escrow Agreement
Exhibit 2.2(c)	Form of Note
Exhibit 2.2(d)	Forms of Mortgages and Guaranty
Schedule A	Stockholder Percentage Ownership of the Company prior to Closing
Schedule 2.1	The Assets
Schedule 3.1	Foreign Qualifications
Schedule 3.2	Authority/No Conflict; Required Notices and Consents
Schedule 3.3	Subsidiaries and Capitalization
Schedule 3.6	Absence of Certain Changes and Events
Schedule 3.8	Liabilities/Obligations
Schedule 3.9	Environmental Matters
Schedule 3.10	Taxes
Schedule 3.11	List of Employees
Schedule 3.12	Employee Benefit Plans
Schedule 3.13	Labor and Employment Agreements
Schedule 3.14	Compliance with Legal Requirements, Governmental Authorizations
Schedule 3.15	Legal Proceedings; Orders
Schedule 3.16(a)	List of Contracts
Schedule 3.16(b)	Contract Liabilities and Restrictions
Schedule 3.16(c)	Exceptions to Enforceability of Contracts
Schedule 3.16(d)	Contract Defaults
Schedule 3.17(b)	Self Insurance
Schedule 3.17(c)	Insurance Policy Information
Schedule 3.18	Title to and Condition of Assets
Schedule 3.19(b)	List of Contracts Relating to the Intellectual Property Assets
Schedule 3.19(c)	Employee Assignments of Intellectual Property
Schedule 3.19(d)	List of Trademarks
Schedule 3.20	Certain Payments
Schedule 3.21	Related Party Transactions
Schedule 4.2(b)	No Conflict
Schedule 4.2(c)	Consents
Schedule 4.6	Liabilities
Schedule 4.7	Taxes
Schedule 4.8	Legal Requirements

Appendix A

Definitions

“Able Shares” - as defined in Section 2.1(1).

“Agreement” - as defined in the first paragraph of this Agreement.

“Affiliate”--an affiliate of, or person affiliated with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

“Applicable Contract”--any Contract (a) under which the Company has or may acquire any rights, (b) under which the Company has or may become subject to any obligation or liability, or (c) by which the Company or any of the assets owned or used by it is or may become bound.

“Assets” - as defined in Section 2.1.

“Best Efforts”--the efforts that a prudent and commercially reasonable Person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible; provided, however, that an obligation to use Best Efforts under this Agreement does not require the Person subject to that obligation to take actions that would result in a Materially Adverse Effect on the benefits to such Person of this Agreement and the Contemplated Transactions, or would otherwise cause a Material Adverse Effect on such Person.

“Breach”--a "Breach" of a representation, warranty, covenant, obligation, or other provision of this Agreement or any Transaction Document will be deemed to have occurred if there is or has been any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

“Business”--as defined in the Recitals to this Agreement.

“Buyer”--as defined in the first paragraph of this Agreement.

“Buyer’s Advisors” -- as defined in Section 5.1.

“Claim”--as defined in Section 10.4

“Closing”--as defined in Section 2.3.

“Closing Certificates”--the certificates delivered at Closing pursuant to Sections 2.4(a)(iii) and 2.4(b)(iii).

“Closing Date”--the date and time as of which the Closing actually takes place.

“Company”--as defined in the first paragraph of this Agreement.

“Company Benefit Plans”--as defined in Section 3.12.

“Company Closing Document” - as defined in Section 3.2(a).

“Company Pension Plan” - as defined in Section 3.12.

“Company Releases”--as defined in Section 4.2(a).

“Consent”--any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

“Contemplated Transactions”--all of the transactions contemplated by this Agreement, including:

(a) the sale of the Assets by the Company to the Buyer;

(b) the execution and delivery of the Transaction Documents.

“Contract”--any agreement, contract, obligation, promise, or undertaking (whether written or oral ) for the breach of which the law gives a remedy.

“Damages”--as defined in Section 10.2.

“Employee Pension Benefit Plan” - as defined in Section 3.12(a).

“Employee Welfare Benefit Plan” - see Section 3.12(a).

“Employment Obligation” - as defined in Section 3.13.

“Encumbrance”--any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

“ERISA”--as defined in Section 3.12.

“Financing” - as defined in Section 2.2(3).

“GAAP”--generally accepted United States accounting principles, applied on a basis consistent with the basis on which the Balance Sheet and the other financial statements referred to in Section 3.4(b) were prepared.

“Governmental Authorization”--any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

“Governmental Body”--any:

(a)  federal, state, local, municipal or other government within the United States; or

(b) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature within the United States.

“Indemnified Persons” - as defined in Section 10.2.

“Intellectual Property Assets” --as defined in Section 3.19.

“Interim Balance Sheet”--as defined in Section 3.4.

“IRC”--the Internal Revenue Code of 1986 or any successor law, and regulations issued by the IRS pursuant to the Internal Revenue Code or any successor law.

“IRS”--the United States Internal Revenue Service or any successor agency, and, to the extent relevant, the United States Department of the Treasury.

“Knowledge”--an individual will be deemed to have "Knowledge" of a particular fact or other matter if such individual is actually aware of such fact or other matter. A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, senior executive, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, actual knowledge of such fact or other matter.

“Leases” - as defined in Section 2.2(4).

“Legal Requirement”--any federal, state, local, municipal, or other administrative order, constitution, law, ordinance, principle of common law, regulation or statute of the United States or its Governmental Bodies.

“Marks” - as defined in Section 3.19(a)(i).

“Material Adverse Effect” - a material adverse effect on the business, operations, properties, assets or financial condition of a Person (and its subsidiaries, if applicable), taken as a whole.

“Noncompetition Agreement”--as defined in Section 5.7.

“Order”--any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

“Ordinary Course of Business”--an action taken by a Person will be deemed to have been taken in the "Ordinary Course of Business" unless:

(a) such action is required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority) and is required to be specifically authorized by the parent company (if any) of such Person; or

(b)     (i) such action is materially inconsistent with the past practices of such Person and is not taken in the normal day-to-day operations of such Person; and

           (ii) such action is not similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the normal day-to-day operations of other Persons that are in the same line of business as such Person.

“Organizational Documents”--(a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (e) any amendment to any of the foregoing.

“Person”--any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

“Petro Franchise Agreements”--as defined in Section 5.4.

“Petro Franchise Consents”--as defined in Section 5.4.

“Proceeding”--any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

“Properties” -- shall mean the real property interests of the Company described in Appendix B attached hereto.

“Property Equity Interests” -- shall mean the dollar amount representing the collective equity interests of the Properties as calculated by aggregate the appraised value of the the Properties (as determined in the appraisals delivered to the Buyer prior to the Closing and deducting the aggregate amount of all debt, mortgages, liens (except for statutory or mechanic’s liens), judgments or other encumbrances against any of the Properties.

“Purchase Price” -- as defined in Section 2.2.

“Property Debt Payments” - as defined in Section 2.2(4).

“Proprietary Rights Agreement” - as defined in Section 3.11 (b).

"Representative"--with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, lender, or other representative of such Person, including legal counsel, accountants, and financial advisors.

"Schedule"--the schedules delivered by the Company to the Buyer concurrently with the execution and delivery of this Agreement.

“SEC”--the Securities and Exchange Commission.

“Securities Act”--the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

“Subsidiary”--with respect to any Person (the "Owner"), any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Company.

“Tax Return”--any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

“Threatened”--a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

“Trade Secrets” - as defined in Section 3.19(a)(ii).

“Transaction Documents”--This Agreement, the Closing Certificates and any other contracts or certificates signed by the parties to effectuate the Contemplated Transactions.

 Appendix B

The Properties

                                                                        SCHEDULE A

              Stockholder                                 Percentage Ownership

Chelednik Family Trust    84.85%
Gregory D. Frost     0.10%
Crystal Heights, L.L.C.       15.05%

ANNEX B

UNAUDITED AND AUDITED FINANCIALS

All American Plazas, Inc
Condensed Consolidated Financial Statements

Interim Balance Sheet
Assets

	March 31, 2006	March 31, 2005
Cash and Cash Equivalents	3,603,094.82	2,495,243.12
Accounts receivable	3,248,654.49	2,307,651.21
Inventory	2,963,820.47	2,667,996.06
Prepaid expenses	373,283.35	650,949.03
Deferred Income Taxes	213,900.00	12,000.00
Other current assets	90,256.06	71,567.46
Total Current Assets	10,493,009.19	8,205,406.88

Property & Equipment
Land	23,418,542.84	15,032,808.94
Buildings	10,464,509.08	8,462,949.85
Equipment	2,712,870.87	1,119,161.00
Furniture & Fixtures	721,924.48	140,047.87
Vehicles	233,078.63	118,076.87
Leasehold Improvements	1,191,289.04	1,191,289.33
Land Improvements	4,755,493.92	2,226,689.92
Construction In Progress	406,785.53	592,988.84
Assets held for sale	564,190.36	949,924.47
	44,468,684.75	29,833,937.09

Accumulated Depreciation and Amortization	(3,995,729.03)	(2,449,594.86)

Total Property and Equipment, Net	40,472,955.72	27,384,342.23

Restricted Cash	75,000.00	75,000.00

Other Assets net of amortization	1,545,098.38	1,237,296.84

Loans and Notes Receivable	3,493,816.76	4,927,563.73

Investment in Able Energy, Inc.	5,659,049.54	7,738,968.33
Investment in St Johns Realty	2,048,935.73

Total Assets	63,787,865.32	51,968,578.01

(B-I)
1

All American Plazas, Inc
Condensed Consolidated Financial Statements

Liabilities and Stockholders Equity

	March 31, 2006	March 31, 2005
Current portion of long-term debt	52,937,239.98	4,339,382.59
Accounts Payable	11,730,421.58	11,557,506.95
Accrued Liabilities	1,653,786.21	1,405,985.15

Current Liabilities	66,321,447.77	17,302,874.69

Long term liabilities, less current	6,796,641.33	18,044,674.95

Deferred Income Taxes	3,510,400.00	5,435,500.00

Stockholders Equity & Retained Earnings

Capital Stock, Class A Common	2,548,515.88	2,548,515.88

Capital Stock, Class B Common	63,200.00	63,200.00

Contribution in Excess of Par	8,585,556.22	8,585,556.22

Retained Earnings	(10,082,623.09)	(11,743.73)
Cumulative effect of an Accounting Change	(13,955,272.79)

Total Liabilities and Stockholder Equity	63,787,865.32	51,968,578.01

(B-I)
2

All American Plazas, Inc
Condensed Consolidated Financial Statements

Interim Statement of Operations
Six months ended

	March 31, 2006	March 31, 2005

Net Sales	83,865,566.22	68,089,822.00

Cost of sales	(75,796,802.47)	(59,698,078.32)

Gross Profit	8,068,763.75	8,391,743.68

Other Operating Income (expenses)

Operating Expenses	(8,807,207.88)	(8,247,750.83)
General and administrative expenses	(1,684,961.22)	(817,780.89)
Other operating income	653,334.99	721,287.84

Total other operating Income (Expenses)	(9,838,834.11)	(8,344,243.88)

Income from Operations	(1,770,070.36)	47,499.80

Other Income (expenses)

Interest Expense	(2,528,599.79)	(909,659.16)
Other Income	6,777.32	17,429.48
Interest Income	148,752.45	-
Rental Income	219,127.64	133,751.97
Loss on Investment in Able Energy	(1,263,317.93)	283,968.33
Loss on Investment in St Johns Realty	(107,309.89)	-

Net loss before Income Taxes	(5,294,640.56)	(472,009.58)
Income Tax Benefits	1,724,500.00	402,500.00
Net loss	(3,570,140,56)	(69,509.58)

(B-I)
3

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

Abbreviated Notes to Interim Financial Statements

Note 1 - Nature of Business

All American Plazas, Inc. (the “Company”) operates five full service travel plazas engaged in the retail sale of liquid fuels, truck service, sale of general merchandise, restaurant operations and lodging. The Company also operates three convenience stores and self-service fuel facilities. The Company offers standardized and consistent products and services to accommodate the varied needs of professional truck drivers and other motorists. Generally, these include separate gas and diesel fueling islands, truck maintenance and repair services, certified truck weighing scales, restaurants and travel and convenience stores offering an array of merchandise to cater to professional truck drivers and other motorists. The Company operates its facilities in Pennsylvania and Virginia. A significant portion of the Company’s sales and receivables are with companies in the trucking industry. The Company has aggregated its services into one reportable operating segment based on the distribution of products and services under one common site facility.

Note 2 - Significant Accounting Policies

Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, AAP Delaware, Inc., AAP Management, Inc, Harrisburg Gables Properties, Inc., Frystown Gables Properties, Inc., Carlyle Gables Properties, Inc., Carlyle Soco Properties, Inc., Doswell Properties, Inc., All American Realty and Construction, Inc. and All American Plazas of Strattanville, Inc. All significant intercompany balances and transactions have been eliminated in consolidation. The wholly-owned subsidiary of St Johns Realty is shown as an investment since it is not subject to the parameters of the Able Energy Proxy Filing.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Trade receivables are stated at outstanding balances, less an allowance for doubtful accounts. The allowance for doubtful accounts is established through provisions charged against income. Accounts deemed to be uncollectible are charged against the allowance and subsequent recoveries, if any, are credited to the allowance. The allowance for doubtful accounts is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management’s periodic evaluation of the adequacy of the allowance is based on past experience, agings of the receivables, adverse situations that may affect a customer’s ability to pay, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimates that may be susceptible to significant change.

(B-I)
4

Note 2 - Significant Accounting Policies (Continued)

Inventories

Store groceries and merchandise inventory are stated at the lower of cost (determined on retail less markup basis) or market and all other inventories are stated at the lower of cost (determined on an average cost or first-in, first-out basis) or market. Inventories consist of liquid fuels, groceries, general merchandise and truck repair parts and tires. There were no significant changes in the inventories during the periods disclosed.

Franchises

The franchise fees are amortized on a straight-line basis over 5 to 20 years, the terms of the related agreements.

Deferred Financing Costs

Deferred financing costs represent loan closing costs incurred by the Company to obtain financing. These costs are being amortized on a straight-line basis over the term of the corresponding loan.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:

Years

Land improvements	7 - 20
Buildings and improvements	7 - 40
Equipment	3 - 5
Furniture and fixtures	5 - 7
Vehicles	3
Leasehold improvements	7 - 15

Property and equipment includes the cost of additions and those improvements which increase the capacity or lengthen the useful lives of the assets. Repairs and maintenance costs are expensed as incurred. Property retired or sold is removed from the assets and accumulated depreciation accounts and the resulting gain or loss is reflected in income.

(B-I)
5

Note 2 - Significant Accounting Policies (Continued)

Advertising Costs

The Company expenses all advertising costs as incurred.

Revenue Recognition

Sales of the Company’s full service travel plazas, convenience stores and self service fuel facilities are recognized at the time of sale or service.

Motor Fuel Taxes

The Company is charged motor fuel taxes by its fuel suppliers and these suppliers remit these taxes to governmental agencies. The Company then collects these taxes from consumers.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash balances in excess of the $100,000 limit insured by the U.S. Federal Deposit Insurance Corporation and trade accounts receivable.

(B-I)
6

Note 3 - Employee Stock Ownership Plan

Effective October 1, 1991, the Company established an employee stock ownership plan (“ESOP”) covering a majority of its full-time employees. Under the Plan, the Company is permitted to make annual contributions to a trust for the benefit of eligible employees in the form of either cash of common shares of the Company.

The ESOP sold its ownership interest in the Company as part of the change in ownership and received cash distributions of $273,338 at closing and a note of $721,876, which is part of the $7,197,272 note provided by AAI.

Through financing of $1,730,000 from Able Energy, Inc., disclosed in Note 5, the Company repaid the $721,876 note due to the ESOP shareholders in August, 2005. The Company plans to terminate the ESOP and the ESOP Trustee will distribute the funds to the participants. Application to terminate the ESOP was filed with the Internal Revenue Service on January 31, 2006.

Note 4 - Assets Held for Sale

The Company is attempting to sell the property previously occupied by its SOCO Travel Plaza. In the opinion of the Company’s management, this property has a net realizable value which exceeds its carrying value. In December 2005, the Company entered a definitive agreement for the sale of this property for an amount that substantially exceeds the carrying value. Pursuant to the terms of the sales agreement, this sale is expected to consummate in April 2006. The carrying value for this property is $564,190 for 2005.

(B-I)
7

Note 5 - Long-Term Debt

Long-term debt payable at March 31, 2006 and 2005 was as follows:

3/31/2006	3/31/2005

Term loans to GMAC Commercial (“GMACC”)(1)	$7,126,166	$7,691,604
Term loan, Capital Crossing Bank(2)	4,318,220	4,657,189
Interest only loan, Fundex(3)	2,100,000	2,100,000
Interest only loan, PMJ(4)	0	750,000
Term loan, Tim Harrington(5)	4,750,000	4,750,000
Interest only loan, Avatar Income Fund(6) + (13)+ (14)	5,200,000	0
Interest only loan, Avatar Funding Group(6) + (13) + (14)	800,000	0
Term loan, Lilac(7)	5,000,000	0
Interest only loan, Able Energy(8)	1,730,000	0
Interest only loan, Crown Financial(9)	1,750,000	2,350,000
Note Payable CT Realty(11)	3,039,402	0
Nova Ten (12)	4,000,000
Columbian Bank Notes (13 & 14)	10,000,000
Term loan, Lilac II (16)	2,500,000
Eg Capital (15)	394,665
Loans From Former Shareholders(Note 10)	6,500,000
Other(10)	525,428	85,265

	59,733,881	22,384,058

Current portion	(52,937,240)	(4,339,383)

$6,796,641	$18,044,675

Note 5 - Long-Term Debt

(1)
The term loans with GMACC in the original amount of $4,000,000 and $6,000,000 are collateralized by first liens and security interests on the real estate at the Clarks Ferry, PA and Frystown, PA locations, respectively, as well as these locations’ equipment, personal property, inventory, cash proceeds, receivables and general intangibles. Monthly principal and interest payments are $40,868 and $61,303, respectively. These notes bear interest at 9% and mature in July 2014. In accordance with loan covenants, the Company must meet a minimum cash flow covenant, as defined, on a quarterly basis. The Company was in violation of this covenant for the quarter ended March 31, 2006. As a result, the Company has classified all of this debt as current at March 31, 2006. As of March 31, 2006 there were no indications of adverse treatment to these violations since payments have continued to be made on time.

(2)
The term loan with Bay View Bank in the original amount of $7,800,000 is collateralized by a first lien and security interests on the real estate at the Milton, PA location, as well as this location’s equipment, personal property, inventory, cash proceeds, receivables and general intangibles. In accordance with this loan, the Company must meet a minimum cash flow covenant, as defined, on a quarterly basis. At September 30, 2003 and for the fiscal year then ended, the Company was in violation of this covenant. The institution, however, has consented on March 19 and April 27, 2004 to waive acceleration related to this covenant for the fiscal year ended September 30, 2003 through

(B-I)
8

October 1, 2004. On March 19, 2004, the Company entered into an agreement with Bay View Bank which, in addition to waiving the financial covenant discussed above, also modified the loan’s repayment terms. This agreement required the Company to make a $1,400,000 accelerated principal payment with the remaining principal being repaid in modified monthly payments with interest through June 2014. The agreement modified the interest rate to the higher of 4% above LIBOR or 6%, with the interest rate adjustment being made quarterly. The modified monthly payment, including interest at 6%, is approximately $60,000. At this time, Bay View Bank assigned their interest in this loan to Capital Crossing Bank. Loan closing costs and fees related to this loan modification totaled $309,000. Loan closing costs are included in deferred financing costs, net of amortization. The Company was in violation of the minimum cash flow covenant for the year ended March 31, 2006. As a result, the Company has classified all of this debt as current at March 31, 2006. As of March 31, 2006 there were no indications of adverse treatment to these violations since payments have continued to be made on time.

(3)
The loan to Fundex Capital Corporation for $2,100,000 is collateralized by a second mortgage on the Milton, PA location. It is also guaranteed by Sharon Chelednik. Proceeds of $1,400,000 were used to fund the accelerated principal payment that was paid to Bay View Bank, as noted previously. The remaining proceeds of $700,000 were used to pay loan closing costs of $224,094 and the remaining $475,906 was loaned to AAI, the nominee of the Company. Loan closing costs are included in deferred financing costs, net of amortization. Repayment terms are interest only, payable monthly at the Wall Street Journal prime rate plus 8.5%, with a minimum rate of 12.5% and a maximum rate as defined by the United States Small Business Administration. The principal balance, originally due on October 1, 2005, has been extended until July 1, 2006.

(4)
The $750,000 promissory note with PMJ Capital Corporation for renovations on the Doswell, VA Motel was satisfied as part of the Avatar loan refinancing on April 19, 2005 and the mortgage on AAP property was discharged as collateral.

(5)
On December 15, 2004, Timothy Harrington, Chief Executive Officer of Able Energy, Inc. (“Able”), sold an aggregate of 1,007,300 shares of Able’s common stock to the Company. The purchase price for the sale was $7,500,000, of which $2,750,000 was paid in cash and the Company issued promissory notes in the aggregate principal amount of $4,750,000 to Mr. Harrington. For the first 12 months, only interest at 8.5% is payable to Mr. Harrington. Thereafter, principal and interest shall be payable on a monthly basis based upon a twenty-year amortization with a balloon payment due December 2009. In the event the Company and Able were to enter into any transaction pursuant to which the promissory notes become an obligation of Able and Able enters into a material financing transaction, the notes will become immediately due and payable. The promissory notes are collateralized by a pledge of 1,000,000 shares of the Able’s common stock owned by the Company (the "Pledge").

(6)
The Company obtained financing of $6,450,000 from Avatar Income Fund I, LLC and $2,050,000 from Avatar Funding Group, LLC (“Avatar”) on April 14, 2005, which are collateralized by a first, second or third mortgage on certain real estate owned by the Company and are guaranteed by an officer of the Company. This financing was used to pay the $6,000,000 AAI PMJ loan obligation included in Note 4 and the $750,000 PMJ obligation of the Company included in Note 5. At closing, the Company paid total closing fees of $527,385 and any legal and inspection fees required for this refinancing. Repayment terms for these loans are interest only, payable monthly at the Wall Street Journal prime rate plus 7%, with a minimum rate of 11%, starting June 1, 2005. Unpaid principal and accrued interest is due on November 1, 2005, the maturity date. The Company has the option to extend these loans for an additional six months, providing there have been no defaults and the Company pays Avatar a 2% extension fee prior to the maturity date. This option was exercised and the maturity date of the Avatar Notes has been extended to May 1, 2006 and a further extension was granted through November 1, 2006 in relation to the pay down of this note and the pay off of the other Avatar note in April 2006. A 2% extension fee was charged for this extension. The notes were originally due November 2005, and the extension was not finalized until December 2005. As a result the Company incurred late fees on each of the notes in the amount of $645,000 and $205,000 respectively. Upon execution of the extension the lenders

(B-I)
9

mutually agreed to waive late fees in the amount of $516,000 and $164,000, respectively. If the Company defaults on the notes the waived fees will be immediately due and payable to the lender.

(7)
In June 2005, the Company obtained financing in the amount of $5,000,000 from Lilac Ventures Master Fund Ltd (Lilac) for working capital of the Company and for purposes of acquiring from CT Realty LLC, all of the issued and outstanding stock of Yosemite Development Corp. and 100% of the Membership\Unit interests in Mountainside Development, LLC. The loan is evidenced by secured debentures, which shall be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR plus 4%, payable on a quarterly basis beginning October 1, 2005. The loan is collateralized by real estate owned by the Company in Pennsylvania and New Hampshire. In the event that Able Energy does not complete the acquisition of certain of the Company’s assets as disclosed in Note 18, prior to the expiration of the twelve month anniversary of the loan, the Company shall be considered in default of the loan. The mandatory prepayment amount due upon this event of default would be the greater of 125% of the principal amount or an amount as defined in the secured debenture agreement. Pursuant to the Additional Investment Right between the Company and Lilac, Lilac may loan the Company up to an additional $5,000,000 on the same terms and conditions as the initial $5,000,000 loan, except for the conversion price of the debentures.

If the acquisition of certain of the Company’s assets by Able Energy is consummated, this loan may be assumed by Able Energy and be converted into Able Energy Stock per the original term sheet.

(8)
On July 27, 2005, Able made a loan in the amount of $1,730,000 to the Company and the Company executed and delivered a promissory note for the full amount of the loan in favor of Able. Under the terms of the promissory note, the outstanding principal of the loan bears interest at the rate of 3.5% per annum. All payments of principal and accrued interest are due by March 30, 2006. The promissory note is collateralized by a lien on 1,000,000 shares of Able common stock owned by the Company, on which there exists a prior lien held by Timothy Harrington, and by certain real estate of the Company. Subsequently, the Company increased the interest rate from 3.5% to 6.5% and pledged the Breezewood lease as additional collateral in consideration for extending the payment of principle and interest through July 9, 2006.

(9)
On January 12, 2005, the Company entered into an agreement to factor accounts receivable with Crown Financial, LLC (“Crown”). In accordance with the agreement, the Company received a $2,000,000 initial advance from Crown. On the 15th and 30th of each month, the Company has agreed to pay Crown a fee equal to 2.5% of outstanding advances from the preceding period with a lump sum payable October 2005. Subsequent to September 30, 2005, the terms were extended through March 2006. The note is also guaranteed by an Officer of the Company and two individuals.

On December 20, 2005, the Company entered into an agreement with Crown, whereby an additional advance in the amount of $500,000 was made available under the accounts receivable factoring arrangement previously disclosed in Note 4. Upon receiving the additional advance, the term was extended through March 30, 2006. Loan proceeds of $250,000 were used for working capital purposes, and the remaining $250,000 was advanced to an affiliated entity. On March 20 2006 the balance of this note was designated to be paid off through the proceeds attached to the Comdata complete program beginning April 17, 2006 through June 26, 2006 in weekly payments. On weeks where the proceeds are not sufficient the Company will fund the difference.

(10)
The company purchased various vehicles and a computerized retail system for five of its locations. The installment notes have monthly payment amounts ranging from $368 - $1,680 including interest from 6.9% - 10.2% thru August 2010. The loans are collateralized by their related vehicles and equipment.

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(11)
On May 26, 2005, the Company acquired the real estate of certain properties in New Hampshire from CT Realty in the amount of $6,700,000. This acquisition was funded through the partial proceeds of the loan from Lilac as presented in the above note 7 in the amount of $3,200.000. The remaining amount of $3,500,000 is a note payable to CT Realty at 8% per year with interest only until maturity in May 2010. This note was netted with receivables owed to the Company by CT Realty bringing the amount of the note to $3,039,402.

(12) On January 9, 2006 a contract of sale was executed, whereby Nova Ten Realty Corp, a wholly owned subsidiary of the Company, agreed to purchase all the real estate and assets of a truck stop location for which the company was previously providing management services for the sum of $3,600,000. The purchase price was paid as follows: $2,100,000 to Sovereign Bank to satisfy the outstanding mortgage on the property, and a $1,500,000 Note and second mortgage payable to the Seller. At closing, $2,500,000 was borrowed by the Company and Nova Ten Realty (as co-makers) from Bridge Funding, Inc., who has taken a first mortgage lien on the property now owned by Nova Ten Realty. Proceeds of the loan were used to satisfy the Sovereign Bank Loan of $2,100,000 and the balance was used to cover interest reserve, closing costs and a loan to a related party. Repayment terms for this loan are interest only, payable monthly at the Wall Street Journal prime rate plus 8.75%, with a minimum rate of 16% per annum for twelve months. Unpaid principal and accrued interest after twelve months is due in full on February 1, 2007.

(13)
On January 9, 2006, the Company obtained financing of $3,500,000 from Columbian Bank & Trust Company (“Columbian”), collateralized by a mortgage position in certain real estate owned by the Company. A portion of the financing was used to pay $500,000 of the principal due under a loan with Avatar Funding Group and $500,000 of a loan with Avatar Income Fund, such obligations previously disclosed in Note 9-Long Term Debt. The remaining proceeds of the loan were used as follows: $1,600,000 for working capital, $450,128 in loan closing, legal and title fees, $201,250 held in escrow for an interest reserve and the balance of $248,622 was loaned to a related party.  Repayment terms for this loan are interest only, payable monthly at the Wall Street Journal Prime rate plus 4.50%.

There is no prepayment penalty on the loan, provided a minimum interest of $201,250 has been accrued and paid as of the date the loan is paid off. Unpaid principal and accrued interest is due in full on July 9, 2006. The Company has an option to extend this loan for an additional six months, provided the Company pays Columbian an extension fee of 2% of the outstanding balance, plus an amount of interest reserve equal to two months interest at the rate then in effect.

(14)
On February 1, 2006, the Company obtained financing of $6,500,000 from Columbian Bank & Trust Company (“Columbian”), collateralized by a mortgage position in certain real estate owned by the Company and Keystone Capital Group. A portion of the financing was used to pay $750,000 of the principal due under a loan with Avatar Funding Group and $750,000 of a loan with Avatar Income Fund, such obligations previously disclosed in Note 9-Long Term Debt. The remaining proceeds of the loan were used as follows: $1,257,127 to satisfy outstanding mortgages on properties previously owned by Keystone Shortway 76, Inc, (see Note 10-Management Services), $2,500,000 for working capital, $390,000 in loan closing fees, $59,550 for legal and title fees in connection with the closing, $186,875 held in escrow for an interest reserve and the balance of $606,448 was loaned to a related party. Repayment terms for this loan are interest only, payable monthly at a fixed rate of 11.50%. There is no prepayment penalty on the loan, provided a minimum interest of $186,875 has been accrued and paid as of the date the loan is paid off. Unpaid principal and accrued interest is due in full on August 1, 2006.

On February 1, 2006, upon satisfying the outstanding mortgage notes on properties owned by Keystone Shortway 76, Inc.(“KS76”), exchanging the other note receivable due to the Company, and issuing a note payable of $300,000 to a secured creditor, Keystone Capital, Inc., a wholly owned subsidiary of the Company completed the acquisition of the assets of KS76. The note payable is due on June 1, 2006, and is non-interest bearing.

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(15)
On December 23, 2005, the Company entered in to an agreement with Entrepreneurial Growth Capital (“EG Capital”) to borrow funds based on the future stream of cash flow from certain credit card transactions. The amount of the initial advance was $900,000, with a Note being signed for the repayment of $945,000 over the life of the loan. As part of the agreement, credit card receivables due from MasterCard and Visa sales are remitted directly to EG Capital, who retains 15% of the proceeds for application to the Note. EG Capital forwards the remaining 85% of the proceeds of receipts to the Company on a daily basis. It is anticipated, based on historical transaction amounts, that this obligation will be satisfied during 2006. A loan fee in the amount of $25,000 was paid to a consultant who assisted in obtaining this financing.

(16)
On January 20, 2006, the Company obtained financing in the amount of $2,500,000 from Lilac Ventures Master Fund Ltd (Lilac) for the purpose of acquiring all of the assets of St Johns Realty Corporation. The loan is evidenced by secured debentures, which is to be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR plus 4%, payable on a quarterly basis beginning April 1, 2006. The loan is collateralized by real estate in New Hampshire owned by St Johns Realty and the Companies equity interest in St Johns Realty. In the event that Able Energy does not complete the acquisition of the Company as disclosed in this footnote, prior to the expiration of the twelve month anniversary of the loan, the Company shall be considered in default of the loan. Pursuant to the Additional Investment Right between the Company and Lilac, Lilac may loan the Company up to an additional $2,500,000 on the same terms and conditions as the initial $2,500,000 loan, except for the conversion price of the debentures.

Note 6 - Significant Estimates

At March 31, 2006 the Company has two locations where environmental investigations and certain remediation procedures are ongoing. Both of these locations have been approved for coverage under the Pennsylvania Underground Storage Tank Indemnification Fund, which reimburses certain remediation costs. Additionally, the Company has had a specific environmental matter identified at another location and the Company is pursuing corrective action procedures.

The nature and full extent of future clean up and remediation costs have been estimated but not yet fully determined. The Company’s accrued liability, which represents its portion of estimated remediation costs, was $170,000 at March 31, 2006. Due to the uncertainty of the total future remediation costs, the ultimate total cost could change in the coming year, as additional information becomes available.

Note 7 - Commitments

The Company renewed its fuel supply agreement on January 12, 2005, which obligates it to purchase a significant portion of its diesel fuel from Transmontaigne Product Services, Inc. (TPSI) through January 31, 2006. On December 14, 2005, the Company extended this agreement through January 31, 2007. The agreement provides for pricing based on the net Oil Price Information Service (“OPIS”) and the lowest daily prices.

The Company entered into franchise agreements with Petro Stopping Centers, L.P. (Petro) for its Breezewood, PA and Milton, PA locations during 1998. In accordance with these agreements, royalties are due to Petro based upon sales at varying percentages.

Note 8 - Contingencies

The Company is currently, and from time-to-time, subject to claims and suits arising in the ordinary course of its business. In certain such actions, plaintiffs request punitive or other damages of nonmonetary

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relief, which may not be covered by insurance. The Company accrues for potential liabilities involved in these matters as they become known and can be reasonably estimated. In the Company’s opinion, the various asserted claims and litigation in which the Company is currently involved are not reasonably likely to have a material adverse effect on the Company’s operations or financial position. However, no assurance can be given as to the ultimate outcome with respect to such claims and litigation. The resolution of such claims and litigation could be material to the Company’s operating results.

Note 9 - Investment in Able Energy, Inc.

In December 2004, the Company purchased 1,007,300 shares of Able Energy, Inc. (“Able”) common stock. The purchase price for the stock was $7,500,000 of which $2,750,000 was paid in cash and the Company issued promissory notes in the aggregate amount of $4,750,000. The cash payment was financed through the assistance of one of the Company’s fuel suppliers, which extended its credit line to the Company. In exchange for the credit line extension, the Company provided the fuel supplier the right until June 1, 2006 to convert between $3,000,000 and $6,000,000 of the Company’s payable to the supplier into common stock of the Company at a conversion price of $3 per share. In the event that a business combination between the Company and Able Energy, Inc., is completed and the debt of the Company is assumed by the new combined entity, the fuel supplier will then have the right to convert the aforementioned amounts in to common stock of the new combined entity by June 1, 2006. This conversion right has been extended to approximately September 1, 2006.

The investment in Able Energy, Inc. is accounted for on the equity method. At the time of the initial investment, the difference between the cost of the investment and the underlying equity in the net assets of Able Energy, Inc. amounted to approximately $6,200,000. The Company’s management has attributed approximately $5,100,000 of this difference to intangibles which are not amortized. The remaining difference of approximately $1,100,000 has been attributed to property and equipment and is being amortized based upon lives of assets ranging from 10 to 40 years.

The equity loss for the six month period ended March 31, 2006 was $1,263,318 based on the financial statements of Able Energy, Inc. as found in their Form 10-Q filings.

The trading price per share for Able Energy, Inc. as of March 31, 2006 was $7.86. The information below is summarized from the annual 10-Q filings of Able Energy, Inc. for their six months ended March 31, 2006.

3/31/2006

Assets
Current assets	$ 9,035,220
Property and equipment, net	4,528,837
Other assets	1,959,114

Total Assets	$15,523,171

Liabilities and Shareholders’ Equity
Current liabilities	$ 6,761,965
Deferred income and taxes	-
Long-term debt, less current maturities	3,927,360

Shareholders’ Equity	4,833,846

Total Liabilities and Equity	$15,523,171

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Statement of Operations
Net sales	$48,605,541

Gross profit	$ 4,480,967

Operating expenses	$ 5,353,053

Loss from operations	($872,086)

Other expenses	($2,549,437)

Net loss	($3,421,523)

The Company’s proportionate share of Able Energy, Inc. unaudited loss as reported in the Form 10-Q financial statements for the quarters ended December 31, 2005 and March 31, 2006 were $742,079 and 521,239 respectively.

Note 10 - Variable Interest Entities

In December 2003, the FASB issued revised Interpretation No. 46, “Consolidation of Variable Interest Entities.” Interpretation No. 46 requires nonpublic companies with a variable interest in a variable interest entity to apply this guidance as of the beginning of the period beginning after December 15, 2004 for existing interests and immediately for new interests. This was done as of October 1, 2005. Under transition guidelines of this interpretation it was not considered practicable to exhibit the change in results of operations prior to October 1, 2005 and has been exhibited as a “Cumulative effect of an accounting change” on the balance sheet for amounts prior to October 1, 2005. Activity since October 1, 2005, has been consolidated into these interim statements. This consolidation represents only those variable interest entities that rely predominately on the reporting entity as of March 31, 2006. All American Industries (AAI) is the nominee for the owner of AAP. In addition, AAI holds debt which is payable to the former owners of AAP. This debt, which AAP has guaranteed and which is collateralized by certain real estate of AAP, totals approximately $6,500,000 at March 31, 2006. This has been classified under this interpretation as current portion of long term debt.

Note 11 Subsequent Events

Agreement with Comdata

On March 21, 2006, the Company began the final implementation phase to out source a significant amount of it’s billing and collection of accounts receivable to the Comdata Corporation (“Comdata”). Effective April 1, 2006, Comdata will assume certain receivables transacted on and after the effective date of the agreement. Comdata will not be responsible for the collection of the associated outstanding receivables of the Company prior to the effective date. The Company will be paid for these receivables at a discounted amount to their face value in accordance with the agreement on a weekly basis. Comdata reserves the right to maintain recourse with the Company on certain receivables as mutually agreed to prior to the effective date of this program. In conjunction with this program the remainder of the $1,750,000 owed to Crown will be paid to Crown Financial along with fees of $119,093.

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Management’s Plans to Restructure Truck Stop Operations

At March 31, 2006, the Company has current liabilities in excess of current assets of $49,349,239. The Company also has a large amount of loans and notes receivable from related parties. As described below, the Company has entered into an Asset Purchase Agreement with Able Energy, Inc. for the sale of the Company’s assets relating to its truck stop operations. In addition, Able Energy, Inc. has filed a Form 8k announcing it is in the process of raising $65 million by the sale of secured notes. Able Energy, Inc. intends to utilize approximately $50 million of the funds to acquire all of the real estate relating to the truck plaza business from the Company. Thereafter, the Company will remain on the truck plazas as an operating tenant paying lease payments to Able Energy, Inc. which will be substantially less than the present debt burden the Company is paying to its lenders. After the Asset Purchase Agreement is closed, Able Energy, Inc. intends to form a new wholly-owned subsidiary which entity will own and operate the truck plazas including the real estate. These actions are expected to lessen the Company’s working capital deficit.

The Company and Able Energy, Inc. entered into an Asset Purchase Agreement dated June 16, 2005. The agreement is subject to the stockholders of Able Energy, Inc. approving the issuance of restricted common stock as required under the agreement. The Company’s management believes that the stockholders of Able Energy, Inc. will approve this transaction on or before June 30, 2006.

Per the Agreement, the Company will sell to Able Energy, Inc. its assets relating to its truck stop operations, which includes travel stores, restaurants, diesel and gas fueling, and lube facilities and motels for 11,666,667 shares of restricted common stock of Able Energy, Inc.

Based upon Able Energy, Inc.’s acquisition of the Company’s real estate, the following loans of the Company will be paid as described below:

Balance at March 31, 2006
Current	Long-Term

GMAC Commercial	$ 7,126,166	$ 0
Avatar Income Fund	5,200,000	0
Capital Crossing Bank	4,318,220	0
Fundex	2,100,000	0
Bridge Funding	2,500,000	0
Columbian Bank & Trust Company	10,000,000	0

During the period from closing of the acquisition of the Company’s real estate to the date that the Company sells its assets relating to its truck stop operations, the Company will lease the truck stop real estate from Able Energy, Inc. for rent equal to Able Energy, Inc.’s related debt service on its financing.

After the completion of the sale of the Company’s truck stop business as described above, the Company’s operations will consist of the development of certain real estate projects located in New Hampshire and South Carolina. In addition to owning the stock in Able Energy, Inc., the Company will also continue to hold the related parties loans and notes receivable.

Soco Property Sold

In April 2006, the property held for sale formerly operated as our SOCO facility was sold for $2,500,000. Proceeds of this transaction went to payoff the remaining $800,000 of the Avatar Income Fund, $500,000 in to escrow for Petro Franchise remodel at Frystown location, $300,000 to

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pay down former Shareholders’ Notes, $716,640 for working capital and the remaining $183,360 for related closing costs.

EG Capital Borrowing

On May 1, 2006 the Company borrowed an additional $1,200,000 from EG Capital including fees of $85,000. Similar to previous borrowings this will be repaid with 15% of credit card proceeds as received through EG Capital. The Company expects to repay this on or before September 30, 2006.

Note 12 - Fair Value of Financial Instruments

Management uses its best judgment in estimating the fair value of the Company’s financial instruments, however, there are inherent weaknesses in any estimation technique. Therefore, for substantially all financial instruments, the fair value estimates herein are not necessarily indicative of the amounts the Company could have realized in a sales transaction on the dates indicated. The estimated fair value amounts have been measured as of their respective year ends, and have not been reevaluated or updated for purposes of these financial statements subsequent to those respective dates. As such, the estimated fair values of these financial instruments subsequent to the respective reporting dates may be different than the amounts reported at each year end.

The following information should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only provided for a limited portion of the Company’s assets. Due to a wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful. The following methods and assumptions were used to estimate the fair values of the Company’s financial instruments at March 31, 2006:

Cash and Cash Equivalents, Accounts Receivable and Accounts Payable

The carrying amounts approximate fair value because of the short maturity of these instruments.

Loans and Notes Receivable

The fair value is estimated based upon current rates offered by the Company for instruments of the same remaining maturities. The Company has estimated that the fair values of these instruments approximate carrying amounts.

Variable Long-Term Debt

The carrying amounts approximate fair value because the interest rate is adjusted based upon market rates.

Fixed Long-Term Debt

The fair value is estimated based upon current rates offered to the Company for instruments of the same remaining maturities and upon the Company’s intention to pay off certain loans as part of its plans to restructure the truck stop operations. The Company has estimated that the fair values of these instruments approximate carrying amounts.

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        Note 13 - Income Tax - Note Disclosure

Net deferred tax liabilities consist of the following components as of March 31, 2006

Deferred tax assets: Accruals	$ 213,800
Allowance for doubtful accounts	74,600
Federal and state loss carryforward	2,496,000
Equity method investment losses Other	741,900 31,800
Total deferred tax assets	3,558,100
Valuation allowance	(785,000)
Net deferred tax asset	2,773,100
Deferred tax liability:
Property and equipment	6,069,600
Total deferred tax liabilities	6,069,600
Net deferred tax liabilities	($3,296,500)

The components giving rise to the net deferred tax liabilities described above have been included in the accompanying balance sheet as of March 31, 2006 as follows:

Current assets	$213,900
Noncurrent liabilities	(3,510,400)
$(3,296,500)

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. The net change in the valuation allowance for the six-month period ended March 31, 2006 was an increase of $379,000.

At March 31, 2006, the Company has federal and state net operating loss carryforwards of approximately $5,562,000 and $8,229,000, respectively, which expire at various times through 2015.

The provision for income tax benefits consisted of the following at March 31, 2006:

Federal
Current	$-
Deferred	(1,605,500)
(1,605,500)
State, deferred	(119,000)
$(1,724,500)

The income tax provision for six month period ended March 31, 2006 differs from that which would result from applying federal statutory tax rates to income before income taxes because a valuation allowance has been provided to reduce deferred tax assets to the amount that is more likely than not to be realized. It has not the companies practice to calculate the tax effects on an interim basis and no interim calculation was performed for the interim period ended March 31, 2005. As such the Company has presented an estimated tax effect for that period equal to approximately 50% of change in tax effect from September 30, 2004 and September 30, 2005 for this presentation.

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All American Plazas, Inc
Condensed Consolidated Unaudited Financial Statements
As of March 31, 2006

Interim Balance Sheet
Assets

	March 31, 2006	March 31, 2005
Cash and Cash Equivalents	3,603,095	2,495,243
Accounts receivable	3,248,654	2,307,651
Inventory	2,963,820	2,667,996
Prepaid expenses	373,283	650,949
Deferred Income Taxes	193,100	-
Other current assets	90,256	71,567
Total Current Assets	10,472,209	8,193,407

Property & Equipment
Land	25,418,543	15,032,909
Buildings	10,464,509	8,462,950
Equipment	3,212,871	1,119,161
Furniture & Fixtures	721,924	140,048
Vehicles	233,079	118,077
Leasehold Improvements	1,191,289	1,191,289
Land Improvements	4,755,494	2,226,690
Construction In Progress	397,209	592,989
Assets held for sale	763,825	949,924
	47,158,743	29,833,937

Depreciation and Amortization	(3,995,729)	(2,449,595)

Total Property and Equipment, Net	43,163,014	27,384,342

Restricted Cash	75,000.00	75,000

Other Assets net of amortization	1,258,469	1,237,297

Loans and Notes Receivable	11,908,762	4,927,564

Investment in Able Energy, Inc.	5,659,050	7,738,968

Total Assets	72.536,504	49,556,578

(B-II)
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All American Plazas, Inc
Condensed Consolidated Unaudited Financial Statements
As of March 31, 2006

Liabilities and Stockholders Equity

	March 31, 2006	March 31, 2005
Current portion of long-term debt	46,437,240	4,339,,383
Accounts Payable	11,730,422	11,557,507
Accrued Liabilities	1,653,786	1,405,985

Current Liabilities	59,821,448	17,302,875

Long term liabilities, less current	6,796,641	18,044,675

Deferred Income Taxes	5,214,100	5,826,000

Stockholders Equity & Retained Earnings

Capital Stock, Class A Common	2,548,516	2,548,516

Capital Stock, Class B Common	63,200	63,200

Contribution in Excess of Par	8,585,556	8,585,556

Retained Earnings	(10,492,957)	(414,244)

Total Liabilities and Stockholder Equity	72,536,504	51,956,578

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All American Plazas, Inc
Condensed Consolidated Unaudited Financial Statements
Six Months Ended March 31, 2006

Interim Statement of Operations

	March 31, 2006	March 31, 2005

Net Sales	83,865,566	68,089,822

Cost of sales	(75,796,802)	(59,698,078)

Gross Profit	8,068,764	8,391,744

Other Operating Income (expenses)		-

Operating Expenses	(8,591,653)	(8,247,751)
General and administrative expenses	1,511,523	(817,781)
Other operating income	653,334.99	721,288

Total other operating Income (Expenses)	(9,449,840)	(8,344,244)

Income from Operations	(1,381,077)	47,500

Other Income (expenses)		-

Interest Expense	(2,251,009.27)	(909,659)
Other Income	6,777.32	17,429
Interest Income	699,329	-
Rental Income	149,127.64	133,752
-
Gain (Loss) on Investment in Able	(1,263,318)	283,963
Energy

Net loss before Income Taxes	(4,040,171)	(472,010)

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Abbreviated Notes to Interim Financial Statements for the Six Months Ended March 31, 2006

Note 1 - Nature of Business

All American Plazas, Inc. (the “Company”) operates five full service travel plazas engaged in the retail sale of liquid fuels, truck service, sale of general merchandise, restaurant operations and lodging. The Company also operates three convenience stores and self-service fuel facilities. The Company offers standardized and consistent products and services to accommodate the varied needs of professional truck drivers and other motorists. Generally, these include separate gas and diesel fueling islands, truck maintenance and repair services, certified truck weighing scales, restaurants and travel and convenience stores offering an array of merchandise to cater to professional truck drivers and other motorists. The Company operates its facilities in Pennsylvania and Virginia. A significant portion of the Company’s sales and receivables are with companies in the trucking industry. The Company has aggregated its services into one reportable operating segment based on the distribution of products and services under one common site facility.

Note 2 - Significant Accounting Policies

Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, AAP Delaware, Inc., AAP Management, Inc, Harrisburg Gables Properties, Inc., Frystown Gables Properties, Inc., Carlyle Gables Properties, Inc., Carlyle Soco Properties, Inc., Doswell Properties, Inc., All American Realty and Construction, Inc. and All American Plazas of Strattanville, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Trade receivables are stated at outstanding balances, less an allowance for doubtful accounts. The allowance for doubtful accounts is established through provisions charged against income. Accounts deemed to be uncollectible are charged against the allowance and subsequent recoveries, if any, are credited to the allowance. The allowance for doubtful accounts is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management’s periodic evaluation of the adequacy of the allowance is based on past experience, agings of the receivables, adverse situations that may affect a customer’s ability to pay, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimates that may be susceptible to significant change.

Inventories

Store groceries and merchandise inventory are stated at the lower of cost (determined on retail less markup basis) or market and all other inventories are stated at the lower of cost (determined on an average cost or first-in, first-out basis) or market. Inventories consist of liquid fuels, groceries, general merchandise and truck repair parts and tires. There were no significant changes in the inventories during the periods disclosed

Franchises

The franchise fees are amortized on a straight-line basis over 5 to 20 years, the terms of the related agreements

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Note 2 - Significant Accounting Policies (Continued)

Deferred Financing Costs

Deferred financing costs represent loan closing costs incurred by the Company to obtain financing. These costs are being amortized on a straight-line basis over the term of the corresponding loan.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:

Years

Land improvements	7 - 20
Buildings and improvements	7 - 40
Equipment	3 - 5
Furniture and fixtures	5 - 7
Vehicles	3
Leasehold improvements	7 - 15

Property and equipment includes the cost of additions and those improvements which increase the capacity or lengthen the useful lives of the assets. Repairs and maintenance costs are expensed as incurred. Property retired or sold is removed from the assets and accumulated depreciation accounts and the resulting gain or loss is reflected in income.

Advertising Costs

The Company expenses all advertising costs as incurred

Revenue Recognition

Sales of the Company’s full service travel plazas, convenience stores and self service fuel facilities are recognized at the time of sale or service.

Motor Fuel Taxes

The Company is charged motor fuel taxes by its fuel suppliers and these suppliers remit these taxes to governmental agencies. The Company then collects these taxes from consumers

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash balances in excess of the $100,000 limit insured by the U.S. Federal Deposit Insurance Corporation and trade accounts receivable.

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Note 3 - Employee Stock Ownership Plan

Effective October 1, 1991, the Company established an employee stock ownership plan (“ESOP”) covering a majority of its full-time employees. Under the Plan, the Company is permitted to make annual contributions to a trust for the benefit of eligible employees in the form of either cash of common shares of the Company.

The ESOP sold its ownership interest in the Company as part of the change in ownership and received cash distributions of $273,338 at closing and a note of $721,876, which is part of the $7,197,272 note provided by AAI.

Through financing of $1,730,000 from Able Energy, Inc., disclosed in Note 5, the Company repaid the $721,876 note due to the ESOP shareholders in August, 2005. The Company plans to terminate the ESOP and the ESOP Trustee will distribute the funds to the participants. Application to terminate the ESOP was filed with the Internal Revenue Service on January 31, 2006.

Note 4 - Assets Held for Sale

The Company is attempting to sell the property previously occupied by it’s SOCO Travel Plaza. In the opinion of the Company’s management, this property has a net realizable value which exceeds it’s carrying value. In December 2005, the Company entered a definitive agreement for the sale of this property for an amount that substantially exceeds the carrying value. Pursuant to the terms of the sales agreement, this sale is expected to consummate in April 2006. The carrying value for this property is $564,190 for 2005.

Note 5 - Long-Term Debt

Long-term debt payable at September 30, 2005 and 2004 was as follows:

	2005	2004
Term loans to GMAC Commercial (“GMACC”)(1)	$7,126,166	$7,691,604
Term loan, Capital Crossing Bank(2)	4,318,220	4,657,189
Interest only loan, Fundex(3)	2,100,000	2,100,000
Interest only loan, PMJ(4)	0	750,000
Term loan, Tim Harrington(5)	4,750,000	4,750,000
Interest only loan, Avatar Income Fund(6) + Note 11	5,200,000	0
Interest only loan, Avatar Funding Group(6) + Note 11	800,000	0
Term loan, Lilac(7)	5,000,000	0
Interest only loan, Able Energy(8)	1,730,000	0
Interest only loan, Crown Financial(9)	1,750,000	2,350,000
Note Payable CT Realty(11)	3,039,402	0
Nova Ten (Note 11)	4,000,000
Columbian Bank Notes (Note 11)	10,000,000
Eg Capital (Note 11)	394,665
Other(10)	525,428	85,265

	53,233,881	22,384,058
Current portion
	(6,796,641)	(4,339,383)

	$46,437,240	$18,044,675

(B-II)
6

(1)
The term loans with GMACC in the original amount of $4,000,000 and $6,000,000 are collateralized by first liens and security interests on the real estate at the Clarks Ferry, PA and Frystown, PA locations, respectively, as well as these locations’ equipment, personal property, inventory, cash proceeds, receivables and general intangibles. Monthly principal and interest payments are $40,868 and $61,303, respectively. These notes bear interest at 9% and mature in July 2014. In accordance with loan covenants, the Company must meet a minimum cash flow covenant, as defined, on a quarterly basis. The Company was in violation of this covenant for the year ended September 30, 2005. As a result, the Company has classified all of this debt as current at September 30, 2005.

(2)
The term loan with Bay View Bank in the original amount of $7,800,000 is collateralized by a first lien and security interests on the real estate at the Milton, PA location, as well as this location’s equipment, personal property, inventory, cash proceeds, receivables and general intangibles. In accordance with this loan, the Company must meet a minimum cash flow covenant, as defined, on a quarterly basis. At September 30, 2003 and for the fiscal year then ended, the Company was in violation of this covenant. The institution, however, has consented on March 19 and April 27, 2004 to waive acceleration related to this covenant for the fiscal year ended September 30, 2003 through October 1, 2004. On March 19, 2004, the Company entered into an agreement with Bay View Bank which, in addition to waiving the financial covenant discussed above, also modified the loan’s repayment terms. This agreement required the Company to make a $1,400,000 accelerated principal payment with the remaining principal being repaid in modified monthly payments with interest through June 2014. The agreement modified the interest rate to the higher of 4% above LIBOR or 6%, with the interest rate adjustment being made quarterly. The modified monthly payment, including interest at 6%, is approximately $60,000. At this time, Bay View Bank assigned their interest in this loan to Capital Crossing Bank. Loan closing costs and fees related to this loan modification totaled $309,000. Loan closing costs are included in deferred financing costs, net of amortization. The Company was in violation of the minimum cash flow covenant for the year ended September 30, 2005. As a result, the Company has classified all of this debt as current at September 30, 2005.

(3)
The loan to Fundex Capital Corporation for $2,100,000 is collateralized by a second mortgage on the Milton, PA location. It is also guaranteed by Sharon Chelednik. Proceeds of $1,400,000 were used to fund the accelerated principal payment that was paid to Bay View Bank, as noted previously. The remaining proceeds of $700,000 were used to pay loan closing costs of $224,094 and the remaining $475,906 was loaned to AAI, the nominee of the Company. Loan closing costs are included in deferred financing costs, net of amortization. Repayment terms are interest only, payable monthly at the Wall Street Journal prime rate plus 8.5%, with a minimum rate of 12.5% and a maximum rate as defined by the United States Small Business Administration. The principal balance, originally due on October 1, 2005, has been extended until July 1, 2006.

(4)
The $750,000 promissory note with PMJ Capital Corporation for renovations on the Doswell, VA Motel was satisfied as part of the Avatar loan refinancing on April 19, 2005 and the mortgage on AAP property was discharged as collateral.

(B-II)
7

Note 5 - Long-Term Debt (Continued)

(5)
On December 15, 2004, Timothy Harrington, Chief Executive Officer of Able Energy, Inc. (“Able”), sold an aggregate of 1,007,300 shares of Able’s common stock to the Company. The purchase price for the sale was $7,500,000, of which $2,750,000 was paid in cash and the Company issued promissory notes in the aggregate principal amount of $4,750,000 to Mr. Harrington. For the first 12 months, only interest at 8.5% is payable to Mr. Harrington. Thereafter, principal and interest shall be payable on a monthly basis based upon a twenty-year amortization with a balloon payment due December 2009. In the event the Company and Able were to enter into any transaction pursuant to which the promissory notes become an obligation of Able and Able enters into a material financing transaction, the notes will become immediately due and payable. The promissory notes are collateralized by a pledge of 1,000,000 shares of the Able’s common stock owned by the Company (the "Pledge").

(6)
The Company obtained financing of $6,450,000 from Avatar Income Fund I, LLC and $2,050,000 from Avatar Funding Group, LLC (“Avatar”) on April 14, 2005, which are collateralized by a first, second or third mortgage on certain real estate owned by the Company and are guaranteed by an officer of the Company. This financing was used to pay the $6,000,000 AAI PMJ loan obligation included in Note 4 and the $750,000 PMJ obligation of the Company included in Note 5. At closing, the Company paid total closing fees of $527,385 and any legal and inspection fees required for this refinancing. Repayment terms for these loans are interest only, payable monthly at the Wall Street Journal prime rate plus 7%, with a minimum rate of 11%, starting June 1, 2005. Unpaid principal and accrued interest is due on November 1, 2005, the maturity date. The Company has the option to extend these loans for an additional six months, providing there have been no defaults and the Company pays Avatar a 2% extension fee prior to the maturity date. This option was exercised and the maturity date of the Avatar Notes has been extended to May 1, 2006. The notes were originally due November 2005, and the extension was not finalized until December 2005. As a result the Company incurred late fees on each of the notes in the amount of $645,000 and $205,000 respectively. Upon execution of the extension the lenders mutually agreed to waive late fees in the amount of $516,000 and $164,000, respectively. If the Company defaults on the notes the waived fees will be immediately due and payable to the lender.

(7)
In June 2005, the Company obtained financing in the amount of $5,000,000 from Lilac Ventures Master Fund Ltd (Lilac) for working capital of the Company and for purposes of acquiring from CT Realty LLC, all of the issued and outstanding stock of Yosemite Development Corp. and 100% of the Membership\Unit interests in Mountainside Development, LLC. The loan is evidenced by secured debentures, which shall be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR plus 4%, payable on a quarterly basis beginning October 1, 2005. The loan is collateralized by real estate owned by the Company in Pennsylvania and New Hampshire. In the event that Able Energy does not complete the acquisition of certain of the Company’s assets as disclosed in Note 18, prior to the expiration of the twelve month anniversary of the loan, the Company shall be considered in default of the loan. The mandatory prepayment amount due upon this event of default would be the greater of 125% of the principal amount or an amount as defined in the secured debenture agreement. Pursuant to the Additional Investment Right between the Company and Lilac, Lilac may loan the Company up to an additional $5,000,000 on the same terms and conditions as the initial $5,000,000 loan, except for the conversion price of the debentures.

If the acquisition of certain of the Company’s assets by Able Energy is consummated, this loan may be assumed by Able Energy and be converted into Able Energy Stock per the original term sheet.

(B-II)
8

Note 5 - Long-Term Debt (Continued)

(8)
On July 27, 2005, Able made a loan in the amount of $1,730,000 to the Company and the Company executed and delivered a promissory note for the full amount of the loan in favor of Able. Under the terms of the promissory note, the outstanding principal of the loan bears interest at the rate of 3.5% per annum. All payments of principal and accrued interest are due by March 30, 2006. The promissory note is collateralized by a lien on 1,000,000 shares of Able common stock owned by the Company, on which there exists a prior lien held by Timothy Harrington, and by certain real estate of the Company. Subsequently, the Company increased the interest rate from 3.5% to 6.5% and pledged the Breezewood lease as additional collateral.

(9)
On January 12, 2005, the Company entered into an agreement to factor accounts receivable with Crown Financial, LLC (“Crown”). In accordance with the agreement, the Company received a $2,000,000 initial advance from Crown. On the 15th and 30th of each month, the Company has agreed to pay Crown a fee equal to 2.5% of outstanding advances from the preceding period with a lump sum payable October 2005. Subsequent to September 30, 2005, the terms were extended through March 2006. The note is also guaranteed by an Officer of the Company and two individuals.

Crown requires the Company to maintain a coverage ratio of 125%, defined as the sum of the amount of eligible accounts plus the amount of cash on deposit to the amount of outstanding advance. If the Company falls below this ratio, Crown may require the Company to repurchase accounts or make payments to Crown to reduce the amount of outstanding advance so the coverage ratio increases to 125%.

(10)
The company purchased various vehicles and a computerized retail system for two of its locations during this fiscal year. The installment notes have monthly payment amounts ranging from $368 - $1,680 including interest from 6.9% - 10.2% thru August 2010. The loans are collateralized by their related vehicles and equipment.

Note 6 - Significant Estimates

At September 30, 2005 the Company has two locations where environmental investigations and certain remediation procedures are ongoing. Both of these locations have been approved for coverage under the Pennsylvania Underground Storage Tank Indemnification Fund, which reimburses certain remediation costs. Additionally during 2005, the Company has had a specific environmental matter identified at another location and the Company is pursuing corrective action procedures.

The nature and full extent of future clean up and remediation costs have been estimated but not yet fully determined. The Company’s accrued liability, which represents its portion of estimated remediation costs, was $170,000 at September 30, 2005. Due to the uncertainty of the total future remediation costs, the ultimate total cost could change in the coming year, as additional information becomes available.

Note 7 - Commitments

The Company renewed its fuel supply agreement on January 12, 2005, which obligates it to purchase a significant portion of its diesel fuel from Transmontaigne Product Services, Inc. (TPSI) through January 31, 2006. On December 14, 2005, the Company extended this agreement through January 31, 2007. The agreement provides for pricing based on the net Oil Price Information Service (“OPIS”) and the lowest daily prices.

The Company entered into franchise agreements with Petro Stopping Centers, L.P. (Petro) for its Breezewood, PA and Milton, PA locations during 1998. In accordance with these agreements, royalties are due to Petro based upon sales at varying percentages.

(B-II)
9

Note 8 - Contingencies

The Company is currently, and from time-to-time, subject to claims and suits arising in the ordinary course of its business. In certain such actions, plaintiffs request punitive or other damages of nonmonetary relief, which may not be covered by insurance. The Company accrues for potential liabilities involved in these matters as they become known and can be reasonably estimated. In the Company’s opinion, the various asserted claims and litigation in which the Company is currently involved are not reasonably likely to have a material adverse effect on the Company’s operations or financial position. However, no assurance can be given as to the ultimate outcome with respect to such claims and litigation. The resolution of such claims and litigation could be material to the Company’s operating results.

Note 9 - Investment in Able Energy, Inc.

In December 2004, the Company purchased 1,007,300 shares of Able Energy, Inc. (“Able”) common stock. The purchase price for the stock was $7,500,000 of which $2,750,000 was paid in cash and the Company issued promissory notes in the aggregate amount of $4,750,000. The cash payment was financed through the assistance of one of the Company’s fuel suppliers, which extended its credit line to the Company. In exchange for the credit line extension, the Company provided the fuel supplier the right until June 1, 2006 to convert between $3,000,000 and $6,000,000 of the Company’s payable to the supplier into common stock of the Company at a conversion price of $3 per share. In the event that a business combination between the Company and Able Energy, Inc., is completed and the debt of the Company is assumed by the new combined entity, the fuel supplier will then have the right to convert the aforementioned amounts in to common stock of the new combined entity by June 1, 2006. This conversion right has been extended to approximately September 21, 2006.

The investment in Able Energy, Inc. is accounted for on the equity method. At the time of the initial investment, the difference between the cost of the investment and the underlying equity in the net assets of Able Energy, Inc. amounted to approximately $6,200,000. The Company’s management has attributed approximately $5,100,000 of this difference to intangibles which are not amortized. The remaining difference of approximately $1,100,000 has been attributed to property and equipment and is being amortized based upon lives of assets ranging from 10 to 40 years.

The equity loss for the year ended September 30, 2005 was $523,766, based on the financial statements of Able Energy, Inc. for the six months ended June 30, 2005. In addition to this loss, the Company has recognized an additional loss of $48,480 relating to the amortization of the difference in the investment cost and the underlying equity in Able Energy, Inc.’s net assets.

Note 9 - Investment in Able Energy, Inc. (Continued)

The trading price per share for Able Energy, Inc. as of September 30, 2005 was $13.04. The information below is summarized from the annual 10-k filing of Able Energy, Inc. for their year ended June 30, 2005.

2005

	Assets
Current assets		$6,230,307
Property and equipment, net		4,544,835
Other assets		1,979,418

Total Assets		$12,754,560

Liabilities and Shareholders’ Equity
Current liabilities		$6,550,350

(B-II)
10

Deferred income and taxes	184,196
Long-term debt, less current maturities	3,961,899

Shareholders’ Equity	2,058,115

Total Liabilities and Equity	$12,754,560

Statement of Operations
Net sales	$61,964,825

Gross profit	$5,986,870

Operating expenses	$7,129,468

Loss from operations	($1,142,598)

Other expenses	($964,171)

Net loss	($2,110,257)

The Company’s proportionate share of Able Energy, Inc. unaudited loss as reported in the financial statements for the quarter ended September 30, 2005 was $394,583.

Note 10 - Variable Interest Entities

In December 2003, the FASB issued revised Interpretation No. 46, “Consolidation of Variable Interest Entities.” Interpretation No. 46 requires nonpublic companies with a variable interest in a variable interest entity to apply this guidance as of the beginning of the period beginning after December 15, 2004 for existing interests and immediately for new interests. The application of the guidance could result in the consolidation of a variable interest entity. The potential variable interest entities would be the related parties. The Company is currently evaluating whether the Company is the primary beneficiary of such relationships and, if so, the impact of this interpretation on financial position and results of operations.

It is reasonably possible that the Company will consolidate All American Industries Corp. (“AAI”) as a variable interest entity when the Interpretation becomes effective. As discussed in Note 4, AAI is the nominee for the owner of AAP. In addition, AAI holds debt which is payable to the former owners of AAP. This debt, which AAP has guaranteed and which is collateralized by certain real estate of AAP, totals approximately $6,500,000 at September 30, 2005.

Note 11 - Subsequent Events to Audited September 30, 2005 Report

Crown Financial, LLC (“Crown”)

On December 20, 2005, the Company entered into an agreement with Crown, whereby an additional advance in the amount of $500,000 was made available under the accounts receivable factoring arrangement previously disclosed in Note 4. Upon receiving the additional advance, the term was extended through March 30, 2006. Loan proceeds of $250,000 were used for working capital purposes, and the remaining $250,000 was advanced to an affiliated entity. On March 20 2006 the balance of this note was designated to be paid off through the proceeds attached to the Comdata complete program beginning April 17, 2006 through June 26, 2006 in weekly payments. On weeks where the proceeds are not sufficient the Company will fund the difference.

(B-II)
11

Note 11 - Subsequent Events (Continued)

Nova Ten Realty Acquisition of Carney Properties and Energy

On January 9, 2006 a contract of sale was executed, whereby Nova Ten Realty Corp, a wholly owned subsidiary of the Company, agreed to purchase all the real estate and assets of a truck stop location for which the company was previously providing management services for the sum of $3,600,000. The purchase price was paid as follows: $2,100,000 to Sovereign Bank to satisfy the outstanding mortgage on the property, and a $1,500,000 Note and second mortgage payable to the Seller. At closing, $2,500,000 was borrowed by the Company and Nova Ten Realty (as co-makers) from Bridge Funding, Inc., who has taken a first mortgage lien on the property now owned by Nova Ten Realty. Proceeds of the loan were used to satisfy the Sovereign Bank Loan of $2,100,000 and the balance was used to cover interest reserve, closing costs and a loan to a related party. Repayment terms for this loan are interest only, payable monthly at the Wall Street Journal prime rate plus 8.75%, with a minimum rate of 16% per annum for twelve months. Unpaid principal and accrued interest after twelve months is due in full on February 1, 2007. This transaction has not yet been fully recorded in the interim statements of the Company

Columbian Bank & Trust Company

On January 9, 2006, the Company obtained financing of $3,500,000 from Columbian Bank & Trust Company (“Columbian”), collateralized by a mortgage position in certain real estate owned by the Company. A portion of the financing was used to pay $500,000 of the principal due under a loan with Avatar Funding Group and $500,000 of a loan with Avatar Income Fund, such obligations previously disclosed in Note 9-Long Term Debt. The remaining proceeds of the loan were used as follows: $1,600,000 for working capital, $450,128 in loan closing, legal and title fees, $201,250 held in escrow for an interest reserve and the balance of $248,622 was loaned to a related party.  Repayment terms for this loan are interest only, payable monthly at the Wall Street Journal Prime rate plus 4.50%. There is no prepayment penalty on the loan, provided a minimum interest of $201,250 has been accrued and paid as of the date the loan is paid off. Unpaid principal and accrued interest is due in full on July 9, 2006. The Company has an option to extend this loan for an additional six months, provided the Company pays Columbian an extension fee of 2% of the outstanding balance, plus an amount of interest reserve equal to two months interest at the rate then in effect.

Columbian Bank & Trust Company (Continued)

On February 1, 2006, the Company obtained financing of $6,500,000 from Columbian Bank & Trust Company (“Columbian”), collateralized by a mortgage position in certain real estate owned by the Company and Keystone Capital Group. A portion of the financing was used to pay $750,000 of the principal due under a loan with Avatar Funding Group and $750,000 of a loan with Avatar Income Fund, such obligations previously disclosed in Note 9-Long Term Debt. The remaining proceeds of the loan were used as follows: $1,257,127 to satisfy outstanding mortgages on properties previously owned by Keystone Shortway 76, Inc, (see Note 10-Management Services), $2,500,000 for working capital, $390,000 in loan closing fees, $59,550 for legal and title fees in connection with the closing, $186,875 held in escrow for an interest reserve and the balance of $606,448 was loaned to a related party. Repayment terms for this loan are interest only, payable monthly at a fixed rate of 11.50%. There is no prepayment penalty on the loan, provided a minimum interest of $186,875 has been accrued and paid as of the date the loan is paid off. Unpaid principal and accrued interest is due in full on August 1, 2006. This transaction has not yet been fully recorded in the interim statements of the Company

Acquisition of Assets in Keystone Shortway 76, Inc.

On February 1, 2006, upon satisfying the outstanding mortgage notes on properties owned by Keystone Shortway 76, Inc.(“KS76”), exchanging the other note receivable due to the Company, and issuing a note payable of $300,000 to a secured creditor, Keystone Capital, Inc., a wholly owned subsidiary of the Company completed the acquisition of the assets of KS76. The note payable is due on June 1, 2006, and is non-interest bearing. This transaction has not yet been fully recorded in the interim statements of the Company

(B-II)
12

Note 11 - Subsequent Events (Continued)

Entrepreneurial Growth Capital, LLC (“EG Capital”)

On December 23, 2005, the Company entered in to an agreement with EG Capital to borrow funds based on the future stream of cash flow from certain credit card transactions. The amount of the initial advance was $900,000, with a Note being signed for the repayment of $945,000 over the life of the loan. As part of the agreement, credit card receivables due from MasterCard and Visa sales are remitted directly to EG Capital, who retains 15% of the proceeds for application to the Note. EG Capital forwards the remaining 85% of the proceeds of receipts to the Company on a daily basis. It is anticipated, based on historical transaction amounts, that this obligation will be satisfied during 2006. A loan fee in the amount of $25,000 was paid to a consultant who assisted in obtaining this financing.

Acquisition of St Johns Realty Corporation

On January 20, 2006, the Company obtained financing in the amount of $2,500,000 from Lilac Ventures Master Fund Ltd (Lilac) for the purpose of acquiring all of the assets of St Johns Realty Corporation. The loan is evidenced by secured debentures, which is to be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR plus 4%, payable on a quarterly basis beginning April 1, 2006. The loan is collateralized by real estate in New Hampshire owned by St Johns Realty and the Companies equity interest in St Johns Realty. In the event that Able Energy does not complete the acquisition of the Company as disclosed in this footnote, prior to the expiration of the twelve month anniversary of the loan, the Company shall be considered in default of the loan. Pursuant to the Additional Investment Right between the Company and Lilac, Lilac may loan the Company up to an additional $2,500,000 on the same terms and conditions as the initial $2,500,000 loan, except for the conversion price of the debentures. This transaction has not yet been fully recorded in the interim statements of the Company

Agreement with Comdata

On March 21, 2006, the Company began the final implementation phase to out source a significant amount of it’s billing and collection of accounts receivable to the Comdata Corporation(“Comdata”). Comdata will assume the receivables transacted on the effective date of the agreement and moving forward from that date. Comdata will not be responsible for the collection of the associated outstanding receivables of the Company prior to the effective date. The Company will be paid for these receivables at a discounted amount to their face value in accordance with the agreement on a weekly basis. Comdata reserves the right to maintain recourse with the Company on certain receivables as mutually agreed to prior to the effective date of this program.

Management’s Plans to Restructure Truck Stop Operations

At September 30, 2005, the Company has current liabilities in excess of current assets of $34,585,173. The Company also has a large amount of loans and notes receivable from related parties. As described below, the Company has entered into an Asset Purchase Agreement with Able Energy, Inc. for the sale of the Company’s assets relating to its truck stop operations. In addition, Able Energy, Inc. has filed a Form 8k announcing it is in the process of raising $65 million by the sale of secured notes. Able Energy, Inc. intends to utilize approximately $50 million of the funds to acquire all of the real estate relating to the truck plaza business from the Company. Thereafter, the Company will remain on the truck plazas as an operating tenant paying lease payments to Able Energy, Inc. which will be substantially less than the present debt burden the Company is paying to its lenders. After the Asset Purchase Agreement is closed, Able Energy, Inc. intends to form a new wholly-owned subsidiary which entity will own and operate the truck plazas including the real estate. These actions are expected to lessen the Company’s working capital deficit (see Note 14 for a discussion relating to the related party loans and notes receivable).

(B-II)
13

Note 11 - Subsequent Events (Continued)

Management’s Plans to Restructure Truck Stop Operations (Continued)

The Company and Able Energy, Inc. entered into an Asset Purchase Agreement dated June 16, 2005. The agreement is subject to the stockholders of Able Energy, Inc. approving the issuance of restricted common stock as required under the agreement. The Company’s management believes that the stockholders of Able Energy, Inc. will approve this transaction on or before June 30, 2006.

Per the Agreement, the Company will sell to Able Energy, Inc. its assets relating to its truck stop operations, which includes travel stores, restaurants, diesel and gas fueling, and lube facilities and motels for 11,666,667 shares of restricted common stock of Able Energy, Inc.

Based upon Able Energy, Inc.’s acquisition of the Company’s real estate, the following loans of the Company will be paid as described below:

	Balance at March 30, 2006
	Current	Long-Term

GMAC Commercial	$7,126,166	$0
Avatar Income Fund	5,200,000	0
Avator Funding Group	8000,000	0
Capital Crossing Bank	4,318,220	0
Crown Financial	1,750,000	0
Fundex	2,100,000	0

In addition to the above loans, Able Energy, Inc. will also pay off certain loans which the Company obtained subsequent to September 30, 2005. These loans are described elsewhere in this note and were from Bridge Funding, Inc. (a $2,500,000 loan), and Columbian Bank & Trust Company (two loans totaling $10,000,000).

During the period from closing of the acquisition of the Company’s real estate to the date that the Company sells its assets relating to its truck stop operations, the Company will lease the truck stop real estate from Able Energy, Inc. for rent equal to Able Energy, Inc.’s related debt service on its financing.

After the completion of the sale of the Company’s truck stop business as described above, the Company’s operations will consist of the development of certain real estate projects located in New Hampshire and South Carolina. In addition to owning the stock in Able Energy, Inc., the Company will also continue to hold the related parties loans and notes receivable.

Note 12 - Fair Value of Financial Instruments

Management uses its best judgment in estimating the fair value of the Company’s financial instruments, however, there are inherent weaknesses in any estimation technique. Therefore, for substantially all financial instruments, the fair value estimates herein are not necessarily indicative of the amounts the Company could have realized in a sales transaction on the dates indicated. The estimated fair value amounts have been measured as of their respective year ends, and have not been reevaluated or updated for purposes of these financial statements subsequent to those respective dates. As such, the estimated fair values of these financial instruments subsequent to the respective reporting dates may be different than the amounts reported at each year end.

The following information should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only provided for a limited portion of the Company’s assets. Due to a wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful. The following methods and assumptions were used to estimate the fair values of the Company’s financial instruments at September 30, 2005:

(B-II)
14

Note 12 - Fair Value of Financial Instruments (continued)

Cash and Cash Equivalents, Accounts Receivable and Accounts Payable

The carrying amounts approximate fair value because of the short maturity of these instruments.

Loans and Notes Receivable

The fair value is estimated based upon current rates offered by the Company for instruments of the same remaining maturities. The Company has estimated that the fair values of these instruments approximate carrying amounts.

Variable Long-Term Debt

The carrying amounts approximate fair value because the interest rate is adjusted based upon market rates.

Fixed Long-Term Debt

The fair value is estimated based upon current rates offered to the Company for instruments of the same remaining maturities and upon the Company’s intention to pay off certain loans as part of its plans to restructure the truck stop operations. The Company has estimated that the fair values of these instruments approximate carrying amounts.

(B-II)
15

All American Plazas, Inc.
and Subsidiaries

Consolidated Financial Report

September 30, 2005

(B-III)

All American Plazas, Inc. and Subsidiaries
Table of Contents
September 30, 2005 and 2004

                                                                                                                                                                                     Page

Consolidated Financial Statements:

Independent Auditor’s Report on the Consolidated Financial Statements                                                        1

Consolidated Balance Sheets                                                                                                                                     2

Consolidated Statements of Operations                                                                                                                   2

Consolidated Statements of Stockholders' Equity                                                                                                 2

Consolidated Statements of Cash Flows                                                                                                                   2

Notes to Consolidated Financial Statements                                                                                                           2

Supplementary Information:

Independent Auditor’s Report on Supplementary Information                                                                           33

Consolidated Schedule of Operating Expenses                                                                                                      34

Consolidated Schedule of General and Administrative Expenses                                                                       35

Consolidated Schedule of Other Operating Income                                                                                              36

(B-III)

Independent Auditor’s Report
on the Consolidated Financial Statements

To the Stockholders
All American Plazas, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of All American Plazas, Inc. and subsidiaries (the Company) as of September 30, 2005, and the related consolidated statements of operations, stockholders’ equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. The consolidated financial statements of All American Plazas, Inc. and subsidiaries as of September 30, 2004 were audited by other auditors whose report, dated February 25, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of All American Plazas, Inc. and subsidiaries as of September 30, 2005, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 18 to the financial statements, the Company’s management expects to complete the sale of the Company’s assets relating to this truck stop operations in 2006. This represents a significant portion of the Company’s total assets and operations.

As discussed in Note 20 to the financial statements, the Company has updated its previously issued September 30, 2005 audited financial statements, opinion date November 23, 2005, to restate the description of rights the Company granted to its fuel supplier to convert payables into its common stock. Also as discussed in Note 20 to the financial statements, the Company has received an extension of time from one of its lenders relating to the completion of the sale of the Company’s assets to Able Energy, Inc.

The summarized financial statement information included in Note 16 was derived from the financial statements of Able Energy, Inc. for the year ended June 30, 2005, which were audited by other auditors.

Beard Miller Company LLP
Reading, Pennsylvania
November 23, 2005, except for Note 4 dated April 1, 2006,
  Note 5 dated January 31, 2006, Note 11 dated January 1, 2006,
  Note 13 dated December 14, 2005, Note 18 dated December 20 and 23, 2005, January 9 and 20, February 1, and
  March 21, 2006 and Note 20 dated May 17, 2006

(B-III)
1

All American Plazas, Inc. and Subsidiaries
Consolidated Balance Sheets
September 30, 2005 and 2004

	2005	2004
Assets
Current Assets

Cash and cash equivalents	$2,795,868	$1,792,588
Accounts receivable, less allowance for doubtful accounts of $127,825 and $70,474	2,927,586	2,089,947
Inventories	3,217,441	2,707,849
Prepaid expenses	486,077	590,065
Deposit on stock purchase of Able Energy, Inc.	0	200,000
Deferred income taxes	193,100	169,100
Other current assets, net of amortization	95,154	378,021

Total Current Assets	9,715,226	7,927,570

Property and Equipment

Land	22,118,543	15,982,734
Land improvements	2,255,494	2,226,690
Building and improvements	9,264,509	8,459,445
Equipment	1,312,871	1,084,789
Furniture and fixtures	140,048	140,048
Vehicles	233,079	47,745
Leasehold improvements	1,191,289	1,191,289
Construction in progress	169,721	172,433
Assets held for sale	564,190	0

	37,249,744	29,305,173

Accumulated depreciation and amortization	(3,225,594)	(1,657,862)

Total Property and Equipment, Net	34,024,150	27,647,311

Restricted Cash	75,000	75,000

Other Assets, Net of Amortization	500,572	552,203

Loans and Notes Receivable
Related parties, less allowance for doubtful accounts of $5,000,000 and $-0-	9,635,504	3,890,663
Other notes receivable	1,367,867	235,016

11,003,371	4,125,679

Investment in Able Energy, Inc	6,927,754	0

Total Assets	$62,246,073	$40,327,763

See notes to consolidated financial statements.

(B-III)
2

	2005	2004
Liabilities and Stockholders' Equity
Current Liabilities

Current portion of long-term debt	$30,622,329	$1,670,497
Accounts payable	11,975,387	5,997,750
Accrued expenses	1,456,228	1,103,505
Income tax liability	246,455	246,455

Total Current Liabilities	44,300,399	9,018,207

Deferred Compensation	93,363	57,842

Long-Term Debt, less Current Maturities	7,893,725	14,005,637

Deferred Income Taxes	5,214,100	5,995,100

Total Liabilities	57,501,587	29,076,786

Stockholders' Equity

Class A voting, common stock, $100 par value; authorized 100,000 shares; issued and outstanding 25,485 shares	2,548,516	2,548,516
Class B non-voting, common stock, $100 par value; authorized 100,000 shares; issued and outstanding 632 shares	63,200	63,200
Paid-in capital	8,585,556	8,585,556
Retained earnings (deficit)	(6,452,786)	53,705

Total Stockholders' Equity	4,744,486	11,250,977

Total Liabilities and Stockholders' Equity	$62,246,073	$40,327,763

(B-III)
3

All American Plazas, Inc. and Subsidiaries
Consolidated Statements of Operations
Years Ended September 30, 2005 and 2004

	2005	2004

Net Sales	$149,625,495	$131,017,165

Cost of Sales	(131,053,067)	(112,445,455)

Gross Profit	18,572,428	18,571,710

Other Operating Income (Expenses)

Operating expenses	(16,853,868)	(17,310,393)
General and administrative expenses	(2,703,846)	(2,200,111)
Other operating income	1,342,736	1,448,467

Total Other Operating Income (Expenses)	(18,214,978)	(18,062,037)

Income from Operations	357,450	509,673

Other Income (Expenses)
Interest expense	(3,069,781)	(1,394,332)
Other income	199,893	223,104
Interest income	510,896	215,258
Rental income	261,497	257,331
Loss on equity investment in Able Energy, Inc	(572,246)	0
Net gain (loss) on disposal of assets	800	(37,683)

Total Other Income (Expenses)	(2,668,941)	(736,322)

Loss before Income Tax Benefits	(2,311,491)	(226,649)

Income Tax Benefits	805,000	280,354

Net Income (Loss)	($1,506,491)	$53,705

(B-III)
4

All American Plazas, Inc. and Subsidiaries
Consolidated Statements of Stockholders' Equity
Years Ended September 30, 2005 and 2004

Class A Voting Common Stock	Class B Non-Voting Common Stock	Paid-in Capital	Retained Earnings (Deficit)	Total Stockholders’ Equity

Balance - October 1, 2003	$2,548,516	$63,200	$0	$0	$2,611,716

Change in ownership	0	0	8,585,556	0	8,585,556

Net income	0	0	0	53,705	53,705

Balance - September 30, 2004	2,548,516	63,200	8,585,556	53,705	11,250,977

Net loss	0	0	0	(1,506,491)	(1,506,491)

Change in allowance for uncollectible note receivable, related party	0	0	0	(5,000,000)	(5,000,000)

Balance - September 30, 2005	$2,548,516	$63,200	$8,585,556	($6,452,786)	$4,744,486

See notes to consolidated financial statements.

(B-III)
5

All American Plazas, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
Years Ended September 30, 2005 and 2004

	2005	2004
Cash Flows from Operating Activities

Net income (loss)	($1,506,491)	$53,705
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,105,489	1,825,940
Provision for doubtful accounts	118,650	39,083
Net (gain) loss on disposal of assets	(800)	37,683
Deferred income tax benefit	(805,000)	(111,000)
Equity in net loss of Able Energy, Inc.	572,246	0
(Increase) decrease in assets:
Accounts receivable	(956,289)	(328,558)
Inventory	(509,592)	(34,483)
Prepaid expenses and other assets	(99,257)	(50,791)
Increase (decrease) in liabilities:
Accounts payable	5,977,637	2,425,485
Accrued expense and deferred compensation	388,244	(275,740)
Income tax liability	0	246,455

Net Cash Provided by Operating Activities	5,284,837	3,827,779

Cash Flows from Investing Activities

Reduction to restricted cash	0	200,000
Deposit on stock purchase of Able Energy, Inc.	200,000	(200,000)
Purchase of equity investment in Able Energy, Inc.	(2,750,000)	0
Net payments to related parties for loans and notes receivable	(11,877,692)	(4,125,679)
Purchases of property and equipment	(7,943,785)	(607,934)

Net Cash Used in Investing Activities	(22,371,477)	(4,733,613)

Cash Flows from Financing Activities

Proceeds from loans and notes payable	20,863,681	2,850,000
Principal payments of loans and notes payable	(2,773,761)	(2,219,682)

Net Cash Provided by Financing Activities	18,089,920	630,318

Net Increase (Decrease) in Cash and Cash Equivalents	1,003,280	(275,516)

Cash and Cash Equivalents - Beginning	1,792,588	2,068,104

Cash and Cash Equivalents - Ending	$2,795,868	$1,792,588

Supplementary Cash Flows Information

Interest paid	$2,840,003	$1,394,332

Income taxes paid (refunded)	$0	($776,778)
Consolidated Statements of Cash Flows
Years Ended September 30, 2005 and 2004

See notes to consolidated financial statements.

(B-III)
6

All American Plazas, Inc. and Subsidiaries

.	2005	2004
Supplementary Schedule of Noncash Investing and
        Financing Activities

Term loan payable issued in exchange for common stock of Able Energy, Inc.	$4,750,000	$0

See notes to consolidated financial statements.

(B-III)
7

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 1 - Nature of Business

All American Plazas, Inc. (the “Company”) operates five full service travel plazas engaged in the retail sale of liquid fuels, truck service, sale of general merchandise, restaurant operations and lodging. The Company also operates three convenience stores and self-service fuel facilities. The Company offers standardized and consistent products and services to accommodate the varied needs of professional truck drivers and other motorists. Generally, these include separate gas and diesel fueling islands, truck maintenance and repair services, certified truck weighing scales, restaurants and travel and convenience stores offering an array of merchandise to cater to professional truck drivers and other motorists. The Company operates its facilities in Pennsylvania and Virginia. A significant portion of the Company’s sales and receivables are with companies in the trucking industry. The Company has aggregated its services into one reportable operating segment based on the distribution of products and services under one common site facility.

Note 2 - Significant Accounting Policies

Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, AAP Delaware, Inc., AAP Management, Inc, Harrisburg Gables Properties, Inc., Frystown Gables Properties, Inc., Carlyle Gables Properties, Inc., Carlyle Soco Properties, Inc., Doswell Properties, Inc., All American Realty and Construction, Inc. and All American Plazas of Strattanville, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Trade receivables are stated at outstanding balances, less an allowance for doubtful accounts. The allowance for doubtful accounts is established through provisions charged against income. Accounts deemed to be uncollectible are charged against the allowance and subsequent recoveries, if any, are credited to the allowance. The allowance for doubtful accounts is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management’s periodic evaluation of the adequacy of the allowance is based on past experience, agings of the receivables, adverse situations that may affect a customer’s ability to pay, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimates that may be susceptible to significant change.

(B-III)
8

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 2 - Significant Accounting Policies (Continued)

Inventories

Store groceries and merchandise inventory are stated at the lower of cost (determined on retail less markup basis) or market and all other inventories are stated at the lower of cost (determined on an average cost or first-in, first-out basis) or market. Inventories consist of liquid fuels, groceries, general merchandise and truck repair parts and tires.

Franchises

The franchise fees are amortized on a straight-line basis over 5 to 20 years, the terms of the related agreements. Franchise fees totaling $10,000 and $28,000 were incurred and added to other assets during the years ending September 30, 2005 and 2004. During 2004, fully amortized franchise fees no longer in service totaling $84,000 were removed. Franchise fees totaling $122,500 and $112,500 are included in current and long-term other assets, net of accumulated amortization of $54,094 and $48,516, at September 30, 2005 and 2004, respectively.

Deferred Financing Costs

Deferred financing costs represent loan closing costs incurred by the Company to obtain financing. These costs are being amortized on a straight-line basis over the term of the corresponding loan. The Company incurred costs totaling $193,241 and $784,390 for the years ended September 30, 2005 and 2004, respectively. Deferred financing costs totaling $1,319,626 and $1,126,384 are included in other assets, net of accumulated amortization of $792,306 and $260,144, at September 30, 2005 and 2004, respectively.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:

Years

Land improvements	7 - 20
Buildings and improvements	7 - 40
Equipment	3 - 5
Furniture and fixtures	5 - 7
Vehicles	3
Leasehold improvements	7 - 15

Property and equipment includes the cost of additions and those improvements which increase the capacity or lengthen the useful lives of the assets. Repairs and maintenance costs are expensed as incurred. Property retired or sold is removed from the assets and accumulated depreciation accounts and the resulting gain or loss is reflected in income.

Depreciation and amortization amounted to $1,567,732 and $1,657,862 in 2005 and 2004, respectively. Property and equipment are pledged as collateral for certain long-term obligations.

(B-III)
9

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 2 - Significant Accounting Policies (Continued)

Advertising Costs

The Company expenses all advertising costs as incurred. There are no capitalized advertising costs included in the balance sheets at September 30, 2005 and 2004. Total advertising expenses included in the statements of operations for the years ended September 30, 2005 and 2004 was $381,777 and $347,896, respectively.

Revenue Recognition

Sales of the Company’s full service travel plazas, convenience stores and self service fuel facilities are recognized at the time of sale or service.

Motor Fuel Taxes

The Company is charged motor fuel taxes by its fuel suppliers and these suppliers remit these taxes to governmental agencies. The Company then collects these taxes from consumers. These taxes were $29,575,783 and $29,348,030 for the years ended September 30, 2005 and 2004, respectively, and are included in net sales and cost of sales in the accompanying consolidated statements of operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash balances in excess of the $100,000 limit insured by the U.S. Federal Deposit Insurance Corporation and trade accounts receivable.

The Company purchased fuel of $117,176,701 and $92,264,658 for the years ended September 30, 2005 and 2004, respectively, from three vendors. Trade accounts payable at September 30, 2005 and 2004 included $10,712,855 and $4,656,422, respectively, to these vendors.

(B-III)
10

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 3 - Inventories

The composition of inventories at September 30, 2005 and 2004 is as follows:

	2005	2004

Store, restaurant and other merchandise	$1,008,737	$1,041,553
Liquid fuels	1,344,922	808,376
Garage tire, tubes, parts and other	893,782	887,920
Reserve for obsolescence	(30,000)	(30,000)

	$3,217,441	$2,707,849

Note 4 - Change in Ownership

During 2004, the Company’s stockholders sold their ownership interest in the Company to All American Industries Corp. (“AAI”) the nominee for Sharon Chelednik (“Owner”). AAI agreed to purchase 100% of the issued and outstanding stock of All American Plazas, Inc. (AAP). In executing and delivering the stock purchase agreement, AAI acted solely as the agent and nominee of the Owner. The new owners have no relationship to the former owners.

The sellers sold, assigned and transferred their entire ownership interest in the Company to AAI on October 3, 2003. The purchase price was $11,197,272. $4,000,000 was paid at closing, and AAI provided a note to the sellers for $7,197,272 for the balance. This promissory note is collateralized by, among other things, a second mortgage on certain real estate owned by the Company and is guaranteed by AAI and the Company. No interest is to be paid until the six-month anniversary of the note. This note bears interest at 8%. A payment for $3,000,000 should have been made to the prior owners on September 30, 2004. Starting October 2004, AAI was to make the first of eighty-three equal monthly payments of principal and interest with respect to the remaining balance of the note based upon a 15-year amortization schedule. This note was amended to provide interest only payments to the prior owners on the outstanding principal balance of the promissory note on the first day of each month until April 1, 2006, when AAI was required to make a payment of $3,000,000 to the prior owners. AAI, however, did not make this payment on April 1, 2006. AAI is then required to make the first of eighty-three equal monthly payments of principal and interest with respect to the remaining balance of the note based upon a 15-year amortization schedule.

In addition, related to this transaction, AAI obtained $6,000,000 in additional financing from PMJ Capital Corporation (“PMJ”) on October 3, 2003, which was collateralized by a first mortgage on the real estate described above. This loan was personally guaranteed by the president of AAI. Repayment terms were interest only, payable monthly at 16% or $80,000 for twelve months. The principal balance was due on October 2, 2004, but was not paid on this date. AAI continued to make interest payments in accordance with the PMJ loan agreements. The mortgage and any outstanding liabilities were satisfied as of April 19, 2005 and the mortgages on AAP property were discharged as collateral.

(B-III)
11

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 4 - Change in Ownership (Continued)

The Owner has the right at any time and without consent of the Nominee to assign all rights, title and interests to any successor they may choose and the Nominee shall continue to act on behalf of such successor in interest as it is required to under the terms of the nominee agreement. In addition, upon the request of the Owner, the Nominee shall immediately convey the stock of the Company to the Owner or the Owner’s designee, without consideration, at which time the nominee agreement would terminate.

AAI was also owned by Sharon Chelednik. On December 27, 2004, Sharon Chelednik assigned her ownership interest in AAI to the Chelednik Family Trust.

The sellers of the Company are entitled to any amount released from the environmental escrow related to the sale to Petro Stopping Center, Inc. of property in Carlisle, PA, previously owned by AAP. The escrow balance at closing approximated $537,000 and was not included as part of the purchase of the Company.

This acquisition was accounted for as a purchase pursuant to Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations.” As such, the cost to acquire the Company was allocated to assets and liabilities of the Company based upon their fair value of the consideration given at the date of acquisition.

The following table summarizes the Company’s purchase price allocation related to the acquisition of the Company based upon the estimated fair value of the assets acquired and liabilities assumed on the acquisition date.

Current assets	$7,643,606
Land	15,979,927
Property and equipment	12,754,688
Other assets	810,912

Total Assets Acquired	37,189,133

Current liabilities	(5,803,808)
Long-term debt	(14,251,360)
Deferred income taxes	(5,936,693)

Total Liabilities Assumed	(25,991,861)

Net Assets Acquired	$11,197,272

Based on management’s analysis of intangible assets in accordance with SFAS No. 141, experience in the industry and appraisals, management has deemed there is no value to intangible assets such as trademarks, trade names, customer lists and other intangible assets.

Additional paid-in capital of $8,585,556 represents the excess of the purchase price over the stock acquired by the Owner.

(B-III)
12

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 5 - Employee Stock Ownership Plan

Effective October 1, 1991, the Company established an employee stock ownership plan (“ESOP”) covering a majority of its full-time employees. Under the Plan, the Company is permitted to make annual contributions to a trust for the benefit of eligible employees in the form of either cash of common shares of the Company.

The ESOP sold its ownership interest in the Company as part of the change in ownership disclosed in Note 4 and received cash distributions of $273,338 at closing and a note of $721,876, which is part of the $7,197,272 note provided by AAI.

Through financing of $1,730,000 from Able Energy, Inc., disclosed in Note 9, the Company repaid the $721,876 note due to the ESOP shareholders in August, 2005. The Company plans to terminate the ESOP and the ESOP Trustee will distribute the funds to the participants. Application to terminate the ESOP was filed with the Internal Revenue Service on January 31, 2006.

Note 6 - Income Taxes

Net deferred tax liabilities consist of the following components as of September 30, 2005 and 2004:

	2005	2004

Deferred tax assets:
Accruals	$213,800	$156,800
Allowance for doubtful accounts	51,900	28,900
Federal and state loss carryforward	894,000	305,000
Equity method investment	231,000	0
Allowance for uncollectible note receivable, related parties	2,000,000	0
Other	33,900	30,900

Total Deferred Tax Assets	3,424,600	521,600

Valuation allowance	2,406,000	(305,000)

Net Deferred Tax Asset	1,018,600	216,600

Deferred tax liabilities:
Property and equipment	6,039,600	6,042,600

Net Deferred Tax Liabilities	($5,021,000)	($5,826,000)

(B-III)
13

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 6 - Income Taxes (Continued)

The components giving rise to the net deferred tax liabilities described above have been included in the accompanying balance sheets as of September 30, 2005 and 2004 as follows:

	2005	2004

Current assets	$193,100	$169,100
Noncurrent liabilities	(5,214,100)	(5,995,100)

	($5,021,000)	($5,826,000)

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. The net change in the valuation allowance for the years ended September 30, 2005 and 2004 was an increase of $2,101,000 and $54,000, respectively.

At September 30, 2005, the Company has federal and state net operating loss carryforwards of approximately $1,600,000 and $4,200,000, respectively, which expire at various times through 2024.

The provision for income tax benefits consisted of the following at September 30, 2005 and 2004:

	2005	2004
Federal:
Current	$0	($169,354)
Deferred	(730,000)	(84,000)
	(730,000)	(253,354)

State, deferred	(75,000)	(27,000)

	($805,000)	($280,354)

The income tax provision for 2004 differs from that which would result from applying federal statutory tax rates to income before income taxes because a valuation allowance has been provided to reduce deferred tax assets to the amount that is more likely than not to be realized.

Note 7 - Assets Held for Sale

The Company is attempting to sell the property previously occupied by it’s SOCO Travel Plaza. In the opinion of the Company’s management, this property has a net realizable value which exceeds it’s carrying value. In December 2005, the Company entered a definitive agreement for the sale of this property for an amount that substantially exceeds the carrying value. Pursuant to the terms of the sales agreement, this sale is expected to consummate in April 2006. The carrying value for this property is $564,190 for 2005.

(B-III)
14

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 8 - Bank Line of Credit and Commercial Letter of Credit

On May 27, 2004, the Company and AAI entered into a co-borrowing agreement to obtain financing with The Greenwich Bank & Trust Company for a $1,000,000 commercial line of credit and to obtain a $200,000 commercial letter of credit. Loan closing costs related to the line of credit were $92,995, and are fully amortized at September 30, 2005.

The commercial line of credit was obtained for working capital needs and was to be secured by the collateral assignment of a $1,000,000 depository account to be established with the bank. The Company never funded the collateral requirement, but management plans to collateralize and draw down on this credit line in the future. The line bears interest at the Wall Street Journal prime rate. The line of credit expires on May 27, 2006. This line is guaranteed by Sharon Chelednik. There were no outstanding balances under the line of credit, or letter of credit, at September 30, 2005 and 2004.

In addition, the Company has a letter of credit for $75,000 outstanding with a municipality to ensure continued performance of the Company’s sewage treatment facility. This letter is collateralized by a certificate of deposit with M & T Bank, which is reflected as restricted cash as of September 30, 2005 and 2004.

Note 9 - Long-Term Debt

Long-term debt payable at September 30, 2005 and 2004 was as follows:

	2005	2004

Term loans to GMAC Commercial (“GMACC”)(1)	$7,427,343	$7,949,623
Term loan, Capital Crossing Bank(2)	4,478,551	4,841,172
Interest only loan, Fundex(3)	2,100,000	2,100,000
Interest only loan, PMJ(4)	0	750,000
Term loan, Tim Harrington(5)	4,750,000	0
Interest only loan, Avatar Income Fund(6)	6,450,000	0
Interest only loan, Avatar Funding Group(6)	2,050,000	0
Term loan, Lilac(7)	5,000,000	0
Interest only loan, Able Energy(8)	1,730,000	0
Interest only loan, Crown Financial(9)	1,250,000	0
Note Payable CT Realty(11)	3,039,402	0
Other(10)	240,758	35,339

	38,516,054	15,676,134

Current portion	(30,622,329)	(1,670,497)

	$7,893,725	$14,005,637

(B-III)
15

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 9 - Long-Term Debt (Continued)

(1)
The term loans with GMACC in the original amount of $4,000,000 and $6,000,000 are collateralized by first liens and security interests on the real estate at the Clarks Ferry, PA and Frystown, PA locations, respectively, as well as these locations’ equipment, personal property, inventory, cash proceeds, receivables and general intangibles. Monthly principal and interest payments are $40,868 and $61,303, respectively. These notes bear interest at 9% and mature in July 2014. In accordance with loan covenants, the Company must meet a minimum cash flow covenant, as defined, on a quarterly basis. The Company was in violation of this covenant for the year ended September 30, 2005. As a result, the Company has classified all of this debt as current at September 30, 2005.

(2)
The term loan with Bay View Bank in the original amount of $7,800,000 is collateralized by a first lien and security interests on the real estate at the Milton, PA location, as well as this location’s equipment, personal property, inventory, cash proceeds, receivables and general intangibles. In accordance with this loan, the Company must meet a minimum cash flow covenant, as defined, on a quarterly basis. At September 30, 2003 and for the fiscal year then ended, the Company was in violation of this covenant. The institution, however, has consented on March 19 and April 27, 2004 to waive acceleration related to this covenant for the fiscal year ended September 30, 2003 through October 1, 2004. On March 19, 2004, the Company entered into an agreement with Bay View Bank which, in addition to waiving the financial covenant discussed above, also modified the loan’s repayment terms. This agreement required the Company to make a $1,400,000 accelerated principal payment with the remaining principal being repaid in modified monthly payments with interest through June 2014. The agreement modified the interest rate to the higher of 4% above LIBOR or 6%, with the interest rate adjustment being made quarterly. The modified monthly payment, including interest at 6%, is approximately $60,000. At this time, Bay View Bank assigned their interest in this loan to Capital Crossing Bank. Loan closing costs and fees related to this loan modification totaled $309,000. Loan closing costs are included in deferred financing costs, net of amortization. The Company was in violation of the minimum cash flow covenant for the year ended September 30, 2005. As a result, the Company has classified all of this debt as current at September 30, 2005.

(3)
The loan to Fundex Capital Corporation for $2,100,000 is collateralized by a second mortgage on the Milton, PA location. It is also guaranteed by Sharon Chelednik. Proceeds of $1,400,000 were used to fund the accelerated principal payment that was paid to Bay View Bank, as noted previously. The remaining proceeds of $700,000 were used to pay loan closing costs of $224,094 and the remaining $475,906 was loaned to AAI, the nominee of the Company. Loan closing costs are included in deferred financing costs, net of amortization. Repayment terms are interest only, payable monthly at the Wall Street Journal prime rate plus 8.5%, with a minimum rate of 12.5% and a maximum rate as defined by the United States Small Business Administration. The principal balance, originally due on October 1, 2005, has been extended until April 1, 2006.

(4)
The $750,000 promissory note with PMJ Capital Corporation for renovations on the Doswell, VA Motel was satisfied as part of the Avatar loan refinancing on April 19, 2005 and the mortgage on AAP property was discharged as collateral.

(B-III)
16

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 9 - Long-Term Debt (Continued)

(5)
On December 15, 2004, Timothy Harrington, Chief Executive Officer of Able Energy, Inc. (“Able”), sold an aggregate of 1,007,300 shares of Able’s common stock to the Company. The purchase price for the sale was $7,500,000, of which $2,750,000 was paid in cash and the Company issued promissory notes in the aggregate principal amount of $4,750,000 to Mr. Harrington. For the first 12 months, only interest at 8.5% is payable to Mr. Harrington. Thereafter, principal and interest shall be payable on a monthly basis based upon a twenty-year amortization with a balloon payment due December 2009. In the event the Company and Able were to enter into any transaction pursuant to which the promissory notes become an obligation of Able and Able enters into a material financing transaction, the notes will become immediately due and payable. The promissory notes are collateralized by a pledge of 1,000,000 shares of the Able’s common stock owned by the Company (the "Pledge").

(6)
The Company obtained financing of $6,450,000 from Avatar Income Fund I, LLC and $2,050,000 from Avatar Funding Group, LLC (“Avatar”) on April 14, 2005, which are collateralized by a first, second or third mortgage on certain real estate owned by the Company and are guaranteed by an officer of the Company. This financing was used to pay the $6,000,000 AAI PMJ loan obligation included in Note 4 and the $750,000 PMJ obligation of the Company included in Note 9. At closing, the Company paid total closing fees of $527,385 and any legal and inspection fees required for this refinancing. Repayment terms for these loans are interest only, payable monthly at the Wall Street Journal prime rate plus 7%, with a minimum rate of 11%, starting June 1, 2005. Unpaid principal and accrued interest is due on November 1, 2005, the maturity date. The Company has the option to extend these loans for an additional six months, providing there have been no defaults and the Company pays Avatar a 2% extension fee prior to the maturity date. This option was exercised and the maturity date of the Avatar Notes has been extended to May 1, 2006. The notes were originally due November 2005, and the extension was not finalized until December 2005. As a result the Company incurred late fees on each of the notes in the amount of $645,000 and $205,000 respectively. Upon execution of the extension the lenders mutually agreed to waive late fees in the amount of $516,000 and $164,000, respectively. If the Company defaults on the notes the waived fees will be immediately due and payable to the lender.

(7)
In June 2005, the Company obtained financing in the amount of $5,000,000 from Lilac Ventures Master Fund Ltd (Lilac) for working capital of the Company and for purposes of acquiring from CT Realty LLC, all of the issued and outstanding stock of Yosemite Development Corp. and 100% of the Membership\Unit interests in Mountainside Development, LLC. The loan is evidenced by secured debentures, which shall be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR plus 4%, payable on a quarterly basis beginning October 1, 2005. The loan is collateralized by real estate owned by the Company in Pennsylvania and New Hampshire. In the event that Able Energy does not complete the acquisition of certain of the Company’s assets as disclosed in Note 18, prior to the expiration of the twelve month anniversary of the loan, the Company shall be considered in default of the loan. The mandatory prepayment amount due upon this event of default would be the greater of 125% of the principal amount or an amount as defined in the secured debenture agreement. Pursuant to the Additional Investment Right between the Company and Lilac, Lilac may loan the Company up to an additional $5,000,000 on the same terms and conditions as the initial $5,000,000 loan, except for the conversion price of the debentures.

If the acquisition of certain of the Company’s assets by Able Energy is consummated, this loan may be assumed by Able Energy.

(B-III)
17

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 9 - Long-Term Debt (Continued)

(8)
On July 27, 2005, Able made a loan in the amount of $1,730,000 to the Company and the Company executed and delivered a promissory note for the full amount of the loan in favor of Able. Under the terms of the promissory note, the outstanding principal of the loan bears interest at the rate of 3.5% per annum. All payments of principal and accrued interest are due by March 30, 2006. The promissory note is collateralized by a lien on 1,000,000 shares of Able common stock owned by the Company, on which there exists a prior lien held by Timothy Harrington, and by certain real estate of the Company. Subsequently, the Company increased the interest rate from 3.5% to 6.5% and pledged the Breezewood lease as additional collateral.

(9)
On January 12, 2005, the Company entered into an agreement to factor accounts receivable with Crown Financial, LLC (“Crown”). In accordance with the agreement, the Company received a $2,000,000 initial advance from Crown. On the 15th and 30th of each month, the Company has agreed to pay Crown a fee equal to 2.5% of outstanding advances from the preceding period with a lump sum payable October 2005. Subsequent to September 30, 2005, the terms were extended through March 2006. The note is also guaranteed by an Officer of the Company and two individuals.

Crown requires the Company to maintain a coverage ratio of 125%, defined as the sum of the amount of eligible accounts plus the amount of cash on deposit to the amount of outstanding advance. If the Company falls below this ratio, Crown may require the Company to repurchase accounts or make payments to Crown to reduce the amount of outstanding advance so the coverage ratio increases to 125%.

(10)
The company purchased various vehicles and a computerized retail system for two of its locations during this fiscal year. The installment notes have monthly payment amounts ranging from $368 - $1,680 including interest from 6.9% - 10.2% thru August 2010. The loans are collateralized by their related vehicles and equipment.

On September 18, 2001, the Company entered into a promissory note for $89,600 to purchase 448 shares of Series B - non-voting stock from a former employee. Principal and interest payments are payable annually over five years at an interest rate of 7.75%.

(11)
On May 26, 2005, the Company acquired the real estate of certain properties in New Hampshire from CT Realty in the amount of $6,700,000. This acquisition was funded through the partial proceeds of the loan from Lilac as presented in the above note 7 in the amount of $3,200.000. The remaining amount of $3,500,000 is a note payable to CT Realty at 8% per year with interest only until maturity in May 2010. This note was netted with receivables owed to the Company by CT Realty bringing the amount of the note to $3,039,402.

Maturities of the long-term debt are as follows:

Years Ending September 30,
2006	$30,622,329
2007	157,520
2008	171,366
2009	186,038
2010	3,216,644
Thereafter	4,162,157

$38,516,054

(B-III)
18

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 10 - Management Services and Other Notes Receivable

The Company provides management services to Keystone Shortway 76, Inc.(“KS76”) and the two truck stops owned by KS76 in accordance with the management agreement dated April 7, 2004.

The Company provides services to the truck stops in connection with the management and administration of all aspects of the business of the truck stops in the state of Pennsylvania on a triple net basis and have an option, but not obligation to purchase the assets and/or stock of the truck stops at the end of the term of the agreement, which is April 7, 2006.

At September 30, 2005 and 2004, the Company has an amount receivable from KS76 totaling $821,967 and $235,016, which is included in notes receivable other. If the Company chooses to exercise its option to purchase these truck stops, any amounts due from KS76 will be applied against this purchase price. If the Company does not exercise its purchase option, KS76 shall execute a promissory note for amounts outstanding to be paid over a twenty-four month period at an interest rate of 5.5%.

The Company has a promissory note from Alleco Stone, Inc in the amount of $545,900. This note is due and payable on July 31, 2006 and is non-interest bearing.

Note 11 - Operating Leases

The Company leases its Petro truck stop in Breezewood, PA. This location has two lease agreements: one for the facilities and the second for a parking lot. The facilities lease expired on December 31, 2005 and was subsequently renewed for a five-year term on January 1, 2006. Monthly rent for the facilities is $35,000 under the renewal. The parking lot lease has a five-year term from March 1, 2004 through February 28, 2009 with five-year renewal options through 2028. Monthly rent expense for the parking lot is $8,155.

The following is a schedule of future minimum lease payments required under non-cancelable lease agreements; these payments do not include renewal options that are available with each of the leases:

Years Ending September 30,
2006	$504,360
2007	517,860
2008	517,860
2009	460,775
2010	420,000

$2,420,855

The total rental expense included in the statement of operations under lease obligations for the year ended September 30, 2005 and 2004 was $468,660 and $594,648, respectively. Rental expense includes both amounts paid under non-cancelable lease arrangements and month-to-month arrangements.

(B-III)
19

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 12 - Significant Estimates

At September 30, 2005 and 2004, the Company has two locations where environmental investigations and certain remediation procedures are ongoing. Both of these locations have been approved for coverage under the Pennsylvania Underground Storage Tank Indemnification Fund, which reimburses certain remediation costs. Additionally during 2005, the Company has had a specific environmental matter identified at another location and the Company is pursuing corrective action procedures.

The nature and full extent of future clean up and remediation costs have been estimated but not yet fully determined. The Company’s accrued liability, which represents its portion of estimated remediation costs, was $170,000 and $50,000 at September 30, 2005 and 2004, respectively. Due to the uncertainty of the total future remediation costs, the ultimate total cost could change in the coming year, as additional information becomes available.

Note 13 - Commitments

The Company renewed its fuel supply agreement on January 12, 2005, which obligates it to purchase a significant portion of its diesel fuel from Transmontaigne Product Services, Inc. (TPSI) through January 31, 2006. On December 14, 2005, the Company extended this agreement through January 31, 2007. The agreement provides for pricing based on the net Oil Price Information Service (“OPIS”) and the lowest daily prices.

The Company entered into franchise agreements with Petro Stopping Centers, L.P. (Petro) for its Breezewood, PA and Milton, PA locations during 1998. In accordance with these agreements, royalties are due to Petro based upon sales at varying percentages. For the years ended September 30, 2005 and 2004, the royalty expenses totaled approximately $504,000 and $515,000, respectively.

Note 14 - Related Party Transactions

The Company’s owner also controls other companies whose operations are similar to those of the Company. The owner is in a position to, and in the future may, influence the net income of the Company.

The Company has Promissory notes for amounts due from AAI and other related parties owned by AAI or with common ownership to AAI. These transactions consist of net payments paid on behalf of the related party by the Company and for allocations of management services provided to these related parties. These notes bear interest at 12% per annum and the entire principal and interest on the note is due twelve months from the date of the note, however, the related party has a right to extend the payment of the note for two additional one year terms by notifying the Company in writing of such extension. The related parties exercised the option for two additional one-year periods on August 30, 2004.

(B-III)
20

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 14 - Related Party Transactions (Continued)

Balances due to the Company from related parties at September 30, 2005 and 2004 were as follows:

	2005	2004

All American Industries, Corp.(1)	$12,455,273	$2,433,247
Energy Management & Supply Corp.(2)	983,010	250,763
Carney Properties & Energy Corporation(2)	765,551	881,325
Yosemite Development Corp.(2)	0	135,862
St. John’s at Kent LLC (2)	419,524	185,808

(1) Nominee for the Owner of the Company and related through common ownership.
(2) Related through common ownership.

Interest income related to these notes for the year ended September 30, 2005 and 2004, was $510,896 and $208,510. In addition to the above notes, $12,146 and $3,658 of other miscellaneous related party receivables were due to the Company at September 30, 2005 and 2004.

The Company’s management expects All American Industries, Corp. to have access to funds ultimately received by the Chelednik Family Trust from the Able Energy, Inc. transactions described in Note 18, Management’s Plans to Restructure the Truck Stop Operations. The Company’s management plans to pursue the collection of this amount, however, it has provided an allowance against the total balance of $5,000,000 at September 30, 2005. Under generally accepted accounting principles, this allowance for related party debt generally is viewed in essence as a capital transaction. Accordingly, this change in allowance is reported in the 2005 financial statements as a decrease in retained earnings.

Mr. Gregory Frost, Esquire, represented the Company, AAI and other affiliated companies, as general legal counsel. In addition, Mr. Gregory Frost served as a director of the Company until his resignation on March 31, 2005 and owns approximately 15.5% of the Company. Legal expense and reimbursement included in the consolidated statement of operations for the years ended September 30, 2005 and 2004 was $28,956 and $173,820, respectively. After his resignation as a Company director, Mr. Frost became General Counsel of Able Energy, Inc. In October 2005, Mr. Frost accepted the Chief Executive Officer and Chairman of the Board positions with Able Energy, Inc.

(B-III)
21

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 15 - Contingencies

The Company is currently, and from time-to-time, subject to claims and suits arising in the ordinary course of its business. In certain such actions, plaintiffs request punitive or other damages of nonmonetary relief, which may not be covered by insurance. The Company accrues for potential liabilities involved in these matters as they become known and can be reasonably estimated. In the Company’s opinion, the various asserted claims and litigation in which the Company is currently involved are not reasonably likely to have a material adverse effect on the Company’s operations or financial position. However, no assurance can be given as to the ultimate outcome with respect to such claims and litigation. The resolution of such claims and litigation could be material to the Company’s operating results.

Note 16 - Investment in Able Energy, Inc. (Restated, see Note 20 for Explanation)

In December 2004, the Company purchased 1,007,300 shares of Able Energy, Inc. (“Able”) common stock. The purchase price for the stock was $7,500,000 of which $2,750,000 was paid in cash and the Company issued promissory notes in the aggregate amount of $4,750,000. The cash payment was financed through the assistance of one of the Company’s fuel suppliers, which extended its credit line to the Company. In exchange for the credit line extension, the Company provided the fuel supplier the right until June 1, 2006 to convert between $3,000,000 and $6,000,000 of the Company’s payable to the supplier into common stock of the Company at a conversion price of $3 per share. In the event that a business combination between the Company and Able Energy, Inc. is completed and the debt of the Company is assumed by the new combined entity, the fuel supplier will then have the right to convert the aforementioned amounts into common stock of the new combined entity by June 1, 2006.

The investment in Able Energy, Inc. is accounted for on the equity method. At the time of the initial investment, the difference between the cost of the investment and the underlying equity in the net assets of Able Energy, Inc. amounted to approximately $6,200,000. The Company’s management has attributed approximately $5,100,000 of this difference to intangibles which are not amortized. The remaining difference of approximately $1,100,000 has been attributed to property and equipment and is being amortized based upon lives of assets ranging from 10 to 40 years.

The equity loss for the year ended September 30, 2005 was $523,766, based on the financial statements of Able Energy, Inc. for the six months ended June 30, 2005. In addition to this loss, the Company has recognized an additional loss of $48,480 relating to the amortization of the difference in the investment cost and the underlying equity in Able Energy, Inc.’s net assets.

(B-III)
22

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 16 - Investment in Able Energy, Inc. (Restated, see Note 20 for Explanation) (Continued)

The trading price per share for Able Energy, Inc. as of September 30, 2005 was $13.04. The information below is summarized from the annual 10-k filing of Able Energy, Inc. for their year ended June 30, 2005.

2005

Assets
Current assets	$6,230,307
Property and equipment, net	4,544,835
Other assets	1,979,418

Total Assets	$12,754,560

Liabilities and Shareholders’ Equity
Current liabilities	$6,550,350
Deferred income and taxes	184,196
Long-term debt, less current maturities	3,961,899

Shareholders’ Equity	2,058,115

Total Liabilities and Equity	$12,754,560

Statement of Operations
Net sales	$61,964,825

Gross profit	$5,986,870

Operating expenses	$7,129,468

Loss from operations	($1,142,598)

Other expenses	($964,171)

Net loss	($2,110,257)

The Company’s proportionate share of Able Energy, Inc. unaudited loss as reported in the financial statements for the quarter ended September 30, 2005 was $394,583.

(B-III)
23

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 17 - Variable Interest Entities

In December 2003, the FASB issued revised Interpretation No. 46, “Consolidation of Variable Interest Entities.” Interpretation No. 46 requires nonpublic companies with a variable interest in a variable interest entity to apply this guidance as of the beginning of the period beginning after December 15, 2004 for existing interests and immediately for new interests. The application of the guidance could result in the consolidation of a variable interest entity. The potential variable interest entities would be the related parties identified in Note 14. The Company is currently evaluating whether the Company is the primary beneficiary of such relationships and, if so, the impact of this interpretation on financial position and results of operations.

It is reasonably possible that the Company will consolidate All American Industries Corp. (“AAI”) as a variable interest entity when the Interpretation becomes effective. As discussed in Note 4, AAI is the nominee for the owner of AAP. In addition, AAI holds debt which is payable to the former owners of AAP. This debt, which AAP has guaranteed and which is collateralized by certain real estate of AAP, totals approximately $6,500,000 at September 30, 2005.

During the years ended September 30, 2005 and 2004, AAP made advances to AAI for interest expense related to acquisition debt and for allocation of overhead as follows:

	2005	2004

Interest paid to seller (see Note 4)	$572,000	$244,000
Interest paid to PMJ (see Note 4)	580,000	800,000
Corporate overhead	398,000	352,000

In addition, the Company recognized interest income on the related party receivable from AAI for the years ended September 30, 2005 and 2004, totaling approximately $267,000 and $113,000, respectively.

Note 18 - Subsequent Events

Crown Financial, LLC (“Crown”)

On December 20, 2005, the Company entered into an agreement with Crown, whereby an additional advance in the amount of $500,000 was made available under the accounts receivable factoring arrangement previously disclosed in Note 9. Upon receiving the additional advance, the term was extended through March 30, 2006. Loan proceeds of $250,000 were used for working capital purposes, and the remaining $250,000 was advanced to an affiliated entity.

(B-III)
24

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 18 - Subsequent Events (Continued)

Nova Ten Realty Acquisition of Carney Properties and Energy

On January 9, 2006 a contract of sale was executed, whereby Nova Ten Realty Corp, a wholly owned subsidiary of the Company, agreed to purchase all the real estate and assets of a truck stop location for which the company was previously providing management services for the sum of $3,600,000. The purchase price was paid as follows: $2,100,000 to Sovereign Bank to satisfy the outstanding mortgage on the property, and a $1,500,000 Note and second mortgage payable to the Seller. At closing, $2,500,000 was borrowed by the Company and Nova Ten Realty (as co-makers) from Bridge Funding, Inc., who has taken a first mortgage lien on the property now owned by Nova Ten Realty. Proceeds of the loan were used to satisfy the Sovereign Bank Loan of $2,100,000 and the balance was used to cover interest reserve, closing costs and a loan to a related party. Repayment terms for this loan are interest only, payable monthly at the Wall Street Journal prime rate plus 8.75%, with a minimum rate of 16% per annum for twelve months. Unpaid principal and accrued interest after twelve months is due in full on February 1, 2007.

Columbian Bank & Trust Company

On January 9, 2006, the Company obtained financing of $3,500,000 from Columbian Bank & Trust Company (“Columbian”), collateralized by a mortgage position in certain real estate owned by the Company. A portion of the financing was used to pay $500,000 of the principal due under a loan with Avatar Funding Group and $500,000 of a loan with Avatar Income Fund, such obligations previously disclosed in Note 9-Long Term Debt. The remaining proceeds of the loan were used as follows: $1,600,000 for working capital, $450,128 in loan closing, legal and title fees, $201,250 held in escrow for an interest reserve and the balance of $248,622 was loaned to a related party.  Repayment terms for this loan are interest only, payable monthly at the Wall Street Journal Prime rate plus 4.50%. There is no prepayment penalty on the loan, provided a minimum interest of $201,250 has been accrued and paid as of the date the loan is paid off. Unpaid principal and accrued interest is due in full on July 9, 2006. The Company has an option to extend this loan for an additional six months, provided the Company pays Columbian an extension fee of 2% of the outstanding balance, plus an amount of interest reserve equal to two months interest at the rate then in effect.

(B-III)
25

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 18 - Subsequent Events (Continued)

Columbian Bank & Trust Company (Continued)

On February 1, 2006, the Company obtained financing of $6,500,000 from Columbian Bank & Trust Company (“Columbian”), collateralized by a mortgage position in certain real estate owned by the Company and Keystone Capital Group. A portion of the financing was used to pay $750,000 of the principal due under a loan with Avatar Funding Group and $750,000 of a loan with Avatar Income Fund, such obligations previously disclosed in Note 9-Long Term Debt. The remaining proceeds of the loan were used as follows: $1,257,127 to satisfy outstanding mortgages on properties previously owned by Keystone Shortway 76, Inc, (see Note 10-Management Services), $2,500,000 for working capital, $390,000 in loan closing fees, $59,550 for legal and title fees in connection with the closing, $186,875 held in escrow for an interest reserve and the balance of $606,448 was loaned to a related party. Repayment terms for this loan are interest only, payable monthly at a fixed rate of 11.50%. There is no prepayment penalty on the loan, provided a minimum interest of $186,875 has been accrued and paid as of the date the loan is paid off. Unpaid principal and accrued interest is due in full on August 1, 2006.

Acquisition of Assets in Keystone Shortway 76, Inc.

On February 1, 2006, upon satisfying the outstanding mortgage notes on properties owned by Keystone Shortway 76, Inc.(“KS76”), exchanging the other note receivable due to the Company, and issuing a note payable of $300,000 to a secured creditor, Keystone Capital, Inc., a wholly owned subsidiary of the Company completed the acquisition of the assets of KS76. The note payable is due on June 1, 2006, and is non-interest bearing.

Entrepreneurial Growth Capital, LLC (“EG Capital”)

On December 23, 2005, the Company entered in to an agreement with EG Capital to borrow funds based on the future stream of cash flow from certain credit card transactions. The amount of the initial advance was $900,000, with a Note being signed for the repayment of $945,000 over the life of the loan. As part of the agreement, credit card receivables due from MasterCard and Visa sales are remitted directly to EG Capital, who retains 15% of the proceeds for application to the Note. EG Capital forwards the remaining 85% of the proceeds of receipts to the Company on a daily basis. It is anticipated, based on historical transaction amounts, that this obligation will be satisfied during 2006. A loan fee in the amount of $25,000 was paid to a consultant who assisted in obtaining this financing.

(B-III)
26

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 18 - Subsequent Events (Continued)

Acquisition of St Johns Realty Corporation

On January 20, 2006, the Company obtained financing in the amount of $2,500,000 from Lilac Ventures Master Fund Ltd (Lilac) for the purpose of acquiring all of the assets of St Johns Realty Corporation. The loan is evidenced by secured debentures, which is to be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR plus 4%, payable on a quarterly basis beginning April 1, 2006. The loan is collateralized by real estate in New Hampshire owned by St Johns Realty and the Companies equity interest in St Johns Realty. In the event that Able Energy does not complete the acquisition of the Company as disclosed in this footnote, prior to the expiration of the twelve month anniversary of the loan, the Company shall be considered in default of the loan. Pursuant to the Additional Investment Right between the Company and Lilac, Lilac may loan the Company up to an additional $2,500,000 on the same terms and conditions as the initial $2,500,000 loan, except for the conversion price of the debentures.

Agreement with Comdata

On March 21, 2006, the Company began the final implementation phase to out source a significant amount of it’s billing and collection of accounts receivable to the Comdata Corporation(“Comdata”). Comdata will assume the receivables transacted on the effective date of the agreement and moving forward from that date. Comdata will not be responsible for the collection of the associated outstanding receivables of the Company prior to the effective date. The Company will be paid for these receivables at a discounted amount to their face value in accordance with the agreement on a weekly basis. Comdata reserves the right to maintain recourse with the Company on certain receivables as mutually agreed to prior to the effective date of this program.

Management’s Plans to Restructure Truck Stop Operations

At September 30, 2005, the Company has current liabilities in excess of current assets of $34,585,173. The Company also has a large amount of loans and notes receivable from related parties. As described below, the Company has entered into an Asset Purchase Agreement with Able Energy, Inc. for the sale of the Company’s assets relating to its truck stop operations. In addition, Able Energy, Inc. has filed a Form 8k announcing it is in the process of raising $65 million by the sale of secured notes. Able Energy, Inc. intends to utilize approximately $50 million of the funds to acquire all of the real estate relating to the truck plaza business from the Company. Thereafter, the Company will remain on the truck plazas as an operating tenant paying lease payments to Able Energy, Inc. which will be substantially less than the present debt burden the Company is paying to its lenders. After the Asset Purchase Agreement is closed, Able Energy, Inc. intends to form a new wholly-owned subsidiary which entity will own and operate the truck plazas including the real estate. These actions are expected to lessen the Company’s working capital deficit (see Note 14 for a discussion relating to the related party loans and notes receivable).

(B-III)
27

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 18 - Subsequent Events (Continued)

Management’s Plans to Restructure Truck Stop Operations (Continued)

The Company and Able Energy, Inc. entered into an Asset Purchase Agreement dated June 16, 2005. The agreement is subject to the stockholders of Able Energy, Inc. approving the issuance of restricted common stock as required under the agreement. The Company’s management believes that the stockholders of Able Energy, Inc. will approve this transaction on or before June 30, 2006.

Per the Agreement, the Company will sell to Able Energy, Inc. its assets relating to its truck stop operations, which includes travel stores, restaurants, diesel and gas fueling, and lube facilities and motels for 11,666,667 shares of restricted common stock of Able Energy, Inc.

Based upon Able Energy, Inc.’s acquisition of the Company’s real estate, the following loans of the Company will be paid as described below:

	Balance at September 30, 2005
	Current	Long-Term

GMAC Commercial	$7,427,343	$0
Avatar Income Fund	6,450,000	0
Avator Funding Group	2,050,000	0
Capital Crossing Bank	4,478,551	0
Crown Financial	1,250,000	0
Fundex	2,100,000	0

In addition to the above loans, Able Energy, Inc. will also pay off certain loans which the Company obtained subsequent to September 30, 2005. These loans are described elsewhere in this note and were from Crown Financial (an additional $500,000 loan), Bridge Funding, Inc. (a $2,500,000 loan), and Columbian Bank & Trust Company (two loans totaling $10,000,000).

During the period from closing of the acquisition of the Company’s real estate to the date that the Company sells its assets relating to its truck stop operations, the Company will lease the truck stop real estate from Able Energy, Inc. for rent equal to Able Energy, Inc.’s related debt service on its financing.

After the completion of the sale of the Company’s truck stop business as described above, the Company’s operations will consist of the development of certain real estate projects located in New Hampshire and South Carolina. In addition to owning the stock in Able Energy, Inc., the Company will also continue to hold the related parties loans and notes receivable.

(B-III)
28

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 19 - Fair Value of Financial Instruments

Management uses its best judgment in estimating the fair value of the Company’s financial instruments, however, there are inherent weaknesses in any estimation technique. Therefore, for substantially all financial instruments, the fair value estimates herein are not necessarily indicative of the amounts the Company could have realized in a sales transaction on the dates indicated. The estimated fair value amounts have been measured as of their respective year ends, and have not been reevaluated or updated for purposes of these financial statements subsequent to those respective dates. As such, the estimated fair values of these financial instruments subsequent to the respective reporting dates may be different than the amounts reported at each year end.

The following information should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only provided for a limited portion of the Company’s assets. Due to a wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful. The following methods and assumptions were used to estimate the fair values of the Company’s financial instruments at September 30, 2005:

Cash and Cash Equivalents, Accounts Receivable and Accounts Payable

The carrying amounts approximate fair value because of the short maturity of these instruments.

Loans and Notes Receivable

The fair value is estimated based upon current rates offered by the Company for instruments of the same remaining maturities. The Company has estimated that the fair values of these instruments approximate carrying amounts.

Variable Long-Term Debt

The carrying amounts approximate fair value because the interest rate is adjusted based upon market rates.

Fixed Long-Term Debt

The fair value is estimated based upon current rates offered to the Company for instruments of the same remaining maturities and upon the Company’s intention to pay off certain loans as part of its plans to restructure the truck stop operations. The Company has estimated that the fair values of these instruments approximate carrying amounts.

(B-III)
29

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004

Note 20 - Restatement

Subsequent to the issuance of the Company’s annual report for the year ended September 30, 2005, the Company determined that it incorrectly described the conversion rights related to the extension of credit with its fuel supplier as described in Note 16. The first paragraph of Note 16 has been amended to more accurately portray the conversion available. This amendment has no effect on the balance sheet or statement of operations for the Company as of and for the year ended September 30, 2005.

Also subsequent to the issuance of the Company’s 2005 annual report, the Company received an extension of time from Lilac Ventures Master Fund Ltd. (Lilac) relating to the requirement that Able Energy complete the acquisition of certain of the Company’s assets by June 2006 (see Note 9 (7)). Lilac has extended the default provisions relating to Able Energy’s completion of the acquisition of certain of All American Plazas, Inc.’s assets until approximately August 28, 2006.

(B-III)
30

Independent Auditor’s Report on Supplementary Information

To the Stockholders

All American Plazas, Inc. and Subsidiaries

Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

The basic consolidated financial statements for the year ended September 30, 2004 were audited by other auditors whose report, dated February 25, 2005, expressed an unqualified opinion on those financial statements. Their report as of the same date on the supplementary information stated that, in their opinion, such information was fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Beard Miller Company LLP
Reading, Pennsylvania
November 23, 2005

(B-III)
31

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004
Consolidated Schedule of Operating Expenses
Years Ended September 30, 2005 and 2004

	2005	2004

Wages and salaries	$6,611,193	$6,981,379
Custodial labor	189,028	254,518
Benefits and payroll taxes	1,198,360	1,343,737
Employee meals	86,954	67,600
Environmental	316,541	101,649
Equipment rental	68,756	88,203
Rent	468,660	586,512
Utilities	1,272,658	1,242,877
Repairs and maintenance	872,680	839,701
Supplies	909,477	819,314
Refuse and snow removal	217,898	273,332
Uniforms and laundry	103,529	99,077
Depreciation	1,518,280	1,627,466
Real estate taxes	306,259	289,035
Vehicle repairs	129,570	119,903
Advertising	381,777	347,896
Promotional fees	178,594	258,999
Travel and entertainment	1,176	1,364
Dues and subscriptions	43,792	43,689
Telephone	136,255	143,653
Insurance	1,130,465	1,067,291
Franchise fees	570,284	560,143
Miscellaneous taxes	34,180	34,933
Postage	12,177	9,038
Miscellaneous	95,325	109,084

	$16,853,868	$17,310,393

(B-III)
32

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004
Consolidated Schedule of General and Administrative Expenses
Years Ended September 30, 2005 and 2004

	2005	2004

Wages and salaries	$846,016	$907,181
Benefits and payroll taxes	186,556	124,260
Officers life insurance	60,324	0
Rent	5,080	8,136
Utilities	4,850	3,787
Repairs and maintenance	31,730	24,483
Equipment rental	4,305	4,637
Vehicle repairs	45,981	44,329
Supplies	35,148	24,614
Depreciation	49,466	30,396
Amortization	537,743	168,078
Real estate taxes	45,991	14,261
Advertising	40,289	56,294
Travel and entertainment	12,576	13,383
Dues and subscriptions	20,776	21,792
Telephone	60,466	78,141
Professional fees	272,245	426,313
Miscellaneous taxes	85,326	54,684
Postage	30,957	26,043
Contributions	9,013	355
Promotional fees	0	16,467
Bad debt expense	118,650	39,083
Collection	44,664	34,989
Exchange loss	0	41,500
Miscellaneous	155,694	36,905

	$2,703,846	$2,200,111

(B-III)
33

All American Plazas, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2005 and 2004
Consolidated Schedule of Other Operating Income
Years Ended September 30, 2005 and 2004

	2005	2004

Commission income	$212,217	$227,786
Vending income	299,672	358,840
Scales	644,278	685,783
Showers	186,569	176,058

	$1,342,736	$1,448,467

(B-III)
34

All American Plazas, Inc. and Subsidiaries

(B-III)
35

ALL AMERICAN PLAZAS, INC.AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2004

Audited Financial Statements

All American Plazas, Inc.
and Subsidiaries

September 30, 2004

(B-IV)
F-1

ALL AMERICAN PLAZAS, INC.AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2004

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

TABLE OF CONTENTS

Page

Independent Auditor's Report                                    F-3

Financial statements

Consolidated balance sheet                                                                                                                             F-4

Consolidated statement of operations                                           F-6

Consolidated statement of changes in stockholders’ equity                                                                     F-7

Consolidated statement of cash flows                                                                                                           F-8

Notes to consolidated financial statements                                                                                                  F-10

Supplementary information

Independent Auditor’s Report on
 Supplementary Information                                                                                                                            F-21

Consolidated schedule of operating expenses                                                                                             F-22

Consolidated schedule of general and administration expenses                                                               F-23

Consolidated schedule of other operating income                                                                                      F-24

(B-IV)
F-2

ALL AMERICAN PLAZAS, INC.AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2004

INDEPENDENT AUDITOR'S REPORT

To the Stockholders
All American Plazas, Inc. and Subsidiaries
Bethel, Pennsylvania

We have audited the accompanying consolidated balance sheet of All American Plazas, Inc. and subsidiaries as of September 30, 2004 and the related consolidated statement of operations, changes in stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of All American Plazas, Inc. and subsidiaries as of September 30, 2004, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.

As discussed in Notes 4 and 6 to the financial statements, the Company has updated its previously issued September 30, 2004 audited financial statements, opinion date February 25, 2005, to restate purchase accounting to reflect temporary differences between tax and financial basis assets related to their deferred tax calculation and to include additional disclosures in accordance with SFAS No. 141. In addition, the Company has restated income tax liability and income tax benefits to reflect amounts due to the government.

/s/ Maier Markey Menashi LLP

February 25, 2005, except for Notes 4 and 9 dated April 19, 2005, Note 14 dated
March 31, 2005 and Note 16 dated April 14, June 1, June 16, July 27 and August 15, 2005 and except for revised Notes 4, 6 and 7 dated November 18, 2005
White Plains, New York

(B-IV)
F-3

ALL AMERICAN PLAZAS, INC.AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2004

ASSETS
Current assets:
Cash	$1,792,588
Accounts receivable, less allowance for
doubtful accounts of $70,474	2,089,947
Inventory	2,707,849
Prepaid expenses	590,065
Deposit on stock purchase of Able Energy, Inc.	200,000
Deferred income taxes	169,100
Other current assets, net of amortization	378,021
Total current assets	7,927,570
Property and equipment, net of accumulated
depreciation and amortization	27,647,311
Restricted cash	75,000
Other assets, net of amortization	552,203
Loans and notes receivable from related parties	4,125,679
$40,327,763
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,997,750
Accrued expenses	1,103,505
Income tax liability	246,455
Current portion of long-term debt	1,670,497
Total current liabilities	9,018,207
Deferred compensation	57,842
Long-term debt, less current maturities	14,005,637
Deferred income taxes	5,995,100
Stockholders’ equity:
Class A voting, common stock, $100 par value, 100,000
shares authorized, 25,485 shares issued and outstanding	2,548,516
Class B non-voting, common stock, $100 par value, 100,000
shares authorized, 632 shares issued and outstanding	63,200
Additional paid-in capital	8,585,556
Retained earnings	53,705
Total stockholders’ equity	11,250,977
$40,327,763
The accompanying notes are an integral part of these statements.

(B-IV)
F-4

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

NET SALES, including motor fuel taxes	$131,017,165

COST OF SALES, including motor fuel taxes	112,445,455

GROSS PROFIT	18,571,710

OTHER OPERATING INCOME (EXPENSES)

Operating expenses	(17,310,393)
General and administrative expenses	(2,200,111)
Other operating income	1,448,467

Total other operating income (expenses)	(18,062,037)

OPERATING INCOME	509,673

OTHER INCOME (EXPENSE)

Interest expense	(1,394,332)
Other income	223,104
Interest income	215,258
Rental income	257,331
Loss on disposal of assets, net of gains	(37,683)

Total other income (expense)	(736,322)

LOSS BEFORE INCOME TAX BENEFITS	(226,649)

INCOME TAX BENEFITS	280,354

NET INCOME	$53,705

(B-IV)
F-5

ALL AMERICAN PLAZAS, INC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHNAGES IN STOCKHOLDERS’ EQUITY
FOR THE YEAR ENDED SEPTEMBER 30, 2004

	Class A	Class B
	Voting	Non-Voting			Total
	Common	Common	Paid-in	Retained	Stockholders'
	Stock	Stock	Capital	Earnings	Equity

Balance, October 1, 2003	$2,548,516	$63,200	$-	$-	$2,611,716
Change in ownership (Note 4)	-	-	8,585,556	-	8,585,556
Net income	-	-	-	53,705	53,705
Balance, September 30, 2004	$2,548,516	$63,200	$8,585,556	$53,705	$11,250,977

The accompanying notes are an integral part of these statements.

(B-IV)
F-6

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEARS ENDED SEPTEMBER 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$53,705
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	1,825,940
Loss on disposal of assets, net of gains	37,683
Deferred income tax benefit	(111,000)
(Increase) decrease in:
Accounts receivable	(289,475)
Inventory	(34,483)
Prepaid expenses and other assets	(50,791)
Increase (decrease) in:
Accounts payable	2,425,485
Income tax liability	246,455
Accrued expense and deferred compensation	(275,740)
Net cash provided by operating activities	3,827,779

CASH FLOWS FROM INVESTING ACTIVITIES:
Reduction to restricted cash	200,000
Deposit on stock purchase of Able Energy, Inc.	(200,000)
Net payments to related parties for loans and notes receivable	(4,125,679)
Purchases of property and equipment	(607,934)
Net cash used by investing activities	(4,733,613)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans and notes payable	2,850,000
Principal payments of loans and notes payable	(2,219,682)
Net cash provided by financing activities	630,318

Net decrease in cash	(275,516)
Cash at beginning of year	2,068,104
Cash at end of year	$1,792,588
Supplemental cash flow disclosures:
Cash paid during the year for:
Interest	$1,394,332
Income taxes (refunded)	$(776,778)

The accompanying notes are an integral part of these statements.

(B-IV)
F-7

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 1 - Basis of presentation and summary of significant accounting policies

Nature of business
All American Plazas, Inc. (“the Company”) operates five full service travel plazas engaged in the retail sale of liquid fuels, truck service, sale of general merchandise, restaurant operations and lodging. The Company also operates three convenience stores and self-service fuel facilities. The Company offers standardized and consistent products and services to accommodate the varied needs of professional truck drivers and other motorists. Generally, these include separate gas and diesel fueling islands, truck maintenance and repair services, certified truck weighing scales, restaurants and travel and convenience stores offering an array of merchandise to cater to professional truck drivers and other motorists. The Company operates its facilities in Pennsylvania and Virginia. A significant portion of the Company's sales and receivables are with companies in the trucking industry. The Company has aggregated its services into one reportable operating segment based on the distribution of products and services under one common site facility.

Basis of consolidation
The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, AAP Delaware, Inc. and AAP Management, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash equivalents
For the purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

(B-IV)
F-8

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Accounts receivable, less allowance for doubtful accounts
Trade receivables are stated at outstanding balances, less an allowance for doubtful accounts. The allowance for doubtful accounts is established through provisions charged against income. Accounts deemed uncollectible are charged against the allowance and subsequent recoveries, if any, are credited to the allowance. The allowance for doubtful accounts is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management's periodic evaluation of the adequacy of the allowance is based on experience, aging of the receivables, adverse situations that may affect a customer's ability to pay, current economic conditions and other relevant factors. This evaluation is inherently subjective, as it requires estimates that may be susceptible to significant change.

Inventories
Store groceries and merchandise inventory are stated at the lower of cost (determined on retail less markup basis) or market and all other inventories are stated at the lower of cost (determined on an average cost or first-in, first-out basis) or market. Inventories consist of liquid fuels, groceries and general merchandise.

(B-IV)
F-9

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 1 - Basis of presentation and summary of significant accounting policies (continued)

Franchises
The franchise fees are amortized on a straight-line basis over 5 to 20 years, the terms of the related agreements. Franchise fees totaling $28,000 were incurred and added to other assets during the year. Fully amortized franchise fees no longer in service totaling $84,000 were removed. Franchise fees totaling $112,500 are included in current and long-term other assets, net of accumulated amortization of $48,516 at September 30, 2004.

Deferred financing costs
Deferred financing costs represent loan closing costs incurred by the Company to obtain financing. These costs are being amortized on a straight-line basis over the term the corresponding loan. During the year, the Company incurred costs totaling $784,390. Deferred financing costs totaling $1,126,384 are included in other assets, net of accumulated amortization of $260,144 at September 30, 2004.

Property and equipment
Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:
Years
Land improvements	7-20
Buildings and improvements	7-40
Equipment	3-5
Furniture and fixtures	5-7
Vehicles	3
Leasehold improvements	7-15
Property and equipment includes the cost of additions and those improvements, which increase the capacity or lengthen the useful lives of the assets. Repairs and maintenance costs are expensed as incurred. Property retired or sold is removed from the assets and accumulated depreciation accounts and the resulting gain or loss is reflected in income.

Advertising costs
The Company expenses all advertising costs as incurred. There are no capitalized advertising costs included in the balance sheet at September 30, 2004. Total advertising expenses included in the statement of operations for the year ended September 30, 2004 was $347,896.

Revenue recognition
Sales of the Company’s full service travel plazas, convenience stores and self service fuel facilities are recognized at the time of sale or service.

(B-IV)
F-10

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 1 - Basis of presentation and summary of significant accounting policies (continued)

Motor fuel taxes
The Company is charged motor fuel taxes by its fuel suppliers and these suppliers remit these taxes to governmental agencies. The Company then collects these taxes from consumers. These taxes were $29,348,030 for the year ended September 30, 2004 and are included in net sales and cost of sales in the accompanying consolidated statement of operations.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Concentration of credit risk
Financial instruments, which potentially subject the Company to concentrations of credit risk consist principally of cash balances in excess of the $100,000 limit insured by the U.S. Federal Deposit Insurance Corporation and trade accounts receivable.

During the year, the Company purchased fuel of $92,264,658 from three vendors. Trade accounts payable at September 30, 2004 included $4,656,422 to these vendors.

Note 3 - Inventories
The composition of inventory at September 30, 2004 is as follows:

Store, restaurant and other merchandise	$1,041,553
Liquid fuels	808,376
Garage tire, tubes, parts and other	887,920
Reserve for obsolescence	(30,000)
$2,707,849

(B-IV)
F-11

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 4 - Change in ownership - restated
The Company's stockholders sold their ownership interest in the Company to All American Industries Corp (“AAI”) the nominee for Sharon Chelednik (“Owner”). AAI agreed to purchase 100% of the issued and outstanding stock of AAP. In executing and delivering the stock purchase agreement, AAI acted solely as the agent and nominee of the Owner. The new owners have no relationship to the former owners.

The sellers sold, assigned and transferred their entire ownership interest in the Company to AAI on October 3, 2003. The purchase price was $11,197,272. $4,000,000 was paid at closing, and AAI provided a note to the sellers for $7,197,272 for the balance. This promissory note is collateralized by, among other things, a second mortgage on certain real estate owned by the Company and is guaranteed by AAI and the Company. No interest is to be paid until the six-month anniversary of the note. This note bears interest at 8%. A payment for $3,000,000 should have been made to the prior owners on September 30, 2004. Starting October 2004 AAI was to make the first of eighty-three equal monthly payments of principal and interest with respect to the remaining balance of the note based upon a 15-year amortization schedule. This note was amended to provide interest only payments to the prior owners on the outstanding principal balance of the promissory note on the first day of each month until December 1, 2005 when AAI will make a payment of $3,000,000 to the prior owners. AAI will then make the first of eighty-three equal monthly payments of principal and interest with respect to the remaining balance of the note based upon a 15-year amortization schedule.

In addition, related to this transaction, AAI obtained $6,000,000 in additional financing from PMJ Capital Corporation (“PMJ”) on October 3, 2003, which was collateralized by a first mortgage on the real estate described above. This loan was personally guaranteed by the president of AAI. Repayment terms were interest only, payable monthly at 16% or $80,000 for twelve months. The principal balance was due on October 2, 2004, but was not paid on this date. AAI continued to make interest payments in accordance with the PMJ loan agreements. The mortgage and any outstanding liabilities were satisfied as of April 19, 2005 and the mortgages on AAP property were discharged as collateral.

The Owner has the right at any time and without consent of the Nominee to assign all rights, title and interests to any successor they may choose and the Nominee shall continue to act on behalf of such successor in interest as it is required to under the terms of the nominee agreement. In addition, upon the request of the Owner, the Nominee shall immediately convey the stock of the Company to the Owner or the Owner’s designee, without consideration, at which time the nominee agreement would terminate.

AAI was also owned by Sharon Chelednik. On December 27, 2004, Sharon Chelednik assigned her ownership interest in AAI to the Chelednik Family Trust.

(B-IV)
F-12

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 4 - Change in ownership - restated (continued)
The sellers of the Company are entitled to any amount released from escrow related to the sale to Petro Stopping Center, Inc. of property in Carlisle, PA previously owned by AAP. The escrow balance at closing approximated $537,000 and was not included as part of the purchase of the Company.

This acquisition was accounted for as a purchase pursuant to Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations.” As such, the cost to acquire the Company was allocated to assets and liabilities of the Company based upon their fair value of the consideration given at the date of acquisition.

The Company has updated its previously issued September 30, 2004 audited financial statements, opinion February 25, 2005, to restate purchase accounting to reflect temporary differences between tax and financial basis assets related to their deferred tax calculation and to include additional disclosures in accordance with SFAS No. 141. Land value and deferred income taxes have been increased by $5,006,900 to reflect this change. Notes 6 and 7 have also been revised for this restatement.

The following table summarizes the Company’s purchase price allocation related to the acquisition of the Company based upon the estimated fair value of the assets acquired and liabilities assumed on the acquisition date.

Current assets	$7,643,606
Land	15,979,927
Property and equipment	12,754,688
Other assets	810,912
Total assets acquired	37,189,133

Current liabilities	(5,803,808)
Long-term debt	(14,251,360)
Deferred income taxes	(5,936,693)
Total liabilities assumed	(25,991,861)

Net assets acquired	$11,197,272

Based on management’s analysis of intangible assets in accordance with SFAS No. 141, experience in the industry and appraisals, management has deemed there is no value to intangible assets such as trademarks, trade names, customer lists and other intangible assets.

Additional paid-in capital of $8,585,556 represents the excess of the purchase price over the stock acquired by the Owner.

(B-IV)
F-13

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 5 - Employee stock ownership plan
Effective October 1, 1991 the Company established an employee stock ownership plan (“ESOP”) covering a majority of its full-time employees. Under the plan, the Company is permitted to make annual contributions to a trust for the benefit of eligible employees in the form of either cash of common shares of the Company.

The ESOP sold its ownership interest in the Company as part of the change in ownership disclosed Note 4 and received a cash distributions of $273,338 at closing and a note of $721,876, which is part of the $7,197,272 note provided by AAI.

Through financing of $1,730,000 from Able Energy, Inc., disclosed in Note 16, the Company repaid the $721,876 note due to the ESOP. The Company plans to terminate the ESOP and distribute the funds to the participates.

Note 6 - Income taxes - restated
As discussed in Note 4 the Company has updated its previously issued September 30, 2004 audited financial statements, opinion date February 25, 2005, to restate purchase accounting to reflect temporary differences between tax and financial basis assets related to their deferred tax calculation. In addition, the Company has restated income tax liability and income tax benefits in the amount of $246,455 to reflect amounts due to the government.

Net deferred tax liabilities consist of the following components as of September 30, 2004

Deferred tax assets: Accruals	$156,800
Allowance for doubtful accounts	28,900
Federal and state loss carryforward	305,000
Other	30,900
Total deferred tax assets	521,600
Valuation allowance	(305,000)
Net deferred tax asset	216,600
Deferred tax liability:
Property and equipment	6,042,600
Total deferred tax liabilities	6,042,600
Net deferred tax liabilities	$(5,826,000)

(B-IV)
F-14

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 6 - Income taxes - restated (continued)
The components giving rise to the net deferred tax liabilities described above have been included in the accompanying balance sheet as of September 30, 2004 as follows:

Current assets	$169,100
Noncurrent liabilities	(5,995,100)
$(5,826,000)

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. The net change in the valuation allowance for the year ended September 30, 2004 was a increase of $54,000.

At September 30, 2004, the Company has federal and state net operating loss carryforwards of approximately $125,196 and $2,792,604, respectively, which expire at various times through 2014.

The provision for income tax benefits consisted of the following at September 30, 2004:

Federal
Current	$(169,354)
Deferred	(84,000)
(253,354)
State, deferred	(27,000)
$(280,354)

The income tax provision for 2004 differs from that which would result from applying federal statutory tax rates to income before income taxes because a valuation allowance has been provided to reduce deferred tax assets to the amount that is more likely than not to be realized.

Note 7- Property and equipment - restated for land value
Major classifications of property and equipment at September 30, 2004 was as follows:

Land	$15,982,734
Land improvements	2,226,690
Building and improvements	8,459,445
Equipment	1,084,789
Furniture and fixtures	140,048
Vehicles	47,745
Leasehold improvements	1,191,289
Construction in progress	172,433

29,305,173
Less: Accumulated depreciation and amortization	(1,657,862)
$27,647,311

(B-IV)
F-15

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 7- Property and equipment - restated for land value (continued)
Depreciation and amortization amounted to $1,657,862 in 2004. Property and equipment are pledged to secure certain long-term obligations.

During January 2004, the Company ceased operations at its Carlisle Truck Plaza location. The Company leased space for this location, which expired on July 31, 2004 and chose not to renew this lease. Irremovable assets totaling $903,033 net of accumulated depreciation of $851,639 were disposed of by the Company in 2004. This resulted in a loss on disposition of assets of $51,394.

Note 8 - Bank line of credit and commercial letter of credit
On May 12, 2004, the Company and AAI entered into a co-borrowing agreement to obtain financing with The Greenwich Bank & Trust Company for a $1,000,000 commercial line of credit and to obtain a $200,000 commercial letter of credit. Loan closing costs related to the line of credit were $92,995, which are included in deferred financing costs, net of current year amortization.

The commercial line of credit was obtained for working capital needs and was to be secured by the collateral assignment of a $1,000,000 depository account to be established with the bank. The Company never funded the collateral requirement, but management plans to collateralize and draw down on this credit line in the future. The line bears interest at the Wall Street Journal prime rate. The line of credit expires on May 27, 2006.

The commercial letter of credit was obtained in the amount of $200,000 and the beneficiary is Trans Montaigne Product Service, Inc. This letter of credit was to be secured by the collateral assignment of a $200,000 certificate of deposit to be established with the bank. This cash requirement was also never funded, so this letter of credit is inactive.

In addition, the Company has a letter of credit for $75,000 outstanding with a municipality to ensure continued performance of the Company’s sewage treatment facility. This letter is collateralized by a certificate of deposit with M & T Bank, which is reflected as restricted cash as of September 30, 2004.

(B-IV)
F-16

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 9 - Long term debt
Long-term debt payable at September 30, 2004 was as follows:

Term loans, GMAC Commercial (“GMACC”) (1)	$7,949,623
Term loan, Capital Crossing Bank (2)	4,841,172
Interest only loan, Fundex (3)	2,100,000
Interest only loan, PMJ (4)	750,000
Other (5)	35,339

15,676,134
Less: current portion	(1,670,497)

$14,005,637

(1)
The term loans with GMACC in the original amount of $4,000,000 and $6,000,000 are collateralized by first liens and security interests on the real estate at the Clarks Ferry, PA and Frystown, PA locations, respectively, as well as these locations' equipment, personal property, inventory, cash proceeds, receivables and general intangibles. Monthly principal and interest payments are $40,868 and $61,303, respectively. These notes bear interest at 9% and mature in July 2014. In accordance with loan covenants, the Company must meet a minimum cash flow covenant, as defined, on a quarterly basis. At September 30, 2004 and for the fiscal year then ended, the Company was in compliance with this covenant.

(2)
The term loan with Bay View Bank in the original amount of $7,800,000 is collateralized by a first lien and security interests on the real estate at the Milton, PA location, as well as this location’s equipment, personal property, inventory, cash proceeds, receivables and general intangibles. In accordance with this loan, the Company must meet a minimum cash flow covenant, as defined, on a quarterly basis. At September 30, 2003 and for the fiscal year then ended, the Company was in violation of this covenant. The institution, however, has consented on March 19 and April 27, 2004 to waive acceleration related to this covenant for the fiscal year ended September 30, 2003 through October 1, 2004. On March 19, 2004, the Company entered into an agreement with Bay View Bank, which, in addition to waiving the financial covenant discussed above, also modified the loan's repayment terms. This agreement required the Company to make a $1,400,000 accelerated principal payment with the remaining principal being repaid in modified monthly payments with interest through June 2014. The agreement modified the interest rate to the higher of 4% above LIBOR or 6%, with the interest rate adjustment being made quarterly. The modified monthly payment, including interest at 6%, is approximately $55,000. At this time, Bay View Bank assigned their interest in this loan to Capital Crossing Bank. Loan closing costs and fees related to this loan modification totaled $309,000. Loan closing costs are included in deferred financing costs, net of current year amortization.

(B-IV)
F-17

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 9 - Long term debt (continued)

(3)
To fund the $1,400,000 accelerated principal payment to Bay View Bank, the Company obtained a new loan from Fundex Capital Corporation for $2,100,000. The remaining proceeds of $700,000 were used to pay loan closing costs of $224,094 and the remaining $475,906 was loaned to AAI, the nominee of the Company. In addition, $52,000 of additional closing costs were paid at closing. Loan closing costs are included in deferred financing costs, net of current year amortization. Repayment terms are interest only, payable monthly at the Wall Street Journal prime rate plus 8.5%, with a minimum rate of 12.5% and a maximum rate as defined by the United States Small Business Administration. The principal balance is due on October 1, 2005. The loan is collateralized by a second mortgage on the Milton, PA location and a related party property located in Plymouth, New Hampshire.

(4)
On June 30, 2004, the Company entered into a $750,000 promissory note with PMJ Capital Corporation for renovations on the Doswell, VA Motel. The proceeds were used to pay closing costs of $96,133 and the remaining $653,867 was loaned to AAI, the nominee of the Company. In addition, $10,168 of additional closing costs were paid at closing. Loan closing costs are included in deferred financing costs, net of current year amortization. When needed, AAI transfers funds to AAP to cover Doswell, VA Motel renovations. Repayment terms are interest only, payable monthly at 16% or $10,000 for twelve months. The principal balance is due in July 2005. The loan is collateralized by a second mortgage on the Doswell, VA location. The mortgage and any outstanding liabilities were satisfied as of April 19, 2005 and the mortgage on AAP property was discharged as collateral.

(5)
On September 18, 2001, the Company entered into a promissory note for $89,600 to purchase 448 shares of series B - Non-Voting Stock from a former employee. Principal and interest payments are payable annualy over five years at an interest rate of 7.75%.

Maturities of the long-term portion are as follows:

Years ending September 30,
2006	$3,093,590
2007	1,055,175
2008	1,141,127
2009	1,234,360
2010	1,335,511
Thereafter	6,145,874

$14,005,637

(B-IV)
F-18

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 10 - Management services
The Company provides management services to Strattanville, Inc and the two truck stops owned by Strattanville in accordance with the management agreement dated April 7, 2004.

The Company provides services to the truck stops in connection with the management and administration of all aspects of the business of the truck stops in the state of Pennsylvania on a triple net basis and shall further have an option but not obligation to purchase the assets and/or stock of the truck stops at the end of the term of the agreement, which is one year. On April 7, 2005 the management agreement was extended for an additional six months.

At September 30, 2004, the Company has an amount receivable from Strattanville totaling $235,016, which is included in loans and notes receivable from related parties. If the Company chooses to exercise its option to purchase these truck stops, any amounts due from Strattenville will be applied against this purchase price. If the Company does not exercise its purchase option, Strattenville shall execute a promissory note for amounts outstanding to be paid over a twenty-four month period at an interest rate of 5.5%.

Note 11- Operating leases
The Company leased two truck stop facilities: Carlisle Texaco, PA and Breezewood, PA Petro. The Carlisle Texaco lease expired July 31, 2004 and the Company did not renew this lease. This truck stop was closed as discussed in Note 7. The Breezewood Petro location has two lease agreements: one for the facilities and the second for a parking lot. The facilities lease expires on December 31, 2005 and has the option to renew. The parking lot lease expired on July 31, 2003. Management rented this parking lot on a monthly basis until they negotiated a lease renewal, for a five-year term from March 1, 2004 through February 28, 2009 with five-year renewal options through 2028. Monthly rent expense for the parking lot is $8,155.

The following is a schedule of future minimum lease payments required under non-cancelable lease agreements; these payments do not include renewal options that are available with each of the leases:

Years ending September 30:
2005	$463,860
2006	189,360
2007	97,860
2008	97,860
2009	40,775
$889,715

The total rental expense included in the statement of operations under lease obligations for the year ended September 30, 2004 was $594,648. Rental expense includes both amounts paid under non-cancelable lease arrangements and month-to--month lease arrangements.

(B-IV)
F-19

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 12 - Significant estimates
At September 30, 2004, the Company has two locations where environment investigations and certain remediation procedures are ongoing. Both of these locations have been approved for coverage under the Pennsylvania Underground Storage Tank Indemnification Fund, which reimburses certain remediation costs.

The nature and full extent of future clean up and remediation costs have been estimated but not yet fully determined. The Company's accrued liability, which represents its portion of estimated remediation costs, was $50,000 at September 30, 2004. Due to the uncertainty of the total future remediation costs, the ultimate total cost could change in the coming year, as additional information becomes available.

(B-IV)
F-20

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEARS ENDED SEPTEMBER 30, 2004

Note 13 - Commitments
The Company has a fuel supply agreement, which obligates it to purchase a significant portion of its diesel fuel from Petroleum Products Corporation (Petroleum) through June 14, 2005 which, the company chose not to renew. The contract does not call for any fixed or minimum quantities. The agreement provides for pricing based on the average daily prices of the four lowest posted prices of major suppliers.

The company entered into a fuel supply agreement on January 12, 2004, which was subsequently amended September 21, 2004, which obligates it to purchase a significant portion of its diesel fuel from Transmontaigne Product Services Inc. (TPSI) through December 31, 2005. The contract does not call for any fixed or minimum quantities. The agreement provides for pricing based on the net Oil Price Information Service (“OPIS”) and the lowest daily prices.

The Company entered into franchise agreements with Petro Stopping Centers, L.P. (Petro) for its Breezewood, PA and Milton, PA locations during 1998. In accordance with these agreements, royalties are due to Petro based upon sales at varying percentages. For the year ended September 30, 2004 the royalty expenses totaled approximately $515,000.

Note 14 - Related party transactions
The Company’s Owner also controls other companies whose operations are similar to those of the Company. The Owner is in a position to, and in the future may, influence the net income of the Company.

(B-IV)
F-21

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 14 - Related party transactions (continued)
Promissory note - line of credit agreements were entered into on November 30, 2003 for amounts due from AAI and other related parties owned by AAI or with common ownership to AAI. These transactions consist of net payments paid on behalf of the related party by the Company and for allocations of management services provided to these related parties. These notes bear interest at 12% per annum and the entire principle and interest on the note shall be due twelve months from the date of the note, however, the related party shall have a right to extend the payment of the note for two additional one year terms by notifying the Company in writing of such extension. The related parties exercised the option for two additional one-year periods on August 30, 2004.

Balances due to the Company from related parties at September 30, 2004 were as follows:

	Receivable	Total Credit Limit

All American Industries, Corp. (1)	$2,433,247	$3,500,000

Energy Management & Supply Corp. (2)	$250,763	$300,000

Carney Property Corporation (2)	$881,325	$1,000,000

Yosemite Development Corp. (2)	$135,862	$250,000

St. John’s at Kent LLC (2)	$185,808	$200,000

(1)	Nominee for the Owner of the Company and related through common ownership.
(2)	Related through common ownership.

Interest income related to these notes for the year ended September 30, 2004 was $208,510. In addition to the above notes, $3,658 of other miscellaneous related party receivables were due to the Company at September 30, 2004.

Mr. Gregory Frost, Esq. represented the Company, AAI and other affiliated companies as general legal counsel. In addition, Mr. Gregory Frost served as a director of the Company until his resignation on March 31, 2005. Legal expense and reimbursement included in the consolidated statement of operations for the year ended September 30, 2004 was $173,820.

(B-IV)
F-22

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Notes 15 - Contingencies
The Company is currently, and is from time-to-time, subject to claims and suits arising in the ordinary course of its business. In certain such actions, plaintiffs request punitive or other damages or nonmonetary relief, which may not be covered by insurance. The Company accrues for potential liabilities involved in these matters as they become known and can be reasonably estimated. In the Company's opinion, the various asserted claims and litigation in which the Company is currently involved are not reasonably likely to have a material adverse effect on the Company's operations or financial position. However, no assurance can be given as to the ultimate outcome with respect to such claims and litigation. The resolution of such claims and litigation could be material to the Company's operating results.

Note 16 - Subsequent events

Able Energy, Inc.
On December 15, 2004, Timothy Harrington, Chief Executive Officer of Able Energy, Inc. ("Able"), sold an aggregate of 1,007,300 shares of Able’s common stock to the Company. The purchase price for the sale was $7,500,000, of which $2,750,000 was paid in cash and the Company issued promissory notes in the aggregate principal amount of $4,750,000 to Mr. Harrington. For the first 12 months, only interest is payable to Mr. Harrington. Thereafter, principal and interest shall be payable on a monthly basis. In the event the Company and Able were to enter into any transaction pursuant to which the promissory notes become an obligation of Able and Able enters into a material financing transaction, the notes will become immediately due and payable. $3,000,000 of the notes are secured by the personal guarantee of a family member of the trust which owns a majority of the stock of AAI (the "Guarantee"), and by a security interest in certain assets of the Company (the "Company Security"). All of the notes are secured by a pledge of the 1,007,300 shares of the Able’s common stock (the "Pledge"). Upon the issuance of surety bonds guaranteeing the payment of the $3,000,000 of notes, the Guarantee and the Company Security will terminate and the Pledge, by its terms, will cover only the $1,750,000 note, which is not covered by a surety bond. The Company acquired approximately 50.03% of the total outstanding number of shares of common stock of Able and the 1,007,300 shares represent the Company’s entire beneficial holdings in the Able. The Company financed the acquisition through its cash flow, with the assistance of its fuel supplier, TransMontaigne Product Services, Inc., that extended its credit line to the Company. The September 30, 2004 balance sheet of the Company includes a deposit on stock purchase of $200,000 in accordance with the stock purchase agreement.

On June 16, 2005, Able entered into a Stock Purchase Agreement (“Purchase Agreement”) with the shareholder of the Company (“Seller”) in connection with the acquisition of the Company. The transaction is subject to the mutual approval of the board of directors of Able and the shareholder of the Company.

(B-IV)
F-23

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 16 - Subsequent events (continued)

Able Energy, Inc. (continued)
At the closing, Able will deliver to the Sellers 11,666,667 shares of restricted common stock, par value $.001 per share, at $3.00 per share for an aggregate purchase price of $35,000,000. In addition, at the closing, Able will deliver to certain of the Sellers a number of shares of restricted common stock equal to the number of shares of common stock owned by the Company as of the closing date. The Sellers have caused the Company to enter into a term sheet dated June 6, 2005 with a third party institutional lender to refinance the Company’s debt and provide the Company with certain working capital. The term sheet provides that the loan will be in the amount of approximately $35,000,000, at an interest rate of 30-day LIBOR plus spread (adjustable rate), which is equivalent to the Prime Rate + 1.75%, with a 25-year term and a 25-year amortization schedule. The Company will secure the loan with a first mortgage on all of its properties, including improvements thereto. The financing is subject to customary closing conditions. In the event that the Company completes such financing on or before December 31, 2005, Able has agreed to pay an additional $10,000,000 to the Sellers, payable in shares of restricted common stock at $3.00 per share.

On July 27, 2005, Able made a loan in the amount of $1,730,000 to the Company and the Company executed and delivered a promissory note for the full amount of the loan in favor of Able. Under the terms of the promissory note, the outstanding principal of the loan bears interest at the rate of 3.5% per annum. All payments of principal and accrued interest are payable sixty days after the date of the promissory note, although the Company may extend the repayment for an additional thirty days upon written request. The promissory note is secured by a lien of 1,000,000 shares of Able common stock owned by the Company, on which there exists a prior lien held by Timothy Harrington, as disclosed above.

On August 15, 2005, Able announced that they have entered into an assignment agreement with Truck Stops Direct (“TSD”) wherein TSD has assigned to Able all of its rights in an executed letter of intent with GSN Interstate Truck Stop, Inc. (“GSN”). TSD, an affiliate of the Company, has entered into this agreement on behalf of Able. This letter of intent provides that Able would obtain the right to acquire the stock of GSN in exchange for $2 million dollars in cash and stock. GSN is located in Janesville, Wisconsin and consists of 160 locations. TSD operates a similar business to GSN with 150 independent truck plazas. Under a joint venture agreement, Able intends to convert most, if not all, independent truck plaza locations into additional distribution outlets for their home heating oil business. Closing on this acquisition is expected to occur in October 2005.

(B-IV)
F-24

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 16 - Subsequent events (continued)

Purchase of Yosemite Development Corp. and Mountainside Development, LLC.
Pursuant to the terms of a Securities Purchase Agreement dated June 1, 2005 (the "Agreement") the Company purchased the ownership interest of Yosemite Development Corp. and Mountainside Development, LLC (“Sellers”). The purchase price of $6,800,000 plus closing costs were financed by $5,000,000 of Secured Debentures (“Debentures”) from Lilac Ventures Master Fund Ltd and others (“Lilac”), notes to the sellers totaling $800,000 and relief of related party debt.

The Debentures shall be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR for the applicable interest period, plus 4% payable on a quarterly basis on April 1st, July 1st, October 1st and January 1st, beginning on the first such date after the date of issuance of the Debentures. The loan is secured by real estate property owned by the Company in Pennsylvania and New Hampshire. In addition, in the event that Able does not complete the acquisition of the Company prior to the expiration of the 12-month anniversary of the Agreement, the Company shall be considered in default of the loan. Pursuant to the Additional Investment Right (the "AIR Agreement") between the Company and the Lilac, Lilac may loan the Company up to an additional $5,000,000 on the same terms and conditions as the initial $5,000,000 loan, except for the conversion price of the debentures.

If Able consummates the acquisition of the Company, upon such consummation, Able will assume the obligations of the Company under the Agreement, the Debentures and the AIR Agreement through the execution of certain agreements, between Able and Lilac. In addition, financing provided by Lilac and the Sellers of $5,000,000 and $800,000, respectively are convertible to shares and warrants of Able if this acquisition occurs.

Crown Financial, LLC
On January 12, 2005, the Company entered into an agreement to factor accounts receivable with Crown Financial, LLC (“Crown”). In accordance with the account purchase agreement, the Company received a $2,000,000 initial advance from Crown. On the 15th and 30th of each month the Company has agreed to pay Crown a fee equal to 2.5% of outstanding advances from the proceeding period. The Company has agreed to pay Crown a minimum fee of $200,000 for the first 60 days of the agreement. Not withstanding the foregoing, the Company will pay Crown a fee on January 15, 2005 equal to a per diem rate of .1666% applied to the initial advance for the period from the initial advance to January 15, 2005 in addition to $10,000 for legal and travel expense associated with the transaction.

Crown requires the Company to keep funds at Horizon Capital Bank in excess of $750,000 and to maintain a coverage ratio of 125%, defined as the sum of the amount of eligible accounts plus the amount of cash on deposit to the amount of outstanding advance. If the Company falls below this ratio, Crown may require the Company to repurchase accounts or make payments to Crown to reduce the amount of outstanding advance so the coverage ratio increases to 125%.

(B-IV)
F-25

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Note 16 - Subsequent events (continued)

Avatar Income Fund I, LLC and Avatar Funding Group, LLC
The Company obtained financing of $6,450,000 from Avatar Income Fund I, LLC and $2,050,000 from Avatar Funding Group, LLC (“Avatar”) on April 14, 2005, which are collateralized by a first, second or third mortgage on certain real estate owned by the Company and are guaranteed by an officer of the Company. This financing was used to pay the $6,000,000 AAI PMJ loan obligation included in Note 4 and the $750,000 PMJ obligation of the Company included in Note 9. At closing the Company paid total closing fees of $527,385 and any legal and inspection fees required for this refinancing. Repayment terms for these loans are interest only, payable monthly at the Wall Street Journal prime rate plus 7%, with a minimum rate of 11%, starting June 1, 2005. Unpaid principal and accrued interest is due on November 1, 2005, the maturity date. The Company has the option to extend these loans for an additional six months, providing there have been no defaults and the Company pays Avatar a 2% extension fee prior to the maturity date.

(B-IV)
F-26

SUPPLEMENTARY INFORMATION

(B-IV)
F-27

INDEPENDENT AUDITOR'S REPORT
ON SUPPLEMENTARY INFORMATION

To the Stockholders
All American Plazas, Inc. and Subsidiaries
Bethel, Pennsylvania

Our report on our audit of the basic financial statements of All American Plazas, Inc. and subsidiaries for the year ended September 30, 2004 appears on page 2. We conducted our audit in accordance with audit standards generally accepted in the United States of America for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented hereinafter is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Maier Markey Menashi LLP

February 25, 2005, except for Notes 4 and 9 dated April 19, 2005, Note 14 dated
March 31, 2005 and Note 16 dated April 14, June 1, June 16, July 27 and August 15, 2005 and except for revised Notes 4, 6 and 7 dated November 18, 2005
White Plains, New York

(B-IV)
F-28

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

Wages and salaries	$6,981,379
Custodial labor	254,518
Benefits and payroll taxes	1,343,737
Employee meals	67,600
Environmental	101,649
Equipment rental	88,203
Rent	586,512
Utilities	1,242,877
Repairs and maintenance	839,701
Supplies	819,314
Refuse and snow removal	273,332
Uniform and laundry	99,077
Depreciation	1,627,466
Real estate taxes	289,035
Vehicle repairs	119,903
Advertising	347,896
Promotional fees	258,999
Travel and entertainment	1,364
Dues and subscriptions	43,689
Telephone	143,653
Insurance	1,067,291
Franchise fees	560,143

(B-IV)
F-29

Miscellaneous taxes	34,933
Postage	9,038
Miscellaneous	109,084
$17,310,393

(B-IV)
F-30

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF GENERAL & ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED SEPTEMBER 30, 2004

Wages and salaries	$907,181
Benefits and payroll taxes	124,260
Rent	8,136
Utilities	3,787
Repairs and maintenance	24,483
Equipment rental	4,637
Vehicle repairs	44,329
Supplies	24,614
Depreciation	30,396
Amortization	168,078
Real estate taxes	14,261
Advertising	56,294
Travel and entertainment	13,383
Dues and subscriptions	21,792
Telephone	78,141
Professional fees	426,313
Miscellaneous taxes	54,684
Postage	26,043
Contributions	355
Promotional fees	16,467
Bad debt expense	39,083
Collections	34,989

(B-IV)
F-31

Exchange loss	41,500
Miscellaneous	36,905
$2,200,111

(B-IV)
F-32

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF OTHER OPERATING INCOME
FOR THE YEAR ENDED SEPTEMBER 30, 2004

Commission income	$227,786
Vending income	358,840
Scales	685,783
Showers	176,058
$1,448,467

(B-IV)
F-33

ALL AMERICAN PLAZAS, INC.
AND SUBSIDIARIES
CONSOLIDATED FINANCIAL REPORT
SEPTEMBER 30, 2003

(B-V)
F-1

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

(B-V)
F-2

                                INDEPENDENT AUDITOR’S REPORT
                                ON THE FINANCIAL STATEMENTS

To the Board of Directors and Stockholders All
American Plazas, Inc. and Subsidiaries Bethel,
Pennsylvania

We have audited the accompanying consolidated balance sheets of All American Plazas, Inc. and subsidiaries (the Company) as of September 30, 2003 and 2002, and the related consolidated statements of income, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of All American Plazas, Inc. and subsidiaries as of September 30, 2003 and 2002, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Reading, Pennsylvania
November 26, 2003, except for Note 5 as to which the dates are March 19 and April 27, 2004

(B-V)
F-3

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
	September 30,
	2003	2002

CURRENT ASSETS
ASSETS
Cash and cash equivalents	$2,068,104	$2,042,944
Trade receivables, less allowance for doubtful accounts 2003 $123,816; 2002 $216,356	1,800,472	2,071,342
Inventories	2,673,366	2,543,557
Deferred income taxes	92,100	108,500
Prepaid expenses and other	291,743	385,292
Other receivables	446,746	136,584
Income taxes recoverable	363,175	113,652
Total Current Assets	7,735,706	7,401,871
PROPERTY AND EQUIPMENT Land	2,722,515	2,722,515
Land improvements	3,939,724	3,876,004
Buildings and improvements	15,063,819	15,031,406
Equipment	5,749,434	5,599,437
Furniture and fixtures	997,890	995,210
Vehicles	438,864	414,891
Leasehold improvements	2,514,359	2,514,359
	31,426,605	31,153,822
Accumulated depreciation	(15,956,817)	(14,231,354)
	15,469,788	16,922,468
Construction in progress	7,415	60,428
Idle property and equipment	2,265,779	0
Total Property and Equipment, Net	17,742,982	16,982,896
OTHER ASSETS Franchises	40,818	45,085
Restricted cash and cash equivalents	811,523	530,977
Deferred financing costs	245,094	267,894
Property and equipment held for sale	0	2,265,779
Other	250,000	31,495
Total Other Assets	1,347,435	3,141,230
Total Assets	$26,826,123	$27,525,997

See notes to consolidated financial statements.

(B-V)
F-4

LIABILITIES AND STOCKHOLDERS' EQUITY
	September 30,
	2003	2002
CURRENT LIABILITIES
Current portion of long-term debt	$874,225	$827,543
Accounts payable	3,572,265	2,967,799
Accrued payroll and related taxes	308,215	271,868
Accrued expenses	1,049,103	737,196
Total Current Liabilities	5,803,808	4,804,406
LONG-TERM DEBT, LESS CURRENT MATURITIES	14,171,591	15,044,437
DEFERRED COMPENSATION	79,769	90,733
DEFERRED INCOME TAXES	1,875,200	1,789,400
Total Liabilities	21,930,368	21,728,976
STOCKHOLDERS' EQUITY Class A voting, common stock, $100 par value; authorized 100,000 shares; issued and outstanding 25,485 shares	2,548,516	2,548,516
Class B non-voting, common stock, $100 par value; authorized 100,000 shares; issued and outstanding 632 shares	63,200	63,200
Paid-in capital	2,493,331	2,493,331
Retained earnings (deficit)	(209,292)	691,974
Total Stockholders' Equity	4,895,755	5,797,021
Total Liabilities and Stockholders' Equity	$26,826,123	$27,525,997

(B-V)
F-5

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
	Years Ended September 30,
	2003	2002
NET SALES	$124,395,490	$117,869,866
COST OF SALES	104,524,429	97,862,396
Gross Profit	19,871,061	20,007,470
OTHER OPERATING INCOME (EXPENSES) Operating expenses	(19,933,629)	(19,580,259)
General and administrative expenses	(2,170,278)	(2,031,014)
Other operating income	1,824,180	2,060,677
Total Other Operating Income (Expenses)	(20,279,727)	(19,550,596)
Income (Loss) from Operations	(408,666)	456,874
OTHER INCOME (EXPENSES) Interest expense	(1,440,265)	(1,510,791)
Other income, net including gain on sale of assets 2003 $-0-; 2002 $10,220	547,622	517,634
Total Other Income (Expenses)	(892,643)	(993,157)
Loss before Income Tax Benefits	(1,301,309)	(536,283)
PROVISION FOR INCOME TAX BENEFITS	(400,043)	(216,500)
Net Loss	($901,266)	($319,783)

See notes to consolidated financial statements.

(B-V)
F-6

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
Years Ended September 30, 2003 and 2002
	Class A Voting Common Stock	Class B Non- Voting Common Stock	Paid-in Capital	Retained Earnings (Deficit)	Total
BALANCE - SEPTEMBER 30, 2001	$2,572,226	$63,200	$2,517,041	$1,011,757	$6,164,224
Net loss	0	0	0	(319,783)	(319,783)
Purchase of 237 shares of Class A voting common stock	(23,710)	0	(23,710)	0	(47,420)
BALANCE - SEPTEMBER 30, 2002	2,548,516	63,200	2,493,331	691,974	5,797,021
Net loss	0	0	0	(901,266)	(901,266)
BALANCE - SEPTEMBER 30, 2003	$2,548,516	$63,200	$2,493,331	($209,292)	$4,895,755

See notes to consolidated financial statements.

(B-V)
F-7

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
CASH FLOWS FROM OPERATING ACTIVITIES

	Years Ended September 30,
	2003	2002

Net loss	$(901,266)	$(319,783)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities: Depreciation	1,725,466	1,705,756
Amortization	27,067	28,833
Provision for doubtful accounts	106,669	106,153
Deferred income tax provision	102,200	(27,500)
Gain on sale of property and equipment	0	(10,220)
Investment income attributable to escrowed funds	(5,546)	(10,513)
(Increase) decrease in assets: Trade receivables	164,201	545,878
Inventories	(129,809)	201,088
Prepaid expenses and other	93,549	(168,719)
Other receivables	(310,162)	(136,584)
Income taxes recoverable	(249,523)	(113,652)
Increase (decrease) in liabilities: Accounts payable	604,466	(704,239)
Accrued payroll, related taxes and other expenses	122,290	(263,231)
Income taxes payable	0	(912,353)
Net Cash Provided by (Used in) Operating Activities	1,349,602	(79,086)
CASH FLOWS FROM INVESTING ACTIVITIES Purchases of property and equipment	(219,773)	(1,902,407)
Proceeds from sales of property and equipment	0	10,220
Proceeds (uses) from other investing activities, net	(3,505)	77,970
Additions to restricted cash and cash equivalents	(275,000)	0
Net Cash Used in Investing Activities	(498,278)	(1,814,217)

See notes to consolidated financial statements.

(B-V)
F-8

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
	Years Ended September 30,
	2003	2002
CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt	$(826,164)	$(774,025)
Payments on capital lease obligations	0	(9,308)
Purchase of Class A voting common stock	0	(47,420)
Net Cash Used in Financing Activities	(826,164)	(830,753)
Net Increase (Decrease) in Cash and Cash Equivalents	25,160	(2,724,056)

CASH AND CASH EQUIVALENTS - BEGINNING	2,042,944	4,767,000

CASH AND CASH EQUIVALENTS - ENDING	$2,068,104	$2,042,944

SUPPLEMENTARY CASH FLOWS INFORMATION Interest paid	$1,447,458	$1,517,161
Income taxes paid (refunded)	($249,243)	$829,869
SUPPLEMENTARY SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES Addition to other assets, other which was also included in accrued expenses	$215,000	$0

See notes to consolidated financial statements.

(B-V)
F-9

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 - NATURE OF BUSINESS

The Company operates six full service travel plazas engaged in the retail sale of liquid fuels, truck service, sale of general merchandise, restaurant operations and lodging. The Company also operates three convenience stores and self-service fuel facilities. The Company operates its facilities in Pennsylvania and Virginia. A significant portion of the Company’s sales and receivables are with companies in the trucking industry.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash in excess of F.D.I.C. limits and trade accounts receivable.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, AAP Delaware, Inc. and AAP Management, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Trade Receivables

Trade receivables are stated at outstanding balances, less an allowance for doubtful accounts. The allowance for doubtful accounts is established through provisions charged against income. Accounts deemed to be uncollectible are charged against the allowance and subsequent recoveries, if any, are credited to the allowance. The allowance for doubtful accounts is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management’s periodic evaluation of the adequacy of the allowance is based on past experience, agings of the receivables, adverse situations that may affect a customer’s ability to pay, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimates that may be susceptible to significant change. Unpaid balances remaining after the stated payment terms are considered past due.

Inventories

Store groceries and merchandise inventory are stated at the lower of cost (determined on a retail less markup basis) or market and all other inventories are stated at the lower of cost (determined on an average cost or first-in, first-out basis) or market. Inventories consist of liquid fuels, groceries and general merchandise.

(B-V)
F-10

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:

Years
Land improvements	7 - 20
Buildings and improvements	7 - 40
Equipment	3 - 5
Furniture and fixtures	5 - 7
Vehicles	3
Leasehold improvements	7 - 15

Property and equipment includes the cost of additions and those improvements which increase the capacity or lengthen the useful lives of the assets. Repairs and maintenance costs are expensed as incurred. Property retired or sold is removed from the assets and accumulated depreciation accounts and the resulting gain or loss is reflected in income.

Franchises

The franchise fees are amortized on a straight-line basis over 5 to 20 years, the terms of the related agreements. Accumulated amortization at September 30, 2003 and 2002 is $127,679 and $123,513, respectively.

Deferred Financing Costs

The deferred financing costs are amortized on a straight-line basis over a period of 15 years, the term of the related loan. Accumulated amortization at September 30, 2003 and 2002 is $127,188 and $104,388, respectively.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

The Company expenses all advertising costs as incurred. There are no capitalized advertising costs included in the balance sheets at September 30, 2003 and 2002. Total advertising expenses included in the statements of income for the years ended September 30, 2003 and 2002 was $365,552 and $399,345, respectively.

(B-V)
F-11

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 3 - INVENTORIES
The composition of inventories at September 30, 2003 and 2002 is as follows:
	2003	2002
Store, restaurant and garage merchandise	$1,617,411	$1,566,530
Liquid fuels	562,859	515,619
Tires and tubes	523,096	491,408
Reserve for obsolescence	(30,000)	(30,000)
	$2,673,366	$2,543,557
NOTE 4 - IDLE PROPERTY AND EQUIPMENT

At September 30, 2002, the Company classified assets relating to its SOCO Travel Plaza and developed land at its Frystown location as property and equipment held for sale. The Company had removed its SOCO Travel Plaza from operations in a prior year. At September 30, 2002, the Company’s management was attempting to sell these properties. Generally accepted accounting principles at that time required the Company to classify these assets as held for sale. The assets’ carrying amount was their net book value (original cost less accumulated depreciation) at the time they were removed from service less an adjustment down to market.

For the year ended September 30, 2003, FAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” became effective for, among other things, the treatment of assets held for sale. This new generally accepted accounting principle provides for additional requirements to be met in order for assets to be classified as held for sale. The Company did not meet all of these requirements at September 30, 2003 in order to classify the SOCO Travel Plaza and Frystown land assets as held for sale. Therefore, the Company has included these assets on the balance sheet as idle property and equipment. In the opinion of the Company’s management, this property and equipment has a net realizable value which approximates or exceeds its carrying value.

See Note 15 for a restrictive covenant related to the SOCO Travel Plaza.

The Company’s new owner (see Note 17) has not formalized its plans for the SOCO Travel Plaza location and the Frystown land.

(B-V)
F-12

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 5 - LONG-TERM DEBT
Long-term debt consisted of the following as of September 30, 2003 and 2002:
	2003	2002
Term loans to GMAC Commercial (GMACC), due in monthly payments of principal and interest ranging from $40,868 to $61,303. The notes bear interest at 9% and mature in July 2014.	$8,424,553	$8,860,181
Term loan to Bay View Bank, due in monthly payments of principal and interest of $81,426. The note bears interest at 9.365% and matures in June 2014. The terms were modified subsequent to September 30, 2003.	6,569,356	6,905,295
Term loans to Ford Motor Credit due in monthly payments of principal and interest of $1,840. The notes bear interest ranging from 2.9% to 3.9% and mature in February 2004.	3,845	20,720
Other	48,062	85,784
	15,045,816	15,871,980
Current portion	(874,225)	(827,543)
	$14,171,591	$15,044,437
The term loans with Bay View Bank and GMACC are collateralized by first liens and security interests on the real estate at the Milton, Clarks Ferry and Frystown locations, as well as these locations’ equipment, personal property, inventory, cash proceeds, receivables and general intangibles.

In accordance with these loans, the Company must meet a minimum cash flow covenant, as defined, on a quarterly basis. At September 30, 2003 and for the fiscal year then ended, the Company was in violation of this covenant. The institutions, however, have consented on March 19 and April 27, 2004 to waive acceleration related to this covenant for the fiscal year ended September 30, 2003 through October 1, 2004.

On March 19,2004, the Company entered into an agreement with Bay View Bank which, in addition to waiving financial covenants mentioned above, also modified the loan’s repayment terms. This agreement required the Company to make a $1,400,000 accelerated principal payment with the remaining principal being repaid in modified monthly payments with interest through June 2014. The agreement modified the interest rate to the higher of 4% above LIBOR or 6%, with the interest rate adjustment being made quarterly. The modified monthly payment, including interest at 6%, is approximately $55,000.

To fund the $1,400,000 accelerated principal payment to Bay View Bank, the Company obtained a new loan from Fundex Capital Corporation in the amount of $2,100,000. Repayment terms are interest only, payable monthly at the Wall Street Journal prime rate plus 8.5%, with a minimum rate of 12.5% and a maximum rate as defined by the United States Small Business Administration. The principal balance is due in October 2005. The loan is collateralized by a second mortgage on the Milton location.

(B-V)
F-13

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 5 - LONG-TERM DEBT (CONTINUED)

Aggregate maturities required on long-term debt as of September 30, 2003 and in future years, including the effects of the subsequent modification to the Bay View Bank loan and the Fundex Capital Corporation loan described above, are due as follows:
2004	$874,225
2005	916,155
2006	2,389,014
2007	1,053,066
2008	1,137,436
Thereafter	8,675,920
$15,045,816

NOTE 6 - NOTE PAYABLE, LINE OF CREDIT

During 2003, the Company was party to a credit arrangement with a bank under which it was able to borrow up to $1,250,000 with advances limited to 75% of qualified accounts receivable. The line was available through March 31, 2004 and was subject to renewal at that time. Interest was payable on amounts outstanding at prime plus 1%. In September 2003, the Company terminated the line of credit arrangement with the bank.

As of September 30, 2003, the Company has letters of credit in the amount of $275,000 outstanding with one municipality and one vendor to ensure continued performance of the Company’s sewage treatment facility and petroleum purchases. These letters are collateralized by certificates of deposit, which are reflected as restricted cash and cash equivalents as of September 30, 2003.

NOTE 7 - ACCRUED EXPENSES

Accrued expenses consisted of the following at September 30, 2003 and 2002:
	2003	2002
Sales tax payable	$109,630	$112,354
Accrued vacation	199,112	233,299
Accrued workmen’s compensation	97,480	66,023
Environmental liability	50,000	182,500
Accrued bonuses	220,328	0
Accrued refinancing costs	215,000	0
Other accrued expenses	157,553	143,020
	$1,049,103	$737,196

(B-V)
F-14

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 7 - ACCRUED EXPENSES (CONTINUED)

At September 30, 2003, the Company accrued bonuses which were offered to key employees in order to retain their services while the Company was being sold (see Note 17). The selling shareholders reimbursed the Company for these bonuses subsequent to September 30, 2003. Included in other receivables at September 30, 2003 is $220,328 relating to this reimbursement.

NOTE 8 - INCOME TAXES

Net deferred tax liabilities consist of the following components as of September 30, 2003 and
2002:
	2003	2002
Deferred tax assets: Accruals	$171,800	$243,100
Allowance for doubtful accounts	49,900	87,200
State loss carryforward	251,000	90,000
Other	37,900	27,500
Total Deferred Tax Assets	510,600	447,800
Valuation allowance	(251,000)	(90,000)
Net Deferred Tax Asset	259,600	357,800
Deferred tax liabilities: Prepaid expenses	115,200	139,500
Property and equipment	1,927,500	1,899,200
Total Deferred Tax Liabilities	2,042,700	2,038,700
Net Deferred Tax Liabilities	$(1,783,100)	$(1,680,900)

The components giving rise to the net deferred tax liabilities described above have been included in the accompanying balance sheets as of September 30, 2003 and 2002 as follows:
	2003	2002
Current assets	$92,100	$108,500
Noncurrent liabilities	(1,875,200)	(1,789,400)
	$(1,783,100)	$(1,680,900)

(B-V)
F-15

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 8 - INCOME TAXES (CONTINUED)

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. The net change in the valuation allowance for the years ended September 30, 2003 and 2002 was an increase of $161,000 and $90,000, respectively.

At September 30, 2003, the Company has state net operating loss carryforwards of approximately $2,636,000 that expire at various times through 2013.

The provision for income tax benefits consisted of the following at September 30, 2003 and
2002:
	2003	2002
Federal: Current	$(502,243)	$(189,000)
Deferred	78,100	(21,200)
	(424,143)	(210,200)
State, deferred	24,100	(6,300)
	$(400,043)	$(216,500)
The income tax provision for 2003 and 2002 differs from that which would result from applying federal statutory tax rates to income before income taxes because a valuation allowance has been provided to reduce deferred tax assets to the amount that is more likely than not to be realized.

NOTE 9 - EMPLOYEE STOCK OWNERSHIP PLAN

Effective October 1, 1991, the Board of Directors adopted a resolution to establish an Employee Stock Ownership Plan (ESOP) covering a majority of its full-time employees. Under the Plan, the Company is permitted to make annual contributions to a trust for the benefit of eligible employees in the form of either cash or common shares of the Company. The Plan also permits a participant who is entitled to a distribution from the Plan to elect such distribution in the form of the Company’s stock. If the participant makes such an election, the Company is required to repurchase such shares at their fair value. Payment can be made in the form of a lump sum payment or in equal annual installments in accordance with the Plan provisions.

(B-V)
F-16

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 9 - EMPLOYEE STOCK OWNERSHIP PLAN (CONTINUED)

The Company is considering termination of its ESOP; however, no formal plan of termination has been adopted. In the event the Plan is terminated, participants’ accounts would become 100% vested and the assets of the Plan would be distributed to the participants. The Company would be required to repurchase all outstanding shares at their fair value. As of September 30, 2003, the ESOP plan held 2,816.16 shares of the Company’s Class A voting common stock. Subsequent to September 30, 2003, the ESOP sold these shares (see Note 17).

There were no contributions related to the Plan for the years ended September 30, 2003 and 2002.

NOTE 10 - DEFERRED COMPENSATION PLAN AND PURCHASE OF CLASS B NON-VOTING SHARES

Effective October 1, 1993, the Company adopted a deferred compensation arrangement for certain key employees. Under the Plan, participants receive units, which entitle the holder to deferred compensation measured by the estimated fair value of the Company’s common stock. The number of units distributed to each participant is based on annual results of operations. The Company recognizes compensation expense immediately based on the estimated value of the outstanding units. Rights of active participants at the date the Plan was adopted vest immediately and any future participants’ rights will vest ratably over a five-year period. Upon participants’ termination of employment, payment is due in the form of ten equal annual installments, bearing interest. The liability under the Plan at September 30, 2003 and 2002 was $90,733 and $101,697, respectively. During 1998, two of the participating employees ended their employment with the Company and, during 2001, a third participating employee ended his employment. Amounts owed to these individuals are being paid in accordance with the terms of the Plan. Included in accrued expenses at September 30, 2003 and 2002 is $10,964, and included in deferred compensation is $79,769 and $90,733, respectively.

NOTE 11 - OPERATING LEASES

The Company leases two truck stop facilities: Carlisle Texaco and Breezewood Petro. The Carlisle Texaco lease expires July 31, 2004. The Company does not plan on renewing this lease (see Note 17). The Breezewood Petro location has two lease agreements: one for the facilities and the second for a parking lot. The facilities lease expires on December 31, 2005 and has ten and eleven year options which would extend the lease through December 31, 2026. The parking lot lease expired on July 31, 2003. Management is currently negotiating a lease renewal which they expect will have a five year term with five year renewal options through 2028. Management expects the annual rent expense to be approximately $100,000. No formal agreement has been signed to date. The Company also leases computer equipment.

(B-V)
F-17

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 11 - OPERATING LEASES (CONTINUED)

The following is a schedule of future minimum lease payments required under noncancellable lease agreements; these payments do not include renewal options that are available with each of the leases:

Year ending September 30:
2004	$495,358
2005	366,000
2006	91,500
$952,858

The total rental expense included in the income statements under lease obligations for the years ended September 30, 2003 and 2002 was $776,179 and $762,246, respectively. Rental expense includes both amounts paid under noncancellable lease arrangements and month-to-month lease arrangements.

NOTE 12 - SIGNIFICANT ESTIMATES

Workers’ Compensation Insurance

During the years ended September 30, 1998 through 2003, the Company provided workers’ compensation insurance under a premium only insurance policy for which premiums are based upon payroll, claim history and the associated risk factors. The Company recognizes expense in the accompanying statements of income based upon the insurance company’s premiums.

During prior years, the Company provided workers’ compensation insurance under a deductible/stop loss insurance policy for which premiums were based upon the actual payroll and amounts to settle the claims incurred in a given year. The total premium was subject to a ceiling based upon the aggregate deductible amount plus the cost of the stop loss insurance which covered all claims in excess of a deductible amount. The Company recognizes expense in the accompanying statements of income based upon: the insurance company’s basic premiums, actual claims paid, estimated total reserves for open claims and adjustments for changes in estimates related to paid loss or retrospective insurance premiums which are based upon changes in incurred losses of outstanding claims. Actual results could differ from these estimates. During 2003 and 2002, the Company’s estimate for liability under these prior year policies was reduced by approximately $-0- and $130,000, respectively, as a result of the claims outstanding at year end.

(B-V)
F-18

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 12 - SIGNIFICANT ESTIMATES (CONTINUED)

Environmental Liability

At September 30, 2003, the Company has two locations where environment investigations and certain remediation procedures are ongoing. In addition, the Company is responsible for certain environmental remediation efforts at its former Carlisle All American location which was sold in October 2000. All three of these locations have been approved for coverage under the Pennsylvania Underground Storage Tank Indemnification Fund, which reimburses certain remediation costs. In addition, the Company has escrowed cash relating to the Carlisle All American location that would be available for future remediation costs for this location (see Note 15).

The nature and full extent of future clean up and remediation costs have been estimated but not yet fully determined. The Company’s accrued liability, which represents its portion of estimated remediation costs, was $50,000 and $182,500 at September 30, 2003 and 2002, respectively. Due to the uncertainty of the total future remediation costs, the ultimate total cost could change in the coming year, as additional information becomes available.

NOTE 13 - COMMITMENTS

The Company has a fuel supply agreement which obligates it to purchase a significant portion of its diesel fuel from Petroleum Products Corporation (Petroleum) through June 14, 2005. The contract does not call for any fixed or minimum quantities. The agreement provides for pricing based on the average daily prices of the four lowest posted prices of major suppliers.

The Company entered into franchise agreements with Petro Stopping Centers, L.P. (Petro) for its Breezewood and Milton locations during 1998. In accordance with these agreements, royalties are due to Petro based upon base year sales. During the first three years of the agreements, percentages of base year sales are to be excluded from royalties in the amounts of 100%, 35% and 15%, respectively, with 0% excluded in the fourth year and thereafter. For the years ended September 30, 2003 and 2002, these royalty expenses totaled approximately $400,000 and $408,000, respectively.

NOTE 14 - CONTINGENCIES

The Company is currently, and is from time-to-time, subject to claims and suits arising in the ordinary course of its business. In certain such actions, plaintiffs request punitive or other damages or non monetary relief, which may not be covered by insurance. The Company accrues for potential liabilities involved in these matters as they become known and can be reasonably estimated. In the Company’s opinion, the various asserted claims and litigation in which the Company is currently involved are not reasonably likely to have a material adverse effect on the Company’s operations or financial position. However, no assurance can be given as to the ultimate outcome with respect to such claims and litigation. The resolution of such claims and litigation could be material to the Company’s operating results.

(B-V)
F-19

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 15 - RESTRICTIVE COVENANT AGREEMENT AND ESCROWED CASH

When the Company sold its Carlisle All American location on October 2, 2000, it entered into a Restrictive Covenant Agreement. The terms of this agreement place certain restrictions upon future uses of the Company’s Carlisle Gables and SOCO locations should ownership change hands.

In accordance with the requirements of the sale agreement for the Carlisle All American location, $500,000 of the purchase price was placed into an escrow account. The release of these funds is contingent upon the Company's completion of the environmental Remedial Action Plan (the Plan) for the Carlisle All American location and the Pennsylvania Department of Environmental Protection certifying that no further work is required under the Plan. The Company has included this amount in restricted cash and cash equivalents at September 30, 2003 and 2002.

NOTE 16 - CONCENTRATIONS OF RISK

During the years ended September 30, 2003 and 2002, the Company purchased fuel of $79,749,427 and $73,137,436, from three vendors. Trade accounts payable at September 30, 2003 and 2002 included $2,390,159 and $1,670,372, respectively, to these vendors.

NOTE 17 - SUBSEQUENT EVENTS

Subsequent to September 30, 2003, the Company’s stockholders sold their ownership to an unrelated company. As part of the agreement, the new owner of the Company agreed to distribute to the former owners any amount released from the escrow account relating to the sale of the Company’s Carlisle All American location in 2000 (see Note 15). The agreement also required the new owner to issue a promissory note of $7,191,272 to the Company’s former owners. This promissory note is collateralized by, among other things, a second mortgage on certain real estate owned by the Company and by the Company’s guaranty.

Also, related to this transaction, the Company obtained $6,000,000 in additional financing which is collateralized by a first mortgage on the real estate mentioned above.

During January 2004, the Company ceased operations at its Carlisle Truck Plaza location. This location contributed approximately $6.2 million and $7.1 million in net sales for the years ended September 30, 2003 and 2002, respectively. The net book value of the assets at this location as of September 30, 2003 was approximately $83,000. As discussed in Note 11, the lease for this location expires in July 2004. In addition to the rent, the Company will continue to incur certain costs relating to this location through the lease expiration. Eventually the Company expects the closing of Carlisle Truck Plaza to improve its operations as this location was generating operating losses.

(B-V)
F-20

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION

To the Board of Directors and Stockholders All
American Plazas, Inc. and Subsidiaries Bethel,
Pennsylvania

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

Reading, Pennsylvania
November 26, 2003

(B-V)
F-21

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

CONSOLIDATED OPERATING EXPENSES
	Years Ended September 30,
	2003	2002
Wages and salaries	$8,890,359	$8,984,673
Bonuses	0	1,395
Custodial labor	303,915	307,207
Employee health insurance	764,228	680,071
Employee meals	73,002	72,605
Environmental	(53,085)	88,503
Equipment rentals	94,077	151,324
Rent	676,626	605,300
Utilities	1,252,662	1,187,452
Repairs and maintenance	834,719	831,930
Supplies	869,865	884,799
Refuse and snow removal	321,447	267,168
Uniforms and laundry	180,284	227,519
Depreciation	1,687,439	1,665,831
Real estate taxes	320,622	287,044
Vehicle repairs	107,112	101,500
Advertising	365,124	396,970
Promotional fees	266,091	292,387
Travel and entertainment	3,830	3,004
Dues and subscriptions	40,157	43,429
Telephone	146,783	152,348
Insurance	1,257,345	822,663
Franchise fees	550,023	571,555
Payroll taxes	835,497	838,286
Miscellaneous taxes	47,605	13,462
Postage	9,498	10,557
Professional fees	0	3,211
Miscellaneous	88,404	88,066
	$19,933,629	$19,580,259

(B-V)
F-22

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

CONSOLIDATED GENERAL AND ADMINISTRATIVE EXPENSES
	Years Ended September 30,
	2003	2002
Wages and salaries	$1,104,607	$1,003,923
Employee meals	13,824	14,778
Employee health insurance	12,265	38,579
Utilities	7,043	5,486
Building repairs	34,245	25,658
Equipment repairs	2,317	3,878
Equipment rentals	5,476	5,622
Vehicle repairs	28,095	33,372
Depreciation	38,027	39,927
Advertising	428	2,375
Travel and entertainment	12,990	12,418
Dues and subscriptions	24,623	15,551
Telephone	74,950	83,880
Office supplies	21,417	28,997
Officers' life insurance	28,000	24,000
Insurance	50,495	23,853
Payroll taxes	93,924	98,921
Postage	28,668	30,899
Miscellaneous taxes	86,521	25,747
Professional fees	252,513	241,890
Contributions	6,013	(3,022)
Amortization	27,067	28,833
Promotional fees	41,383	44,433
Bad debt expense	120,000	120,000
Bad debts recovered	(13,331)	(13,847)
Collection	39,526	54,640
Miscellaneous	29,192	40,223
	$2,170,278	$2,031,014

(B-V)
F-23

ALL AMERICAN PLAZAS, INC. AND SUBSIDIARIES

CONSOLIDATED OTHER OPERATING INCOME AND OTHER INCOME
OTHER OPERATING INCOME

	Years Ended September 30,
	2003	2002
Commission income	$382,072	$477,873
Vending income	561,049	650,165
Scales	689,972	746,933
Showers	191,087	185,706
	$1,824,180	$2,060,677
OTHER INCOME Other	$230,441	$181,290
Interest income	15,570	43,715
Rents received	301,611	282,409
Gain on sale of assets	0	10,220
	$547,622	$517,634

(B-V)
F-24

ABLE ENERGY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	June 30,
	2006	2005
ASSETS	(unaudited)
Current Assets:
Cash	$1,605,404	$1,754,318
Accounts receivable, net of allowance for doubtful accounts of approximately $472,000 and $238,000 at March 31, 2006 and June 30, 2005, respectively	3,526,628	2,876,900
Inventories	1,021,456	726,987
Notes receivable - current portion	276,962	282,826
Deferred income taxes	-	64,776
Notes receivable - related parties	1,904,457	-
Prepaid expenses and other current assets	700,313	591,840
Total Current Assets	9,035,220	6,297,647

Property and equipment, net	4,528,837	4,284,147
Deferred income taxes	-	45,091
Security deposits	84,918	54,918
Notes receivable - less current portion	849,182	1,099,435
Intangible assets, net	548,418	683,416
Deferred financing costs, net	164,656	357,246
Prepaid acquisition costs	311,940	-
Total Assets	$15,523,171	$12,821,900
LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$2,939,705	$2,306,626
Line of credit	1,115,741	1,015,468
Notes payable, current portion	74,951	516,610
Capital leases payable, current portion	316,125	321,602
Customer pre-purchase payments	2,086,864	2,457,384
Unearned income	228,579	79,679
Total Current Liabilities	6,761,965	6,697,369

Convertible debentures, net of unamortized discount of $86,078	46,422	-
Deferred income taxes	-	104,517
Notes payable, less current portion	3,195,688	3,307,103
Capital leases payable, less current portion	685,250	654,796
Total Liabilities	10,689,325	10,763,785

Commitments and contingencies

Stockholders' Equity:
Preferred stock; authorized 10,000,000 shares par value $.001 per share issued - none	-	-
Common stock $.001 par value; 10,000,000 shares authorized; 3,031,920 and 2,457,320 shares issued and outstanding at March 31, 2006 and June 30, 2005, respectively	3,032	2,457
Additional paid-in capital	14,224,220	6,481,102
Accumulated deficit	(9,188,999)	(4,425,444)
Deferred compensation	(204,407)	-
Total Stockholders' Equity	4,833,846	2,058,115

Total Liabilities and Stockholders' Equity	$15,523,171	$12,821,900

See accompanying notes to Condensed Consolidated financial statements.

(B-VI)
1

ABLE ENERGY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2006	2005	2006	2005

Net sales	$26,265,365	$23,668,771	$61,736,954	$50,878,714

Cost of sales	23,810,808	20,923,233	56,332,818	45,730,958

Gross profit	2,454,557	2,745,538	5,404,136	5,147,756

Operating Expenses:
Selling, general and administrative	2,611,873	1,827,711	6,242,669	4,371,637
Depreciation and amortization	321,192	286,845	974,457	890,775
Total operating expenses	2,933,065	2,114,556	7,217,126	5,262,412

(Loss) income from operations	(478,508)	630,982	(1,812,990)	(114,656)

Other income (expenses):
Interest and other income	25,497	61,219	113,688	164,697
Interest expense	(139,620)	(97,240)	(525,331)	(264,118)
Note conversion expense	-	-	(125,000)	-
Amortization of discounts on debt	(928,385)	-	(2,413,922)	-
Total other expenses	(1,042,508)	(36,021)	(2,950,565)	(99,421)

(Loss) income before provision for income taxes	(1,521,016)	594,961	(4,763,555)	(214,077)

Provision for income taxes	-	25,500	-	35,480

Net (Loss) Income	$(1,521,016)	$569,461	$(4,763,555)	$(249,557)

Basic per common share: Weighted average common shares outstanding	2,939,379	2,030,281	2,700,748	2,030,281
Basic (loss) income per common share	$(.52)	$.28	$(1.76)	$(.12)

Diluted per common share: Weighted average shares outstanding	2,939,379	2,052,481	2,700,748	2,030,281
Diluted (loss) income per common share	$(.52)	$.28	$(1.76)	$(.12)

See accompanying notes to Condensed Consolidated financial statements.

(B-VI)
2

ABLE ENERGY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
For The Nine Months Ended March 31, 2006
(unaudited)

	Common Stock		Additional Paid	Accumulated		Total
					Deferred	Stockholders'
	Shares	Amount	-In Capital	Deficit	Compensation	Equity

Balance - July 1, 2005	2,457,320	$2,457	$6,481,102	$(4,425,444)	$-	$2,058,115

Discounts on convertible debentures	-	-	2,500,000	-	-	2,500,000
Option and warrant exercises	288,000	288	1,727,712	-	-	1,728,000
Note conversion	57,604	58	624,942	-	-	625,000
Conversion of convertible debentures and related accrued interest	371,856	372	2,416,691	-	-	2,417,063
Shares cancelled in connection with termination of consulting agreement	(142,860)	(143)	(71,286)	-	-	(71,429)
Options granted to board members	-	-	175,593	-	(175,593)	-
Options granted in connection with consulting agreements	-	-	369,466	-	(369,466)	-
Amortization of deferred compensation	-	-	-	-	340,652	340,652
Net loss	-	-	-	(4,763,555)	-	(4,763,555)
Balance - March 31, 2006	3,031,920	$3,032	$14,224,220	$(9,188,999)	$(204,407)	$4,833,846

See accompanying notes to Condensed Consolidated financial statements.

(B-VI)
3

ABLE ENERGY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
(unaudited)

	For the Nine Months Ended
	March 31,
	2006	2005

Cash flow from operating activities:
Net loss	$(4,763,555)	$(249,557)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	974,457	890,775
(Gain) loss on disposal of equipment	(5,000)	35,722
Provision for loss on accounts receivable	250,750	-
Note conversion expense	125,000	-
Amortization of discount on convertible debentures	2,413,922	-
Amortization of non-employee deferred stock compensation	340,652	3,247
(Increase) decrease in:
Accounts receivable	(900,478)	(1,440,781)
Inventories	(294,469)	(343,823)
Prepaid expenses and other current assets	(174,552)	189,180
Increase (decrease) in:
Accounts payable and accrued expenses	682,642	694,767
Customer pre-purchase payments	(370,520)	(1,170,139)
Unearned revenue	148,900	(2,333)
Net cash used in operating activities	(1,572,251)	(1,392,942)

Cash flow from investing activities:
Advances to related parties	(1,904,457)	-
Collection of notes receivable	256,117	243,386
Capital expenditures	(431,045)	(903,069)
Proceeds from sale of property and equipment	5,000	229,814
Prepaid acquisition costs	(311,940)	-
Other	(30,000)	(12,896)
Net cash used in investing activities	(2,416,325)	(442,765)

Cash Flow From Financing Activities
Proceeds from issuance of convertible debentures	2,500,000	-
Deferred financing costs	(217,175)	-
Net borrowings under line of credit	100,273	50,389
Payments on capital leases payable	(218,362)	(225,000)
Proceeds from notes payable	-	500,000
Repayments of notes payable	(53,074)	--
Proceeds from option and warrant exercises	1,728,000	463,600
Net cash provided by financing activities	3,839,662	788,989

Net Decrease In Cash	(148,914)	(1,046,718)
Cash - Beginning of Year	1,754,318	1,309,848
Cash - End of Period	$1,605,404	$263,130

Cash paid during the period for interest	$406,918	$246,176
Cash paid during the period for income taxes	$-	$16,649

See accompanying notes to Condensed Consolidated financial statements.

(B-VI)
4

ABLE ENERGY, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation and Liquidity and Capital Resources
Basis of Presentation
The accompanying unaudited condensed consolidated financial statements of Able Energy, Inc. and Subsidiaries (the "Company") have been prepared in accordance with United States generally accepted accounting principles applicable for interim financial information. Accordingly, these financial statements do not include all of the information and footnotes required by United States generally accepted accounting principles. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and nine months ended March 31, 2006 are not necessarily indicative of the results that may be expected for the year ending June 30, 2006. These Condensed Consolidated financial statements include the accounts of Able Energy, Inc. and its wholly owned subsidiaries (Able Oil Company, Able Oil Melbourne, Inc., Able Energy New York, Inc., Able Energy Terminal LLC and PriceEnergy Franchising L.L.C.) and majority owned (70.6%) subsidiary (PriceEnergy.com, Inc.). These Condensed Consolidated financial statements should be read in conjunction with the financial statements and footnotes thereto included in the Company's Annual Report on Form 10-K filed on September 28, 2005 for the year ended June 30, 2005.

Liquidity and Capital Resources
During the nine months ended March 31, 2006, the Company incurred a net loss of approximately $4.8 million, used cash in operating activities of approximately $1.6 million and obtained cash of $2.5 million from the proceeds of convertible debentures and approximately $1.7 million in proceeds from option and warrant exercises.

In order to conserve its capital resources, the Company will continue to issue, from time to time, common stock and stock options to compensate employees and non-employees for services rendered.  In addition, the Company is focusing on expanding its distribution programs and new customer relationships to increase demand for its products.

Given the Company’s March 31, 2006 cash balance of approximately $1.6 million and forecasted cash requirements, the Company anticipates that its existing capital resources, funds generated from operations and funds expected to be received from note receivable payments from related parties will be sufficient to satisfy its cash requirements through at least March 31, 2007.  Should sales be less than forecasted or expenses higher than anticipated, the Company may need to seek alternative sources of funds through the issuance of debt or equity financing or other alternatives including considering reductions in operating expenses.

Note 2 - Summary of Significant Accounting Policies Revenue Recognition
Sales of fuel and heating equipment are recognized at the time of delivery to the customer, and sales of equipment are recognized at the time of installation. Revenue from repairs and maintenance service is recognized upon completion of the service. Payments received from customers for heating equipment service contracts are deferred and amortized into income over the term of the respective service contracts, on a straight-line basis, which generally do not exceed one year.

Reclassifications
Certain reclassifications have been made to prior period’s condensed consolidated financial statements in order to conform to the current period presentation.

Note 3 - Earnings (Loss) per Share
Basic net income or loss per share is computed based on the weighted average number of common shares outstanding during the period. Diluted net income or loss per share is computed based on the weighted average number of common shares outstanding during the period plus dilutive securities outstanding such as stock options, warrants or convertible instruments. Potentially dilutive options and warrants to purchase 154,000 and 5,354,309 shares of the common stock were outstanding for the three and nine months ending March 31, 2006, respectively, and potentially dilutive debentures convertible into 20,385 shares of common stock were also outstanding for the three and nine months ended March 31, 2006 but were not included in the computation of diluted loss per share because the effect of their inclusion would have been anti-dilutive.

(B-VI)
5

The following table sets forth the components of basic and diluted (loss) earnings per share for the three and nine months ended March 31, 2006 and 2005, respectively:

	Three Months Ended		Nine Months Ended
	March 31, 2006	March 31, 2005	March 31, 2006	March 31, 2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net (loss) income	$(1,521,016)	$569,461	$(4,763,555)	$(249,577)

Weighted average common shares outstanding - basic	2,939,379	2,030,281	2,700,748	2,030,281

Dilutive effect of stock options and warrants	-	22,200	-	-

Diluted common shares outstanding	2,939,379	2,052,481	2,700,748	2,030,281

(Loss) income per common share:

Basic	$(.52)	$.28	$(1.76)	$(.12)

Diluted	$(.52)	$.28	$(1.76)	$(.12)

Note 4 - Inventories
Inventories consisted of the following at March 31, 2006:

Liquid fuel	$277,514
Parts, supplies and equipment	743,942
Total	$1,021,456

Note 5 - Notes Receivable
On March 1, 2004, the Company entered into two notes receivable totaling $1.4 million related to the sale of its subsidiary, Able Propane LLC. The notes are secured by substantially all the assets of Able Propane LLC. The outstanding balance bears interest at a rate of 6% per annum. Principal is payable in annual installments with interest being paid in quarterly installments through their maturity date of March 1, 2008. The balance outstanding of these two notes as of March 31, 2006 was $950,000.

The Company has a note from Able Montgomery, Inc. and Andrew Schmidt (the owner of Able Montgomery, Inc.) related to the sale of Able Montgomery, Inc. and certain assets to Mr. Schmidt. The note was dated June 15, 2000 for $170,000. The note bears interest at 9.5% per annum and payments commenced October 1, 2000. No payments of principal or interest have been received for more than 36 months. The note is secured by stock of Able Montgomery, Inc. and a personal guarantee of Andrew Schmidt. The Company believes the value of the collateral will cover the amount due if foreclosure is required. The balance outstanding on this note at March 31, 2006 was approximately $169,000.

The Company has a note receivable related to the sale of oil delivery trucks to an independent driver. This independent driver also delivers oil for the Company. The note bears interest at the rate of 9% per annum. This note was issued in January 2004 and is payable in eight monthly installments each year during the period from September through April, through April 2007, the oil delivery season. The balance on this note at March 31, 2006 was approximately $7,000.

(B-VI)
6

Maturities of the notes receivable at March 31, 2006 are as follows:

For the Year Ending March 31,	Principal Amount
2007	$276,962
2008	769,519
2009	44,519
2010	35,144
Total	$1,126,144

Note 6 - Property and Equipment
Property and equipment was comprised of the following at March 31, 2006:

Land	$479,346
Buildings	1,340,438
Trucks	3,826,414
Fuel tanks	839,064
Machinery and equipment	1,006,502
Leasehold improvements	614,875
Cylinders	375,421
Office furniture and equipment	212,856
8,694,916
Less: accumulated depreciation and amortization	(4,166,079)
Property and equipment, net	$4,528,837

At March 31, 2006, the equipment under the capital leases had a net book value of approximately $1,019,000.

Depreciation and amortization expense of property and equipment was $139,835 and $164,209 for the three months ended March 31, 2006 and 2005, respectively. Depreciation and amortization expense of property and equipment was $420,096 and $521,730 for the nine months ended March 31, 2006 and 2005, respectively

Note 7 - Intangible Assets
Intangible assets was comprised of the following at March 31, 2006:

Website development costs	$2,400,187
Customer list	610,850
Non-compete	100,000
3,111,037
Less: accumulated amortization	(2,562,619)
Intangible assets, net	$548,418

Amortization expense for intangible assets was $12,293 and $120,823 for the three months ended March 31, 2006 and 2005, respectively. Amortization expense for intangible assets was $144,596 and $363,607 for the nine months ended March 31, 2006 and 2005, respectively.

Note 8 - Line Of Credit
On May 13, 2005, the Company entered into a $1,750,000 line-of-credit agreement with Entrepreneur Growth Capital, LLC. The loan is secured by accounts receivable, inventory and certain other assets as defined in the agreement. The line carries interest at Citibank's prime rate, plus 4% per annum (11.25% at March 31, 2006) not to exceed 24% with a minimum interest of $11,000 per month. The line also requires an annual facility fee of 2% of the total available facility limit and monthly collateral management fees equal to .025%. The outstanding balance fluctuates over time. The balance due as of March 31, 2006 is $1,115,741 and approximately $364,000 was available under this credit line.

(B-VI)
7

Note 9 - Notes Payable
On May 13, 2005, the Company entered into a term loan with Northfield Savings Bank for $3,250,000. Principal and interest are payable in monthly installments of approximately $21,400 which commenced July 1, 2005. The initial interest rate is 6.25% per annum on the unpaid principal balance for the first five years, to be reset every fifth anniversary date at 3% over the five year treasury rate, but not lower than the initial rate; at that time the monthly payment will be reset. At the maturity date of June 1, 2030, all remaining amounts are due. The balance outstanding on this note at March 31, 2006 was approximately $3,209,000.

The note is secured by Company-owned real property located in Rockaway, New Jersey and an assignment of leases and rents at such location. The interest rate on default is 4% per annum above the interest rate then in effect.

On August 27, 1999, the Company entered into a note related to the purchase of equipment and facilities from B & B Fuels Inc. The total principal of the note originally was $145,000. The note is payable in the monthly amount of principal and interest of $1,721 with an interest rate of 7.5% per year through August 27, 2009. The note is secured by a mortgage granted by Able Energy New York, Inc. on properties at 2 and 4 Green Terrace and 4 Horicon Avenue, Town of Warrensburg, Warren County, New York. The balance due on this note at March 31, 2006 was approximately $62,000.

Maturities of the notes payable as of March 31, 2006 are as follows:

For the Year Ending March 31,	Principal Amount
2007	$74,951
2008	85,348
2009	80,019
2010	78,845
2011	74,927
Thereafter	2,876,549
Total	$3,270,639

Note 10 - Capital Leases Payable
The Company has entered into various capital leases for equipment expiring through December 2010, with aggregate monthly payments of approximately $33,000. During the nine months ended March 31, 2006, the Company purchased equipment under 3 capital leases of approximately $243,000.

The following is a schedule by years of future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of March 31, 2006:

For the Year Ending March 31,	Amount
2007	$385,755
2008	322,895
2009	276,727
2010	120,741
2011	39,191
Total minimum lease payments	1,145,309
Less amount representing interest	(143,934)
Present value of net minimum lease payments	1,001,375
Less current maturities	316,125
Long-term maturities	$685,250

(B-VI)
8

Note 11 - Convertible Debentures
On July 12, 2005, the Company consummated a financing in the amount of $2.5 million. Under such financing, the Company sold debentures evidenced by a Variable Rate Convertible Debenture (the "Convertible Debentures"). The Convertible Debentures had a term of two years from the date of issuance, amended November 18, 2005 to 25 months, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR for the applicable interest period, plus 4% payable on a quarterly basis. The Convertible Debentures may be converted at the option of the holders into shares of the Company’s common stock at a conversion price of $6.50 per share. In addition, the purchasers received five-year warrants to purchase 192,308 shares of common stock at an exercise price of $7.15 per share. The Company has an optional redemption right (which right shall be mandatory upon the occurrence of an event of default) to repurchase all of the Convertible Debentures for 125% of the face amount of the Convertible Debentures plus all accrued and outstanding interest, as well as a right to repurchase all of the Convertible Debentures in the event of the consummation of a new financing in which the Company sells securities at a purchase price that is below the $6.50 conversion price. Closing expenses related to this transaction totaled $315,000, including a $250,000 broker fee and $65,000 in various legal expenses.

The Company allocated the proceeds from the issuance of the Convertible Debentures and warrants based on their respective fair values and included $900,000 in additional paid-in capital related to the warrants. In addition, the conversion feature of the Convertible Debentures is characterized as a "beneficial conversion feature." Pursuant to Emerging Issues Task Force Issue No. 00-27, the Company has determined that the value of the beneficial conversion feature is $1,600,000. Accordingly, the Company has discounted the balance of the Convertible Debentures as of the date of issuance and included $1,600,000 in additional paid-in capital. The beneficial conversion feature is amortized from the date of issuance to the stated redemption date of July 12, 2007, of which $928,385 and $2,413,922 was amortized to expense during the three and nine months ended March 31, 2006, respectively.

During the three and nine months ended March 31, 2006, debentures totaling $1,190,000 and $2,367,500 in principal amount, respectively, plus accrued interest totaling $3,648 and $49,563, respectively, were converted into 183,638 and 371,856 shares of the Company’s common stock, respectively. The amortization of discounts on debt in connection with the conversions was $877,091 and $1,780,755 for the three and nine months ended March 31, 2006, respectively.

The Company also originally granted to the purchasers who acquired the Convertible Debentures an additional investment right, for a period of eighteen months from the date the resale prospectus was declared effective, to purchase units consisting of convertible debentures in the aggregate amount of up to $15,000,000 (the "Additional Debentures") and common stock purchase warrants equal to 50% of the face amount of such Additional Debentures (the "Additional Warrants"). The rights of the Company and the purchasers relating to the Additional Debentures and Additional Warrants were eliminated as of November 16, 2005, and the purchase agreement was amended to issue the purchasers a series of warrants (the "New Warrants") with an exercise price of $7.50 per share. In the aggregate, the New Warrants permit the holders to acquire up to 5.25 million shares of the Company's common stock upon proper exercise. Notwithstanding the foregoing, until the required stockholder approvals are obtained, the purchasers have agreed not to convert any Debentures or exercise any Additional Warrants or New Warrants which in the aggregate would involve the issuance of a number of shares that would exceed 19.999% of the total number of shares of the Company's common stock outstanding on the trading day prior to the date of the purchase agreement.

Note 12 - Deferred Compensation
During December 2005, the Company entered into a consulting agreement, which included the issuance of options to purchase 25,000 shares of the Company’s common stock at an exercise price of $8.09, the market price on the date of the agreement (December 15, 2005). The Company recorded these options as deferred compensation at a fair value of $174,430 using the Black-Scholes option-pricing model. The fair value of these options are being amortized over the 2-year life of the consulting agreement. The related assumptions used to develop the estimates are as follows:

Risk-free interest rate	3.8%
Expected volatility	92.7%
Dividend yield	-
Expected life	10 years

(B-VI)
9

During February 2006, the Company issued options to the outside members of its board of directors to purchase an aggregate of 24,000 shares of the Company’s common stock at an exercise price of $8.32, the market price on the day of grant (February 23, 2006). The Company recorded these options as deferred compensation at a fair value of $175,593 using the Black-Scholes option-pricing model. The fair value of these options are being amortized over the board members term through June 2006.

Effective during March 2006, in connection with a consulting arrangement, the Company granted options to Timothy Harrington, the former CEO of the Company, to purchase an aggregate of 75,000 shares of the Company’s common stock at an exercise price of $7.13, the market price on the effective date of the grant (March 10, 2006). The Company recorded these options (which were fully vested upon being granted) as compensation expense as of the effective date of the grant at the fair value of $195,036 using the Black-Scholes option-pricing model. The fair value of these options were expensed as of the effective date of the grant.

The related assumptions used to develop the estimates are as follows:

Risk-free interest rate	4.25%
Expected volatility	91.0%
Dividend yield	-
Expected life	1 - 10 years

Note 13- Commitments And Contingencies
Purchase Commitments
The Company is obligated to purchase number 2 oil under various contracts with its suppliers, all of which are expected to be fulfilled with no adverse consequences material to the Company’s operations or financial condition. As of March 31, 2006, total open commitments under these contracts, through April 2006 are approximately $751,000.

Employment agreements
On October 12, 2005, the Company entered into a one-year employment agreement with Gregory Frost, the Company’s CEO. Pursuant to the agreement, he will be paid an annual salary $250,000 and will be eligible for an annual bonus and stock option grants which will be separately determined by the Compensation Committee of the Board of Directors. The agreement also allows for a one-year automatic renewal unless notice of non-renewal is given.

On July 1, 2004, the Company entered into a three-year employment agreement with Christopher Westad, the Company’s President. Pursuant to the agreement, he will be paid an annual salary $141,600 and will be eligible for an annual bonus and stock option grants which will be separately determined by the Compensation Committee of the Board of Directors.

On July 1, 2004, the Company entered into a three-year employment agreement with John Vrabel, the President of PriceEnergy.com, Inc. Pursuant to the agreement, he will be paid an annual salary $141,600 and will be eligible for an annual bonus and stock option grants which will be separately determined by the Compensation Committee of the Board of Directors.

Litigation
The Company is subject to laws and regulations relating to the protection of the environment. While it is not possible to quantify with certainty the potential impact of actions regarding environmental matters, in the opinion of management, compliance with the present environmental protection laws will not have a material adverse effect on the financial condition, competitive position, or capital expenditures of the Company.

Related to its 1999 purchase of the property on Route 46, Rockaway, New Jersey, the Company settled a lawsuit with a former tenant of the property and received a lump sum settlement of $397,500. This sum was placed in an attorney’s escrow account for payment of all environmental remediation costs. Able Energy Terminal, LLC has paid costs of $102,956 through March 31, 2006, which are included in prepaid expenses and must be presented to the attorney for reimbursement. The environmental remediation is currently in progress on this property with the majority of the remediation is to be completed within this calendar year.

(B-VI)
10

Following an explosion and fire that occurred at the Company's Facility in Newton, NJ on March 14, 2003, and through the subsequent clean up efforts, the Company has cooperated fully with all local, state and federal agencies in their investigations into the cause of this accident.

All violation charges with the New Jersey Department of Community Affairs and OSHA have been previously settled.

The Sussex County, New Jersey, Prosecutor's Office conducted an investigation as a result of the March 14, 2003 explosion and fire. At a hearing on July 27, 2005, the Company entered a guilty plea to one count of negligently damaging property, a fourth degree offense, and paid a $20,000 fine. The Company’s guilty plea cannot be used against it in any civil action. In addition, the Company’s President, former CEO and a propane delivery driver entered into a pre-trial intervention agreement, conditioned upon 250 hours of community service over a two-year period.

A lawsuit (known as Hicks vs. Able Energy, Inc.) has been filed against the Company by residents who allegedly suffered property damages as a result of the March 14, 2003 explosion and fire. The Company's insurance carrier is defending the Company as it related to compensatory damages. The Company has retained separate legal counsel to defend the Company against the punitive damage claim. On June 13, 2005, the Court granted a motion certifying a plaintiff class action which is defined as "All Persons and Entities that on and after March 14, 2003, residing within a 1,000 yard radius of Able Oil Company's fuel depot facility and were damaged as a result of the March 14, 2003 explosion". The class certification is limited to economic loss and specifically excludes claims for personal injury from the Class Certification. The Company believes that the Class Claims for compensatory damages is within the available limits of its insurance.

After the March 14, 2003, fire and explosion, the town of Newton changed its zoning requirements and made fuel oil and propane distribution prohibited uses. The Company appealed a denial of a request for building permits to reconstruct damaged and destroyed buildings and sought a Non-Conforming Use Certificate to permit the fuel oil distribution use only. On August 20, 2004, the Superior Court of New Jersey ruled that the Company may continue to use the site as a non-conforming use, but stayed its decision subject to Newton's appellate rights. The decision was upheld in May 2005 by the court upon the appeal of the Town of Newton. The Company is planning to use the property in the manner approved by the decision.

In addition to the class action, seven property owners, who were unable to reach satisfactory settlements with the Company’s insurance carrier, have filed lawsuits for alleged property damages suffered as a result of the March 14, 2003 explosion and fire. Also, the Company's insurance carrier is defending the Company as it related to the property damage claims. Punitive damage claims are being defended by the Company’s separate counsel. The Company believes that compensatory damage claims are within the available limits of insurance and reserves for losses have been established, as deemed appropriate, by the insurance carrier. There was a total of 227 claims filed against the Company for property damages and 220 claims have been settled by the Company’s insurance carrier resulting in the remaining seven lawsuits as described in this paragraph.

The Company in the normal course of business has been involved in lawsuits. Current suits are being defended by the insurance carrier and should be covered by insurance and legal counsel is defending on punitive damage claims as noted above. The Company believes that the outcome of the above mentioned legal matters will not have a material effect on the Company’s condensed consolidated financial statements.

Note 14 - Related Party Transactions
The following officers of this Company own stock in the subsidiary, PriceEnergy.Com, Inc., which they incorporated in November 1999:

Former Chief Executive Officer	23.5%
President	3.6%
Chief Operating Officer	2.3%

No capital contributions have been made by these officers.

(B-VI)
11

The Company entered into a consulting agreement with its former Chief Executive Officer ("CEO") on February 16, 2005. The agreement is for two years and provides for annual fees of $60,000 to be paid in monthly installments. In addition, the former CEO received options, which were fully vested upon grant, to purchase 100,000 shares of the Company's common stock at $4.00 per share. The options were exercised on July 7, 2005. The former CEO was paid $15,000 and $45,000 related to this agreement during the three and nine months ended March 31, 2006, respectively.

On February 22, 2005, the Company borrowed the sum of $500,000 from Able Income Fund, LLC ("Able Income"). The loan was evidenced by a promissory note (the "Note") issued by the Company to the order of Able Income in the principal amount of $500,000 bearing interest at the rate of 14% per annum payable interest only in the amount of $5,833 per month with the principal balance and any accrued unpaid interest due and payable on May 22, 2005. The Note was secured by a mortgage on property located in Warrensburg Industrial Park, Warrensburg, New York, owned by Able Energy New York, Inc. One of the owners of Able Income is Timothy Harrington. The maturity date of the Note was extended to August 22, 2005. Able Income agreed to surrender the Note as of September 30, 2005, in exchange for 57,604 shares of the Company's common stock. The number of shares exchanged was determined by dividing the principal balance of the Note, together with all accrued and unpaid interest thereon as of September 30, 2005, by $8.68, representing a 20% discount off the average closing price of the Company's stock as listed on the Nasdaq SmallCap Market for the period from October 3, 2005 through October 14, 2005. Note conversion expense of $125,000 was recorded during the nine months ended March 31, 2006 related to this transaction. Interest expense related to the note payable paid to Able Income during the three and nine months period ended March 31, 2006 was approximately $0 and $35,000.

The Company entered into an Asset Purchase Agreement in June 2005 ("Purchase Agreement") with all of the stockholders (the "Sellers") of All American Plazas, Inc. ("All American") to purchase substantially all of the business assets of All American. The transaction is expected to be consummated during the fourth quarter of fiscal 2006, upon receipt of the required approval by our stockholders. All American currently owns approximately 32% of the Company's outstanding shares. The Company's CEO, Chairman and General Counsel, Gregory D. Frost, formerly served as a director and the General Counsel of All American until his resignation on March 31, 2005, and the Company's Vice President Business Development, Frank Nocito, is Vice President of All American. In addition, one of the Company's directors, Stephen Chalk, performs certain paid consulting services in the area of real estate development for All American. At the closing, the Company will deliver to the Sellers 11,666,667 shares of the Company’s restricted common stock, par value $.001 per share, at $3.00 per share for an aggregate purchase price of $35,000,000.

All American consummated a financing that, if the acquisition of All American is consummated, will impact the Company. Pursuant to the terms of the Purchase Agreement dated June 1, 2005 (the "Agreement") between All American and certain purchasers, the purchasers loaned All American an aggregate of $5,000,000, evidenced by Secured Debentures also dated June 1, 2005 (the "Debentures"). It is currently contemplated that if the Able/All American transaction is consummated, the stockholders of All American will escrow a sufficient number of shares to satisfy the conversion of the $5,000,000 in outstanding Debentures in full. Pursuant to the terms of the Purchase Agreement dated January 20, 2006 (the "Agreement") between All American and certain purchasers, the purchasers loaned All American an aggregate of $2,500,000, evidenced by Secured Debentures also dated January 20, 2006 (the "Debentures"). It is currently contemplated that if the Able/All American transaction is consummated, the shareholders of All American will escrow a sufficient number of shares to satisfy the exchange of the $2,500,000 in outstanding Debentures for convertible debentures to purchase our common stock at $3.00 per share, 50% warrant coverage at $3.75 exercise price and certain additional pro rata investment rights.

If the Company consummates the acquisition of All American, upon such consummation, the Company will assume the obligations of All American under the Agreement, the Debentures and the Additional Investment Rights Agreement through the execution of a Securities Assumption, Amendment and Issuance Agreement, Registration Rights Agreement, Common Stock Purchase Warrant Agreement and Variable Rate Secured Convertible Debenture Agreement, each between the Purchasers and the Company.

(B-VI)
12

On July 27, 2005, as amended and restated on May 11, 2006, the Company made a loan in the amount of $1,730,000 to All American Plazas, Inc. ("All American"), and All American executed and delivered a promissory note for the full amount of the loan in favor of the Company. Under the terms of the promissory note, the outstanding principal of the loan bears interest at the rate of Libor plus 4% per annum. All payments of principal and accrued interest are payable in full by July 11, 2006. However, All American has the right to extend the repayment of principal and interest for thirty days upon written request. The promissory note is secured by certain real estate of All American and a lien on 1,000,000 shares of the Company's common stock held by All American. These shares have a pre-existing lien held by the Company's former Chief Executive Officer.

In connection with two loans entered into by the Company in May 2005 (see Notes 8 and 9), fees in the amount of $167,500 were paid to Unison Capital Corporation (“Unison”), a company owned by an officer of the Company. This individual also has a related party interest to All American. Subsequent to the payments being made and based on discussions with Unison it was determined the $167,500 was an inappropriate payment to a related party and Unison has agreed to reimburse this amount to the Company. On October 3, 2005, The Company entered into a note agreement with Unison whereby Unison will repay the balance plus interest at 6% per year. Interest is due in monthly installments with the principal being due in full on September 29, 2006.

During the three and nine months ended March 31, 2006, the Company paid consulting fees amounting to approximately $10,000 and $54,000, respectively, to a company owned by a member of the Company’s board of directors. At March 31, 2006, there were no consulting fees payable to this related party.

Note 15 - Product Information
The Company sells several types of products and provides services. Following are sales by product groups and services:

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2006	2005	2006	2005

Number 2 heating oil	$19,989,072	$18,196,703	$41,219,943	$33,736,651
Gasoline, Diesel Fuel, Kerosene, Propane and Lubricants	5,517,943	4,714,157	18,150,057	14,591,053
Equipment Sales, Services and Installation	758,350	757,911	2,366,954	2,551,010

Net Sales	$26,265,365	$23,668,771	$61,736,954	$50,878,714

Note 16 - Recently Issued Accounting Pronouncements
Share-Based Payment
In December 2004, the FASB issued SFAS No. 123(R), "Share-Based Payment," which is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation." Statement 123(R) supersedes Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and amends SFAS No. 95, "Statement of Cash Flows." Generally, the approach in Statement 123(R) is similar to the approach described in Statement 123. However, Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The Statement is effective for fiscal years beginning after June 15, 2005.

Statement 123(R) permits public companies to adopt its requirements using one of two methods:
A.
"Modified prospective" method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of Statement 123(R) for all share-based payments granted after the effective date and (b) based on the requirements of Statement 123 for all awards granted to employees prior to the effective date of Statement 123(R) that remain unvested on the effective date.

B.
"Modified retrospective" method which includes the requirements of the modified prospective method described above, but also permits entities to restate, based on the amounts previously recognized under Statement 123 for purposes of pro forma disclosures, either (a) all prior periods presented or (b) prior interim periods of the year of adoption.

(B-VI)
13

The Company has adopted Statement 123(R) on July 1, 2005 using the modified prospective method. The impact of this Statement was immaterial to our Condensed Consolidated financial statements.

In June 2005, the FASB published Statement of Financial Accounting Standards No. 154, “Accounting Changes and Error Corrections” (“SFAS 154”). SFAS 154 establishes new standards on accounting for changes in accounting principles. Pursuant to the new rules, all such changes must be accounted for by retrospective application to the financial statements of prior periods unless it is impracticable to do so. SFAS 154 completely replaces Accounting Principles Bulletin No. 20 and SFAS 3, though it carries forward the guidance in those pronouncements with respect to accounting for changes in estimates, changes in the reporting entity, and the correction of errors. The requirements in SFAS 154 are effective for accounting changes made in fiscal years beginning after December 15, 2005. The Company will apply these requirements to any accounting changes after the implementation date. The application of this pronouncement is not expected to have an impact on the Company’s consolidated financial position, results of operations, or cash flows.

The Emerging Issues Task Force (“EITF”) reached a tentative conclusion on EITF No. 05-1, “Accounting for the Conversion of an Instrument That Becomes Convertible upon the Issuer’s Exercise of a Call Option” (“EITF No. 05-1”) that no gain or loss should be recognized upon the conversion of an instrument that becomes convertible as a result of an issuer’s exercise of a call option pursuant to the original terms of the instrument. The consensus for EITF No. 05-1 has not been finalized. The adoption of this pronouncement is not expected to have an impact on our Consolidated financial position, results of operations, or cash flows.

In June 2005, the FASB ratified EITF Issue No. 05-2, “The Meaning of ‘Conventional Convertible Debt Instrument’ in EITF Issue No. 00-19, ‘Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 05-2”), which addresses when a convertible debt instrument should be considered ‘conventional’ for the purpose of applying the guidance in EITF No. 00-19. EITF No. 05-2 also retained the exemption under EITF No. 00-19 for conventional convertible debt instruments and indicated that convertible preferred stock having a mandatory redemption date may qualify for the exemption provided under EITF No. 00-19 for conventional convertible debt if the instrument’s economic characteristics are more similar to debt than equity. EITF No. 05-2 is effective for new instruments entered into and instruments modified in periods beginning after June 29, 2005. The Company has applied the requirements of EITF No. 05-2 since the required implementation date. The adoption of this pronouncement did not have an impact on the Company’s consolidated financial position, results of operations or cash flows.

EITF Issue No. 05-4 “The Effect of a Liquidated Damages Clause on a Freestanding Financial Instrument Subject to EITF Issue No. 00-19, ‘Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 05-4”) addresses financial instruments, such as stock purchase warrants, which are accounted for under EITF 00-19 that may be issued at the same time and in contemplation of a registration rights agreement that includes a liquidated damages clause. The consensus of EITF No. 05-4 has not been finalized. In July 2005, the Company entered into a private placement agreement for convertible debentures, a registration rights agreement and warrants in connection with the private placement (see Note 11). Based on the interpretive guidance in EITF Issue No. 05-4, view C, since the registration rights agreement includes provisions for uncapped liquidated damages, the Company determined that the registration rights is a derivative liability. However due to various factors including substantial conversion of these debentures and the registration statement becoming effective in December 2005, the value of the registration rights was deemed to be de minimus and therefore no liability was recorded in the Condensed Consolidated financial statements.

Note 17 - Subsequent Events

On April 4, 2006, 22,000 shares were issued upon the exercise of warrants sold in the July 12, 2005 private placement, as amended on November 16, 2005, for an aggregate exercise price of $165,000.

On May 5, 2006, 75,000 shares were issued upon the exercise of options for an aggregate exercise price of $534,750.

(B-VI)
14

Able Energy, INC. AND SUBSIDIARIES

For the Years Ended
June 30, 2005 and 2004

Page

Report of Independent Registered Public Accounting Firm                         F-2

Consolidated Balance Sheets                                       F-3

Consolidated Statements of Operations                                  F-5

Consolidated Statements of Stockholders' Equity                                                                                                         F-6

Consolidated Statements of Cash Flows                                                                                                                         F-7

Notes to Consolidated Financial Statements                                                                                                              F-9 - F-26

(B-VII)
F-1

To The Board of Directors
Able Energy, Inc.
Rockaway, New Jersey 07866

Report of Independent Registered Public Accounting Firm

We have audited the accompanying consolidated balance sheets of Able Energy, Inc. and subsidiaries as of June 30, 2005 and 2004 and the related consolidated statements of operations, Stockholders’ equity, and cash flows for each of the three years in the period ended June 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Able Energy, Inc. and subsidiaries as of June 30, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 2005 in conformity with accounting principles generally accepted in the United States of America.

Simontacchi & Company, LLP
Rockaway, New Jersey
September 14, 2005

(B-VII)
F-2

ABLE ENERGY, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
June 30,

Assets
2005	2004
Current Assets:
Cash
Accounts Receivable (Less Allowance for Doubtful
Accounts of $238,049 (2005) and $192,222 (2004)
Inventory
Notes Receivable - Current Portion
Other Receivable - Non-Compete - Current Portion
Miscellaneous Receivables
Prepaid Expenses
Deferred Costs - Insurance Claims
Prepaid Expense - Income Taxes
Deferred Income Tax
Other Receivable
Total Current Assets

Property and Equipment:
Land
Buildings
Trucks
Fuel Tanks
Machinery and Equipment
Building Improvements
Cylinders
Office Furniture and Equipment
Website Development Costs

Less: Accumulated Depreciation and Amortization
Net Property and Equipment

Other Assets:
Deferred Income Taxes
Deposits
Other Receivable - Non-Compete - Less Current Portion
Notes Receivable - Less Current Portion
Customer List, Less Accumulated Amortization of $188,122
Covenant Not to Compete, Less Accumulated Amortization of
$100,000 (2005) and $96,667 (2004)
Development Costs - Franchising
Deferred Closing Costs - Financing

  Total Other Assets

 Total Assets
$ $
1,754,318
2,876,900
726,987
57,826
225,000
38,596
485,904
-
-
64,776
-
6,230,307
479,346
946,046
3,594,218
824,738
999,315
790,424
295,476
205,319
2,390,589
10,525,471
5,980,636
4,544,835
45,091
54,918
450,000
649,435
422,728
-
9,191
348,055
1,979,418
12,754,560
$ $
1,309,848
2,436,554
559,325
51,851
225,000
127,422
310,142
424,547
2,063
54,923
75,833
5,577,508
479,346
1,000,268
3,217,443
674,765
911,177
607,484
183,773
200,640
2,330,794
9,605,690
4,819,707
4,785,983
45,091
137,015
675,000
675,295
422,728
3,333
18,382
103,360
2,080,204
12,443,695

(B-VII)
F-3

ABLE ENERGY, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (continued)
June 30,

Liabilities and Stockholders’ Equity
2005	2004

Current Liabilities:
Accounts Payable
Note Payable - Line of Credit
Note Payable - Other
Current Portion of Long-Term Debt
Accrued Expenses
Accrued Taxes
Employee Income Tax Withheld
Deferred Income
Customer Pre-Purchase Payments
Customer Credit Balances
Total Current Liabilities

Deferred Income
Deferred Income Taxes
Long Term Debt: less current portion
 Total Liabilities

Stockholders' Equity:
Preferred Stock
Authorized 10,000,000 Shares Par Value $.001 per share
Issued - None
Common Stock
Authorized 10,000,000 Par Value $.001 per share Issued
and Outstanding Shares 2,457,320 (2005) and 2,013,250 (2004)
Paid in Surplus
Retained Earnings (Deficit)
Total Stockholders' Equity

Total Liabilities and Stockholders' Equity
$ 1,863,841 1,015,468 432,660 338,212 184,097 112,064 146,624 - 2,226,655 230,729 6,550,350 79,679 104,517 3,961,899 10,696,445 2,457 6,481,102 (4,425,444) 2,058,115 $12,754,560	$ 1,703,005 699,236 - 371,838 318,154 31,582 - 2,333 1,495,906 698,899 5,320,953 79,679 91,176 3,553,836 9,045,644 2,014 5,711,224 (2,315,187) 3,398,051 $12,443,695

(B-VII)
F-4

ABLE ENERGY, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
For the Years Ended June 30,

2005	2004	2003

Net Sales

Cost of Sales

Gross Profit

Expenses
Selling, General and Administrative Expenses
Depreciation and Amortization Expense
Total Expenses

Income (Loss) From Operations

Other Income (Expenses):
Interest and Other Income
Interest Expense
Directors’ Fees
Gain (Loss) on Sale of Assets
Gain on Insurance Recovery
Other Expense (Note 19)
Legal Fees Relating to Accident (Note 9)
Total Other Income (Expense)

Income (Loss) from Continuing Operations
Before Provision for Income Taxes (Credit)

Provision for Income Taxes (Credit)

Net Income (Loss) From Continuing Operations

Discontinued Operations:
Income (Loss) from Discontinued Operations
Gain on Sale of Subsidiary Operating Assets

Income (Loss) from Discontinued Operations

Net Income (Loss)

Basic Earnings (Loss) per Common Share
Income (Loss) from Continuing Operations
Income (Loss) from Discontinued Operations

Diluted Earnings (Loss) per Common Share
Income (Loss) from Continuing Operations
Income (Loss) from Discontinued Operations

Weighted Average number of Common Shares Outstanding

Weighted Average Number of Common Shares Outstanding,
Assuming Dilution

$61,964,825

55,977,955

5,986,870

5,946,324
1,183,144
7,129,468

(1,142,598)

214,742
(449,776)
(183,197)
(19,249)
-
(318,236)
(208,455)
(964,171)

(2,106,769)

3,488

(2,110,257)

-
-

-

$(2,110,257)

$ (.99)
$ -

$ (.99)
$ -

2,140,813

2,140,813

$42,882,327

37,267,469

5,614,858

6,433,697
1,152,906
7,586,603

(1,971,745)

149,803
(576,578)
-
-
-
-
(261,862)
(688,637)

(2,660,382)

39,720

(2,700,102)

(57,630)
2,668,490

2,610,860

$ (89,242)

$ (1.34)
$ 1.30

$ (1.34)
$ 1.30

2,013,250

2,013,250

$43,409,488

36,905,395

6,504,093

5,105,584
1,070,046
6,175,630

328,463

112,543
(435,992)
(24,000)
-
215,140
-
(90,050)
(222,359)

106,104

52,782

53,322

148,830
-

148,830

$ 202,152

$ .03
$ .07

$ .03
$ .07

2,012,708

2,051,700

(B-VII)
F-5

ABLE ENERGY, INC. AND SUBSIDIARIES
Consolidated Statements of Stockholders' Equity
For the Years Ended November 30,

Shares	Amount	Additional Paid-in Surplus	Retained Earnings	Total Stockholders Equity

Balance - June 30, 2002

Issuance of Common Stock for Payment of Directors’ Fees

Net Income

Balance - June 30, 2003

Net Loss

Balance - June 30, 2004

Additional Shares Issued

Net Loss

Balance - June 30, 2005

2,007,250 6,000 - 2,013,250 - 2,013,250 444,070 - 2,457,320	$ 2,008 6 - $ 2,014 - $ 2,014 443 - $ 2,457	$5,687,230 23,994 - $5,711,224 - $5,711,224 769,878 - $6,481,102	$(2,428,098) - 202,152 $(2,225,946) (89,241) $(2,315,187) (2,110,257) $(4,425,444)	$3,261,140 24,000 202,152 $3,487,292 (89,241) $3,398,051 770,321 (2,110,257) $2,058,115

(B-VII)
F-6

ABLE ENERGY, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
For the Years Ended November 30,

	2005	2004	2003
Cash Flows from Operating Activities of Continuing Operations Net Income (Loss) (Loss) Income from Discontinued Operations Gain on Sale of Subsidiary Gain on Sale of Subsidiary - Non-Cash	$(2,110,257)	$ (89,242) (57,630) (2,668,490) 1,400,000	$ 202,152 148,830

Income (Loss) - Continuing Operations
Adjustments to Reconcile Net Income to Net Cash
used by Operating Activities:
Depreciation and Amortization
Consulting Fee
Loss (Gain) on Disposal of Equipment
Directors’ Fees
Stock Based Compensation
(Increase) Decrease in:
Accounts Receivable
Inventory
Prepaid Expenses
Prepaid Income Taxes
Deposits
Deferred Income Tax - Asset
Deferred Costs - Insurance Claims
Increase (Decrease) in:
Accounts Payable
Accrued Expenses
Employee Income Tax Withheld
Customer Advance Payments
Customer Credit Balance
Deferred Income Taxes
Escrow Deposits
Deferred Income
 Net Cash Used by Operating Activities
Continuing Operations

Cash Flow From Investing Activities
Purchase of Property and Equipment
Web Site Development Costs
Increase in Deposits
Insurance Claim Receivable
Disposition of Equipment
Cash Received on Sale of Equipment and Inventory - Subsidiary
Payment on Notes Receivable - Sale of Equipment
Cash Received on Sale of Property
Note Receivable - Montgomery
Receivable - Officer
Miscellaneous Receivables
 Net Cash Used by Investing Activities
Continuing Operations

$(2,110,257)

1,183,144
12,987
35,722
103,200
117,000

(440,346)
(167,662)
(117,320)
2,063
82,097
(9,853)
424,547

160,836
(53,575)
146,624
730,749
(468,170)
13,341
-
(2,333)

(357,206)

(1,139,969)
(59,795)
-
-
4,876
225,000
19,855
229,814
-
75,833
103 826
(540,560)

$(2,700,102)

1,152,906
-
-
-
-

225,254
230,097
85,840
-
28,526
18,854
279,128

282,094
(484,246)
-
559,226
282,255
20,866
(5,000)
2,333

(21,969)

(1,216,540)
(56,219)
-
349,526
73,860
-
8,224
-
-
(75,833)
(56,919)
(973,901)

$ 53,322

1,070,046
-
(215,272)
24,000
-

(728,282)
(383,998)
(167,143)
670
(87,000)
(8,074)
(614,816)

261,570
19,355
-
56,569
(131,692)
15,598
(23,472)
-

(858,619)

(1,102,589)
(74,064)
(7,971)
-
118,258
-
13,359
-
655
-
43,402
(1,008,950)

(B-VII)
F-7

ABLE ENERGY, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows (continued)
For the Years Ended November 30,

2005	2004	2003

Cash Flow From Financing Activities
Note Payable - Bank
(Decrease) Increase in Notes Payable - Bank
Note Payable - Other
Note Payable - Officer
Note Payable - Line of Credit
Decrease in Long-Term Debt
Increase in Long-Term Debt
Increase in Deferred Financing Cost on Notes Payable
Sale of Common Stock
 Net Cash (Used) Provided By Financing Activities
Continuing Operations

Discontinued Operations:
Net Cash (Used) Provided by Discontinued Operations
Proceeds from Sale of Equipment and Inventory
Cost of Sale
Net Cash Provided by Discontinued
Operations

Net Increase In Cash
Cash - Beginning of Year
Cash - End of Year

The Company had Interest Cash Expenditures of:
The Company had Tax Cash Expenditures of:

$ (699,236) - 432,660 - 1,015,468 (3,236,437) 3,610,874 (244,695) 463,602 1,342,236 - - - - 444,470 1,309,848 $ 1,754,318 $ 432,849 $ 17,249	$ 700,000 (1,270,764) (1,585,000) (321,630) - (3,377,095) 5,117,315 - - (737,174) 1,055,720 3,000,000 (1,412,861) 2,642,859 909,815 400,033 $ 1,309,848 $ 665,032 $ 59,638	$ - (200,000) 1,085,000 311,320 - (766,479) 844,869 - - 1,274,710 734,332 - - 734,332 141,473 258,560 $ 400,033 $ 416,049 $ 34,567

(B-VII)
F-8

ABLE ENERGY, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 1 Summary of Significant Accounting Policies

Principles of Consolidation
The consolidated financial statements include the accounts of Able Energy, Inc. and its subsidiaries. All material inter-company balances and transactions were eliminated in consolidation.

Majority Ownership
The Company is the majority owner, owning 70.6% of the issued shares of a subsidiary, PriceEnergy.Com, Inc. in which their capital investment is $25,000. The subsidiary has established an E-Commerce Operating System for the sale of products through a network of suppliers originally on the East Coast of the United States. The business became active in October 2000 (See Notes 7 and 12).

Minority Interest
The minority interest in PriceEnergy.Com, Inc. is a deficit and, in accordance with Accounting Research Bulletin No. 51, subsidiary losses should not be charged against the minority interest to the extent of reducing it to a negative amount. As such, the losses have been charged against the Company, the majority owner. The loss for year ended June 30, 2005 is $819.790 (See Notes 7 and 12).

Nature of Operations
Able Oil Company, Able Melbourne and Able Energy New York, Inc. are full service oil companies that market and distribute home heating oil, diesel fuel and kerosene to residential and commercial customers operating in the northern New Jersey, Melbourne, Florida, and Warrensburg, New York respectively. Able Energy New York, Inc. also installs propane tanks, which it owns and sells propane for heating and cooking, along with other residential and commercial uses in the Warrensburg, New York area.

The Company’s operations are subject to seasonal fluctuations with a majority of the Company’s business occurring in the late fall and winter months. Approximately 70% of the Company’s revenues are earned and received from October through March, and the overwhelming majority of such revenues are derived from the sale of home heating fuel. However, the seasonality of the Company’s business is offset, in part, by the increase in revenues from the sale of diesel and gasoline fuels during the spring and summer months due to the increased use of automobiles and construction apparatus.

Inventories
Inventories are valued at the lower of cost (first in, first out method) or market.

Property and Equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided by using the straight-line method based upon the estimated useful lives of the assets as follows:

Trucks, Machinery & Equipment and Furniture & Fixtures	5 years
Fuel Tanks	10 years
Cylinders - Propane	20 years
Building Improvements	20 years
Buildings	30-40 years
Website Development	5 years

Depreciation expense for the year ended June 30, 2005, 2004 and 2003 amounted to $697,780, $769,742 and $745,015, respectively. The cost and related accumulated depreciation of assets sold or otherwise disposed of during the period are removed from the accounts. Any gain or loss is reflected in the year of disposal.

For income tax basis, depreciation is calculated by a combination of the straight-line and modified accelerated cost recovery systems established by the Tax Reform Act of 1986, and accelerated special depreciation per the Tax Acts of 2002 and 2003.

At June 30, 2005 and 2004 the equipment under the capital leases had net book values of approximately $ 768,248 and $ 622,924, respectively.

(B-VII)
F-9

Expenditures for maintenance and repairs are charged to expense as incurred, whereas expenditures for renewals and betterments are capitalized.

E-Commerce Operating System Development Costs
Costs of $2,390,589 incurred in the developmental stage for computer hardware and software have been capitalized in accordance with accounting pronouncement SOP98-1. The costs are included in Property and Equipment and will be amortized on a straight-line basis during the estimated useful life, 5 years. Operations commenced in October 2000. Amortization for the years ended June 30, 2005, 2004 and 2003 amounted to $472,840, $461,823 and $445,842, respectively.

Goodwill and Intangible Assets
Intangibles include customer lists, a covenant not to compete and development costs- franchising. The covenant not to compete and development costs - franchising are being amortized over 5 year periods. Amortization expense related to the covenant not to compete and development costs - franchising for the years ended June 30, 2005, 2004 and 2003 amounted to $12,524, $29,191 and $29,191, respectively.

Customer Lists totaling approximately $611,000 related to various acquisitions were being amortized over lives of 10-15 years thorough July 2001 at which point, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142"). SFAS 142 requires goodwill and other intangible assets to be periodically tested for impairment, and adjusted when impaired, rather than being amortized as previous standards required, as such, effective July 1, 2001, the Customer List will no longer be amortized for financial statement purposes.

The Company has reviewed the provisions of this Statement. Based upon an assessment of the customer lists, there has been no impairment. As of June 30, 2001, the Company has net un-amortized customer lists of $422,728.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes
Effective January 1, 1997, all the subsidiaries, which were S-Corporations, terminated their S-Corporation elections. The subsidiaries are filing a consolidated tax return with Able Energy, Inc.

Effective January 1, 1997, the Company has elected to provide for income taxes based on the provisions of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes”, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements and tax returns in different years. Under this method, deferred income tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Concentrations of Credit Risk
The Company performs on-going credit evaluations of its customers' financial conditions and requires no collateral from its customers.

Financial instruments, which potentially subject the Company to concentrations of credit risk consists of checking and savings accounts with several financial institutions in excess of, insured limits. The excess above insured limits is approximately $1,300,000. The Company does not anticipate non-performance by the financial institutions.

Cash
For the purpose of the statement of cash flows, cash is defined as balances held in corporate checking accounts and money market accounts.

Advertising Expense
Advertising costs are expensed at the time the advertisement appears in various publications and other media. The expense was$338,995, $651,302 and $416,712 for the years ended June 30, 2005, 2004 and 2003, respectively.

(B-VII)
F-10

Fair Value of Financial Instruments
Carrying amounts of certain of the Company’s financial instruments, including cash and cash equivalents, accrued compensation, and other accrued liabilities, approximate fair value because of their short maturities.

Revenue Recognition
Sales of fuel and heating equipment are recognized at the time of delivery to the customer, and sales of equipment are recognized at the time of installation. Revenue from repairs and maintenance service is recognized upon completion of the service. Payments received from customers for heating equipment service contracts are deferred and amortized into income over the term of the respective service contracts, on a straight-line basis, which generally do not exceed one year.

Computation of Net Income (Loss) per Share
Basic net income (loss) per share is computed using the weighted-average number of common shares outstanding during the period. Diluted net income per share is computed using the weighted-average number of common and dilutive potential common shares outstanding during the period. Diluted net loss per share is computed using the weighted-average number of common shares and excludes dilutive potential common shares outstanding, as their effect is antidilutive. Dilutive potential common shares primarily consist of employee stock options. These options and warrants could be dilutive in the future. The numerator for the calculation of both basic and diluted earnings per share is the earnings or loss available for common stockholders.

Stock Based Compensation
The Company accounts for its stock options issued to employees and outside directors pursuant to Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees" and has adopted the disclosure requirements of SFAS No. 123, "Accounting for Stock-Based Compensation", and SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of FASB Statement No. 123".

The following table illustrates the effect on net income and earnings per share if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation.

	2005	2004	2003
Net Income (Loss) From Continuing Operations, as reported	$(2,110,257)	$(2,700,102)	$53,322
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	858,324	102,224	128,950

Pro forma net loss from continuing operations	$(2,968,581)	$(2,802,306)	$(75,628)

Weighted average common shares outstanding	2,140,813	2,013,250	2,012,708

Dilutive effect of stock options and warrants	2,140,813	2,013,250	2,051,700

(Loss) earning per share:
Basic from continuing operations, as reported	$(.99)	$(1.34)	$.03

Basic from continuing operations, pro forma	$(1.39)	$(1.39)	$(.04)

Diluted from continuing operations, as reported	$(.99)	$(1.34)	$.03

Diluted from continuing operations, pro forma	$(1.39)	$(1.39)	$(.04)

(B-VII)
F-11

Potentially dilutive options and warrants to purchase 238,000, 349,000 and 389,000 shares of the common stock were outstanding as of June 30, 2005, 2004 and 2003, respectively, but were not included in the computation of diluted loss per share because the effect of their inclusion would have been anti-dilutive.

The estimated weighted average fair values of the options at the date of grant using the Black-Scholes option-pricing model as promulgated by SFAS No. 123 and the related assumptions used to develop the estimates are as follows:

	2005	2004	2003
Weighted Average fair value of options granted during the year	$4.82	$2.04	$1.99
Risk-free interest rate	4.0%	4.0%	4.0%
Expected volatility	185.9%	120.1%	113.7%
Dividend yield	-	-	-
Expected life	5 years	5 years	5 years

See Note 13 for further discussion of the Company's stock options.

The Company accounts for stock issued to non-employees in accordance with the provisions of SFAS 123 and the Emerging Issues Task Force ("EITF") Issue No. 96-18, "Accounting for Equity Instruments that are Issued to other than Employees for Acquiring, or in Conjunction with Selling Goods or Services." Under SFAS 123, the cost is measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measured.

Impairment of Long-Lived Assets
Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Recent Accounting Pronouncements
Share-Based Payment
In December 2004, the FASB issued SFAS No. 123(R), "Share-Based Payment," which is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS 123(R) requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. The compensation cost will be measured based on the fair value of the equity or liability instruments issued. The Statement is effective as of the beginning of the first interim or annual period beginning after June 15, 2005. We will adopt SFAS No. 123(R) on September 1, 2005 using the modified prospective method. We have disclosed the pro forma impact of adopting SFAS No. 123(R) on net income and earnings per share for the year ended June 30, 2005, 2004 and 2003 in Note 1, which includes all share-based payment transactions to date. We do not yet know the impact that any future share-based payment transactions will have on our financial position or results of operations.

Inventory costs
In November 2004, the FASB issued SFAS No. 151, "Inventory Costs." SFAS 151 amends ARB No. 43, "Inventory Pricing", to clarify the accounting for certain costs as period expense. The Statement is effective for fiscal years beginning after June 15, 2005; however, early adoption of this Statement is permitted. There was no impact from the adoption of this statement.

Note 2 Notes Receivable

A. The Company has a Receivable from Able Montgomery, Inc. and Andrew W. Schmidt related to the sale of Able Montgomery, Inc. to Schmidt, and truck financed by Able Energy, Inc. No payments of principal or interest had been received for more than one year. A new note was drawn dated June 15, 2000 for $170,000, including the prior balance, plus accrued interest. The Note bears interest at 9.5% per annum and payments commence October 1, 2000. The payments will be monthly in varying amount each year with a final payment of $55,981.07 due September 1, 2010. No payments were received in the year ended December 31, 2000. In February 2001, two (2) payments were received in the amount $2,691.66, interest only. In September 2001, $15,124.97 was received covering payments from December 2000 through October 2001, representing interest of $14,804.13 and principal of $320.84. Payments were received in November and December 2002, representing December 2001 and January 2002, a total of $3,333.34; interest of $2,678.88, and principal of $654.46. No payments have been received in more than 30 months.

(B-VII)
F-12

The note is secured by a pledge and security agreement and stock purchase agreement (Stock of Able Montgomery, Inc.), dated December 31, 1998, and the assets of Andrew W. Schmidt with the note dated June 15, 2000. The income on the sale of the company in December 1998 and the accrued interest on the drawing of the new note are shown as deferred income in the amount of $79,679.18 to be realized on collection of the notes.

The Company is in negotiations with Andrew Schmidt. Andrew Schmidt and the Company have reached an agreement whereby the liability will be paid by an additional $.04 per gallon charge on oil purchased from the Company. The Company believes the value of the collateral will cover the amount due if foreclosure is required.

Maturities of the Note Receivable are as follows:

For the 12 Months Ending June 30,	Principal Amount
2006	$44,118
2007	13,753
2008	15,118
2009	16,619
2010	18,268
Thereafter	60,825
Total	$168,701

B. Able Oil Company has three (3) Notes Receivable for the sale of oil delivery trucks to independent drivers who also deliver oil for the Company. Two notes bear interest at the rate of 12% per annum and one Note 9% annum. One note began December 1998, one began February 1999 and one began January 2004. The notes are payable eight (8) months per year September through April, the oil delivery season.

Maturities of these Notes Receivable are as follows:

For the 12 Months Ending June 30,	Principal Amount
2006	$13,708
2007	11,990
2008	6,147
2009	6,715
Total	$38,560

Note 3 Inventories

Items	June 30, 2005	June 30, 2004
Heating Oil	$335,245	$232,364
Diesel Fuel	34,409	19,998
Kerosene	3,025	4,906
Propane	28,020	13,461
Parts, Supplies and Equipment	326,290	288,596
Total	$726,987	$559,325

Note 4 Notes Payable Bank

A.
On September 22, 2003, the Company closed a new loan facility with UPS Capital Business Credit. The facility is a $4,300,000 term loan, payable over fifteen (15) years with interest at the prime rate, plus 1.75%, and a line of credit of $700,000 with interest at prime plus 1.00%. The payments on the term loan, due the first of each month, include principal, interest of $35,900.04, and real estate tax escrow of $2,576.63, totaling $38,476.67. Real estate tax escrow of $7,745.03 was paid at closing. September 30, 2003 was the first payment and included nine (9) days of interest plus principal totaling $20,382.02. Any payment received more than five (5) days after the due date is subject to a late charge of 5% of such payment. Upon the occurrence of an event of default, the loan shall bear interest at five percentage points (5%) above the rate otherwise in effect under the loan.

(B-VII)
F-13

On March 3, 2004, the Company repaid $1,100,000 of the term loan principal balance. The monthly payments of principal and interest were reduced to $26,672.65, commencing with the payment due April 1, 2004, which was paid by the Company in March 2004. All other terms of the loan will remain the same.

1. The collateral will be as follows for the term loan:

A.	A first mortgage on properties located at 344 Route 46, Rockaway, NJ and 38 Diller Avenue, Newton, NJ
B.	A first security interest in equipment and fleet vehicles
C.	A first security interest in the customer list

Terms and Collateral related to the Revolving Line of Credit
Interest is payable monthly on the first day of each month, in arrears. This loan shall be paid down annually for a minimum of thirty (30) days at the borrower’s discretion, but prior to renewal. The maturity is annually renewing from the closing date. This part of the loan is secured by a first priority lien on accounts receivable and inventory.

The Revolving Line of Credit will have rates supported by 75% on accounts receivable less than 90 days outstanding, plus 50% on inventory. The outstanding balance at June 30, 2004 was $700,000.

The loan facility is guaranteed by Able Energy, Inc. Officer’s loans and are subordinated to the lender and will remain standstill until all debt due to the lender is paid in full.

The Agreement contains certain financial covenants as enumerated in the Agreement

The balance of the term loan at June 30, 2004 was	$3,064,523
Included in current portion of long-term debt	144,422
Included in long-term debt - less current portion	$2,920,101

The Term Loan and the Line of Credit were paid in full on May 13, 2005 with new financing secured by the Company (see note 4 B and C)

B.
On May13, 2005, the Company entered into a term loan with Northfield Savings Bank for $3,250,000. Principal and interest shall be due and payable the first of each months, commencing on July 1, 2005, in the amount of $21,439.25. The initial interest rate is 6.25% per annum on the unpaid principal balance for the first five (5) years, to be redetermined every fifth anniversary date (reset date) at 300 basis points over the five (5) year treasury rate, but not lower than the initial rate; at that time the monthly payment will be redetermined. At the maturity date of June 1, 2030, all amounts owed are due and payable. If payment is not received within ten (10) days after its due date, a late charge of 5% of such delinquent payment will be applied. Prepayments may be paid in whole or part, together with accrued interest on the prepaid amount.

Security for the Note is a Mortgage and Security Agreement on real property in the Borough of Rockaway, County of Morris, New Jersey and an assignment of leases and rents, the property is at 344 Route 46. The property is owned by Able Energy Terminal, LLC, a wholly owned subsidiary. Borrower hereby grants to the bank a continuing security interest in all property of the borrower, now and hereafter in possession of the bank, as security for payment of this note and any other liabilities to the bank. The interest rate on default is 4% per annum above the interest rate then in effect.

Covenants

The Financial Statements and Compliance Certificate, as per the Agreement, will be signed by the borrower’s chief financial officer. As of June 30, 2005, the Company is in compliance with the Agreement covenants.

(B-VII)
F-14

The Company paid the term loan due of $3,019,298.52, which included a prepayment penalty of $70,864 (included in interest expense on the statement of operations), to UPS Capital with proceeds from this loan and also closing costs and legal fees. The net amount to the Company was $94,993.67.

Management believes that the carrying value of its long-term debt approximates fair value in accordance with SFA 107.

C.
On May 13, 2005, the Company and subsidiaries entered into a loan and security agreement with Entrepreneur Growth Capital, LLC, as lender. The loan will be a Line-Of-Credit of $1,750,000, secured by (1) accounts receivable, 60 days or less in age from invoice date with a maximum of $1,250,000 (accounts Line of Credit) and inventory, owned by borrower in storage tanks in Rockaway, New Jersey facility and goods held for sale or lease or to be furnished under a contract of service and all present and future raw materials, work in process and finished goods, maximum credit line of $500,000 (inventory credit line). Loans and advances of 85% of net amount of eligible accounts receivable and 30% of net amount of eligible inventory, not to exceed the Line-of-Credit amount. The balance due by June 30, 2005 is $1,015,468.

Interest and Fees

Interest payable on loans and advances, related to both accounts receivable and inventory advances are charged at Citibank’s Prime rate, plus 4% per annum, but the rate shall never be more than 24% or maximum permitted by law. All interest and fees charged or chargeable to borrower shall be deemed as an additional advance.

Any advance interest shall be charged at 18% per annum, the default rate of interest shall be 24% per annum. The Company shall pay the lender an annual facility fee in an amount equal to two percent (2%) of the Line-of-Credit, $3,500. The facility fee is payable upon execution of this agreement and upon each annual anniversary date of this agreement until such time this agreement has been terminated in accordance with its terms. Borrower shall pay lender a minimum interest charge in an amount equal to the difference between (a) $11,000 per month, and (b) the actual amount of interest charged to the borrower on the obligation that month.

Borrower shall pay lender a monthly collateral management fee equal to one quarter of one percent (0.25%) of the Line-of- Credit, $437.30.

Collateral

All of borrower’s (a) accounts receivable, now existing and hereafter created (b) present and future deposit accounts (c) present and future books records, computer programs, etc. (d) presently owned or hereafter acquired inventory (e) present and future general intangibles, including customer lists, trademarks, etc. (f) rights, title and interest in any and all assets, personal property owned by third parties.

Events of default as per Section 8 of the agreement

This agreement shall continue in full force and effect for a term ending on the last business day of the month two (2) years from the date hereof (“the Renewal Date”) and shall automatically renew from year-to-year thereafter until terminated pursuant to the terms here of. The lender may terminate this agreement on the Renewal Date or on the anniversary of the Renewal Date in any year by giving the borrower at least thirty (30) days prior written notice, by registered or certified mail, return receipt requested. Borrower may terminate upon the same dates by giving ninety (90) day notice to lender.

The Company Paid the Line of Credit loan to UPS Capital of $699,235.94, plus interest of $1,621.83, for a total of $700,857.77.

Note 5 Notes Payable

The Company has a mortgage note payable to Able Income Fund, LLC with an original balance of $500,000. The note is dated February 22, 2005 and is due May 22, 2005. The note has an interest rate of 14% per annum and is payable with interest only at $5,833.33 per month with the balance and any accrued interest due at May 22, 2005. The note is secured by a mortgage on property in Warrensburg Industrial Park, Warrensburg, New York, owned by Able Energy New York, Inc., a wholly owned subsidiary of the Company. The due date of the loan has been extended to August 22, 2005. All other terms and conditions remain unchanged. One of the owners of Able Income Fund, LLC is the prior Chief Executive Officer (CEO) of Able Energy, Inc. The balance due at June 30, 2005 is $432,660.

(B-VII)
F-15

Mortgage note payable dated, August 27, 1999, related to the purchase of B & B Fuels facility and equipment. The total Note is $145,000. The Note is payable in the monthly amount of principal and interest of $1,721.18 with and interest rate of 7.5% per annum. The initial payment was made on September 27, 1999, and continues monthly until August 27, 2009, which is the final payment. The Note is secured by a mortgage made by Able Energy New York, Inc. on property at 2 and 4 Green Terrace and 4 Horicon Avenue, Town of Warrensburg, Warren County, New York. The balance due on this Note at June 30, 2005 and June 30, 2004 was $73,713 and $88,242, respectively.

	Interest Rate at June 30, 2005 and 2004	Maturities	Outstanding Debt at 6/30/2005	Outstanding Debt at 6/30/2004
Notes Payable Collateralized By Trucks and Vans Capitalize Leases Payable Collateralized by Trucks and Vans Purchased Notes Payable Collateralized by Office and Computer Equipment	2.90 - 12.506% 4.075 - 9.498% 4.699 - 16.196%	10/20/05-8/10/06 1/7/05-4/5/10 9/1/04-5/27/08	$ 20,920 932,102 23,376 $ 976,398	$ 26,904 708,570 37,435 $ 772,909

The above notes are all collateralized by the equipment and/or furniture purchased. The capitalized leases payable are lease/purchase agreements with a small purchase price at the end of the lease. The above notes are represented by Notes Payable to Payees.

Maturities on the Notes Payable subsequent to June 30, 2005 are as follows:

For the 12 Months Ending June 30,	Principal Amount
2006	$338,212
2007	334,759
2008	309,158
2009	263,909
2010	120,924
thereafter	2,933,149
Total	$4,300,111

(B-VII)
F-16

Note 6 Income Taxes

Effective January 1, 1997 the Company adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.

The differences between the statutory Federal Income Tax and Income Taxes is accounted for as follows:

 2005
	Amount	Percent
Statutory Federal Income Tax State Income Tax Income Taxes Income Taxes consist of: Current Deferred Total	$ 2,442 - 1,046 $ 3,488 $ - 3,488 $ 3,488	15.0% 7.6 22.6%

Note X - The State of New Jersey has suspended the use of carry forward losses for the years 2002 and 2003. As such, state income taxes of $45,091 have been shown as a deferred asset and as income taxes payable. New Jersey carry forward is treated separately by the Company. Able Oil Company has a New Jersey Operating Loss of $501,010 which can not be utilized in the year ended June 30, 2003, the State Income Tax on income in excess of the NOL $45,258 is shown as state income tax. Under current New Jersey law, the carry forward will be available up to 50% of NOL after 2003, the Company’s fiscal year ending June 30, 2005.

The effective tax rate differed from the statutory U.S. Federal Income Tax Rate as follows:

Fiscal Year Ended June 30,
2005  2004  2003
U.S. Federal Statutory Rate                15.0   15.0   34.0

                                                             2004        2003
Amount	Percent	Amount	Percent

Statutory Federal Income Tax
Federal Income Tax Reduction due to Carry forward loss
State Income Tax
State Income Tax (Note X)
State Income Tax Reduction due to Carryforwardloss

Income Taxes

Income Taxes consist of:
Current
Deferred
 Total

$ 27,804 11,916 - - $ 39,720 $ - 39,720 $ 39,720	15.0% 7.6 - 22.6%	$ 204,432 (199,165) 45,258 45,091 - (42,834) $ 52,782 $ 45,258 7,524 $ 52,782	34.0% 5.9 - 39.9%

(B-VII)
F-17

The types of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts that give rise to a significant portion of the deferred tax liability and deferred tax asset and their approximate tax effects are as follows at:
 June 30, 2005
	Temporary Difference	Tax Effect
Depreciation and Amortization Allowance for Doubtful Accounts Gain on Sale of Subsidiary New Jersey Net Operating Loss Carry forward	$ (401,097) 238,049 18,766 501,010	$(104,517) 60,741 4,035 45,091

June 30, 2004
	Temporary Difference	Tax Effect
Depreciation and Amortization Allowance for Doubtful Accounts Gain on Sale of Subsidiary New Jersey Net Operating Loss Carry forward	$ (339,045) 192,222 18,766 501,010	$(91,176) 50,888 4,035 45,091

Able Energy, Inc., et al, open years are June 30, 2001, 2002, 2003 and 2004. The Company has a Federal net operating loss carry forward of approximately $2,682,000. The net operating loss expires between June 30, 2019 and 2021. Able Energy, Inc. and PriceEnergy.Com, Inc. have a New Jersey Net Operating Loss Carry forward of approximately $489,374 and $2,217,251, respectively, which can be utilized in the year ending June 30, 2005.

These carry forward losses are available to offset future taxable income, if any. The Company’s utilization of this carry forward against future taxable income is subject to the Company having profitable operations or sale of Company assets, which create taxable income. For the year ended June 30, 2005, $-0- of net income has been utilized against the net operating loss carry forward. At this time, the Company believes that a full valuation allowance should be provided. The component of the deferred tax asset as of June 30, 2005 are as follows:

Net Operating Loss Carry forward - Tax Effect  $ 911,880
Valuation Allowance                       (911,880)
Net Deferred Tax based upon Net
Operating Loss Carry forward          $           -0-

Note 7 Note Receivable - Subsidiary

The Company has a Note Receivable from PriceEnergy.Com, Inc. for advances made in the development of the business, including hardware and software costs. All of PriceEnergy.Com, Inc.’s assets are pledged as collateral to Able Energy, Inc. The amount of the note is $1,350,000 dated November 1, 2000 with interest at 8% per annum payable quarterly. Principal payments to begin two years after the date of the Note, November 1, 2002. Through June 30, 2005, no principal has been paid. Interest, in the amount of $54,000 has been accrued for the six months ended December 31, 2002. No interest has been accrued since December 31, 2002 as the note is non-performing. Unpaid accrued interest due through June 30, 2005 is $234,000. The Note, accrued interest and interest expense have been eliminated in the consolidated financial statements (See Notes 1 and 12).

Able Oil Company has a Note Receivable originally dated September 30, 2002 in the amount of $1,510,372.73 from PriceEnergy.Com, Inc. The Note has been updated for transactions through June 30, 2005, resulting in a balance of $3,544,389 with interest at 8% per annum, to be paid quarterly. Principal payments to begin one year after date of Note, October 1, 2003, and continue monthly thereafter. The Note is the result of the transference of the unpaid accounts receivable which resulted from the sale of heating oil through PriceEnergy.Com, Inc. Able Oil Company has a second position as collateral in all of the assets of PriceEnergy.Com, Inc. to Able Energy, Inc. No interest has been recorded since December 31, 2002. Any payments will go to pay principal. The note receivable accrued interest and interest income have been eliminated in consolidation against the amounts on PriceEnergy.Com, Inc.

Note 8 Profit Sharing Plan

Effective January 1, 1997, Able Oil Company established a Qualified Profit Sharing Plan under Internal Revenue Code Section 401-K. The Company matches 25% of qualified employee contributions. The expense was $ 27,472 and $26,579 for the year ended June 30, 2005 and 2004, respectively.

(B-VII)
F-18

Note 9 Commitments and Contingencies

Able Oil Company is under contract to purchase #2 oil as follows:

Company	Period	Total Gallons	Gallons Open Commitment at 6/30/04	Open Dollar Commitment at 6/30/04
Petrocom Conectiv Energy Petrocom Center Oil Gulf Oil Total	10/1/05-3/31/06 11/1/05-2/28/06 10/1/05-4/30/06 10/1/05-4/30/06 11/1/05-2/28/06	252,000 168,000 294,000 588,000 168,000 1,470,000	252,000 168,000 294,000 588,000 168,000 1,470,000	$ 413,910 257,754 430,962 930,829 251,454 $ 2,284,909

The Company is subject to laws and regulations relating to the protection of the environment. While it is not possible to quantify with certainty the potential impact of actions regarding environmental matters, in the opinion of management, compliance with the present environmental protection laws will not have a material adverse effect on the financial condition, competitive position, or capital expenditures of the Company.

In accordance with the agreement on the purchase of the property on Route 46, Rockaway, New Jersey by Able Energy Terminal, LLC, the purchaser shall commence after the closing which was August 31, 1999, the investigation and remediation of the property and any hazardous substances emanating from the property in order to obtain a No Further Action letter from the New Jersey Department of Environmental Protection (NJDEP). The purchaser will also pursue recovery of all costs and damages related thereto in the lawsuit by the seller against a former tenant on the purchased property. Purchaser will assume all responsibility and direction for the lawsuit, subject to the sharing of any recoveries from the lawsuit with the seller, 50-50.

The seller by reduction of its mortgage will pay costs related to the above up to $250,000. A settlement has been achieved by the Company with regard to the lawsuit. The settlement provides for a lump sum payment of $397,500 from the defendants to the Company. In return, the defendants received a release from the Estate (the Seller) and a release and indemnification from the Company. The defendants provided a release to Able Energy and the Estate. Pursuant to the original agreement, the Estate receives 50% of the settlement amount, net of attorney fees.

This has been amended by an agreement dated November 5, 2001. The entire settlement, net of attorney fees, was collected and placed in an attorney’s escrow account for payment of all investigation and remediation costs. Able Energy Terminal, LLC has incurred costs of $102,956 to June 30, 2005, which are included in Prepaid Expenses and must be presented to the attorney for reimbursement. The New Jersey Department of Environmental Protection (NJDEP) has issued an approval for treated water run-off. The ruling is for a 180-day period, which can be renewed for an additional 180 days, per management, during which a valid permit must be obtained. When approval is received and contract invoice wording is sufficient for the attorney, reimbursement can be made upon approval of the attorney and the Estate.

The costs of the cleanup pursuant to the Agreement of Sale must be shared equally (50/50) by the seller and purchaser up to Seller’s cap of $250,000. Seller’s contribution to the cleanup is in the form of a reduction to the Note of $650,000 and not by direct payments. The note has been paid in full. As such, any payment by the Estate must be direct payments. Payments will begin when and if costs exceed $397,500. In the opinion of management, the Company will not sustain costs in this matter, which will have a material adverse effect on its financial condition.

Following an explosion and fire that occurred at the Able Energy Facility in Newton, NJ on March 14, 2003, and through the subsequent clean up efforts, Able Energy has cooperated fully with all local, state and federal agencies in their investigations into the cause of this accident. All violation charges with the New Jersey Department of Community Affairs and OSHA have been settled and paid.

The Sussex County, New Jersey, Prosecutor’s Office is conducting and investigation as a result of the March 14, 2003 explosion and fire. At a hearing on July 27, 2005, the President and former CFO pleaded guilty and received community service. The Company will face a fine of up to $30,000 when sentenced September 21, 2005.

A lawsuit (known as Hicks vs. Able Energy, Inc.) has been filed against the Company by property owners who allegedly suffered property damages as a result of the March 14, 2003 explosion and fire. The Company’s insurance carrier is defending as related to compensatory damages. Legal counsel is defending on the punitive damage claim. On June 13, 2005, the Court granted a motion certifying a plaintiff class action which is defined as “All Persons and Entities that on and after March 14, 2003, residing within a 1,000 yard radius of Able Oil Company’s fuel depot facility and were damaged as a result of the March 14, 2003 explosion”. The claim is limited to economic loss and claims for personal injury have been specifically excluded from the Class Certification. The insurer has settled approximately 200 claims against the Company. The Company believes that the Class Claims for compensatory damages is within the available limits of its insurance.

(B-VII)
F-19

After the March 14, 2003, fire and explosion, the town of Newton changed its zoning requirements and made fuel oil and propane distribution prohibited uses. The Company is appealing a denial of a request for building permits to reconstruct damaged and destroyed buildings and sought a Non-Conforming Use Certificate to permit the fuel oil distribution use only. On August 20, 2004, the Superior Court of New Jersey ruled that the Company may continue to use the site as a non-conforming use, but stayed its decision subject to Newton’s appellate rights. The decision was upheld in May 2005 by the court upon the appeal of the Town of Newton. The Company is planning to use the property in the manner approved by the decision.

As a result of the March 14, 2003 explosion and fire, various claims for property damage have been submitted to the Company’s insurance carrier. These claims are presently being handled and, in many cases, settled by the insurance carrier’s adjuster. There were approximately 200 claims being handled and adjusted with reserves for losses established as deemed appropriate by the insurance carrier. The majority of these claims have been settled.

Two lawsuits have been filed by homeowners in Newton, New Jersey who allegedly suffered property damages as a result of the March 14, 2003 explosion and fire. The Company’s insurance carrier is defending as related to the property damage claims. As to Punitive Damages, one case is being defended by an outside attorney and one by the insurance carrier. It appears that compensatory damage claims are within the available limits of insurance.

The Company in the normal course of business has been involved in lawsuits. Current suits are being defended by the insurance carrier and should be covered by insurance and legal counsel is defending on punitive damage claims as noted above.

Note 10 Operating Lease

Able Energy Terminal, LLC, has acquired the following lease on the property it purchased on Route 46 in Rockaway, New Jersey.

The lease with Able Oil Company, a wholly owned subsidiary of Able Energy, Inc., has an expiration date of July 31, 2004 and has been rewritten. The lease provides for a change of $0.022 per gallon through put, as per a monthly rack meter reading.

Estimated future rents are $0.022 per gallon through put charges per the monthly rack meter readings.

The Company leased 9,800 square feet in the Rockaway Business Center on Green Pond Road in Rockaway, New Jersey. The facility will be used as a call center and will combine the administrative operations in New Jersey in one facility. The lease has a term of five (5) years and three (3) months from August 1, 2000 through October 31, 2005.

The rent for the first year is $7,145.83 per month and the second through fifth year is $7,431.67 per month, plus 20.5% of the building’s annual operational costs and it’s portion of utilities. The current monthly rent, including Common Area Charges, is $9,799.04 per month.

The lease does not contain any option for renewal. The Company and the landlord have agreed to extend the lease for a period of six months to April 30,2006 based upon the existing terms. The total rent expense was $117,588 for the year ended June 30, 2005. The estimated future rents are as follows:

July 2005-April 2006   $ 98,830

The following summarizes the month-to-month operating leases for the other subsidiaries:

Able Oil Melbourne  $500.00, per month
                                                                                                 Total rent expense, $6,000
Able Energy New York         $500.00, per month
                                                                                                 Total rent expense, $6,000

(B-VII)
F-20

Note 11 Franchising

The Company sells franchises permitting the operation of a franchised business specializing in residential and commercial sales of fuel oil, diesel fuel, gasoline, propane and related services. The Company will provide training, advertising and use of Able credit for the purchase of product, among other things, as specified in the Agreement. The franchisee has an option to sell the business back to the Company after two (2) years of operations for a price calculated per the Agreement.

The Company signed its first franchise agreement in September 2000. On June 29, 2001, PriceEnergy.Com Franchising, LLC, a subsidiary, signed its first franchise agreement. The franchisee will operate a B-franchised business, using the proprietary marks and a license from PriceEnergy.Com, Inc. and will establish the presence of the franchisee’s company on the PriceEnergy Internet Website. The franchisee will have the exclusive territory of Fairfield County, Connecticut as designated in the agreement. No new franchise agreements have been signed.

Note 12 Related Party Transactions

The following officers of this Company own stock in the subsidiary, PriceEnergy.Com, Inc., which they incorporated in November 1999.

Former Chief Executive Officer   23.5%
President                                                                   3.6%
Chief Operating Officer     2.3%

No capital contributions have been made by these officers (See Notes 1 and 7).

The Company has entered into a consulting agreement with its former Chief Executive Officer (“CEO”) on February 16, 2005 (see note 20). The agreement is for two years and provides for annual fees of $60,000 to be paid in monthly installments. In addition the former CEO received options to purchase 100,000 shares of the Company’s common stock at $4.00 per share. The options were excercised on July 7, 2005, at which time the closing price was $16.89. The former CEO was paid $20,769 related to this agreement during the year ended June 30, 2005

During the year ended June 30, 2005 the Company paid $20,000 in legal fee to a firm in which one of the members of the Board of Directors is a partner.

All American Plazas, Inc., currently owns approximately 38% of the Company’s outstanding shares. In addition, a director and General Counsel of the Company and one of the Company’s vice presidents have related interests in All American Plazas. Inc.

The Company entered into a Stock Purchase Agreement on that date ("Purchase Agreement") with all of the shareholders (the "Sellers") of All American Plazas, Inc. ("All American") in connection with our acquisition of All American. The transaction is expected to be consummated in October 2005, upon receipt of the required approval by our stockholders.

At the closing, we will deliver to the Sellers 11,666,667 shares of our restricted common stock, par value $.001 per share, at $3.00 per share for an aggregate purchase price of $35,000,000. In addition, at the closing, we will deliver to certain of the Sellers a number of shares of our restricted common stock equal to the number of shares of our common stock owned by All American as of the closing date.

All American recently consummated a financing that, if the acquisition of All American is consummated, will impact the Company. Pursuant to the terms of the Securities Purchase Agreement dated June 1, 2005 (the "Agreement") among All American and certain purchasers, the purchasers loaned All American an aggregate of $5,000,000, evidenced by Secured Debentures also dated June 1, 2005 (the "Debentures").

If the Company consummate the acquisition of All American, upon such consummation, we will assume the obligations of All American under the Agreement, the Debentures and the AIR Agreement through the execution of a Securities Assumption, Amendment and Issuance Agreement, Registration Rights Agreement, Common Stock Purchase Warrant Agreement and Variable Rate Secured Convertible Debenture Agreement, each between the Purchasers and us (the "Able Energy Transaction Documents").

(B-VII)
F-21

In connection with two loans entered into by the company in May 2005 (see note 4), fees in the amount of $167,500 were paid to Unison Capital Corporation, a company in which a vice president of Able Energy has a related interest. This individual also has a related party interest to All American Plazas, Inc., the Company’s largest shareholder.

Subsequent to the payments being made and based on discussions with Unison Capital Corporation it was determined the $167,500 was an inappropriate payment to a related party and Unison Capital Corporation has agreed to reimburse this amount to the Company over a twelve month period beginning in October 2005. The charge had been appropriately classified as deferred finance charges in the balance sheet and therefore will have no effect on the Company’s statement of operations.

Note 13 Stock Options and Warrants
Stock Options and Warrants

The Able Energy, Inc. 1999 Employee Stock Option Plan for stock options awards up to 700,000 shares of the Company's common stock to be granted to directors, employees and consultants of the Company. The Plan was cancelled and no further grants available upon the ratification of the Able Energy, Inc. 2005 Incentive Stock Plan.
The Able Energy, Inc. 2000 Employee Stock Option Plan for stock options awards up to 350,000 shares of the Company's common stock to be granted to directors, employees and consultants of the Company.

The Able Energy, Inc. 2005 Incentive Stock Plan provides for stock options, stock awards and restricted stock purchase offer awards up to 1,000,000 shares of the Company's common stock to be granted to directors, employees and consultants of the.

There was compensation expense of approximately $117,000 recorded from stock options under APB 25 for the year ended June 30, 2005. On May 5, 2005, the Company granted 50,000 vested options each to two employees at an exercise price 15% below market vesting immediately.

A summary of the Company's stock option activity, and related information for the years ended June 30, follows:

	Options	Weighted-Average Exercise Price	Number of Exercisable	Weighted-Average Exercise Price

Outstanding June 30, 2002	235,840	$ 3.15	230,340	$ 3.11
Granted	50,000	3.16

Outstanding June 30, 2002	285,840	3.15	283,090	2.48
Granted	50,000	2.55
Expirations	(47,840)	3.25

Outstanding June 30, 2002	288,000	3.03	288,000	3.03
Granted	200,000	5.34
Exercised	(194,000)	2.52
Expirations	(56,000)	5.00

Outstanding June 30, 2002	238,000	4.92	238,000	4.92

Weighted-average fair value of options granted during the years:

	2005	2004
Where exercise price equals stock price	-	-

Where exercise price exceeds stock price	$ 2.05	$ 2.04

Where stock price exceeds exercise price	$ 7.60	-

(B-VII)
F-22

Following is a summary of the status of stock options outstanding at June 30, 2005:

	Outstanding and Exercisable Options
Exercise Price Range	Number Outstanding at 6/30/05	Weighted-Average Remaining Contractual Life	Weighted-Average Exercise Price

$ 2.25 - $ 3.16	38,000	2.9	$ 2.73
$ 4.00 - $ 6.68	200,000	4.8	5.34

A summary of the Company’s stock warrant activity, and related information for the years ended June 30, follows:

	Warrants	Weighted-Average Exercise Price	Number of Exercisable	Weighted-Average Exercise Price

Outstanding June 30, 2002	150,000	$ 4.67	150,000	$ 4.67
Grants	(170,000)	5.00

Outstanding June 30, 2003	320,000	4.85	320,000	4.85
Expirations	(40,000)	4.00

Outstanding June 30, 2004	280,000	4.97	280,000	4.97
Exercised	(91,213)	5.25
Expirations	(188,787)	4.83

Outstanding June 30, 2005	-	-	-	-

Note 14 Compensated Absences

There has been no liability accrued for compensated absences; as in accordance with Company policy, all compensated absences, accrued vacation and sick payment must be used by December 31st. At June 30, 2005, any amount for accrual of the above is not material and has not been computed.

Note 15 Cash Flow Information

The following transaction resulted in no cash being received or expended:

Issuance of common stock in payment of 2003 and 2004 director fees   $ 103,200
Issuance of common stock to Summit Ventures                                               71,429
Stock based Compensation                                                                                117,000
Stock issued on exercise of stock options- funds due                                     15,000

Note 16 Business Segment Information

The Company sells several types of products and provides services. Following are revenues by product groups and services:

	Continuing Operations Fiscal Year Ended June 30,
	2005	2004	2003

Home Heating Oil #2	$ 33,979,796	$ 23,674,243	$ 24,253,490
Commercial Oil #2	4,742,098	2,949,654	1,878,937
Gasoline, Diesel Fuel, Kerosene, Propane & Lubricants	20,060,543	13,122,536	13,775,172
Equipment Sales & Services	1,382,272	1,157,444	1,275,757
Installation Repairs & Services	1,800,116	1,978,450	2,226,132

Net Sales	$ 61,964,825	$ 42,882,327	$ 43,409,488

(B-VII)
F-23

Note 17 Sale of Subsidiary

On March 1, 2004, the Company sold the operations of its subsidiary, Able Propane, LLC. The Sale was a sale of inventory and equipment (the operating assets of the subsidiary). The total price of the sale was $4,400,000. Of that, $3,000,000 was received in cash and was used as a reduction of long-term debt in the amount of $1,284,737. There was also payment of $135,000 of Officer Loan and $325,000 of Legal Fees. The Company had a cash increase of $1,255,268.

The Company received a Note receivable for $500,000, principal balance of this Note payable in full on the fourth anniversary of the closing, March 1, 2008. The Note bears interest at 6% per annum ($30,000 per year), payable quarterly within 45 days of the closing of each fiscal quarter.

The Company also has signed a non-competition agreement and will receive a total payment of $900,000, payable in $225,000 installments due one, two, three and four years from the date of closing. $225,000 was received in March 2005.

Note 18 Discontinued Operations

On March 1, 2004, the Company sold the operating assets of its subsidiary, Able Propane, LLC (see Note 17), and discontinued the sale of propane fuel in the State of New Jersey.

Following the sale, the results of Able Propane, LLC were reported in the Company’s Consolidated Statements of Income and Cash Flows, separately, as discontinued operations. In accordance with Generally Accepted Accounting Principals (GAAP), the Consolidated Statement of Financial Position has not been restated. Able Propane, LLC represented the primary vehicle by which the Company engaged in the sale of propane fuel.

Summarized financial information for discontinued operations for the year ended June 30 are as follows:

	2004	2003
Total Revenues Income (Loss) from Discontinued Operations Gain on Sale of Subsidiary Total Income From Discontinued Operations Total Assets Total Liabilities Net Assets of Discontinued Operations	$1,817,902 (57,630) 2,668,490 $2,610,860 $ - 0 - - 0 - $ - 0 -	$2,888,174 148,830 - $ 148,830 $2,940,622 2,603,736 $ 336,886

Able Propane, LLC is treated as a Partnership for tax purposes and pays no income tax. As such, there is no provision for income taxes. Able Propane, LLC has no assets or liabilities at June 30, 2004. The assets and liabilities after the sale and collection of accounts receivables and payment of accounts payables, which were transferred to the Company, were immaterial to the total assets and liabilities of the Company.

Note 19 Other Expenses

On March 14, 2003, a fire and explosion occurred at the Company’s facility in Newton, New Jersey (see note 9). The Company submitted expenses for reimbursement to their insurance carrier. The Company was reimbursed approximately $1,041,000. Un-reimbursed expenses of $318,236 have been expensed in the year ended June 30, 2005.

(B-VII)
F-24

Note 20 Other

In December 2004, the major shareholder and Company Chief Executive Officer (CEO) signed a contract and received a deposit representing the sale of his 50% plus interest in the Company. In the period ended March 31, 2005, this individual has resigned as an Officer (CEO) and from the Board of Directors, where he was Chairman of the Board.

In March 2005, the Company finalized and entered into a consulting agreement with Summit Ventures, Inc. The agreement is for $71,428.50 payable in common stock valued at $.50 per share, 142,857 restricted common shares which cannot be sold for a period of one year. The shares were issued March 23, 2005. The Agreement shall terminate by December 31, 2006. The consulting fee expense will be recorded during the 22-month period of the Agreement.

Note 21 Subsequent Events

On July 12, 2005, the Company consummated a financing with a group of lenders. Pursuant to the terms of the Securities Purchase Agreement, the Company sold variable rate convertible debentures in the amount of $2.5 million. The debentures shall be repaid within two years from the date of issuance with interest payable at a rate per annum equal to Libor, plus 4%, which on July 12, 2005 was 3.57% plus 4%, or 7.57%. The interest is payable quarterly on the first of January, April, July, and October. The debentures may be converted at the option of the purchasers into shares of the Company’s Common Stock at a conversion price of $6.50 per share. The amount of shares to be issued at such conversion will be 384,618. In addition, the purchasers shall have the right to receive five-year warrants to purchase 192,308 shares of Common Stock at $7.15 per share. The market value of the Company’s Common Stock on July 12, 2005 was $17.90 per share. The debenture conversion price of $6.50 is 36.31% of the market value. Closing expenses related to this transaction totaled $305,000 included a $250,000 broker fee and $65,000 in various legal expenses.

On July 27, 2005, the Company made a loan of $1,730,000 to All American Plazas, Inc., which is the largest shareholder of the Company. The funds were disbursed from the above loan of $2.5 million. Under the note, the loan bears interest at 3.50% per annum and is secured by the 1,000,000 shares of Able Energy, Inc. Common Stock owned by All American Plazas, Inc. The interest rate of the Company on its $2.5 million loan is 7.57%, as noted above.

Note 22 - Selected Quarterly Financial Data (unaudited)

The following tables present selected unaudited quarterly financial data for each quarter during the fiscal years ended June 30, 2005, 2004 and 2003.

2005 Quarter	First	Second	Third	Fourth
Continuing Operations: Revenues Gross Profit Net Income (Loss) Net Income (Loss) Per Share (a) Basic Diluted Weighted Average Shares Outstanding Basic Diluted	$8,221,845 611,987 (872,899) (.43) (.43) 2,013,250 2,013,250	$18,988,098 1,790,231 53,881 .03 .03 2,013,250 2,013,250	$23,668,771 2,745,538 569,461 .28 .28 2,030,281 2,052,481	$11,086,211 839,114 (1,860,700) (.99) (.99) 2,140,813 2,140,813

2004 Quarter	First	Second	Third	Fourth
Continuing Operations:
Revenues
Gross Profit
Net Income (Loss)

Discontinued Operations:
Revenues
Net Income (Loss)
Gain on Sale of Subsidiary Operating Assets
Income (Loss) from Discontinued Operations

Net Income (Loss) Per Share (a)
Basic
Continuing Operations
Discontinued Operations

Diluted
Continuing Operations
Discontinued Operations

Weighted Average Shares Outstanding
Basic
Diluted
	$6,504,640 886,576 (1,339,916) 345,572 (171,374) - (171,374) (.67) (.08) (.67) (.08) 2,013,250 2,013,250	$11,760,188 1,393,872 (401,752) 1,012,734 (190,450) - (190,450) (.20) (.09) (.20) (.09) 2,013,250 2,013,250	$16,645,044 2,837,892 456,813 1,863,030 344,319 2,866,490 3,210,809 .23 1.59 .22 1.57 2,013,250 2,040,588	$7,972,455 496,518 (1,415,248) - (40,125) - (40,125) (.70) (.02) (.70) (.02) 2,013,250 2,013,250

2003 Quarter	First	Second	Third	Fourth
Continuing Operations:
Revenues
Gross Profit
Net Income (Loss)

Discontinued Operations:
Revenues
Net Income (Loss)

Net Income (Loss) Per Share (a)
Basic
Continuing Operations
Discontinued Operations

Diluted
Continuing Operations
Discontinued Operations

Weighted Average Shares Outstanding
Basic
Diluted
	$5,907,526 1,037,779 (742,209) 325,813 (12,380) (.37) .01 (.37) .01 2,003,831 2,003,831	$11,730,840 1,915,548 724,273 722,872 200,135 .36 .10 .35 .10 2,006,855 2,057,512	$18,207,317 3,084,492 1,118,821 1,283,263 (37,656) .56 (.02) .55 (.02) 2,009,814 2,052,751	$7,563,805 466,274 (1,047,565) 556,206 (26,029) (.52) (.01) (.52) (.01) 2,012,708 2,012,708

(B-VII)
F-25

Able Energy, Inc. AND SUBSIDIARIES

For the Years Ended
June 30, 2004 and 2003

Consolidated Financial Statements:

Accountant’s Report	F-2

Consolidated Balance Sheets	F-3 - F-4

Consolidated Statement of Operations	F-5

Consolidated Statement of Changes in Stockholder’s Equity	F-6

Consolidated Statements of Cash Flows	F-7 - F-8

Notes to Consolidated Financial Statements	F-9 - F-33

(B-VIII)

To The Board of Directors
Able Energy, Inc.
Rockaway, New Jersey 07866

INDEPENDENT AUDITORS' REPORT

We have audited the accompanying consolidated balance sheets of Able Energy, Inc. and subsidiaries as of June 30, 2004 and 2003 and the related consolidated statements of operations, Stockholders' equity, and cash flows for each of the three years in the period ended June 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversite Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Able Energy, Inc. and subsidiaries as of June 30, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

Simontacchi & Company, LLP
Rockaway, New Jersey
September 13, 2004

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
JUNE 30,

ASSETS

	JUNE 30
CURRENT ASSETS:	2004	2003
Cash	$1,309,848	$400,033
Accounts Receivable (Less Allowance for Doubtful Accounts of $192,222 (2004) and $279,913 (2003)	2,436,554	2,661,808
Inventory	559,325	789,422
Notes Receivable - Current Portion	51,851	57,577
Other Receivable - Non-Compete - Current Portion	225,000	-
Miscellaneous Receivables	127,422	70,503
Prepaid Expenses	310,142	395,982
Insurance Claim Receivable	-	349,526
Deferred Costs - Insurance Claims	424,547	703,675
Prepaid Expense - Income Taxes	2,063	2,063
Deferred Income Tax	54,923	73,777
Due From Officer	75,833	-

TOTAL CURRENT ASSETS	5,577,508	5,504,366

PROPERTY AND EQUIPMENT:
Land	479,346	451,925
Buildings	1,000,268	946,046
Trucks	3,217,443	3,125,453
Fuel Tanks	674,765	1,455,501
Machinery and Equipment	911,177	769,817
Leasehold Improvements	607,484	597,759
Cylinders	183,773	755,496
Office Furniture and Equipment	200,640	200,640
Website Development Costs	2,330,794	2,274,575

	9,605,690	10,577,212

Less: Accumulated Depreciation and Amortization	4,819,707	4,331,055
NET PROPERTY AND EQUIPMENT	4,785,983	6,246,157

OTHER ASSETS:
Deferred Income Taxes	45,091	45,091
Deposits	137,015	165,541
Other Receivable - Non-Compete - Less Current Portion	675,000	-
Notes Receivable - Less Current Portion	675,295	177,793
Customer List, Less Accumulated Amortization of ($188,122) 2004 and 2003	422,728	422,728
Covenant Not to Compete, Less Accumulated Amortization of $96,667 (2004) and $76,667 (2003)	3,333
Development Costs - Franchising	18,382	23,333
Deferred Closing Costs - Financing	103,360	27,573

TOTAL OTHER ASSETS	2,080,204	862,059

TOTAL ASSETS	$12,443,695	$12,612,582
See Accompanying Notes and Auditor’s Report

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (CONT'D)

LIABILITIES & STOCKHOLDERS' EQUITY

	JUNE 30
	2004	2003
CURRENT LIABILITIES:
Accounts Payable	$1,703,005	$1,420,911
Note Payable - Bank	699,236	-
Note Payable - Other	-	335,000
Current Portion of Long-Term Debt	371,838	1,238,982
Accrued Expenses	318,154	735,370
Accrued Taxes	31,582	98,612
Deferred Income	2,333	-
Customer Pre-Purchase Payments	1,495,906	936,680
Customer Credit Balances	698,899	416,644
Escrow Deposits	-	5,000
Note Payable - Officer	-	321,630
TOTAL CURRENT LIABILITIES	5,320,953	5,508,829

Deferred Income	79,679	79,679
Deferred Income Taxes	91,176	70,310
Short Term Debt Refinanced	-	3,170,000
Long Term Debt: less current portion	3,553,836	296,472
TOTAL LIABILITIES	9,045,644	9,125,290

STOCKHOLDERS' EQUITY:
Preferred Stock
Authorized 10,000,000 Shares Par Value $.001 per share
Issued - None
Common Stock
Authorized 10,000,000 Par Value $.001 per share Issued and Outstanding Shares 2,013,250 (2004) and 2,013,250 (2003)
Paid in Surplus
Retained Earnings (Deficit)	2,014	2,014
TOTAL STOCKHOLDERS' EQUITY	5,711,224	5,711,224
	(2,315,187)	(2,225,946)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	,398,051	3,487,292

	$12,443,695	$12,612,582

See accompanying notes and auditor’s report

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME

	JUNE 30
	2004	2003	2002
Net Sales	$42,882,327	$43,409,488	$24,851,039

Cost of Sales	37,267,469	36,905,395	20,577,220

Gross Profit	5,614,858	6,504,093	4,273,819

Expenses

Selling, General and Administrative Expenses	6,433,697	5,105,584	5,099,208
Depreciation and Amortization Expense	1,152,906	1,070,046	1,027,144

Total Expenses	7,586,603	6,175,630	6,126,352

Income (Loss) From Operations	(1,971,745)	328,463	(1,852,533)

Other Income (Expenses):
Interest and Other Income	149,803	112,543	199,351
Interest Expense	(576,578)	(435,992)	(281,994)
Directors' Fees	-	(24,000)	(20,400)
Gain on Insurance Recovery (Note 24)	-	215,140	-
Other Income (Expense) (Note 22)	-	-	-
Legal Fees Relating to Other Expense	(261,862)	(90,050)	-
Total Other Income (Expense)	(688,637)	(222,359)	(103,043)

Income (Loss) from Continuing Operations efore Provision for Income Taxes (Credit)	(2,660,382)	106,104	(1,955,576)
Provision for Income Taxes (Credit)	39,720	52,782	(8,037)
Net Income (Loss) From Continuing Operations	(2,700,102)	53,322	(1,947,539)

Discontinued Operations:
Income (Loss) from Discontinued Operations	(57,630)	148,830	425,284
Gain on Sale of Subsidiary Operating Assets	2,668,490	-	-
Income (Loss) from Discontinued Operations	2,610,860	148,830	425,284

Net Income (Loss)	$(89,242)	$202,152	$(1,522,255)

Basic Earnings (Loss) per Common Share
Income (Loss) from Continuing Operations	$(1.34)	$.03	$(.97)
Income (Loss) from Discontinued Operations	$1.30	$.07	$.21
Diluted Earnings (Loss) per Common Share
Income (Loss) from Continuing Operations	$(1.34)	$.03	$(.97)
Income (Loss) from Discontinued Operations	$1.30	$.07	$.21

Weighted Average number of Common Shares Outstanding	2,013,250	2,051,700	2,001,332

Weighted Average number of Common Shares Outstanding Assuming Dilution	2,013,250	2,012,708	2,001,332

See accompanying notes and auditors’ report

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
YEARS ENDED JUNE 30, 2004, 2003 AND 2002

Common Stock .001 PAR VALUE

	Shares	Amount	Additional Paid-in Surplus	Retained Earnings	Total Stockholders Equity

Balance - June 30, 2001	2,000,000	$2,000	$5,662,775	$(905,843)	$4,758,932

Sale of Common Stock	1,250	2	4,061		4,063

Issuance of Common Stock for Payment of Directors' Fees	6,000	6	20,394		20,400

Net Loss				(1,522,255)	(1,522,255)

Balance - June 30, 2002	2,007,250	$2,008	$5,687,230	(2,428,098)	$3,261,140
Issuance of Common Stock for Payment of Directors' Fees	6,000	6	23,994		24,000

Net Income				202,152	202,152

Balance - June 30, 2003	2,013,250	2,014	$5,711,224	(2,225,946)	$3,487,292

Net Loss				(89,241)	(89,241)

Balance - June 30, 2004	2,013,250	2,014	$5,711,224	(2,315,187)	$3,398,051

See accompanying notes and auditors’ report

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	YEARS ENDED JUNE 30
	2004	2003	2002
Cash Flows from Operating Activities of Continuing Operations
Net Income (Loss)	$(89,242)	$202,152	$(1,522,255)
(Loss) Income from Discontinued Operations	(57,630)	148,830	425,284
Gain on Sale of Subsidiary	(2,668,490)
Gain on Sale of Subsidiary - Non-Cash	1,400,000	-	-

Income (Loss) - Continuing Operations	(2,700,102)	$53,322	$(1,947,539)
Adjustments to Reconcile Net Income to Net Cash used by Operating Activities:
Depreciation and Amortization	1,152,906	1,070,046	1,027,144
Gain on Disposal of Equipment	-	(215,272)	(331)
Directors' Fees	-	24,000
(Increase) Decrease in:
Accounts Receivable	225,254	(728,282)	(113,670)
Inventory	230,097	(383,998)	(38,098)
Prepaid Expenses	85,840	(167,143)	(117,275)
Prepaid Income Taxes	-	670	81,171
Deposits	28,526	(87,000)	30,713
Deferred Income Tax - Asset	18,854	(8,074)	(6,973)
Insurance Claim Receivable	349,526	-	-
Deferred Costs - Insurance Claims	279,128	(614,816)
Increase (Decrease) in:
Accounts Payable	282,094	261,570	(496,146)
Accrued Expenses	(484,246)	19,355	(151,103)
Customer Advance Payments	559,226	56,569	(444,138)
Customer Credit Balance	282,255	(131,692)	324,616
Deferred Income Taxes	20,866	15,598	(1,064)
Escrow Deposits	(5,000)	(23,472)	23,472
Deferred Income	2,333	-	-
Net Cash (Used) Provided by Operating	327,557	(858,619)	(1,829,221)

Activities Continuing Operations Cash Flow from Investing Activities
Purchase of Property and Equipment	(1,216,540)	(1,102,589)	(941,489)
Web Site Development Costs	(56,219)	(74,064)	63,630
Increase in Deposits	-	(7,971)	-
Disposition of Equipment	73,860	118,258	591
Payment on Notes Receivable - Sale of Equipment	8,224	13,359	7,939
Note Receivable - Montgomery	-	655	644
Receivable - Officer	(75,833)	-	-
Miscellaneous Receivables	(56,919)	43,402	(75,272)

	(1,323,427)	(1,008,950)	(943,957)

NET CASH (USED) PROVIDED BY INVESTING ACTIVITIES CONTINUING OPERATIONS

See Accompanying Notes and Auditors’ Report

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS (CONT'D)

Cash Flow from Financing Activities
Note Payable - Bank	$700,000	$-	$-
(Decrease) Increase in Notes Payable - Bank	(1,270,764)	(200,000)	1,470,000
Note Payable - Other	(1,585,000)	1,085,000	-
Note Payable - Officer	(321,630)	311,320	55,000
(Decrease) in Notes Payable - Bank	-	-	(449,720)
Decrease in Long-Term Debt	(3,377,095)	(766,479)	(520,509)
Increase in Long-Term Debt	5,117,315	844,869	408,745
Sale of Common Stock	-	-	24,463

Net Cash (Used) Provided by Financing Continuing Operations	(737,174)	1,274,710	987,979

Discontinued Operations:
New Cash (Used) Provided by Discontinued Operations	1,055,720	734,332	554,741
Proceeds from Sale of Equipment and Inventory	3,000,000	-	-
Cost of Sale	(1,412,861)	-	-
Net Cash (Used) Provided by Discontinued perations	2,642,859	734,332	554,741

Net (Decrease) Increase in Cash	909,815	141,473	(1,230,458)
Cash - Beginning of Year	400,033	258,560	1,489,018
Cash - End of Year	$1,309,848	$400,033	$258,560

The Company had Interest Cash Expenditures of:	$665,032	$416,049	$292,318
The Company had Tax Cash Expenditures of:	$9,638	$34,567	$13,400

See Accompanying Notes and Auditors’ Report

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

Note 1 Summary of Significant Accounting Principles

Principles of Consolidation

The consolidated financial statements include the accounts of Able Energy, Inc.and its subsidiaries. All material inter-company balances and transactions were eliminated in consolidation.

Majority Ownership

The Company is the majority owner, owning 70.6% of the issued shares of a subsidiary, PriceEnergy.Com, Inc. in which their capital investment is $25,000. The subsidiary has established an E-Commerce Operating System for the sale of products through a network of suppliers originally on the East Coast of the
United States. The business became active in October 2000 (See Notes 8 and 13).

Minority Interest

The minority interest in PriceEnergy.Com, Inc. is a deficit and, in accordance with Accounting Research Bulletin No. 51, subsidiary losses should not be charged against the minority interest to the extent of reducing it to a negative amount. As such, the losses have been charged against the Company, the majority owner. The loss for year ended June 30, 2004 is $597,982 (See Notes 8 and 13).

Nature of Operations

Able Oil Company, Able Melbourne and Able Energy New York, Inc. are full service oil companies that market and distribute home heating oil, diesel fuel and kerosene to residential and commercial customers operating in the northern New Jersey, Melbourne, Florida, and Warrensburg, New York respectively. Able Propane installs propane tanks which it owns and sells propane for heating and cooking, along with other residential and commercial uses. The operations of Able Propanewere sold March 1, 2004 and the Company is no longer selling propane in NewJersey (See Note 22).

The Company's operations are subject to seasonal fluctuations with a majority of the Company's business occurring in the late fall and winter months. Approximately 70% of the Company's revenues are earned and received from October through March, and the overwhelming majority of such revenues are derived from the sale of home heating fuel. However, the seasonality of the Company's business is offset, in part, by the increase in revenues from the sale of diesel and gasoline fuels during the spring and summer months due to the increased use of automobiles and construction apparatus.

Inventories
Inventories are valued at the lower of cost (first in, first out method) or market.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 1 Summary of Significant Accounting Policies (Cont’d)

Property and Equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided by using the straight-line method based upon the estimated useful lives of the assets (5 to 40 years). Depreciation expense for the year ended June 30, 2004 and 2003 amounted to $769,742 and $745,015, respectively.

For income tax basis, depreciation is calculated by a combination of the straight-line and modified accelerated cost recovery systems established by the Tax Reform Act of 1986, and accelerated special depreciation per the Tax Acts of 2002 and 2003.

Expenditures for maintenance and repairs are charged to expense as incurred whereas expenditures for renewals and betterments are capitalized.

The cost and related accumulated depreciation of assets sold or otherwise disposed of during the period are removed from the accounts. Any gain or loss is reflected in the year of disposal.

E-Commerce Operating System Development Costs
Costs of $2,330,794 incurred in the developmental stage for computer hardware and software have been capitalized in accordance with accounting pronouncement SOP98-1. The costs are included in Property and Equipment and will be amortized on a straight line basis during the estimated useful life, 5 years. Operations commenced in October 2000. Amortization for the years ended June 30, 2004 and 2003 amounted to $461,823 and $445,842, respectively.

Intangible Assets
Intangibles are stated at cost and amortized as follows:

Customer Lists of $571,000 related to the Connell's Fuel Oil Company acquisition on October 28, 1996, by Able Oil Company are being amortized over a straight-line period of 15 years. The current period amortization also includes a customer list of $39,850 and Covenant Not To Compete of $100,000 relating to the acquisition from B & B Fuels on August 27, 1999, is being amortized over a straight-line period of 10 and 5 years, respectively. The amortization for the years ended June 30, 2004 and 2003 amounted to $29,191, each year.

In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires goodwill and other intangible assets to be tested for impairment under certain circumstances, and written off when impaired, rather than being amortized as previous standards required, as such, effective July 1, 2001, the Customer List will no longer be amortized for financial statement purposes.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 1 Summary of Significant Accounting Policies (Cont’d)

For income tax basis, the Customer Lists and the Covenant Not To Compete are being amortized over a straight-line method of 15 years as per the Tax Reform Act of 1993.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes
Effective January 1, 1997, all the subsidiaries, which were S-Corporations, terminated their S-Corporation elections. The subsidiaries are filing a consolidated tax return with Able Energy, Inc.

Effective January 1, 1997, the Company has elected to provide for income taxes based on the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes", which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements and tax returns in different years. Under this method, deferred income tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Concentration of Credit Risk
The Company performs on-going credit evaluations of its customers' financial conditions and requires no collateral from its customers.

Financial instruments which potentially subject the Company to concentrations of credit risk consists of checking and savings accounts with several financial institutions in excess of insured limits. The excess above insured limits is approximately $1,093,621. The Company does not anticipate non-performance by the financial institutions.

Cash
For the purpose of the statement of cash flows, cash is defined as balances held in corporate checking accounts and money market accounts.

Advertising Expense
Advertising costs are expensed at the time the advertisement appears in various publications and other media. The expense was $651,302 and $416,712 for the years ended June 30, 2004 and 2003, respectively.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 1 Summary of Significant Accounting Policies (Cont’d)

Fair Value of Financial Instruments
Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, accrued compensation, and other accrued liabilities, approximate fair value because of their short maturities.

Revenue Recognition
Sales of fuel and heating equipment are recognized at the time of delivery to the customer, and sales of equipment are recognized at the time of installation. Revenue from repairs and maintenance service is recognized upon completion of the service. Payments received from customers for heating equipment service contracts are deferred and amortized into income over the term of the respective service contracts, on a straight line basis, which generally do not exceed one year.

Computation of Net Income (Loss) Per Share
Basic net income (loss) per share is computed using the weighted-average number of common shares outstanding during the period. Diluted net income per share is computed using the weighted-average number of common and dilutive potential common shares outstanding during the period. Diluted net loss per share is computed using the weighted-average number of common shares and excludes dilutive potential common shares outstanding, as their effect is antidilutive. Dilutive potential common shares primarily consist of employee stock options.

Impairment of Long Lived Assets
Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Goodwill and Intangible Assets
In June 2001, FASB approved two new pronouncements: SFAS No. 141, "Business Combinations", and SFAS No. 142, "Goodwill and Other Intangible Assets". SFAS No. 141 applies to all business combinations with a closing date after June 30, 2001. This Statement eliminates the pooling-of-interests method of accounting and further clarifies the criteria for recognition of intangible assets separately from goodwill.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 1 Summary of Significant Accounting Policies (Cont’d)

SFAS No. 142 eliminates the amortization of goodwill and indefinite-lived intangible assets and initiates an annual review for impairment. Identifiable intangible assets with a determinable useful life will continue to be amortized. The amortization provisions apply to goodwill and other intangible assets acquired after June 30, 2001. Goodwill and other intangible assets acquired prior to June 30, 2001 will be affected upon adoption. The Company has adopted SFAS No. 142 effective July 1, 2001, which will require the Company to cease amortization of its remaining net customer lists balance and to perform an impairment test of its existing customer lists and any other intangible assets based on a fair value concept.

The Company has reviewed the provisions of these Statements. Based upon an assessment of the customer lists, there has been no impairment. As of June 30, 2001, the Company has net unamortized customer lists of $422,728.

Recent Accounting Pronouncements
In December 2003, the FASB issued FASB Interpretation ("FIN") No. 46-R, "Consolidation of Variable Interest Entities". FIN No. 46-R, which modifies certain provisions and effective dates of FIN No. 46, sets forth criteria to be used in determining whether an investment in a variable interest entity should be consolidated, and is based on the general premise that companies that control another entity through interests other than voting interests should consolidate the controlled entity. The provisions of FIN No. 46 became effective for the Company during the third quarter of Fiscal 2004. The adoption of this new standard did not have any impact on the Company's financial position, results of operations or cash flows.

SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure (an amendment of FASB Statement No. 123)." In December 2002, the FASB issued SFAS No. 148, which amends SFAS No. 123, "Accounting for Stock-Based Compensation," and provides alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation; SFAS No. 148 also amends the disclosure requirements of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The provisions of SFAS No. 148 are effective for financial statements for periods ending after December 15, 2002. The Company will adopt SFAS No. 148 effective July 1, 2003. It currently has no effect on the Company.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 1 Summary of Significant Accounting Policies (Cont’d)

Recent Accounting Pronouncements (Cont’d)

Debt Extinguishments
In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements Nos. 4, 44 and 64, Amendment of FASB Statement No. 13, and technical Corrections." Among other things, this statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt" (SFAS No. 4), which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. As a result, the criteria in Accounting Principles Board Opinion No. 30, "reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," which requires gains and losses on extinguishment of debts to be classified asincome or loss from continuing operations, will now be applied. We adopted the provisions of this statement as of July 1, 2002, as it was effective for years beginning after June 15, 2002.

In December, 2003, the Financial Accounting Standards Board ("FASB") issued a revision to SFAS No. 132, "Employers' Disclosures about Pensions and Other Post retirement Benefits." This revised statement requires additional annual disclosures regarding types of pension plan assets, investment strategy, future plan contributions, expected benefit payments and other items. The statement also requires quarterly disclosure of the components of net periodic benefit cost and plan contributions. This currently has no effect on the Company.

In May 2003, the FASB issued SFAS No,. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This statement affects the classification, measurement and disclosure requirements of certain freestanding financial instruments including mandatorily redeemable shares. This currently has no effect on the Company's operations.

Asset Retirement Obligations
Effective January 1, 2003, the Company has adopted SFAS No. 143, "Accounting for Asset Retirement Obligations" (SFAS No. 143). This statement provides the accounting for the cost of legal obligations associated with the retirement of long-lived assets. SFAS No. 143 requires that companies recognize the fair value of a liability for asset retirement obligations in the period in which the obligations are incurred and capitalize that amount as part of the book value of the long-lived asset. SFAS No. 143 also precludes companies from accruing removal costs that exceed gross salvage in their depreciation rates and accumulated depreciation balances if there is no legal obligation to remove the long-lived assets. The adoption had no current effect on the financial records.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 2 Notes Receivable

A. The Company has a Receivable from Able Montgomery, Inc. and Andrew W. Schmidt related to the sale of Able Montgomery, Inc. to Schmidt, and truck financed by Able Energy, Inc. No payments of principal or interest had been received for more than one year. A new note was drawn dated June 15, 2000 for $170,000, including the prior balance, plus accrued interest. The Note bears interest at 9.5% per annum and payments commence October 1, 2000. The payments will be monthly in varying amount each year with a final payment of $55,981.07 due September 1, 2010. No payments were received in the year ended December 31, 2000. In February 2001, two (2) payments were received in the amount $2,691.66, interest only. In September 2001, $15,124.97 was received covering payments from December 2000 through October 2001, representing interest of $14,804.13 and principal of $320.84. Payments were received in November and December 2002, representing December 2001 and January 2002, a total of $3,333.34; interest of $2,678.88, and principal of $654.46. No payments have been received in more than 18 months.

The note is secured by a pledge and security agreement and stock purchase agreement (Stock of Able Montgomery, Inc.), dated December 31, 1998, and theassets of Andrew W. Schmidt with the note dated June 15, 2000. The income on the sale of the company in December 1998 and the accrued interest on the drawing of the new note are shown as deferred income in the amount of $79,679.18 to be realized on collection of the notes.

Management has informed us they are in negotiations with Andrew Schmidt. The amount due will be paid to bring the note current, plus interest, or the Company will foreclose and take the stock of Able Montgomery, Inc. and assume the operations of the Company as a distributor of #2 oil. Andrew Schmidt will inform the Company by approximately September 30, 2004, of his decision. Management has stated that the value of the collateral will cover the amount due.

Maturities of the Note Receivable are as follows:

For the 12 Months Ending

June 30,	Principal Amount
2005	$31,607
2006	12,511
2007	13,753
2008	15,118
2009	16,619
Balance	79,093

Total	$168,701

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 2 Notes Receivable (Cont’d)

B. Able Oil Company has three (3) Notes Receivable for the sale of oil delivery trucks to independent drivers who also deliver oil for the Company. Two notes bear interest at the rate of 12% per annum and one Note 9% annum. One note began December 1998, one began February 1999 and one began January 2004. The notes are payable eight (8) months per year September through April, the oil delivery season.

Maturities of these Notes Receivable are as follows:

For the 12 Months Ended

June 30,	Principal Amount
2005	$20,244
2006	14,836
2007	6,843
2008	5,922
2009	6,287
2010	4,313

Total	$58,445

Note 3 Inventories

Heating Oil	$232,364	$241,107
Diesel Fuel	19,998	18,921
Kerosene	4,906	2,534
Propane	13,461	8,851
Parts, Supplies and Equipment	288,596	518,009

TOTAL	$559,325	$789,422

Note 4 Notes Payable Bank
On September 22, 2003, the Company closed a new loan facility with UPS Capital Business Credit. The facility is a $4,300,000 term loan, payable over fifteen (15) years with interest at the prime rate, plus 1.75%, and a line of credit of $700,000 with interest at prime plus 1.00%. The payments on the term loan, due the first of each month, include principal, interest of $35,900.04, and real estate tax escrow of $2,576.63, totaling $38,476.67. Real estate tax escrow of $7,745.03 was paid at closing. September 30, 2003 was the first payment and included nine (9) days of interest plus principal totaling $20,382.02. Any payment received more than five (5) days after the due date is subject to a late charge of 5% of such payment. Upon the occurrence of an event of default, the loan shall bear interest at five percentage points (5%) above the rate otherwise in effect under the loan.

On March 3, 2004, the Company repaid $1,100,000 of the term loan principal balance. The monthly payments of principal and interest were reduced to $26,672.65, commencing with the payment due April 1, 2004 which was paid by the Company in March 2004. All other terms of the loan will remain the same (See Note 22)

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 4 Payable (Cont’d)

1.	The collateral will be as follows for the term loan:

i.	A first mortgage on properties located at 344 Route 46, Rockaway, NJ and 38 Diller Avenue, Newton, NJ

ii.	A first security interest in equipment and fleet vehicles

iii.	A first security interest in the customer list

Terms and Collateral Related to the Revolving Line of Credit

Interest is payable monthly on the first day of each month, in arrears. This loan shall be paid down annually for a minimum of thirty (30) days at the borrower's discretion, but prior to renewal. The maturity is annually renewing from the closing date. This part of the loan is secured by a first priority lien on accounts receivable and inventory.

The Revolving Line of Credit will have rates supported by 75% on accounts receivable less than 90 days outstanding, plus 50% on inventory. The outstanding balance at June 30, 2004 is $700,000.

The loan facility is guaranteed by Able Energy, Inc. Officers loans are subordinated to the lender and will remain standstill until all debt due to the lender is paid in full.

The Agreement contains certain financial covenants as enumerated in the Agreement.

The Company paid the following loans on September 22, 2003:

Fleet Bank	$1,340,644	(including interest and fees of $70,644)
KMA Associates	750,000
Jeff Will	505,000	(including interest of $5,000)
Estate of Birdsal	657,895	(including interest of $7,895)
Long-term Debt	1,084,866

Total Refinance	4,338,405
Other Fees and Costs Paid at Closing	123,198

Total	$4,461,603

The loan advanced was $4,300,000, the balance of $161,603 was paid by the Company.

The balance of the term loan at June 30, is	$3,064,523
Included in current portion of long-term debt	144,422

Included in long-term debt - less current portion	$2,920,101

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

On October 22, 2001, the Company and its subsidiaries, either as Borrower or Guarantor, entered into a loan and security Agreement with Fleet National Bank. The bank provided the following credit facility.

A borrowing base of 75% of Eligible Accounts Receivable, as defined in the Agreement, plus $500,000 against the value of the Company's customer list, for a total amount of $1,500,000. The revolving credit may also be used for Letters of Credit, with the lender's approval.

The Letters of Credit will have an annual fee of 1.25% of the face value of each Letter of Credit. The applicable interest rate on the revolving credit advances will be the bank's prime rate or Libor interest rate, plus 2.75%, see below increase in interest rate. Interest is to be paid on the amount advanced on the last day of each month.

The Agreement had an expiration date of November 30, 2002. Fleet Bank did not renew the credit facility upon expiration of the Agreement on November 30, 2002. Effective December 1, 2002, the bank is charging an additional annual interest of 4% as the Note is in default. The total current interest rate charged was 8.25% per annum. The Company and Lender entered into a Forbearance Agreement, where the Lender is willing to forbear until May 31, 2003 from exercising its rights and remedies. The Lender will receive a forbearance fee of $50,000 at May 31, 2003, reduced by $2,500 for each week prior to May 31, 2003, that the credit facility and all charges are paid in full, with a minimum forbearance fee of $15,000. The interest charged is at 8.25% per annum. The principal amount outstanding was $1,270,000. The loan and the $50,000 forbearance fee were not paid at May 31, 2003. The Note payable plus forbearance fee, accrued interest and other costs were paid in full on September 22, 2003, in the amount of $1,340,644 (See Note 4 A). The bank released all the collateral securing the Company debt.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 5 Notes Payable

A. The Company has borrowed $500,000 from an unrelated individual. The Note was dated June 26, 2001 with interest at 12% per annum. The interest will be paid monthly at $5,000 per month commencing on August 1, 2001. The Note will mature on June 26, 2002 unless the borrower (the Company), at its option, elects to extend the maturity date to December 26, 2002. The Company has exercised its option and has extended the Note to December 26, 2002. The lender has granted the Company an additional extension at the same terms to June 26, 2003. The Lender has granted the Company an extension to July 26, 2003. The Note may be prepaid in whole or part from time-to-time without penalty. No principal payments have been made on the Note. At the maturity date, a final payment of the unpaid principal and interest shall be due and payable. In connection with this Note, the Company has issued the lender warrants to purchase 40,000 shares of its common stock at $4 per share. The warrants vest immediately and must be exercised no later than June 26, 2004. The warrants have not been registered under the Securities Act of 1933. The Note was paid in full on September 22, 2003 (See Note 4 A). The same individual loaned the Company $300,000 on February 12, 2004, to be paid $100,000 per month plus interest, at 6% per annum on March, April and May 15, 2004. The balance at June 30, 2004 was $ -0-.

B. The Company has borrowed $750,000 from an unrelated company. The mortgage and Note are dated September 13, 2002. The term of the Note is for one (1) year. Payments of interest only on the outstanding principal balance shall be paid monthly at a rate of 10%. The first payment was paid on November 1, 2002 and on the first day of each month thereafter until October 1, 2003, when the Note shall mature and all principal and accrued interest shall be due and payable in full. The Note was paid in full on September 22, 2003 (See Note 4 A).

C. The Company has borrowed $335,000 from an unrelated Company. The mortgage and Note are dated April 16, 2003. The loan is to Able Energy New York, Inc., a wholly owned subsidiary. The loan is collateralized by a mortgage on property in Lake George, New York owned by the subsidiary and a second mortgage on property in Bolton, New York, owned by the Company's CEO who is also aguarantor on the loan. Payments of interest only on the outstanding principal balance at a rate of 14% per annum, are payable monthly. The first payment was paid June 1, 2003. The entire amount, both principal and accrued interest shall be due and payable on May 1, 2004. The loan was paid in full on March 11, 2004

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 6 Long Term Debt
Mortgage note payable dated, August 27, 1999, related to the purchase of B & B Fuels facility and equipment. The total Note is $145,000. The Note is payable in the monthly amount of principal and interest of $1,721.18 with and interest rate of 7.5% per annum. The initial payment was made on September 27, 1999, and continues monthly until August 27, 2009 which is the final payment. The Note is secured by a mortgage made by Able Energy New York, Inc. on property at 2 and 4 Green Terrace and 4 Horican Avenue, Town of Warrensburg, Warren County, New York. The balance due on this Note at June 30, 2004 and June 30, 2003 was $88,242 and $91,708, respectively.

Mortgage note payable dated, August 31, 1999, related to the purchase of the facility and equipment in Rockaway, New Jersey by Able Energy Terminal, LLC ("Terminal"). The Note is in the amount of $650,000.

Pursuant to Section 4.4 of the Agreement of Sale to purchase the Terminal, the Principal Sum of the $650,000 Note shall be reduced by an amount equal to one-half of all sums expended by Borrower on the investigation and remediation of the property provided, however, that the amount of said reduction shall not exceed $250,000 (the "Remediation Amount").

The Note is collateralized by the property and equipment purchased and assignment of the leases. The Note was paid in full on September 22, 2003 in the amount of $650,000 plus interest of $7,895 (See Note 4 A).

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 6 Long Term Debt (Cont’d)

	Interesting Rate at June 30, 2004 and 2003	Maturities	Outstanding Debt at 6/30/2004	Outstanding Debt at 6/30/2003
Notes Payable Collateralized by Truck and Vans	0.00 - 9.147%	11/17/03-10/1/07	$ 26,904	$147,583

Capitalize Leases Payable Collateralized by Trucks and Van Purchased	5.689 - 12.506%	12/1/03-5/10/08	708,570	782,111

Capitalize Leases Payable Collateralized by Propane Tanks (See Below)	8.450 - 16.500%	11/1/05-6/1/06	-	126,275

Notes Payable Collateralized by Office and Computer Equipment	4.699 - 16.196%	9/1/04-5/27/08	37,435	330,445

Lease Payable Collateralized by Computer Equipment and Software	9.56%	SEPT 1, 2003	-	47,317

			$ 772,909	$1,433,731

The above notes are all collateralized by the equipment and/or furniture purchased. The capitalized leases payable are lease/purchase agreements with a small purchase price at the end of the lease. The above notes are represented by Notes Payable to Payees. Long-term debt at June 30, 2003, in the amount of $1,178,184 and reduced by subsequent payments to $1,084,866 was paid in full on September 22, 2003 (See Note 4A).

Maturities on the Notes Payable subsequent to June 30, 2004 are as follows:

FOR THE YEAR ENDING JUNE 30,	PRINCIPAL AMOUNT
2005	$371,839
2006	362,507
2007	334,567
2008	325,318
2009	279,587
BALANCE	2,251,856

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 7 Income Taxes

Effective January 1, 1997 the Company adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.

The differences between the statutory Federal Income Tax and Income Taxes is accounted for as follows:

2004
	AMOUNT	PERCENT
Statutory Federal Income Tax	$27,804	15.0%
State Income Tax	11,916	7.6

Income Taxes	$39,720	22.6%

Income Taxes consist of:
Current	$-
Deferred	$39,720
TOTAL	39,720

(Note X) The State of New Jersey has suspended the use of carryforward losses for the years 2002 and 2003. As such, state income taxes of $45,091 have been shown as a deferred asset and as income taxes payable. New Jersey carryforward is treated separately by the Company. Able Oil Company has a New Jersey Operating Loss of $501,010 which can not be utilized in the year ended June 30, 2003, the State Income Tax on income in excess of the NOL $45,258 is shown as state income tax. Under current New Jersey law, the carryforward will be available after 2003, the Company's fiscal year ending June 30, 2005.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 7 Income Taxes (Cont’d)

The types of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts that give rise to a significant portion of the deferred tax liability and deferred tax asset and their approximate tax effects are as follows at:

	Amount	Percent	Amount	Percent

Statutory Federal Income Tax	$204,432	34.0%	$(5,608)	(15.0%)
Federal Income Tax Reduction due to Carryforward loss	(199,165)
State Income Tax	45,258	5.9	(2,429)	(7.6%)
State Income Tax (Note X)	45,091
State Income Tax Reduction due to Carryforward loss	(42,834)
Income Taxes	$52,782	39.9%	$(8,037)	(22.6%)

Income Taxes consist of:
Current
Deferred

TOTAL	$45,258		$-
	7,524		(8,037)
	$52,782		$(8,037)

JUNE 30, 2004
	TEMPORARY DIFFERENCE	TAX EFFECT
Depreciation and Amortization	$(339,045)	$(91,176)
Allowance for Doubtful Accounts	192,222	50,888
Gain on Sale of Subsidiary	18,766	4,035
New Jersey Net Operating Loss Carryforward	501,010	45,091

(See Note X, Prior Page)

JUNE 30, 2003
	TEMPORARY DIFFERENCE	TAX EFFECT
Depreciation and Amortization	$(241,993)
Allowance for Doubtful Accounts	279,913	$(70,310)
Gain on Sale of Subsidiary	18,766	69,742
New Jersey Net Operating Loss Carryforward	501,010	4,035

(See Note X, Prior Page)		45,091

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 7 Income Taxes (Cont’d)

Able Energy, Inc., et al, open years are December 31, 2000 and June 30, 2001 and 2002 and 2003. The Company has a Federal net operating loss carryforward of approximately $2,302,315. The net operating loss expires between June 30, 2019 and 2021. Able Energy, Inc. and Price Energy.Com, Inc. has a New Jersey Net Operating Loss Carryforward of approximately $489,374 and $2,217,251, respectively, which can be utilized in the year ending June 30, 2005.

These carryforward losses are available to offset future taxable income, if any. The Company's utilization of this carryforward against future taxable income is subject to the Company having profitable operations or sale of Company assets which create taxable income. For the year ended June 30, 2004, $-0- of net income has been utilized against the net operating loss carry forward. At this time, the Company believes that a full valuation allowance should be provided. The component of the deferred tax asset as of June 30, 2004 are as follows:

Net Operating Loss Carryforward - Tax Effect	$-0-
Valuation Allowance	-

Net Deferred Tax based upon Net
Operating Loss Carryforward	$-0-

Note 8 Receivable - Subsidiary

The Company has a Note Receivable from PriceEnergy.Com, Inc. for advances made in the development of the business, including hardware and software costs. All of PriceEnergy.Com, Inc.'s assets are pledged as collateral to Able Energy, Inc. The amount of the note is $1,350,000 dated November 1, 2000 with interest at 8% per annum payable quarterly. Principal payments to begin two years after the date of the Note, November 1, 2002. Through June 30, 2004, no principal has been paid. Interest, in the amount of $54,000 has been accrued for the six months ended December 31, 2002. No interest was accrued for the six months ended June 30, 2003 and the year ended June 30, 2004 as the note is non performing. Unpaid accrued interest due through June 30, 2003 and 2004 is $234,000. The Note, accrued interest and interest expense have been eliminated in the consolidated financial statements (See Notes 1 and 13). Able Oil Company has a Note Receivable originally dated September 30, 2002 in the amount of $1,510,372.73 from PriceEnergy.Com, Inc. The Note has been updated for transactions through June 30, 2004, resulting in a balance of $2,070,082.46 with interest at 8% per annum, to be paid quarterly. Principal payments to begin one year after date of Note, October 1, 2003, and continue monthly thereafter. The Note is the result of the transference of the unpaid accounts receivable which resulted from the sale of heating oil through PriceEnergy.Com, Inc. Able Oil Company has a second position as collateral in all of the assets of PriceEnergy.Com, Inc. to Able Energy, Inc. Interest in the amount of $30,000 has been recorded at June 30, 2003. No interest has been recorded for the six months ended June 30, 2003, or for the year ended June 30, 2004. Any payments will go to pay principal. The note receivable accrued interest and interest income have been eliminated in consolidation against the amounts on PriceEnergy.Com, Inc.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 9 Profit Sharing Plan

Effective January 1, 1997, Able Oil Company established a Qualified Profit Sharing Plan under Internal Revenue Code Section 401-K. The Company matches 25% of qualified employee contributions. The expense was $26,579 (2004) and $24,213 (2003), for the year ended June 30.

Note 10 Commitments and Contingencies

Able Oil Company is under contract to purchase #2 oil as follows:

COMPANY	PERIOD	TOTAL GALLONS	GALLONS OPEN COMMITMENT 6/30/04	OPEN DOLLAR COMMITMENT AT 6/30/04
PETROCOM	11/1/04-3/31/05	126,000	126,000	$130,272
CONECTIVE ENERGY	10/1/04 - 4/30/05	336,000	336,000	342,762
TOTAL		462,000	462,000	$473,034

The Company is subject to laws and regulations relating to the protection of the environment. While it is not possible to quantify with certainty the potential impact of actions regarding environmental matters, in the opinion of management, compliance with the present environmental protection laws will not have a material adverse effect on the financial condition, competitive position, or capital expenditures of the Company.

In accordance with the agreement on the purchase of the property on Route 46, Rockaway, New Jersey by Able Energy Terminal, LLC, the purchaser shall commence after the closing, the investigation and remediation of the property and any hazardous substances emanating from the property in order to obtain a No Further Action letter from the New Jersey Department of Environmental Protection (NJDEP). The purchaser will also pursue recovery of all costs and damages related thereto in the lawsuit by the seller against a former tenant on the purchased property. Purchaser will assume all responsibility and direction for the lawsuit, subject to the sharing of any recoveries from the lawsuit with the seller, 50-50.

The seller by reduction of its mortgage will pay costs related to the above up to $250,000 (see Note 6). A settlement has been achieved by the Company with regard to the lawsuit. The settlement provides for a lump sum payment of $397,500 from the defendants to the Company. In return, the defendants received a release from the Estate (the Seller) and a release and indemnification from the Company. The defendants provided a release to Able Energy and the Estate. Pursuant to the original agreement, the Estate receives 50% of the settlement amount, net of attorney fees.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 10 Commitments and Contingencies (Cont’d)

This has been amended by an agreement dated November 5, 2001. The entire settlement, net of attorney fees, was collected and placed in an attorney's escrow account for payment of all investigation and remediation costs. Able Energy Terminal, LLC has incurred costs of $102,956 to June 30, 2004 which are included in Prepaid Expenses and must be presented to the attorney for reimbursement. Per management, the New Jersey Department of Environental Protection (NJDEP) must issue an approval for treated water run-off. When approval is received, reimbursement can be made upon approval of the attorney and the Estate.

The costs of the cleanup pursuant to the Agreement of Sale must be shared equally (50/50) by the seller and purchaser up to Seller's cap of $250,000. Seller's contribution to the cleanup is in the form of a reduction to the Note and not by direct payments. The note has been paid in full. As such, any payment by the Estate must be direct payments. Payments will begin when and if costs exceed $397,500. In the opinion of management, the Company will not sustain costs in this matter which will have a material adverse effect on its financial condition.

Following an explosion and fire that occurred at the Able Energy Facility in Newton, NJ on March 14, 2003, and through the subsequent clean up efforts, Able Energy has cooperated fully with all local, state and federal agencies in their investigations into the cause of this accident.

On April 2, 2003, Able Energy received a Notice Of Violation from the New Jersey Department of Community Affairs ("DCA") citing a total of 13 violations to the New Jersey Administrative Code, Liquefied Petroleum Gas. Twelve of the violations were assessed a penalty of $500 each. One of the violations, regarding the liquid transfer from one truck to another truck, was assessed a penalty of $408,000, a second notice was received on April 29, 2003, for an alleged violation on April 12, 2003, and a fine of $5,500 was assessed for a total of $419,500. This amount is included in accrued expenses at June 30, 2003.
(See below)

Based upon initial review, the company disagrees with many of the findings of the report and disputes many of the allegations. The company has contested the DCA Notice of Violation and the assessed penalties. Counsel and the DCA have had several meetings and hearings were held in the Office of Administrative Law. The Company and DCA have settled the penalties of $419,500 for $25,000, resulting in Other Income of $394,500 (See Note 22). The $25,000 was paid March 10, 2004.

Company personnel met with personnel of the United States Occupational Safety and Health Administration ("OSHA") on September 12, 2003. OSHA has conducted an investigation relating to the safety practices of the Company, including such practices relating to the March14, 2003 explosion and fire. OSHA has informed the Company it will be assessed a penalty of $16,000 based upon violations sited. This amount is included in Accrued Expenses at June 30, 2003. This amount was paid in October 2003.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 10 Commitments and Contingencies (Cont’d)

The Sussex County, New Jersey, Prosecutor's Office is conducting and investigation as a result of the March 14, 2003 explosion and fire. No determination has been made with respect to its investigation.

A lawsuit (known as Hicks vs. Able Energy, Inc.) has been filed against the Company by property owners who allegedly suffered property damages as a result of the March 14, 2003 explosion and fire. The Company's insurance carrier is defending as related to compensatory damages. Legal counsel is defending on the punitive damage claim. A hearing was held on March 11, 2004 on an application on certain matters by the Plaintiffs, which were denied. The Court presently has before it a motion by Plaintiffs for Class Action Certification. Per legal counsel, whether this matter is certified a Class Action will greatly influence the Company's potential exposure. Legal counsel is guardedly optimistic that Class Action will be denied.

After the March 14, 2003, fire and explosion, the town of Newton changed its zoning requirements and made fuel oil and propane distribution prohibited uses. The Company is appealing a denial of a request for building permits to reconstruct damaged and destroyed buildings and sought a Non-Conforming Use Certificate to permit the fuel oil distribution use only. On August 20, 2004, the Superior Court of New Jersey ruled that the Company may continue to use the site as a non-conforming use, but stayed its decision subject to Newton's appellate rights.

As a result of the March 14, 2003 explosion and fire, various claims for property damage have been submitted to the Company's insurance carrier. These claims are presently being handled and, in many cases, settled by the insurance carrier's adjuster. There were approximately 200 claims being handled and adjusted with reserves for losses established as deemed appropriate by the insurance carrier. The majority of these claims have been settled.

Two lawsuits have been filed by homeowners in Newton, New Jersey who allegedly suffered property damages as a result of the March 14, 2003 explosion and fire. The Company's insurance carrier is defending as related to the property damage claims.

The Company in the normal course of business has been involved in law suits. Current suits are being defended by the insurance carrier and should be covered by insurance.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 11 Operating Lease

Able Energy Terminal, LLC, has acquired the following lease on the property it purchased on Route 46 in Rockaway, New Jersey.

The lease with Able Oil Company, a wholly owned subsidiary of Able Energy, Inc., has an expiration date of July 31, 2004. The lease provides for a monthly payment of $1,200 plus a one cent per gallon through put, as per a monthly rack meter reading.

Estimated future rents are $14,400 per year, plus the one cent per gallon through put charges per the monthly rack meter readings.

The Company leased 9,800 square feet in the Rockaway Business Centre on Green Pond Road in Rockaway, New Jersey. The facility will be used as a call center and will combine the administrative operations in New Jersey in one facility. The lease has a term of five (5) years from August 1, 2000 through July 31, 2005.

The rent for the first year is $7,145.83 per month and the second through fifth year is $7,431.67 per month, plus 20.5% of the building's annual operational costs and it's portion of utilities. The current monthly rent, including Common Area Charges, is $9,799.04 per month.

The lease does not contain any option for renewal. The total rent expense was $197,765 for the year ended June 30, 2004. The estimated future rents are as follows:

YEAR ENDED JUNE 30,

2005	$117,588
July 2005	9,799
TOTAL	$127,387

The following summarizes the month-to-month operating leases for the other subsidiaries:

Able Oil Melbourne	$ 500, per month
Total rent expense, $6,000

Able Energy New York	$ 600, per month
Total rent expense, $7,200

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 12 Franchising

The Company sells franchises permitting the operation of a franchised business specializing in residential and commercial sales of fuel, oil, diesel fuel, gasoline, propane and related services. Company will provide training, advertising and use of Able credit for the purchase of product, among other things, as specified in the Agreement. The franchisee has an option to sell the busi back to the Company after two (2) years of operations for a price calculated per the Agreement.

The Company signed its first franchise agreement in September 2000. On June 29, 2001, PriceEnergy.Com Franchising, LLC, a subsidiary, signed its first franchise agreement. The franchisee will operate a B-franchised business, using the proprietary marks and a license from PriceEnergy.Com, Inc. and will establish the presence of the franchisee's company on the PriceEnergy Internet Website. The franchisee will have the exclusive territory of Fairfield County, Connecticut as designated in the agreement. No new franchise agreements have been signed.

Note 13 Related Party Transactions

$44,690 is due from the major Shareholder/Officer of the Company. This amount bears interest at a rate of 6% between the Shareholder and the Company. This Shareholder has loaned the Company a total of $380,000 as of June 30, 2003, as evidenced by a Demand Note with interest at 6% per annum, which can be paid all or in part at any time without penalty. The Shareholder was repaid $135,000 on March 3, 2004 (See Note 22). The balance of the Note was paid in March 2004. Interest expense has been paid in the amount of $13,033. In relation to the payment of this Note and other transactions, the Shareholder has a liability tothe Company of $31,143.

The following officers of this Company own stock in the subsidiary,PriceEnergy.Com, Inc., which they incorporated in November 1999.

Chief Executive Officer 23.5%
President 3.6%

No capital contributions have been made by these officers (See Notes 1 and 8).

Note 14 Earnings Per Share

The shares used in the computation of the Company's basic and diluted Earnings
Per Common Share are as follows:
	JUNE 30, 2004	JUNE 30, 2003	JUNE 30, 2002
Weighted Average of Common Shares Outstanding Used in Basic Earnings Per Share	2,013,250	2,012,708	2,001,332
Dilutive Effect of:
Employee Stock Options	-	38,992	-
Stock Warrants	-	-	-
Weighted Average Common Shares Outstanding Used in Diluted Earnings Per Share	2,013,250	2,051,700	2,001,332

Weighted average common shares outstanding, assuming dilution, includes the incremental shares that would be issued upon the assumed exercise of stock options, and stock warrants. For 2004, approximately 349,000 of the company's stock options and stock warrants were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-diluted, 389,000 (2003) and 335,183(2002). These options and warrants could be dilutive in the future. The numerator for the calculation of both basic and diluted earnings per share is the earnings or loss available for common stockholders. The above table shows the denominator for basic and diluted earnings per share.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 15 Stock Option Plans

The Company has stock option plans under which stock options may be issued to officers, key employees, and non-employee directors to purchase shares of the Company's authorized but unissued common stock. The Company also has a stock option plan under which stock options may be granted to employees and officers.

Options granted currently expire no later than 3 to 5 years from the grant and have vesting periods from none to 25% at grant and 25% each anniversary.

OUTSTANDING OPTIONS
	NUMBER OF SHARES	EXERCISE PRICE	TERM
January 6, 2000	56,000
Grants	0	$5.00	5 years
Exercises

December 21, 2000	60,000	$1.80
Grants	0		5 years
Exercises
	23,000	$2.25
	0		5 years

October 22, 2002	50,000	$3.00
Grants	0		5 years
Exercises

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 16 Stock Warrants (Cont’d)

The Company has issued stock warrants as follows:

A. 60,000 Common Stock Purchase Warrants at $4.81 per share, effective August 31, 2000, and expiring August 31, 2005, to Andrew Alexander Wise & Company in connection with an investment banking advisory agreement with the Company, dated July 1, 2000.

B. 100,000 Common Stock Purchase Warrants at $4.00 per share, effective September 13, 2002, and expiring September 13, 2004, in connection with a $750,000 Note Payable (see Note 5).

The 160,000 warrants to purchase shares of common stock were outstanding during the second quarter of 2004 and were not included in the computation of diluted EPS as the warrants' were all higher than the average stock price of $2.59 and would have been anti-diluted (See Note 14). These warrants have not been registered under the Securities Act of 1933.

Note 17 Compensated Absences

There has been no liability accrued for compensated absences; as in accordance with Company policy, all compensated absences, accrued vacation and sick payment must be used by December 31st. At June 30, 2004, any amount for accrual of the above is not material and has not been computed.

Note 18 Cash Flow Information

The Directors received Common Stock as payment of Directors' Fees, $24,000, in the quarter ended September 30, 2002. No cash was received or paid. Upon the sale of the subsidiary on March 1, 2004, $1,400,000 is a receivable and has no effect on cash. In the year ended June 30, 2003, the Company lost fixed assets in an explosion at its Newton, NJ facility. There was no direct effect on cash of $239,497. Penalties were assessed of $435,500; no payment was made.

Note 19 Insurance Claim

The Company suffered a loss on March 14, 2003 of a building, trucks, leasehold improvements, product inventory and equipment as well as cost of cleanup and restoration. The Company has filed insurance claims. The insurance adjusters are in the process of finalizing the amounts to be paid to the Company. The estimated costs not reimbursed are $424,547 and is currently shown as deferred costs insurance claims on the balance sheet. Management anticipates the insurance recovery will cover the company costs. A claim for business interruption still has to be filed and a pollution claim is also pending.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 19 Insurance Claim (Cont’d)

The following is a summary of insurance claims filed:

Building (commercial property)	$349,526	$-
Paid by March 31, 2004	349,526

Contents	$337,617
Paid by June 30, 2004	337,617	-

Vehicles	$302,674
Paid by June 30, 2004	247,409	55,265

Total		$55,265

The above amounts were submitted as claims but do not represent a settlement with the insurance carriers.

Note 20 Business Segment Information

The Company does not have separate operating financial segments. The financial information is evaluated on a company wide basis. As such, no segment reporting is prepared for internal use.

Note 21 Reclassification

The Company has entered into a financing agreement with UPS Capital Business Credit, that permits the Company to borrow a $4,300,000 term loan, payable over fifteen (15) years. The loan closed on September 22, 2003 (see Note 4). The Company used the funds in part to repay short-term debt of $3,170,000, a bank loan of $1,270,000 and other Notes totaling $1,900,000. In accordance with Financial Accounting Standards Board FAS6, the refinanced short-term debt at June 30, 2003, has been reclassified to long-term as "Short-Term Debt Refinanced".

Note 22 Sale f Subsidiary

On March 1, 2004, the Company sold its subsidiary , Able Propane, LLC. The Sale was a sale of inventory and equipment (the operating assets of the subsidiary). The total price of the sale was $4,400,000. Of that, $3,000,000 was received in cash and was used as a reduction of long-term debt in the amount of $1,284,737. There was also payment of $135,000 of Officer Loan and $325,000 of Legal Fees. The Company had a cash increase of $1,255,268.

In conjunction with the sale of the propane business, the New Jersey Dept. of Community Affairs (DCA) reduced the fine that was charged of $419,500 to $25,000 and the reduction of $394,500 is shown as Other Income. The $419,500 had been deducted as an expense in the prior fiscal year ended June 30, 2003 (See Note 10).

The Company received a Note receivable for $500,000, principal balance of this Note payable in full on the fourth anniversary of the closing, March 1, 2008. The Note bears interest at 6% per annum ($30,000 per year), payable quarterly within 45 days of the closing of each fiscal quarter.

The Company also has signed a non-competition agreement and will receive a total payment of $900,000, payable in $225,000 installments due one, two, three and four years from the date of closing.

The Company will receive the accounts receivable due 60 days or less as follows: Current 100%, 30 days 95% and 60 days 85%. Within 30 days following closing, the Company is due approximately $124,586 from the buyer, $208,917 of accounts receivable have been paid by customers for a total of $333,503 to the Company. Accounts 90 days and greater, if collected, go to the buyer, which is approximately $42,000. After 120 days any uncollected amounts revert to the buyer.

(B-VIII)

ABLE ENERGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 2004 AND 2003

Note 23 Discontinued Operations

On March 1, 2004, the Company sold the operating assets of its subsidiary, Able Propane, LLC (see Note 22), and discontinued the sale of propane fuel in the State of New Jersey.

Following the sale, the results of Able Propane, LLC were reported in the Company's Consolidated Statements of Income and Cash Flows, separately, as discontinued operations. In accordance with Generally Accepted Accounting Principals (GAAP), the Consolidated Statement of Financial Position has not been restated. Able Propane, LLC represented the primary vehicle by which the Company engaged in the sale of propane fuel.

Summarized financial information for discontinued operations for the year ended June 30 are as follows:

	2004		2003	2002

Total Revenues		$1,817,902	$2,888,174	$1,872,443

Income (Loss) from Discontinued
Operations		(57,630)	148,830	425,284
Gain on Sale of Subsidiary		2,668,490	-	-
Total Income From Discontinued Operations		$2,610,860	$148,830	$425,284

Total Assets	$	- 0 -	$2,940,622
Total Liabilities		- 0 -	2,603,736

Net Assets of Discontinued Operations	$	- 0 -	$336,886

Able Propane, LLC is treated as a Partnership for tax purposes and pays no income tax. As such, there is no provision for income taxes. Able Propane, LLC has no assets or liabilities at June 30, 2004. The assets and liabilities after the sale and collection of accounts receivables and payment of accounts payables, which were transferred to the Company were immaterial to the total assets and liabilities of the Company.

(B-VIII)

ANNEX C

PROPOSED CHARTER AMENDMENT

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ABLE ENERGY, INC.

The undersigned, being the Chief Executive Officer of ABLE ENERGY, INC., a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.    The name of the corporation (hereinafter called the “corporation”) is Able Energy, Inc.

2.    The certificate of incorporation of the corporation is hereby amended by striking out Article Fourth thereof and by substituting in lieu of said Article the following new Article:

FOURTH. This corporation is authorized to issue two classes of shares of stock to be designated, respectively, common stock (“Common Stock”) and preferred stock (“Preferred Stock”). The number of shares of Common Stock authorized to be issued is Seventy-Five Million (75,000,000), par value $.001 per share, and the number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000), par value $.001 per share; the total number of shares which the corporation is authorized to issue is Eighty-Five Million (85,000,000).

A.    Rights, Preferences and Restrictions of Common Stock. The holders of the corporation's Common Stock, as a class, have equal ratable rights to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, and are entitled, upon liquidation of the corporation, to share ratably in the net assets available for distribution, are not redeemable and have no preemptive or similar rights; and holders of the corporation's Common Stock have one cumulative vote for each share held of record on all matters to be voted on by the corporation's stockholders.

B.    Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, in the resolution or resolutions adopted by the Board of Directors providing for the issue of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding, and any other preferences, privileges and relative rights of such series as the Board of Directors may deem advisable. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3.    The amendment of the certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

C-1

The effective time of the amendment herein certified shall be ____________ ____, 2006.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment of the corporation’s Certificate of Incorporation to be signed by Gregory D. Frost, its Chief Executive Officer this ______ day of ______, 2006.

ABLE ENERGY, INC. By:__________________________________ Gregory D. Frost, Chief Executive Officer

C-2

ANNEX D

FAIRNESS OPINION

EHRENKRANTZ KING NUSSBAUM, Inc.
410 Park Avenue, Suite 710
New York, New York 10022

212-786-6928

October 7, 2005
Board of Directors
Able Energy, Inc.
198 Green Pond Road
Rockaway, NJ 07866

Members of the Board of Directors

We understand that Able Energy, Inc. (“Able” or the “Company”) has entered into an agreement to purchase all of the shares of All American Plazas, Inc. as of June 16, 2005, pursuant to the terms and conditions of a Stock Purchase Agreement (the “Agreement”), which has been amended and restated into the Asset Purchase Agreement as of the same date. Pursuant to the Agreement as of the date of the closing, Able will deliver its restricted common shares in an aggregate amount of $35,000,000 based on a per share value of $3.00 and will receive substantially all of the assets of All American Plazas, Inc. The specific terms and conditions of the Stock Purchase Agreement as amended and restated into the Asset Purchase Agreement are set forth in detail in the Agreement. The Agreement, as amended and restated, provides among other things, that the Company will issue its restricted common stock to the shareholders of All American Plazas, Inc. in exchange for the assets and certain liabilities of All American Plazas, Inc. In effect, the Company will be acquiring the business operations of All American Plazas, Inc. along with Property Equity Interests, as defined in the Agreement, as amended and restated. Additionally, the Company will be entering into long term leases agreements with All American Plazas, Inc. and the lease payments will accrue to the purchase price of the Property Equity Interests.

You have requested our opinion, as a financial advisor, with respect to the fairness, solely from a financial point of view, of the consideration being exchanged via distribution to All American Plazas, Inc. of the Company’s restricted common stock. We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying reasons or decision to proceed with or effect the asset purchase as contemplated by the proposed transaction. In arriving at our opinion, we did nor do we intend to, offer any opinion as to the merits of the underlying decision by the Company to enter into the Agreement or to consummate the transactions contemplated hereby. This opinion is addressed to, and is for the use, information and benefit of, the Members of the Board of Directors of the Company and is not a recommendation to the holders of the Company common stock to approve the transaction contemplated by the Agreement.

In arriving at our opinion, we have reviewed and analyzed:

Stock Purchase Agreement, as amended and restated into the Asset Purchase Agreement, between Able Energy, inc. and All American Plazas, Inc. dated June 16, 2005.

Memorandum of Information titled ABLE ENERGY & ALL AMERICAN PLAZAS, INC.

Publicly available information concerning the Company which we deemed to be relevant to our inquiry and analysis including the Company’s Annual Reports as reported to the Securities and Exchange Commission on form 10-K SB for the fiscal years ended June 30, 2003 and June 30,2004 and June 30, 2005; quarterly financial reports on form 10Q-SB for the periods ended March 31, 2005, December 31, 2004 and September 30, 2004; the Definitive Proxy dated October 3, 2005 in a draft form, Form 8K filed March 4, 2005 and other information filings.

Financial operating information with respect to the business, operations and prospects of All American Plazas, Inc. furnished to us by the counsel of the Company, discussions with the counsel for the Company.
Independent appraisal reports prepared by third parties for each of the included properties which will be leased and whose value represents the value of the Property Equity Interests.

A Securities Purchase Agreement between All American Plazas, Inc. and certain purchasers of a Variable Rate Secured Convertible Debenture, Additional Investment Rights Agreement, Registration Rights Agreement, and other documents relating to a financing transaction contemplated by All American Plazas, Inc on or about June 6, 2005.

In arriving at our opinion, we employed seven methods of valuation analysis as follows:

•	Historical Cost Analysis - analyzes the book value of All American Plazas, Inc.

•	Replacement Cost - analyzes fair market value using current cost to replace existing assets and liabilities

•	Comparable Company Analysis - derives a range of implied values for All American Plazas, Inc. by and analyzing how the public marketplace values similar publicly-traded companies.

•	Comparable Transaction Analysis - derives a range of implied values for All American Plazas, Inc. by analyzing how acquirers value companies or assets similar to All American Plaza, Inc.

•	Contribution Analysis - examines the relative value of each entity based on each entity’s contribution to the combined company. This analysis is based on a key financial metrics.

•	Liquidation Value - analyzes the potential liquidation value of American Plazas, Inc.

•
Trading History - The prices of and trading history of the Company’s common shares prior to the 8K filing of March 4, 2005 to reflect the pre and post transaction indication as represented by the closing price on September 30, 2005

Such other financial and comparative analyses as we deemed appropriate or necessary for the purpose of rendering the opinion as expressed herein

We have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or discussed with us by the Company or otherwise used by us in arriving at our opinion without independent verification and have further relied upon the assurances of management of the Company that they are not aware of any facts that would make such information inaccurate or misleading with respect to the financial forecasts (including on a pro forma basis) of the Company. Upon advice of the Company, we have assumed that such forecasts have been reasonably prepared reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company (including on a pro forma basis), and that the Company reasonably expects to perform in accordance with such forecasts. In arriving at our opinion, we have not conducted physical inspections of the properties and facilities of the Company and have not made or obtained any evaluations , independent or otherwise, or appraisals of the assets, including any proprietary technology, or current or future liabilities of the Company. Additionally, you have not authorized us to solicit, and we have not solicited any indications of interest from any third party with respect to the purchase or business combination of all or a part of the Company’s business on a post-transaction basis. Our opinion is necessarily based upon limited market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

We have not acted as financial advisor to the Company in connection with the initiation, solicitation of or negotiation of any terms of Stock Purchase Agreement between Able Energy, Inc. and All American Plazas, Inc., nor have we had any discussions with the management of All American Plazas, Inc. We will however, receive a fee for our services in rendering this opinion whether or not a transaction occurs. We will not receive any additional fees from any of the parties related to this transaction and we have not, and do not expect to, perform any investment banking services for the Company. In the ordinary course of our business, we may have bought or sold shares of the Company on behalf of client accounts maintained at our firm. However, on June 7, 2005, we placed the shares of the Company on our internal restricted list as a result of having been asked by the Company to render an opinion.

The scope of EKN’s opinion is expressly limited to the contents herein. It is understood that this letter is not intended to confer any rights or remedies upon any other entity or persons, and may not be quoted or referred to for any purpose without our prior written consent, except for inclusion in a proxy statement or information statement related to the transaction, as contemplated hereby, that we have had an opportunity to review.

This opinion is solely for the use and benefit of the Board of Directors of the Company and shall not be disclosed publicly or made available to, or relied upon by, any third party without our prior approval. The Company may include the Opinion and a description thereof in any document required to be filed with the Securities and Exchange Commission and distributed to the Company’s stockholders in connection with a proxy seeking their approval and may refer to EKN in such document, provided that any such description and references have been submitted to and are reasonable acceptable to EKN. This opinion is not intended to be and does not constitute a recommendation to any stockholder as to whether to vote for the transaction as proposed.

On the basis of our analysis and review and in reliance on the accuracy and completeness of the information furnished to us, it is our opinion that, as of the date hereof, the transaction is fair to the stockholders of Able Energy, Inc. from a financial point of view.

Very truly yours,

EHRENKRANTZ KING NUSSBAUM, Inc.

By: /s/ John F. O’Brien
John F. O’Brien
Managing Director

EHRENKRANTZ KING NUSSBAUM, Inc.
410 Park Avenue, Suite 710
New York, New York 10022

212-786-6928

June 15, 2005

Board of Directors
Able Energy, Inc.
198 Green Pond Road
Rockaway, NJ 07866

Members of the Board of Directors

We understand that Able Energy, Inc. (“Able” or the “Company”) has offered to purchase all of the issued and outstanding shares of All American Plazas, Inc. and that the parties have prepared a draft agreement to effectuate this purchase of all of the shares of All American Plazas, Inc., pursuant to the terms and conditions of a Stock Purchase Agreement dated June 15, 2005 (the “Agreement”). Pursuant to the Agreement as of the date of the closing, Able will deliver its restricted common shares in an aggregate amount of $35,000,000 based on a per share value of $3.00 and will receive in exchange all of the shares of All American Plazas, Inc. In addition, Able will pay All American an additional amount of $10,000,000, also based on a per share value of $35,000,000 providing All American with substantial interest expense, savings and additional working capital. The specific terms and conditions of the Stock Purchase are set forth in detail in the Agreement.

You have requested our opinion, as a financial advisor, with respect to the fairness, solely from a financial point of view, whether the consideration being paid by the Company to the shareholders of All American Plazas, Inc., is fair to the stockholders of Able Energy, Inc. We have not been requested to opine as to, and our opinion does not in any manner address the Company’s underlying reasons or decision to proceed with or effect the stock purchase as contemplated by the proposed transaction.

In arriving at our opinion, we have reviewed and analyzed:

The draft Stock Purchase Agreement Between Able Energy, Inc. and shareholders of All American Plazas, Inc. dated June 15, 2005.

Memorandum of Information titled ABLE ENERGY & ALL AMERICAN PLAZAS, INC.

Publicly available information concerning the Company which we deemed to be relevant to our inquiry and analysis including the Company’s Annual Reports as reported to the Securities and Exchange Commission on form 10-K SB for the fiscal years ended June 20, 2003 and June 30, 2004, quarterly financial reports on form 10Q-SB for the periods ended March 31, 2005, December 31, 2004 and September 30, 2004; the Definitive Proxy dated May 3, 2005, Form 8K filed March 4, 2005 and other information filings.

Financial and operating information with respect to the business, operations and prospects of All American Plazas, Inc. furnished to us by the counsel of the Company, discussions with both the counsel for the Company and the Vice President of Business Development and Steve Ruberman of Maier Markey & Menashi as outside auditors for AAP concerning the current operations, financial condition and future prospects of the Company.

A Securities Purchase Agreement between All American Plazas, Inc. and certain purchasers of a Secured Debenture, Additional Investment Rights Agreement as well as the proposed documents between the Company and the purchasers in the event the Company completes the stock acquisition of all of the shares of All American pursuant to the Agreement, namely the Securities Assumption, Amendment and Issuance Agreement, the Variable Rate Secured Convertible Debenture, Common Stock Purchase Warrant, Registration Rights Agreement and other documents relating to a financing transaction completed by All American Plazas, Inc. on or about June 6, 2005.

In arriving at our opinion, we looked at various valuation methods such as the following and applied those that were appropriate in our judgment:

•	Comparable Company Analysis - derives a range of implied values for All American Plazas, Inc. by analyzing how the public marketplace values similar private companies.

•	Comparable Transaction Analysis - derives a range of implied values for All American Plazas, Inc. by analyzing how acquires value companies or assets similar to All American Plaza, Inc.

•	Contribution Analysis - examines the relative value of each entity based on each entity’s contribution to the combined company. This analysis is based on key financial metrics.

•	Liquidation Value - analyzes the potential liquidation value of All American Plazas, Inc.

•	Trading History - The prices of and trading history of the Company’s common shares prior to the 8K filing of March 4, 2005 to reflect the pre and post transaction indication.

Such other financial and comparative analyses as we deemed appropriate or necessary for the purpose of rendering the opinion as expressed herein.

We have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or discussed with us by the Company or otherwise used by us in arriving at our opinion without independent verification and have further relied upon the assurances of management of the Company that they are not aware of any facts that would make such information inaccurate or misleading with respect to the financial forecasts (including on a pro forma basis) of the Company. Upon advise of the Company, we have assumed that such forecasts have been reasonably prepared reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company (including on a pro forma basis), and that the Company reasonably expects to perform in accordance with such forecasts. In arriving at our opinion, we have not conducted physical inspections of the properties and facilities of the Company and have not made or obtained any evaluations, independent or otherwise, or appraisals of the assets, including any proprietary technology, or current or future liabilities of the Company. Additionally, you have not authorized us to solicit, and we have not solicited any indications of interest from any third party with respect to the purchase or business combination of all or part of the Company’s business on a post-transaction basis. Our opinion is necessarily based upon limited market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

We have not acted as financial advisor to the Company on connection with the initiation, solicitation of or negotiation of any terms of Stock Purchase Agreement between Able Energy, Inc. and All American Plazas, Inc., nor have we had any discussions with the management of All American Plazas, Inc. Although, we have discussed with All American Plazas, Inc.’s outside auditing firm, Maier Markey & Menashi, the financial statements of All American. We will however, receive a fee for our services in rendering this opinion whether or not a transaction occurs. We will not receive any additional fees from any of the parties related to this transaction and we have not, and do not expect to, perform any investment banking services for the Company. In the ordinary course of our business, we may have bought or sold shares of the Company on behalf of client accounts maintained at our firm. However, on June 7, 2005, we placed the shares of the Company on our internal restricted list as a result of having been asked by the Company to render an opinion.

This opinion is solely for the use and benefit of the Board of Directors of the Company and the stockholders of Able and shall not be disclosed publicly or made available to, or relied upon by, any third party without our prior approval. The Company may include the Opinion and description thereof in any document required to be filed with the Securities and Exchange Commission and distributed to the Company’s stockholders in connection with a proxy seeking their approval and may refer to EKN in such document, provided that any such description and references have been submitted to and are reasonable acceptable to EKN. This opinion is not intended to be and does not constitute a recommendation to any stockholder as to whether to vote for the transaction as proposed.

On the basis of our analysis and review and in reliance on the accuracy and completeness of the information furnished to us, it is our opinion that, as of the date hereof, the transaction is fair to the stockholders of Able Energy, Inc., form a financial point of view.

Very truly yours,

EHRENKRANTZ KING NUSSBAUM, Inc.
/s/ Robert Nathan
Robert Nathan
Managing Director

ANNEX E

PRO FORMA FINANCIAL STATEMENTS

ABLE ENERGY INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet as of March 31, 2006 aggregates the condensed combined balance sheet of Able Energy Inc. and Subsidiaries ("Able"), and the balance sheet of All American Plazas, Inc. and Subsidiaries ("AAP") as of March 31, 2006, and gives effect to the acquisition transaction which is anticipated to occur as if the acquisition had occurred as of March 31, 2006. The accounting for the transaction is more fully described in Note 1 to the pro forma condensed combined financial statements.

The following unaudited pro forma condensed combined statements of operations combine the results of operations of Able for the nine months ended March 31, 2006 and for the year ended June 30, 2005, with the statements of operations for AAP for the nine months ended December 31, 2005 and for the year ended September 30, 2005 as if the acquisition had occurred as of July 1, 2004.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate historical unaudited financial statements of Able as filed on Form 10-Q for the nine months ended March 31, 2006 and the unaudited historical financial statements for AAP for the nine months ended March 31, 2006 and the audited financial statements of Able for the year ended June 30, 2005 and AAP for the years ended September 30, 2005 appearing elsewhere in this statement. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the dates indicated above, or the combined results of operations which might have existed for the periods indicated or combined results of operations as they may be in the future.

For purposes of preparing Able’s consolidated financial statements, a new basis will be established for the assets and liabilities of AAP based upon the fair value thereof, including the costs of the acquisition. The unaudited pro forma condensed combined balance sheet and statements of operations reflect management’s best estimate of the purchase price allocation; however, the final allocation may differ from the pro forma amounts.

ABLE ENERGY, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2006

ASSETS
			Pro Forma
	Able	AAP	Adjustments		Combined
	(a)	(b)
CURRENT ASSETS
Cash	$1,605,404	$3,603,095	$--		$5,208,499
Accounts receivable, net	3,526,628	3,248,654	--		6,775,282
Inventories	1,021,456	2,963,820	--		3,985,276
Notes receivable - current portion	276,962	--	--		276,962
Deferred income taxes	--	213,900	(213,900)	(c)	--
Notes receivable - related parties	1,904,457	--	--	(d)	1,904,457
Prepaid expenses and other current assets	700,313	463,539	--		1,163,852
Total current assets	9,035,2206	10,493,008	(213,900)		19,314,328

PROPERTY, PLANT AND EQUIPMENT, net	4,528,837	40,472,956	(38,786,956 814,000)	(c) (e)	7,028,837

OTHER ASSETS
Security deposits	84,918	--	--		84,918
Restricted cash	--	75,000	--		75,000
Notes receivable - less current portion	849,182	--			849,182
Intangible assets, net	548,418	1,545,098	21,954,902	(f)	24,048,418
Deferred financing costs, net	164,656	--	--		164,656
Prepaid acquisition costs	311,940	--	--		311,940
Investment in Able	--	5,659,050	(5,659,050)	(c)	--
Investment in St. Johns Reality	--	2,048,936	(2,048,936)	(c)	--
Notes receivable - related parties	--	3,493,817	(3,493,817)	(c)	--
Goodwill	--	--	12,030,100	(g)	12,030,100

TOTAL ASSETS	$15,523,171	$63,787,865	$(15,403,657)		$63,907,379

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,939,705	$13,384,208	$--	(h)	$16,323,913
Line of credit	1,115,741	--	--		1,115,741
Notes payable, current portion	74,951	52,937,240	(52,937,240)	(c)	74,951
Capital leases payable, current portion	316,125	--	--		316,125
Customer pre-purchase payments	2,086,864	--	--		2,086,864
TOTAL CURRENT LIABILITIES	6,533,386	66,321,448	(52,937,240)		19,917,594

LONG-TERM LIABILITIES
Convertible debentures, net	46,422	--	--		46,422
Unearned income	228,579	--	--		228,579
Deferred income taxes psyable	--	3,510,400	(3,,510,400)	(c)	--
Notes payable, less current portion	3,195,688	6,796,641	(6,796,641)	(c)	3,195,688
Capital leases payable, less current portion	685,250	--	--		685,250

TOTAL LIABILITIES	10,689,325	76,628,489	(63,244,281)		24,073,533

STOCKHOLDERS' EQUITY
Common stock	3,032	2,611,716	11,667 (2,611,716)	(i) (c)	14,699
Additional paid in capital	14,224,220	8,585,556	34,988,333 (8,585,556)	(i) (c)	49,212,553
Accumulated deficit	(9,188,999)	(24,037,896)	24,037,896	(c)	(9,188,999)
Deferred compensation	(204,407)	--	--		(204,407)
TOTAL STOCKHOLDERS' EQUITY	4,833,846	(12,840,624)	47,840,624		39,833,846

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,523,171	$63,787,865	$(15,403,657)		$63,907,379

See notes to unaudited pro forma condensed combined financial statements.

ABLE ENERGY, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Nine Months Ended March 31, 2006

			Pro Forma
	Able	AAP	Adjustments		Combined
	(j)	(k)
NET SALES	$61,736,954	$126,247,621	--		$187,984,575

COST OF SALES	56,332,818	112,582,057	--		168,914,875

GROSS PROFIT	5,404,136	13,665,564	--		19,069,700

OPERATING EXPENSES
Other operating expenses	--	10,884,376	4,259,613	(l)	15,143,989
Selling, general and administrative	6,242,669	2,758,529	--		9,001,198
Depreciation and amortization	974,457	2,418,265	(2,418,265) 375,000 1,762,500	(m) (n) (o)	3,111,957
Other operating income	--	(1,004,759)	--		(1,004,759)

TOTAL OPERATING EXPENSES	7,217,126	15,056,411	3,978,848		24,917,423

LOSS FROM OPERATIONS	(1,812,990)	(1,390,847)	(3,978,848)		(7,182,685)

OTHER INCOME (EXPENSES)
Interest and other income	113,688	1,263,673	(791,631)	(p)	585,730
Interest expense	(525,331)	(4,298,988)	4,259,613	(l)	(564,706)
Loss in equity of Able	--	(1,438,127)	1,438,127	(q)	--
Note conversion expense	(125,000)	--	--		(125,000)
Amortization of discounts on debt	(2,413,922)	--	--		(2,413,922)

TOTAL OTHER INCOME (EXPENSE)	(2,950,565)	(4,473,442)	4,906,109		(2,517,898)

Loss before benefit from income taxes	--	(1,724,500)	1,724,500		(1,724,500)

NET LOSS	$(4,763,555)	$(4,139,789)	$(797,239)		$(9,700,583)

Basic and Diluted Net Loss Per Share Applicable to Common Stockholders	$(1.76)				$(.68)

Weighted Average Number of Common Shares Outstanding - Basic and Diluted	2,700,748		11,666,667	(i)	14,367,415

See notes to unaudited pro forma condensed combined financial statements.

ABLE ENERGY, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2005

			Pro Forma
	Able	AAP	Adjustments		Combined
	(r)	(s)
NET SALES	$61,964,825	$149,625,495	--		$211,290,320

COST OF SALES	55,977,955	131,053,067	--		187,031,022

GROSS PROFIT	5,986,870	18,572,428	--		24,559,297

OPERATING EXPENSES
Other operating expenses	--	14,748,379	3,069,781	(t)	17,818,160
Selling, general and administrative	6,656,212	2,703,846	--		9,360,058
Depreciation and amortization	1,183,144	2,105,489	(2,105,489) 500,000 2,350,000	(u) (v) (w)	4,033,144
Other operating income	--	(1,342,736)	--		(1,342,736)

TOTAL OPERATING EXPENSES	7,839,356	18,214,978	3,814,292		29,868,626

(LOSS) INCOME FROM OPERATIONS	(1,852,486)	357,450	(3,814,292)		(5,309,328)

OTHER INCOME (EXPENSES)
Interest and other income	195,493	973,086	(510,896)	(x)	657,683
Interest expense	(449,776)	(3,069,781)	3,069,781	(t)	(449,776)
Loss in equity of Able	--	(572,246)	572,246	(y)	--

TOTAL OTHER INCOME (EXPENSE)	(254,283)	(2,668,941)	3,131,131		207,907

Loss before provision for (benefit from) income taxes	(2,106,769)	(2,311,491)	(683,161)		(5,101,421)

Provision for (benefit from) income taxes	3,488	(805,000)	805,000		3,488

NET (LOSS ) INCOME	$(2,110,257)	$(1,506,491)	$(1,488,161)		$(5,104,909)

Basic and Diluted Net Loss Per Share Applicable to Common Stockholders	$(.99)				$(.37)

Weighted Average Number of Common Shares Outstanding - Basic and Diluted	2,140,813		11,666,667	(i)	13,807,480

See notes to unaudited pro forma condensed combined financial statements.

ABLE ENERGY INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2006 AND THE YEAR ENDED
JUNE 30, 2005

NOTE 1 - ACQUISITION
Pursuant to the Asset Purchase Agreement, dated as of June 16, 2005, Able Energy Inc. ("Able"), a Delaware corporation, intends to acquire all of the truck plaza business assets of All American Plazas Inc. and Subsidiaries ("AAP"). AAP owns and operated truck stop plazas in New Jersey, Pennsylvania and Virginia. The purchase price for this transaction is $35,000,000 and will be settled with the issuance of restricted common shares of Able.

NOTE 2 - PRO FORMA ADJUSTMENTS
The pro forma adjustments give effect to the acquisition of AAP by Able.

Balance Sheet - March 31, 2006
(a)	Derived from the unaudited consolidated balance sheet of Able at March 31, 2006.

(b)	Derived from the unaudited consolidated balance sheet of AAP at March 31, 2006.

(c)
Elimination of assets not being acquired, liabilities not being assumed (include all deferred tax assets and liabilities, AAP’s investment in Able, all related party notes receivable, all real property not being acquired, and all long term debt fo AAP not being assumed by Able) and equity of AAP.

(d)	Included in notes receivable - related parties is a $1,730,000 note to AAP. This note is not being assumed or cancelled in connection with this acquisition and therefore has not been adjusted.

(e)
Recording of estimated fair value of purchased property, plant and equipment. The value amounts of these assets were estimated based upon information available to management and are subject to change based upon an outside appraisal being performed.

A summary of the pro forma adjustment for property, plant and equipment is as follows:
Total estimated purchased property, plant and equipment	$2,500,000
Less: Property, plant and equipment previously recorded on AAP	1,686,000
Pro forma adjustment for property, plant and equipment	$814,000

(f)
Recording of estimated values of purchased identifiable intangible assets consisting of $23,500,000 for a the option to acquire the real estate underlying operating leases on the property of each of AAP’s truck stops, which is amortizable over ten years. The option was valued by management as being 50% of the current equity value of the AAP real estate based on third-party appraisals less debt.

A summary of the pro forma adjustment for intangibles is as follows:

Total estimated purchased identifiable intangible assets	$23,500,000
Less: Intangible assets previously recorded on AAP	1,545,098
Pro forma adjustment for intangible assets	$21,954,902

(g)	The following table summarizes the estimated allocation of the purchase price for AAP and the pro forma adjustment to record goodwill:

Current assets	$10,279,108
Property and equipment	2,500,000
Restricted cash	75,000
Identifiable intangible assets	23,500,000
Fair value of liabilities assumed	(13,384,208)

Net fair value assigned to assets acquired and liabilities assumed	22,969,900

Goodwill	12,030,100

Total Purchase Price	$35,000,000

The following represents a summary of the purchase price consideration:

Value of common stock issued	$35,000,000

(h)
In exchange for a credit line extension from one of AAP’s fuel suppliers, AAP provided the fuel supplier the right until June 1, 2006, extended through September 1, 2006, to convert between $3,000,000 and $6,000,000 of AAP’s accounts payable to the supplier into common stock of AAP. When the business combination between Able and AAP is completed and the debt of the Company is assumed by Able, the fuel supplier will then have the right to convert the aforementioned amounts into common stock of the Able by September 1, 2006 at a conversion price equivalent to the last equity financing completed by Able or the current market price, which ever is less.

(i)	Issuance of $35,000,000 of Able stock representing 11,666,667 shares of common stock and additional estimated costs related to acquisition of $500,000.

Statement of Operations - For the Nine Months Ended March 31, 2006

(j)	Derived from the unaudited consolidated statement of operations of Able for the nine months ended March 31, 2006.

(k)	Derived from the unaudited statement of operations of AAP for the nine months ended March 31, 2006.

(l)	Elimination of interest expense related to long-term debt being retained by AAP and the recognition of rent expense related to the lease agreements on the land being retained by AAP.

(m)	Reversal of depreciation and amortization of fixed assets and intangibles previously recorded of $2,418,265 for the period July 1, 2005 through March 31, 2006, related to the acquisition of AAP.

(n)	Recording an estimate for the depreciation of purchased fixed assets of $375,000 for the nine months ended March 31, 2006 related to the acquisition of AAP.

(o)	Recording an estimate for the amortization of purchased identifiable intangible assets of $1,762,500 for the nine months ended March 31, 2006 related to the acquisition of AAP.

(p)	Elimination of income recorded on AAP for nine months ending March 31, 2006, consisting of interest income on notes receivable.

(q)	Elimination of loss in equity of Able recorded on AAP.

Statement of Operations - For the Year Ended June 30, 2005

(r)	Derived from the audited consolidated statement of operations of Able for the year ended June 30, 2005.

(s)	Derived from the audited statement of operations of AAP for the year ended September 30, 2005.

(t)	Elimination of interest expense related to long-term debt being retained by AAP and the recognition of rent expense related to the lease agreements on the land being retained by AAP.

(u)	Reversal of depreciation and amortization of fixed assets and intangibles previously recorded of $2,105,489 for the year ended September 30, 2005, related to the acquisition of AAP.

(v)	Recording an estimate for the depreciation of purchased fixed assets of $500,000 for the year ended June 30, 2005 related to the acquisition of AAP.

(w)	Recording an estimate for the amortization of purchased identifiable intangible assets of $2,350,000 for the year ended June 30, 2005 related to the acquisition of AAP.

(x)	Elimination of income recorded on AAP for year ended September 30, 2005, consisting of interest income on notes receivable.

(y)	Elimination of loss in equity of Able recorded on AAP.

                                                                                                                                                            *****

PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS OF

ABLE ENERGY, INC.

_________________

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

ABLE ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Christopher Westad and Gregory Frost with full power of substitution, proxy to vote at the Annual Meeting of Stockholders of Able Energy, Inc. (the “Company”) to be held at the offices of Able Energy, Inc., 1140 6th Avenue, New York, New York at 10:00 a.m. Eastern Time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and in their discretion upon such other matters as may come before the meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

(Continued and to be signed on the reverse side)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ABLE ENERGY, INC.

Vote on Acquisition

1. ACQUISITION OF ALL AMERICAN PLAZAS, INC.

Issuance of up to 11,666,667 shares of the Company’s common stock which will result in the acquisition of substantially all of the assets of All American Plazas, Inc., or All American, a Pennsylvania corporation, pursuant to the Stock Purchase Agreement, dated as of June 16, 2005, by and among the shareholders of All American and us (as amended and restated into the Asset Purchase Agreement as of the same date)

[   ] FOR     [   ]  AGAINST     [   ]    ABSTAIN

Vote on Financing

2. RATIFICATION AND APPROVAL OF JULY DEBENTURE FINANCING

Potential issuance of up to 789,970 shares of the Company’s common stock through the conversion of certain convertible debentures the Company issued in connection with a $2.5 million sale of such debentures which took place in July 12, 2005 and 5.25 million shares pursuant to the exercise of warrants at $7.50 per share issued in connection with the same financing

[   ] FOR      [   ]   AGAINST      [   ]    ABSTAIN

Vote on Charter Amendment

2. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

Increase in the number of shares of common stock authorized for issuance under the Company’s Certificate of Incorporation from 10,000,000 shares to 75,000,000 shares.

[   ] FOR      [   ] AGAINST      [   ]      ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE ABOVE PROPOSALS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign (manually add below additional signatory lines as may be needed). When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Please indicate if you plan to attend this meeting [   ] Yes [   ] No

Signature of Stockholder ________________________________________ Date:__________________________

Entity Name (if applicable)/Capacity ________________________________________